UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-05739

Name of Fund: BlackRock MuniEnhanced Fund, Inc. (MEN)

Fund Address:  100 Bellevue Parkway, Wilmington, DE 19809

Name and address of agent for service: John M. Perlowski, Chief Executive Officer, BlackRock MuniEnhanced

            Fund, Inc., 55 East 52nd Street, New York, NY 10055

Registrant’s telephone number, including area code: (800) 882-0052, Option 4

Date of fiscal year end: 04/30/2017

Date of reporting period: 10/31/2016

Item 1 – Report to Stockholders

OCTOBER 31, 2016

SEMI-ANNUAL REPORT (UNAUDITED)

BlackRock MuniAssets Fund, Inc. (MUA)

BlackRock MuniEnhanced Fund, Inc. (MEN)

BlackRock MuniHoldings Fund, Inc. (MHD)

BlackRock MuniHoldings Fund II, Inc. (MUH)

BlackRock MuniHoldings Quality Fund, Inc. (MUS)

BlackRock Muni Intermediate Duration Fund, Inc. (MUI)

BlackRock MuniVest Fund II, Inc. (MVT)

Not FDIC Insured • May Lose Value • No Bank Guarantee

2	SEMI-ANNUAL REPORT	OCTOBER 31, 2016

The Markets in Review

Dear Shareholder,

Central bank policy decisions have continued to provide support to financial markets, while changing economic outlooks and geopolitical risks have been major drivers of investor sentiment. After ending its near-zero interest rate policy at the end of 2015, the Federal Reserve (the “Fed”) remained in focus as investors considered the anticipated pace of future rate hikes. With the European Central Bank and the Bank of Japan having moved into stimulus mode, the divergence in global monetary policies drove heightened market volatility at the beginning of 2016 and caused the U.S. dollar to strengthen considerably.

Financial markets had a rough start to the year as the strong dollar challenged U.S. companies that generate revenues overseas and pressured emerging market currencies and commodities prices. Low and volatile oil prices and signs of slowing growth in China were also meaningful factors behind the decline in risk assets early in the year. However, as the first quarter wore on, these pressures abated and a more tempered outlook for U.S. rate hikes helped the markets rebound.

Volatility spiked in late June when the United Kingdom shocked investors with its vote to leave the European Union. Uncertainty around how the British exit might affect the global economy and political landscape drove investors to high-quality assets, pushing already low global yields to even lower levels. However, risk assets recovered swiftly in July as economic data suggested that the consequences had thus far been contained to the United Kingdom.

In a second episode of surprise vote results, equities fell sharply after the news of Donald Trump’s victory in the U.S. presidential election, but quickly recovered, and the yield curve steepened due to expectations for rising inflation. Broadly, a reflation theme has been building amid signs of rising price pressures, central banks signaling a greater tolerance to let inflation run hotter, and policy emphasis shifting from monetary to fiscal stimulus.

At BlackRock, we believe investors need to think globally, extend their scope across a broad array of asset classes and be prepared to adjust accordingly as market conditions change over time. We encourage you to talk with your financial advisor and visit blackrock.com for further insight about investing in today’s markets.

Sincerely,

Rob Kapito

President, BlackRock Advisors, LLC

Rob Kapito

President, BlackRock Advisors, LLC

Total Returns as of October 31, 2016
	6-month	12-month
U.S. large cap equities (S&P 500® Index)	4.06%	4.51%
U.S. small cap equities (Russell 2000® Index)	6.13	4.11
International equities (MSCI Europe, Australasia, Far East Index)	(0.16)	(3.23)
Emerging market equities (MSCI Emerging Markets Index)	9.41	9.27
3-month Treasury bills (BofA Merrill Lynch 3-Month U.S. Treasury Bill Index)	0.17	0.31
U.S. Treasury securities (BofA Merrill Lynch 10-Year U.S. Treasury Index)	0.46	4.24
U.S. investment grade bonds (Bloomberg Barclays U.S. Aggregate Bond Index)	1.51	4.37
Tax-exempt municipal bonds (S&P Municipal Bond Index)	0.98	4.53
U.S. high yield bonds (Bloomberg Barclays U.S. Corporate High Yield 2% Issuer Capped Index)	7.59	10.16
Past performance is no guarantee of future results. Index performance is shown for illustrative purposes only. You cannot invest directly in an index.

THIS PAGE NOT PART OF YOUR FUND REPORT	3

Municipal Market Overview

For the Reporting Period Ended October 31, 2016

Municipal Market Conditions

Municipal bonds generated positive performance for the period, due to falling interest rates and a favorable supply-and-demand environment. Interest rates were volatile late in 2015 (bond prices rise as rates fall) leading up to a long-awaited rate hike from the U.S. Federal Reserve (the “Fed”) that ultimately came in December. However, ongoing reassurance from the Fed that rates would be increased gradually and would likely remain low overall resulted in strong demand for fixed income investments. Investors favored the relative yield and stability of municipal bonds amid bouts of volatility resulting from uneven U.S. economic data, volatile oil prices, global growth concerns, geopolitical risks (particularly the United Kingdom’s decision to leave the European Union and the contentious U.S. election), and widening central bank divergence — i.e., policy easing outside the United States while the Fed was posturing to commence policy tightening. During the 12 months ended October 31, 2016, municipal bond funds garnered net inflows of approximately $61 billion (based on data from the Investment Company Institute).

For the same 12-month period, total new issuance remained robust from a historical perspective at $439 billion (significantly above the $420 billion issued in the prior 12-month period). A noteworthy portion of new supply during this period was attributable to refinancing activity (roughly 60%) as issuers continued to take advantage of low interest rates and a flatter yield curve to reduce their borrowing costs.

S&P Municipal Bond Index
Total Returns as of October 31, 2016
6 months: 0.98%
12 months: 4.53%

A Closer Look at Yields

From October 31, 2015 to October 31, 2016, yields on AAA-rated 30-year municipal bonds decreased by 51 basis points (“bps”) from 3.07% to 2.56%, while 10-year rates fell by 31 bps from 2.04% to 1.73% and 5-year rates decreased 4 bps from 1.17% to 1.13% (as measured by Thomson Municipal Market Data). The municipal yield curve experienced significant flattening over the 12-month period with the spread between 2- and 30-year maturities flattening by 81 bps and the spread between 2- and 10-year maturities flattening by 61 bps.

During the same time period, on a relative basis, tax-exempt municipal bonds broadly outperformed U.S. Treasuries with the greatest outperformance experienced in longer-term issues. In absolute terms, the positive performance of muni bonds was driven largely by falling interest rates as well as a supply/demand imbalance within the municipal market as investors sought income and incremental yield in an environment where opportunities became increasingly scarce. More broadly, municipal bonds benefited from the greater appeal of tax-exempt investing in light of the higher tax rates implemented in 2014. The asset class is known for its lower relative volatility and preservation of principal with an emphasis on income as tax rates rise.

Financial Conditions of Municipal Issuers

The majority of municipal credits remain strong, despite well-publicized distress among a few issuers. Four of the five states with the largest amount of debt outstanding — California, New York, Texas and Florida — have exhibited markedly improved credit fundamentals during the slow national recovery. However, several states with the largest unfunded pension liabilities have seen their bond prices decline noticeably and remain vulnerable to additional price deterioration. On the local level, Chicago’s credit quality downgrade is an outlier relative to other cities due to its larger pension liability and inadequate funding remedies. BlackRock maintains the view that municipal bond defaults will remain minimal and in the periphery while the overall market is fundamentally sound. We continue to advocate careful credit research and believe that a thoughtful approach to structure and security selection remains imperative amid uncertainty in a modestly improving economic environment.

The opinions expressed are those of BlackRock as of October 31, 2016, and are subject to change at any time due to changes in market or economic conditions. The comments should not be construed as a recommendation of any individual holdings or market sectors. Investing involves risk including loss of principal. Bond values fluctuate in price so the value of your investment can go down depending on market conditions. Fixed income risks include interest-rate and credit risk. Typically, when interest rates rise, there is a corresponding decline in bond values. Credit risk refers to the possibility that the bond issuer will not be able to make principal and interest payments. There may be less information on the financial condition of municipal issuers than for public corporations. The market for municipal bonds may be less liquid than for taxable bonds. Some investors may be subject to Alternative Minimum Tax (AMT). Capital gains distributions, if any, are taxable.

The Standard & Poor’s Municipal Bond Index, a broad, market value-weighted index, seeks to measure the performance of the US municipal bond market. All bonds in the index are exempt from US federal income taxes or subject to the alternative minimum tax. Past performance is no guarantee of future results. Index performance is shown for illustrative purposes only. It is not possible to invest directly in an index.

4	SEMI-ANNUAL REPORT	OCTOBER 31, 2016

The Benefits and Risks of Leveraging

The Funds may utilize leverage to seek to enhance the distribution rate on, and net asset value (“NAV”) of, their common shares (“Common Shares”). However, these objectives cannot be achieved in all interest rate environments.

In general, the concept of leveraging is based on the premise that the financing cost of leverage, which is based on short-term interest rates, is normally lower than the income earned by a Fund on its longer-term portfolio investments purchased with the proceeds from leverage. To the extent that the total assets of the Funds (including the assets obtained from leverage) are invested in higher-yielding portfolio investments, the Funds’ shareholders benefit from the incremental net income. The interest earned on securities purchased with the proceeds from leverage is paid to shareholders in the form of dividends, and the value of these portfolio holdings is reflected in the per share NAV.

To illustrate these concepts, assume a Fund’s Common Shares capitalization is $100 million and it utilizes leverage for an additional $30 million, creating a total value of $130 million available for investment in longer-term income securities. If prevailing short-term interest rates are 3% and longer-term interest rates are 6%, the yield curve has a strongly positive slope. In this case, a Fund’s financing costs on the $30 million of proceeds obtained from leverage are based on the lower short-term interest rates. At the same time, the securities purchased by a Fund with the proceeds from leverage earn income based on longer-term interest rates. In this case, a Fund’s financing cost of leverage is significantly lower than the income earned on a Fund’s longer-term investments acquired from leverage proceeds, and therefore the holders of Common Shares (“Common Shareholders”) are the beneficiaries of the incremental net income.

However, in order to benefit Common Shareholders, the return on assets purchased with leverage proceeds must exceed the ongoing costs associated with the leverage. If interest and other costs of leverage exceed the Funds’ return on assets purchased with leverage proceeds, income to shareholders is lower than if the Funds had not used leverage. Furthermore, the value of the Funds’ portfolio investments generally varies inversely with the direction of long-term interest rates, although other factors can influence the value of portfolio investments. In contrast, the value of the Funds’ obligations under their respective leverage arrangements generally does not fluctuate in relation to interest rates. As a result, changes in interest rates can influence the Funds’ NAVs positively or negatively. Changes in the future direction of interest rates are very difficult to predict accurately, and there is no assurance that a Fund’s intended leveraging strategy will be successful.

The use of leverage also generally causes greater changes in each Fund’s NAV, market price and dividend rates than comparable portfolios without leverage. In a declining market, leverage is likely to cause a greater decline in the NAV and market price of a Fund’s Common Shares than if the Fund were not leveraged. In addition, each Fund may be required to sell portfolio securities at inopportune times or at distressed values in order to comply with regulatory requirements applicable to the use of leverage or as required by the terms of leverage instruments, which may cause the Funds to incur losses. The use of leverage may limit a Fund’s ability to invest in certain types of securities or use certain types of hedging strategies. Each Fund incurs expenses in connection with the use of leverage, all of which are borne by Common Shareholders and may reduce income to the Common Shares. Moreover, to the extent the calculation of the Funds’ investment advisory fees includes assets purchased with the proceeds of leverage, the investment advisory fees payable to the Funds’ investment adviser will be higher than if the Funds did not use leverage.

To obtain leverage, each Fund has issued Variable Rate Demand Preferred Shares (“VRDP Shares”) or Variable Rate Muni Term Preferred Shares (“VMTP Shares”) (collectively, “Preferred Shares”) and/or leveraged its assets through the use of tender option bond trusts (“TOB Trusts”) as described in the Notes to Financial Statements.

Under the Investment Company Act of 1940, as amended (the “1940 Act”), each Fund is permitted to issue debt up to 33 1/3% of its total managed assets or equity securities (e.g., Preferred Shares) up to 50% of its total managed assets. A Fund may voluntarily elect to limit its leverage to less than the maximum amount permitted under the 1940 Act. In addition, a Fund may also be subject to certain asset coverage, leverage or portfolio composition requirements imposed by the Preferred Shares’ governing instruments or by agencies rating the Preferred Shares, which may be more stringent than those imposed by the 1940 Act.

If a Fund segregates or designates on its books and records cash or liquid assets having a value not less than the value of a Fund’s obligations under the TOB Trust (including accrued interest), a TOB Trust is not considered a senior security and is not subject to the foregoing limitations and requirements under the 1940 Act.

Derivative Financial Instruments

The Funds may invest in various derivative financial instruments. These instruments are used to obtain exposure to a security, commodity, index, market, and/or other asset without owning or taking physical custody of securities, commodities and/or other referenced assets or to manage market, equity, credit, interest rate, foreign currency exchange rate, commodity and/or other risks. Derivative financial instruments may give rise to a form of economic leverage and involve risks, including the imperfect correlation between the value of a derivative financial instru-

ment and the underlying asset, possible default of the counterparty to the transaction or illiquidity of the instrument. The Funds’ successful use of a derivative financial instrument depends on the investment adviser’s ability to predict pertinent market movements accurately, which cannot be assured. The use of these instruments may result in losses greater than if they had not been used, may limit the amount of appreciation a Fund can realize on an investment and/or may result in lower distributions paid to shareholders. The Funds’ investments in these instruments, if any, are discussed in detail in the Notes to Financial Statements.

SEMI-ANNUAL REPORT	OCTOBER 31, 2016	5

Fund Summary as of October 31, 2016	BlackRock MuniAssets Fund, Inc.

Fund Overview

BlackRock MuniAssets Fund, Inc.’s (MUA) (the “Fund”) investment objective is to provide high current income exempt from federal income taxes by investing primarily in a portfolio of medium- to lower-grade or unrated municipal obligations, the interest on which, in the opinion of bond counsel to the issuer, is exempt from federal income taxes. The Fund seeks to achieve its investment objective by investing, under normal market conditions, at least 80% of its assets in municipal bonds exempt from federal income taxes (except that the interest may be subject to the federal alternative minimum tax). The Fund invests at least 65% of its assets in municipal bonds that are rated in the medium to lower categories by nationally recognized rating services (for example, Baa or lower by Moody’s Investors Service, Inc. (“Moody’s”) or BBB or lower by Standard & Poor’s Corporation (“S&P”) or securities which are deemed by the investment adviser to be of comparable quality. The Fund may invest directly in such securities or synthetically through the use of derivatives.

No assurance can be given that the Fund’s investment objective will be achieved.

Fund Information

Symbol on New York Stock Exchange (“NYSE”)	MUA
Initial Offering Date	June 25, 1993
Yield on Closing Market Price as of October 31, 2016 ($14.34)[1]	4.81%
Tax Equivalent Yield[2]	8.50%
Current Monthly Distribution per Common Share[3]	$0.0575
Current Annualized Distribution per Common Share[3]	$0.6900
Economic Leverage as of October 31, 2016[4]	11%

[1]

Yield on closing market price is calculated by dividing the current annualized distribution per share by the closing market price. The current distribution rate may consist of income, net realized gains and/or a return of capital. See the Additional Information — Section 19(a) Notice for estimated sources and character of distributions. Past performance does not guarantee future results.

[2]

Tax equivalent yield assumes the maximum marginal federal tax rate of 43.4%, which includes the 3.8% Medicare tax. Actual tax rates will vary based on income, exemptions and deductions. Lower taxes will result in lower tax equivalent yields.

[3]	The distribution rate is not constant and is subject to change.

[4]

Represents TOB Trusts as a percentage of total managed assets, which is the total assets of the Fund, including any assets attributable to TOB Trusts, minus the sum of accrued liabilities. For a discussion of leveraging techniques utilized by the Fund, please see The Benefits and Risks of Leveraging on page 5.

Performance

Returns for the six months ended October 31, 2016 were as follows:

	Returns Based On
	Market Price	NAV
MUA[1,2]	(0.39)%	2.53%
Lipper High Yield Municipal Debt Funds[3]	(2.96)%	1.95%

[1]	All returns reflect reinvestment of dividends and/or distributions.

[2]	The Fund moved from a premium to NAV to a discount during the period, which accounts for the difference between performance based on price and performance based on NAV.

[3]	Average return.

Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles.

The following discussion relates to the Fund’s absolute performance based on NAV:

•

The U.S. municipal bond market delivered modest gains in the period, with the bulk of the positive return occurring in May and June. During these two months, bond yields fell sharply (as prices rose) in reaction to the highly accommodative policies of the world’s central banks and the prospect of the Fed maintaining a gradual, data-dependent approach to raising rates. In the latter part of the period, however, the market gave back some ground as accelerating growth indicated an increased likelihood that the Fed would in fact start to raise rates before year end. Despite this headwind, the tax-exempt market closed in positive territory due to the combination of its attractive yields, a favorable supply-and-demand picture, and the continued health of state and local finances.

•

The Fund’s positions in lower-rated investment-grade securities generally made the largest contributions to performance, as elevated investor risk appetites led to robust demand for higher-yielding issues. Holdings in bonds with maturities of 20 years in longer also aided performance given that longer-term debt benefited from both stronger price performance and higher income relative to shorter-dated securities. At the sector level, the Fund was helped by its positions in health care, transportation and tobacco issues.

•

The Fund’s more-seasoned holdings, while producing generous yields compared to current market rates, detracted from performance. The prices of many of these investments declined due to the premium amortization that occurred as the bonds approached their first call dates. (A call is when an issuer redeems a bond prior to its maturity date; premium is amount by which a bond trades above its $100 par value.)

•	The Fund utilized U.S. Treasury futures contracts to manage exposure to a potential rise in interest rates, and its tactical shifts in this area contributed to the Fund’s six-month results.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

6	SEMI-ANNUAL REPORT	OCTOBER 31, 2016

BlackRock MuniAssets Fund, Inc.

Market Price and Net Asset Value Per Share Summary

	10/31/16	4/30/16	Change	High	Low
Market Price	$14.34	$14.74	(2.71)%	$15.87	$13.96
Net Asset Value	$14.47	$14.45	0.14%	$14.80	$14.45

Market Price and Net Asset Value History For the Past Five Years

Overview of the Fund’s Total Investments*

Sector Allocation	10/31/16	4/30/16
Health	23%	22%
Transportation	18	19
Tobacco	15	14
County/City/Special District/School District	13	14
Education	9	9
Utilities	8	8
Corporate	7	7
State	4	3
Housing	3	4

For Fund compliance purposes, the Fund’s sector classifications refer to one or more of the sector sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine such sector sub-classifications for reporting ease.

Credit Quality Allocation[1]	10/31/16	4/30/16
AA/Aa	19%	19%
A	7	7
BBB/Baa	21	24
BB/Ba	8	10
B/B	13	9
CCC/Caa	1	—	[2]
N/R3	31	31

[1]

For financial reporting purposes, credit quality ratings shown above reflect the highest rating assigned by either S&P or Moody’s if ratings differ. These rating agencies are independent, nationally recognized statistical rating organizations and are widely used. Investment grade ratings are credit ratings of BBB/Baa or higher. Below investment grade ratings are credit ratings of BB/Ba or lower. Investments designated N/R are not rated by either rating agency. Unrated investments do not necessarily indicate low credit quality. Credit quality ratings are subject to change.

[2]	Representing less than 1% of the Fund’s total investments.

[3]

The investment adviser evaluates the credit quality of unrated investments based upon certain factors including, but not limited to, credit ratings for similar investments and financial analysis of sectors and individual investments. Using this approach, the investment adviser has deemed certain of these unrated securities as investment grade quality. As of October 31, 2016 and April 30, 2016, the market value of unrated securities deemed by the investment adviser to be investment grade each represents 6% and 5%, respectively, of the Fund’s total investments.

Call/Maturity Schedule[4]
Calendar Year Ended December 31,
2016	7%
2017	8
2018	5
2019	5
2020	13

[4]	Scheduled maturity dates and/or bonds that are subject to potential calls by issuers over the next five years.

*	Excludes short-term securities.

SEMI-ANNUAL REPORT	OCTOBER 31, 2016	7

Fund Summary as of October 31, 2016	BlackRock MuniEnhanced Fund, Inc.

Fund Overview

BlackRock MuniEnhanced Fund, Inc.’s (MEN) (the “Fund”) investment objective is to provide shareholders with as high a level of current income exempt from federal income taxes as is consistent with its investment policies and prudent investment management. The Fund seeks to achieve its investment objective by investing at least 80% of its assets in municipal bonds exempt from federal income taxes (except that the interest may be subject to the federal alternative minimum tax). Under normal market conditions, the Fund invests primarily in long-term municipal bonds rated investment grade quality, or are deemed to be of comparable quality by the investment adviser, at the time of investment and invests primarily in long-term municipal bonds with maturities of more than ten years at the time of investment. The Fund may invest directly in such securities or synthetically through the use of derivatives.

No assurance can be given that the Fund’s investment objective will be achieved.

Fund Information

Symbol on NYSE	MEN
Initial Offering Date	March 2, 1989
Yield on Closing Market Price as of October 31, 2016 ($11.86)[1]	5.72%
Tax Equivalent Yield[2]	10.11%
Current Monthly Distribution per Common Share[3]	$0.0565
Current Annualized Distribution per Common Share[3]	$0.6780
Economic Leverage as of October 31, 2016[4]	36%

[1]	Yield on closing market price is calculated by dividing the current annualized distribution per share by the closing market price. Past performance does not guarantee future results.

[2]

Tax equivalent yield assumes the maximum marginal federal tax rate of 43.4%, which includes the 3.8% Medicare tax. Actual tax rates will vary based on income, exemptions and deductions. Lower taxes will result in lower tax equivalent yields.

[3]	The distribution rate is not constant and is subject to change.

[4]

Represents VRDP Shares and TOB Trusts as a percentage of total managed assets, which is the total assets of the Fund, including any assets attributable to VRDP Shares and TOB Trusts, minus the sum of accrued liabilities. For a discussion of leveraging techniques utilized by the Fund, please see The Benefits and Risks of Leveraging on page 5.

Performance

Returns for the six months ended October 31, 2016 were as follows:

	Returns Based On
	Market Price	NAV
MEN[1,2]	(2.89)%	1.20%
Lipper General & Insured Municipal Debt Funds (Leveraged)[3]	(3.09)%	1.30%

[1]	All returns reflect reinvestment of dividends and/or distributions.

[2]	The Fund moved from a premium to NAV to a discount during the period, which accounts for the difference between performance based on price and performance based on NAV.

[3]	Average return.

Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles.

The following discussion relates to the Fund’s absolute performance based on NAV:

•

The U.S. municipal bond market delivered modest gains in the period, with the bulk of the positive return occurring in May and June. During these two months, bond yields fell sharply (as prices rose) in reaction to the highly accommodative policies of the world’s central banks and the prospect of the Fed maintaining a gradual, data-dependent approach to raising rates. In the latter part of the period, however, the market gave back some ground as accelerating growth indicated an increased likelihood that the Fed would in fact start to raise rates before year end. Despite this headwind, the tax-exempt market closed in positive territory due to the combination of its attractive yields, a favorable supply-and-demand picture, and the continued health of state and local finances.

•

The Fund’s exposure to the longer end of the municipal yield curve made a positive contribution to performance. The yield curve flattened during the reporting period, with long-end yields decreasing slightly even as short-term yields rose. The Fund also benefited from high advance-refunding activity in the municipal market. Refunding increased the value of certain holdings when they were paid off with high-quality collateral prior to their original maturity date. The Fund also benefited from its positions in the tax-backed (local) sector. The Fund’s exposure to lower-rated investment-grade credits aided performance, as yield spreads for higher-yielding issues generally tightened.

•

Duration positioning detracted from absolute performance given that municipal yields rose slightly. The Fund’s exposure to the front end of the municipal yield curve also detracted from results, as yields on two- to five-year bonds increased more than they did for longer-term issues.

•	The Fund’s yield declined during the period. Many older, higher-yielding bonds matured or were called, and the proceeds were reinvested at much lower prevailing rates.

•

During the period, the use of leverage helped augment the Fund’s returns. While the Fund can still generate additional income through the use of leverage due to the positively sloped yield curve, the benefit has become less pronounced due to rising short-term borrowing costs.

•	The Fund utilized U.S. Treasury futures contracts to manage exposure to a potential rise in interest rates, and its tactical shifts in this area contributed to the Fund’s six-month results.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

8	SEMI-ANNUAL REPORT	OCTOBER 31, 2016

BlackRock MuniEnhanced Fund, inc.

Market Price and Net Asset Value Per Share Summary

	10/31/16	4/30/16	Change	High	Low
Market Price	$11.86	$12.55	(5.50)%	$13.21	$11.67
Net Asset Value	$12.33	$12.52	(1.52)%	$12.91	$12.30

Market Price and Net Asset Value History For the Past Five Years

Overview of the Fund’s Total Investments*

Sector Allocation	10/31/16	4/30/16
Transportation	23%	21%
County/City/Special District/School District	19	21
Utilities	18	16
State	14	15
Health	10	11
Education	10	10
Corporate	4	4
Housing	1	1
Tobacco	1	1

For Fund compliance purposes, the Fund’s sector classifications refer to one or more of the sector sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine such sector sub-classifications for reporting ease.

Credit Quality Allocation[1]	10/31/16	4/30/16
AAA/Aaa	9%	9%
AA/Aa	57	58
A	24	25
BBB/Baa	8	7
N/R2	2	1

[1]

For financial reporting purposes, credit quality ratings shown above reflect the highest rating assigned by either S&P or Moody’s if ratings differ. These rating agencies are independent, nationally recognized statistical rating organizations and are widely used. Investment grade ratings are credit ratings of BBB/Baa or higher. Below investment grade ratings are credit ratings of BB/Ba or lower. Investments designated N/R are not rated by either rating agency. Unrated investments do not necessarily indicate low credit quality. Credit quality ratings are subject to change.

[2]

The investment adviser evaluates the credit quality of unrated investments based upon certain factors including but not limited to, credit ratings for similar investments and financial analysis of sectors and individual investments. Using this approach, the investment adviser has deemed certain of these unrated securities as investment grade quality. As of October 31, 2016 and April 30, 2016, the market value of unrated securities deemed by the investment adviser to be investment grade each represents less than 1% of the Fund’s total investments.

Call/Maturity Schedule[3]
Calendar Year Ended December 31,
2016	6%
2017	10
2018	10
2019	15
2020	3

[3]	Scheduled maturity dates and/or bonds that are subject to potential calls by issuers over the next five years.

*	Excludes short-term securities.

SEMI-ANNUAL REPORT	OCTOBER 31, 2016	9

Fund Summary as of October 31, 2016	BlackRock MuniHoldings Fund, Inc.

Fund Overview

BlackRock MuniHoldings Fund, Inc.’s (MHD) (the “Fund”) investment objective is to provide shareholders with current income exempt from federal income taxes. The Fund seeks to achieve its investment objective by investing at least 80% of its assets in municipal bonds exempt from federal income taxes (except that the interest may be subject to the federal alternative minimum tax). The Fund invests, under normal market conditions, at least 75% of its assets in municipal bonds rated investment grade, or are deemed to be of comparable quality by the investment adviser, at the time of investment and invests primarily in long-term municipal bonds with a maturity of more than ten years at the time of investment. The Fund may invest directly in such securities or synthetically through the use of derivatives.

No assurance can be given that the Fund’s investment objective will be achieved.

Fund Information

Symbol on NYSE	MHD
Initial Offering Date	May 2, 1997
Yield on Closing Market Price as of October 31, 2016 ($16.75)[1]	5.80%
Tax Equivalent Yield[2]	10.25%
Current Monthly Distribution per Common Share[3]	$0.0810
Current Annualized Distribution per Common Share[3]	$0.9720
Economic Leverage as of October 31, 2016[4]	38%

[1]	Yield on closing market price is calculated by dividing the current annualized distribution per share by the closing market price. Past performance does not guarantee future results.

[2]

Tax equivalent yield assumes the maximum marginal federal tax rate of 43.4%, which includes the 3.8% Medicare tax. Actual tax rates will vary based on income, exemptions and deductions. Lower taxes will result in lower tax equivalent yields.

[3]	The distribution rate is not constant and is subject to change.

[4]

Represents VMTP Shares and TOB Trusts as a percentage of total managed assets, which is the total assets of the Fund, including any assets attributable to VMTP Shares and TOB Trusts, minus the sum of accrued liabilities. For a discussion of leveraging techniques utilized by the Fund, please see The Benefits and Risks of Leveraging on page 5.

Performance

Returns for the six months ended October 31, 2016 were as follows:

	Returns Based On
	Market Price	NAV
MHD[1,2]	(5.12)%	1.26%
Lipper General & Insured Municipal Debt Funds (Leveraged)[3]	(3.09)%	1.30%

[1]	All returns reflect reinvestment of dividends and/or distributions.

[2]	The Fund moved from a premium to NAV to a discount during the period, which accounts for the difference between performance based on price and performance based on NAV.

[3]	Average return.

Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles.

The following discussion relates to the Fund’s absolute performance based on NAV:

•

The U.S. municipal bond market delivered modest gains in the period, with the bulk of the positive return occurring in May and June. During these two months, bond yields fell sharply (as prices rose) in reaction to the highly accommodative policies of the world’s central banks and the prospect of the Fed maintaining a gradual, data-dependent approach to raising rates. In the latter part of the period, however, the market gave back some ground as accelerating growth indicated an increased likelihood that the Fed would in fact start to raise rates before year end. Despite this headwind, the tax-exempt market closed in positive territory due to the combination of its attractive yields, a favorable supply-and-demand picture, and the continued health of state and local finances.

•

The Fund’s positions in lower-rated investment-grade securities generally made the largest contributions to performance, as elevated investor risk appetites led to robust demand for higher-yielding issues. Holdings in bonds with maturities of 20 years in longer also aided performance given that longer-term debt benefited from both stronger price performance and higher income relative to shorter-dated securities. At the sector level, the Fund was helped by its positions in transportation, utilities and local tax-backed issues.

•

The Fund’s more-seasoned holdings, while producing generous yields compared to current market rates, detracted from performance. The prices of many of these investments declined due to the premium amortization that occurred as the bonds approached their first call dates. (A call is when an issuer redeems a bond prior to its maturity date; premium is amount by which a bond trades above its $100 par value.)

•	The Fund utilized U.S. Treasury futures contracts to manage exposure to a potential rise in interest rates, and its tactical shifts in this area contributed to the Fund’s six-month results.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

10	SEMI-ANNUAL REPORT	OCTOBER 31, 2016

BlackRock MuniHoldings Fund, Inc.

Market Price and Net Asset Value Per Share Summary

	10/31/16	4/30/16		Change	High	Low
Market Price	$16.75	$18.14		(7.66)%	$19.22	$16.70
Net Asset Value	$17.69	$17.96	[1]	(1.50)%	$18.52	$17.65

[1]

The net asset value does not reflect adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles and therefore differs from amount reported in the Financial Highlights.

Market Price and Net Asset Value History For the Past Five Years

Overview of the Fund’s Total Investments*

Sector Allocation	10/31/16	4/30/16
Transportation	22%	24%
Health	20	19
Utilities	12	12
County/City/Special District/School District	12	12
State	12	12
Education	11	10
Corporate	6	6
Tobacco	5	5

For Fund compliance purposes, the Fund’s sector classifications refer to one or more of the sector sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine such sector sub-classifications for reporting ease.

Credit Quality Allocation[1]	10/31/16	4/30/16
AAA/Aaa	4%	5%
AA/Aa	47	48
A	21	22
BBB/Baa	14	13
BB/Ba	3	4
B	2	1
N/R2	9	7

[1]

For financial reporting purposes, credit quality ratings shown above reflect the highest rating assigned by either S&P or Moody’s if ratings differ. These rating agencies are independent, nationally recognized statistical rating organizations and are widely used. Investment grade ratings are credit ratings of BBB/Baa or higher. Below investment grade ratings are credit ratings of BB/Ba or lower. Investments designated N/R are not rated by either rating agency. Unrated investments do not necessarily indicate low credit quality. Credit quality ratings are subject to change.

[2]

The investment adviser evaluates the credit quality of unrated investments based upon certain factors including, but not limited to, credit ratings for similar investments and financial analysis of sectors and individual investments. Using this approach, the investment adviser has deemed certain of these unrated securities as investment grade quality. As of October 31, 2016 and April 30, 2016, the market value of unrated securities deemed by the investment adviser to be investment grade each represents 2% of the Fund’s total investments.

Call/Maturity Schedule[3]
Calendar Year Ended December 31,
2016	4%
2017	5
2018	5
2019	24
2020	12

[3]	Scheduled maturity dates and/or bonds that are subject to potential calls by issuers over the next five years.

*	Excludes short-term securities.

SEMI-ANNUAL REPORT	OCTOBER 31, 2016	11

Fund Summary as of October 31, 2016	BlackRock MuniHoldings Fund II, Inc.

Fund Overview

BlackRock MuniHoldings Fund II, Inc.’s (MUH) (the “Fund”) investment objective is to provide shareholders with current income exempt from federal income taxes. The Fund seeks to achieve its investment objective by investing, under normal market conditions, at least 80% of its assets in municipal bonds exempt from federal income taxes (except that the interest may be subject to the federal alternative minimum tax). The Fund invests, under normal market conditions, at least 75% of its assets in municipal bonds rated investment grade, or are deemed to be of comparable quality by the investment adviser, at the time of investment and invests primarily in long-term municipal bonds with a maturity of more than ten years at the time of investment. The Fund may invest directly in such securities or synthetically through the use of derivatives.

No assurance can be given that the Fund’s investment objective will be achieved.

Fund Information

Symbol on NYSE	MUH
Initial Offering Date	February 27, 1998
Yield on Closing Market Price as of October 31, 2016 ($15.41)[1]	5.80%
Tax Equivalent Yield[2]	10.25%
Current Monthly Distribution per Common Share[3]	$0.0745
Current Annualized Distribution per Common Share[3]	$0.8940
Economic Leverage as of October 31, 2016[4]	37%

[1]	Yield on closing market price is calculated by dividing the current annualized distribution per share by the closing market price. Past performance does not guarantee future results.

[2]

Tax equivalent yield assumes the maximum marginal federal tax rate of 43.4%, which includes the 3.8% Medicare tax. Actual tax rates will vary based on income, exemptions and deductions. Lower taxes will result in lower tax equivalent yields.

[3]	The distribution rate is not constant and is subject to change.

[4]

Represents VMTP Shares and TOB Trusts as a percentage of total managed assets, which is the total assets of the Fund, including any assets attributable to VMTP Shares and TOB Trusts, minus the sum of accrued liabilities. For a discussion of leveraging techniques utilized by the Fund, please see The Benefits and Risks of Leveraging on page 5.

Performance

Returns for the six months ended October 31, 2016 were as follows:

	Returns Based On
	Market Price	NAV
MUH[1,2]	(2.44)%	1.26%
Lipper General & Insured Municipal Debt Funds (Leveraged)[3]	(3.09)%	1.30%

[1]	All returns reflect reinvestment of dividends and/or distributions.

[2]	The Fund’s discount to NAV, which widened during the period, accounts for the difference between performance based on price and performance based on NAV.

[3]	Average return.

Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles.

The following discussion relates to the Fund’s absolute performance based on NAV:

•

The U.S. municipal bond market delivered modest gains in the period, with the bulk of the positive return occurring in May and June. During these two months, bond yields fell sharply (as prices rose) in reaction to the highly accommodative policies of the world’s central banks and the prospect of the Fed maintaining a gradual, data-dependent approach to raising rates. In the latter part of the period, however, the market gave back some ground as accelerating growth indicated an increased likelihood that the Fed would in fact start to raise rates before year end. Despite this headwind, the tax-exempt market closed in positive territory due to the combination of its attractive yields, a favorable supply-and-demand picture, and the continued health of state and local finances.

•

The Fund’s positions in lower-rated investment-grade securities generally made the largest contributions to performance, as elevated investor risk appetites led to robust demand for higher-yielding issues. Holdings in bonds with maturities of 20 years in longer also aided performance given that longer-term debt benefited from both stronger price performance and higher income relative to shorter-dated securities. At the sector level, the Fund was helped by its positions in transportation, utilities and corporate-related issues.

•

The Fund’s more-seasoned holdings, while producing generous yields compared to current market rates, detracted from performance. The prices of many of these investments declined due to the premium amortization that occurred as the bonds approached their first call dates. (A call is when an issuer redeems a bond prior to its maturity date; premium is amount by which a bond trades above its $100 par value.)

•	The Fund utilized U.S. Treasury futures contracts to manage exposure to a potential rise in interest rates, and its tactical shifts in this area contributed to the Fund’s six-month results.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

12	SEMI-ANNUAL REPORT	OCTOBER 31, 2016

BlackRock MuniHoldings Fund II, Inc.

Market Price and Net Asset Value Per Share Summary

	10/31/16	4/30/16	Change	High	Low
Market Price	$15.41	$16.23	(5.05)%	$17.28	$15.40
Net Asset Value	$16.27	$16.51	(1.45)%	$17.00	$16.24

Market Price and Net Asset Value History For the Past Five Years

Overview of the Fund’s Total Investments*

Sector Allocation	10/31/16	4/30/16
Transportation	22%	22%
Health	20	19
State	13	14
Utilities	12	12
County/City/Special District/School District	12	12
Education	9	9
Corporate	6	6
Tobacco	5	5
Housing	1	1

For Fund compliance purposes, the Fund’s sector classifications refer to one or more of the sector sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine such sector sub-classifications for reporting ease.

Credit Quality Allocation[1]	10/31/16	4/30/16
AAA/Aaa	3%	4%
AA/Aa	49	50
A	20	23
BBB/Baa	13	11
BB/Ba	3	4
B	2	1
N/R2	10	7

[1]

For financial reporting purposes, credit quality ratings shown above reflect the highest rating assigned by either S&P or Moody’s if ratings differ. These rating agencies are independent, nationally recognized statistical rating organizations and are widely used. Investment grade ratings are credit ratings of BBB/Baa or higher. Below investment grade ratings are credit ratings of BB/Ba or lower. Investments designated N/R are not rated by either rating agency. Unrated investments do not necessarily indicate low credit quality. Credit quality ratings are subject to change.

[2]

The investment adviser evaluates the credit quality of unrated investments based upon certain factors including, but not limited to, credit ratings for similar investments and financial analysis of sectors and individual investments. Using this approach, the investment adviser has deemed certain of these unrated securities as investment grade quality. As of October 31, 2016 and April 30, 2016, the market value of unrated securities deemed by the investment adviser to be investment grade each represents 3% of the Fund’s total investments.

Call/Maturity Schedule[3]
Calendar Year Ended December 31,
2016	5%
2017	5
2018	5
2019	25
2020	11

[3]	Scheduled maturity dates and/or bonds that are subject to potential calls by issuers over the next five years.

*	Excludes short-term securities.

SEMI-ANNUAL REPORT	OCTOBER 31, 2016	13

Fund Summary as of October 31, 2016	BlackRock MuniHoldings Quality Fund, Inc.

Fund Overview

BlackRock MuniHoldings Quality Fund, Inc.’s (MUS) (the “Fund”) investment objective is to provide shareholders with current income exempt from federal income taxes. The Fund seeks to achieve its investment objective by investing primarily in long-term, investment grade municipal obligations exempt from federal income taxes (except that the interest may be subject to the federal alternative minimum tax). Under normal market conditions, the Fund invests at least 80% of its assets in investment grade municipal obligations, and obligations deemed to be of comparable quality by the investment adviser, at the time of investment with remaining maturities of one year or more at the time of investment. The Fund may invest directly in such securities or synthetically through the use of derivatives.

No assurance can be given that the Fund’s investment objective will be achieved.

Fund Information

Symbol on NYSE	MUS
Initial Offering Date	May 1, 1998
Yield on Closing Market Price as of October 31, 2016 ($13.56)[1]	5.97%
Tax Equivalent Yield[2]	10.55%
Current Monthly Distribution per Common Share[3]	$0.0675
Current Annualized Distribution per Common Share[3]	$0.8100
Economic Leverage as of October 31, 2016[4]	37%

[1]	Yield on closing market price is calculated by dividing the current annualized distribution per share by the closing market price. Past performance does not guarantee future results.

[2]

Tax equivalent yield assumes the maximum marginal federal tax rate of 43.4%, which includes the 3.8% Medicare tax. Actual tax rates will vary based on income, exemptions and deductions. Lower taxes will result in lower tax equivalent yields.

[3]	The distribution rate is not constant and is subject to change.

[4]

Represents VMTP Shares and TOB Trusts as a percentage of total managed assets, which is the total assets of the Fund, including any assets attributable to VMTP Shares and TOB Trusts, minus the sum of accrued liabilities. For a discussion of leveraging techniques utilized by the Fund, please see The Benefits and Risks of Leveraging on page 5.

Performance

Returns for the six months ended October 31, 2016 were as follows:

	Returns Based On
	Market Price	NAV
MUS[1,2]	(2.58)%	0.87%
Lipper General & Insured Municipal Debt Funds (Leveraged)[3]	(3.09)%	1.30%

[1]	All returns reflect reinvestment of dividends and/or distributions.

[2]	The Fund’s discount to NAV, which widened during the period, accounts for the difference between performance based on price and performance based on NAV.

[3]	Average return.

Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles.

The following discussion relates to the Fund’s absolute performance based on NAV:

•

The U.S. municipal bond market delivered modest gains in the period, with the bulk of the positive return occurring in May and June. During these two months, bond yields fell sharply (as prices rose) in reaction to the highly accommodative policies of the world’s central banks and the prospect of the Fed maintaining a gradual, data-dependent approach to raising rates. In the latter part of the period, however, the market gave back some ground as accelerating growth indicated an increased likelihood that the Fed would in fact start to raise rates before year end. Despite this headwind, the tax-exempt market closed in positive territory due to the combination of its attractive yields, a favorable supply-and-demand picture, and the continued health of state and local finances.

•

The Fund’s position in longer-dated bonds aided performance given the stronger relative returns in this area. Conversely, its positions in short- and intermediate-term issues—where yields generally rose—dampened its overall results.

•

The Fund’s exposure to lower-rated credits aided performance as yield spreads for higher-yielding issues generally tightened over the period. At the sector level, positions in transportation, tax-backed and utilities issues made the largest positive contributions.

•

During the period, the use of leverage helped augment the Fund’s returns. The Trust utilized U.S. Treasury futures contracts to manage exposure to a potential rise in interest rates, which had a slightly positive impact on results.

•

The Fund’s more-seasoned holdings, while producing generous yields compared to current market rates, detracted from performance. The prices of many of these investments declined due to the premium amortization that occurred as the bonds approached their first call dates. (A call is when an issuer redeems a bond prior to its maturity date; premium is amount by which a bond trades above its $100 par value).

•	Reinvestment was an additional drag on performance, as the proceeds of mature or called bonds were reinvested at much lower prevailing rates.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

14	SEMI-ANNUAL REPORT	OCTOBER 31, 2016

BlackRock MuniHoldings Quality Fund, Inc.

Market Price and Net Asset Value Per Share Summary

	10/31/16	4/30/16		Change	High	Low
Market Price	$13.56	$14.31		(5.24)%	$15.59	$13.54
Net Asset Value	$14.56	$14.85	[1]	(1.95)%	$15.17	$14.54

[1]

The net asset value does not reflect adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles and therefore differs from amount reported in the Financial Highlights.

Market Price and Net Asset Value History For the Past Five Years

Overview of the Fund’s Total Investments*

Sector Allocation	10/31/16	4/30/16
Transportation	38%	40%
County/City/Special District/School District	25	25
Utilities	13	14
Health	12	10
State	5	5
Education	3	3
Housing	2	1
Tobacco	1	1
Corporate	1	1

For Fund compliance purposes, the Fund’s sector classifications refer to one or more of the sector sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine such sector sub-classifications for reporting ease.

Credit Quality Allocation[1]	10/31/16	4/30/16
AAA/Aaa	4%	6%
AA/Aa	55	56
A	32	32
BBB/Baa	6	3
N/R	3	3

[1]

For financial reporting purposes, credit quality ratings shown above reflect the highest rating assigned by either S&P or Moody’s if ratings differ. These rating agencies are independent, nationally recognized statistical rating organizations and are widely used. Investment grade ratings are credit ratings of BBB/Baa or higher. Below investment grade ratings are credit ratings of BB/Ba or lower. Investments designated N/R are not rated by either rating agency. Unrated investments do not necessarily indicate low credit quality. Credit quality ratings are subject to change.

Call/Maturity Schedule[2]
Calendar Year Ended December 31,
2016	2%
2017	—	[3]
2018	25
2019	12
2020	4

[2]	Scheduled maturity dates and/or bonds that are subject to potential calls by issuers over the next five years.

[3]	Representing less than 1% of the Fund’s total investments.

*	Excludes short-term securities.

SEMI-ANNUAL REPORT	OCTOBER 31, 2016	15

Fund Summary as of October 31, 2016	BlackRock Muni Intermediate Duration Fund, Inc.

Fund Overview

BlackRock Muni Intermediate Duration Fund, Inc.’s (MUI) (the “Fund”) investment objective is to provide common shareholders with high current income exempt from federal income taxes. The Fund seeks to achieve its investment objective by investing at least 80% of its assets in municipal bonds exempt from federal income taxes (except that the interest may be subject to the federal alternative minimum tax). Under normal market conditions, the Fund invests at least 75% of its assets in municipal bonds rated investment grade, or are deemed to be of comparable quality by the investment adviser, at the time of investment and invests at least 80% of its assets in municipal bonds with a duration of three to ten years at the time of investment. The Fund may invest directly in such securities or synthetically through the use of derivatives.

No assurance can be given that the Fund’s investment objective will be achieved.

Fund Information

Symbol on NYSE	MUI
Initial Offering Date	August 1, 2003
Yield on Closing Market Price as of October 31, 2016 ($14.48)[1]	4.60%
Tax Equivalent Yield[2]	8.13%
Current Monthly Distribution per Common Share[3]	$0.0555
Current Annualized Distribution per Common Share[3]	$0.6660
Economic Leverage as of October 31, 2016[4]	36%

[1]	Yield on closing market price is calculated by dividing the current annualized distribution per share by the closing market price. Past performance does not guarantee future results.

[2]

Tax equivalent yield assumes the maximum marginal federal tax rate of 43.4%, which includes the 3.8% Medicare tax. Actual tax rates will vary based on income, exemptions and deductions. Lower taxes will result in lower tax equivalent yields.

[3]	The distribution rate is not constant and is subject to change.

[4]

Represents VMTP Shares and TOB Trusts as a percentage of total managed assets, which is the total assets of the Fund, including any assets attributable to VMTP Shares and TOB Trusts, minus the sum of accrued liabilities. For a discussion of leveraging techniques utilized by the Fund, please see The Benefits and Risks of Leveraging on page 5.

Performance

Returns for the six months ended October 31, 2016 were as follows:

	Returns Based On
	Market Price	NAV
MUI[1,2]	(2.53)%	1.05%
Lipper Intermediate Municipal Debt Funds[3]	(1.81)%	0.78%

[1]	All returns reflect reinvestment of dividends and/or distributions.

[2]	The Fund’s discount to NAV, which widened during the period, accounts for the difference between performance based on price and performance based on NAV.

[3]	Average return.

Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles.

The following discussion relates to the Fund’s absolute performance based on NAV:

•

The U.S. municipal bond market delivered modest gains in the period, with the bulk of the positive return occurring in May and June. During these two months, bond yields fell sharply (as prices rose) in reaction to the highly accommodative policies of the world’s central banks and the prospect of the Fed maintaining a gradual, data-dependent approach to raising rates. In the latter part of the period, however, the market gave back some ground as accelerating growth indicated an increased likelihood that the Fed would in fact start to raise rates before year end. Despite this headwind, the tax-exempt market closed in positive territory due to the combination of its attractive yields, a favorable supply-and-demand picture, and the continued health of state and local finances.

•

The tax-exempt yield curve flattened, with short-term yields rising and longer-term yields moving lower. In this environment, the Fund’s longer-dated and longer-duration bonds provided the largest positive returns. (Duration is a measure of interest-rate sensitivity.)

•

At a time in which investors continued to search for yield, many of the largest contributors to Fund performance were its investments in lower-rated, higher-yielding sectors and securities. At the sector level, positions in tax-backed (school districts), transportation, education and health care sectors made positive contributions to performance.

•	The Fund’s exposure to lower-coupon issues and bonds with longer call dates also benefited returns, as both segments outpaced the broader market.

•

During the period, the use of leverage helped augment the Fund’s returns. However, its use of U.S. Treasury futures contracts to manage exposure to a potential interest rates had a slightly negative impact on performance given that Treasury yields fell during the period.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

16	SEMI-ANNUAL REPORT	OCTOBER 31, 2016

BlackRock Muni Intermediate Duration Fund, Inc.

Market Price and Net Asset Value Per Share Summary

	10/31/16	4/30/16		Change	High	Low
Market Price	$14.48	$15.19		(4.67)%	$15.62	$14.41
Net Asset Value	$15.97	$16.17	[1]	(1.24)%	$16.59	$15.93

[1]

The net asset value does not reflect adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles and therefore differs from amount reported in the Financial Highlights.

Market Price and Net Asset Value History For the Past Five Years

Overview of the Fund’s Total Investments*

Sector Allocation	10/31/16	4/30/16
Transportation	26%	24%
County/City/Special District/School District	18	18
State	13	14
Education	13	13
Health	11	11
Utilities	11	11
Corporate	4	5
Housing	2	2
Tobacco	2	2

For Fund compliance purposes, the Fund’s sector classifications refer to one or more of the sector sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine such sector sub-classifications for reporting ease.

Credit Quality Allocation[1]	10/31/16	4/30/16
AAA/Aaa	3%	3%
AA/Aa	44	47
A	38	40
BBB/Baa	7	5
BB/Ba	1	1
B	1	1
N/R2	6	3

[1]

For financial reporting purposes, credit quality ratings shown above reflect the highest rating assigned by either S&P’s or Moody’s if ratings differ. These rating agencies are independent, nationally recognized statistical rating organizations and are widely used. Investment grade ratings are credit ratings of BBB/Baa or higher. Below investment grade ratings are credit ratings of BB/Ba or lower. Investments designated N/R are not rated by either rating agency. Unrated investments do not necessarily indicate low credit quality. Credit quality ratings are subject to change.

[2]

The investment adviser evaluates the credit quality of unrated Investments based upon certain factors including, but not limited to, credit ratings for similar investments and financial analysis of sectors and individual investments. Using this approach, the investment adviser has deemed certain of these unrated securities as investment grade quality. As of October 31, 2016 and April 30, 2016, the market value of unrated securities deemed by the investment adviser to be investment grade represents 2% and 1%, respectively, of the Fund’s total investments.

Call/Maturity Schedule[3]
Calendar Year Ended December 31,
2016	3%
2017	3
2018	5
2019	7
2020	7

[3]	Scheduled maturity dates and/or bonds that are subject to potential calls by issuers over the next five years.

*	Excludes short-term securities.

SEMI-ANNUAL REPORT	OCTOBER 31, 2016	17

Fund Summary as of October 31, 2016	BlackRock MuniVest Fund II, Inc.

Fund Overview

BlackRock MuniVest Fund II, Inc.’s (MVT) (the “Fund”) investment objective is to provide shareholders with as high a level of current income exempt from federal income taxes as is consistent with its investment policies and prudent investment management. The Fund seeks to achieve its investment objective by investing at least 80% of its assets in municipal bonds exempt from federal income taxes (except that the interest may be subject to the federal alternative minimum tax). The Fund invests, under normal market conditions, at least 75% of its assets in municipal bonds rated investment grade, or are deemed to be of comparable quality by the investment adviser, at the time of investment and invests primarily in long-term municipal bonds with a maturity of more than ten years at the time of investment. The Fund may invest directly in such securities or synthetically through the use of derivatives.

No assurance can be given that the Fund’s investment objective will be achieved.

Fund Information

Symbol on NYSE	MVT
Initial Offering Date	March 29, 1993
Yield on Closing Market Price as of October 31, 2016 ($16.13)[1]	5.88%
Tax Equivalent Yield[2]	10.39%
Current Monthly Distribution per Common Share[3]	$0.0790
Current Annualized Distribution per Common Share[3]	$0.9480
Economic Leverage as of October 31, 2016[4]	39%

[1]	Yield on closing market price is calculated by dividing the current annualized distribution per share by the closing market price. Past performance does not guarantee future results.

[2]

Tax equivalent yield assumes the maximum marginal federal tax rate of 43.4%, which includes the 3.8% Medicare tax. Actual tax rates will vary based on income, exemptions and deductions. Lower taxes will result in lower tax equivalent yields.

[3]	The distribution rate is not constant and is subject to change.

[4]

Represents VMTP Shares and TOB Trusts as a percentage of total managed assets, which is the total assets of the Fund, including any assets attributable to VMTP Shares and TOB Trusts, minus the sum of accrued liabilities. For a discussion of leveraging techniques utilized by the Fund, please see The Benefits and Risks of Leveraging on page 5.

Performance

Returns for the six months ended October 31, 2016 were as follows:

	Returns Based On
	Market Price	NAV
MVT[1,2]	(4.48)%	1.14%
Lipper General & Insured Municipal Debt Funds (Leveraged)[3]	(3.09)%	1.30%

[1]	All returns reflect reinvestment of dividends and/or distributions.

[2]	The Fund’s premium to NAV, which narrowed during the period, accounts for the difference between performance based on price and performance based on NAV.

[3]	Average return.

Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles.

The following discussion relates to the Fund’s absolute performance based on NAV:

•

The U.S. municipal bond market delivered modest gains in the period, with the bulk of the positive return occurring in May and June. During these two months, bond yields fell sharply (as prices rose) in reaction to the highly accommodative policies of the world’s central banks and the prospect of the Fed maintaining a gradual, data-dependent approach to raising rates. In the latter part of the period, however, the market gave back some ground as accelerating growth indicated an increased likelihood that the Fed would in fact start to raise rates before year end. Despite this headwind, the tax-exempt market closed in positive territory due to the combination of its attractive yields, a favorable supply-and-demand picture, and the continued health of state and local finances.

•

The Fund’s positions in lower-rated investment-grade securities generally made the largest contributions to performance, as elevated investor risk appetites led to robust demand for higher-yielding issues. Holdings in bonds with maturities of 20 years in longer also aided performance given that longer-term debt benefited from both stronger price performance and higher income relative to shorter-dated securities. At the sector level, the Fund was helped by its positions in utilities, pre-refunded and corporate-related issues.

•

The Fund’s more-seasoned holdings, while producing generous yields compared to current market rates, detracted from performance. The prices of many of these investments declined due to the premium amortization that occurred as the bonds approached their first call dates. (A call is when an issuer redeems a bond prior to its maturity date; premium is amount by which a bond trades above its $100 par value.)

•	The Fund utilized U.S. Treasury futures contracts to manage exposure to a potential rise in interest rates, and its tactical shifts in this area contributed to the Fund’s six-month results.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

18	SEMI-ANNUAL REPORT	OCTOBER 31, 2016

BlackRock MuniVest Fund II, Inc.

Market Price and Net Asset Value Per Share Summary

	10/31/16	4/30/16	Change	High	Low
Market Price	$16.13	$17.38	(7.19)%	$18.64	$15.85
Net Asset Value	$15.89	$16.17	(1.73)%	$16.55	$15.87

Market Price and Net Asset Value History For the Past Five Years

Overview of the Fund’s Total Investments*

Sector Allocation	10/31/16	4/30/16
Transportation	26%	24%
Health	17	18
State	14	13
County/City/Special District/School District	11	11
Utilities	10	13
Education	8	7
Corporate	7	7
Tobacco	5	5
Housing	2	2

For Fund compliance purposes, the Fund’s sector classifications refer to one or more of the sector sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine such sector sub-classifications for reporting ease.

Credit Quality Allocation[1]	10/31/16	4/30/16
AAA/Aaa	6%	6%
AA/Aa	49	49
A	17	21
BBB/Baa	12	10
BB/Ba	3	4
B	2	2
N/R2	11	8

[1]

For financial reporting purposes, credit quality ratings shown above reflect the highest rating assigned by either S&P or Moody’s if ratings differ. These rating agencies are independent, nationally recognized statistical rating organizations and are widely used. Investment grade ratings are credit ratings of BBB/Baa or higher. Below investment grade ratings are credit ratings of BB/Ba or lower. Investments designated N/R are not rated by either rating agency. Unrated investments do not necessarily indicate low credit quality. Credit quality ratings are subject to change.

[2]

The investment adviser evaluates the credit quality of unrated investments based upon certain factors including, but not limited to, credit ratings for similar investments and financial analysis of sectors and individual investments. Using this approach, the investment adviser has deemed certain of these unrated securities as investment grade quality. As of October 31, 2016 and April 30, 2016 the market value of unrated securities deemed by the investment adviser to be investment grade represents less than 2% and 3%, respectively, of the Fund’s total investments.

Call/Maturity Schedule[3]
Calendar Year Ended December 31,
2016	4%
2017	8
2018	11
2019	22
2020	12

[3]	Scheduled maturity dates and/or bonds that are subject to potential calls by issuers over the next five years.

*	Excludes short-term securities.

SEMI-ANNUAL REPORT	OCTOBER 31, 2016	19

Schedule of Investments October 31, 2016 (Unaudited)	BlackRock MuniAssets Fund, Inc. (MUA) (Percentages shown are based on Net Assets)

Municipal Bonds	Par (000)	Value
Alabama — 2.1%
County of Jefferson Alabama, RB, Limited Obligation School, Series A:
5.25%, 1/01/17	$895	$899,922
5.25%, 1/01/19	2,000	2,011,020
5.50%, 1/01/21	1,215	1,221,695
County of Jefferson Alabama Sewer, Refunding RB, Sub-Lien, Series D, 6.00%, 10/01/42	3,745	4,451,307
State of Alabama Docks Department, Refunding RB, 6.00%, 10/01/40	2,165	2,528,590

		11,112,534
Alaska — 0.5%
Northern Tobacco Securitization Corp., Refunding RB, Tobacco Settlement, Asset-Backed, Series A:
4.63%, 6/01/23	1,080	1,096,945
5.00%, 6/01/32	1,500	1,464,255

		2,561,200
Arizona — 1.5%
City of Phoenix Arizona IDA, RB:
Great Hearts Academies — Veritas Project, 6.30%, 7/01/42	500	550,760
Great Hearts Academies — Veritas Project, 6.40%, 7/01/47	425	469,162
Legacy Traditional Schools Project, Series A, 6.50%, 7/01/34 (a)	570	655,135
Legacy Traditional Schools Project, Series A, 6.75%, 7/01/44 (a)	1,000	1,162,040
City of Phoenix Arizona IDA, Refunding RB (a):
Basis Schools, Inc. Projects, 5.00%, 7/01/35	305	325,984
Basis Schools, Inc. Projects, 5.00%, 7/01/45	855	904,214
Basis Schools, Inc. Projects, Series A, 5.00%, 7/01/35	260	277,888
Basis Schools, Inc. Projects, Series A, 5.00%, 7/01/46	290	306,692
Legacy Traditional School Projects, 5.00%, 7/01/35	320	330,429
Legacy Traditional School Projects, 5.00%, 7/01/45	255	260,562
Salt Verde Financial Corp., RB, Senior, 5.00%, 12/01/37	1,650	1,978,284
University Medical Center Corp., RB, 6.50%, 7/01/19 (b)	500	570,895

		7,792,045
California — 7.8%
California Municipal Finance Authority, RB, Urban Discovery Academy Project (a):
5.50%, 8/01/34	315	332,861
6.00%, 8/01/44	665	708,990
6.13%, 8/01/49	580	618,982

Municipal Bonds	Par (000)	Value
California (continued)
California School Finance Authority, RB:
Alliance for College Ready Public School — 2023 Union LLC Project, Series A, 6.40%, 7/01/48	$1,570	$1,870,419
Value Schools, 6.65%, 7/01/33	435	499,458
Value Schools, 6.90%, 7/01/43	975	1,131,410
California Statewide Communities Development Authority, RB, Loma Linda University Medical Center, Series A (a):
5.00%, 12/01/46	920	1,014,171
5.25%, 12/01/56	2,500	2,789,025
California Statewide Communities Development Authority, Refunding RB, American Baptist Homes of the West, 6.25%, 10/01/39	2,175	2,444,809
California Statewide Financing Authority, RB, Asset-Backed, Tobacco Settlement, Series B, 6.00%, 5/01/43	1,650	1,662,375
City of San Jose California Hotel Tax, RB, Convention Center Expansion & Renovation Project:
6.50%, 5/01/36	900	1,079,334
6.50%, 5/01/42	2,220	2,657,051
City of Stockton California Public Financing Authority, RB, Delta Water Supply Project, Series A, 6.25%, 10/01/40	375	466,024
County of Los Angeles California Tobacco Securitization Agency, RB, Asset-Backed, Los Angeles County Securitization Corp.:
5.70%, 6/01/46	3,600	3,693,204
5.60%, 6/01/36	1,285	1,318,256
County of Riverside California Transportation Commission, RB, Senior Lien, Series A, 5.75%, 6/01/48	2,885	3,338,897
County of San Francisco California City & Redevelopment Agency, Tax Allocation Bonds, Mission Bay South Redevelopment Project (a)(c):
0.00%, 8/01/26	1,250	767,563
0.00%, 8/01/43	1,500	356,355
Golden State Tobacco Securitization Corp., Refunding RB, Asset-Backed, Series A-1:
Senior, 5.75%, 6/01/47	3,980	3,918,390
5.13%, 6/01/47	3,850	3,703,892
Tobacco Securitization Authority of Southern California, Refunding RB, Tobacco Settlement, Asset-Backed, Senior Series A-1:
4.75%, 6/01/25	1,375	1,407,312
5.00%, 6/01/37	4,580	4,525,864

		40,304,642
Colorado — 1.5%
Castle Oaks Metropolitan District No. 3, GO, 6.25%, 12/01/44	500	532,050
Colorado Health Facilities Authority, Refunding RB, Series A (a):
6.13%, 12/01/45	335	364,778

Portfolio Abbreviations

AGC	Assured Guarantee Corp.	DFA	Development Finance Agency	IDA	Industrial Development Authority
AGM	Assured Guaranty Municipal Corp.	EDA	Economic Development Authority	IDB	Industrial Development Board
AMBAC	American Municipal Bond Assurance Corp.	EDC	Economic Development Corp.	ISD	Independent School District
AMT	Alternative Minimum Tax (subject to)	ERB	Education Revenue Bonds	LRB	Lease Revenue Bonds
ARB	Airport Revenue Bonds	GARB	General Airport Revenue Bonds	M/F	Multi-Family
BAM	Build America Mutual Assurance Co.	GO	General Obligation Bonds	MRB	Mortgage Revenue Bonds
BARB	Building Aid Revenue Bonds	GTD	Guaranteed	NPFGC	National Public Finance Guarantee Corp.
BHAC	Berkshire Hathaway Assurance Corp.	HDA	Housing Development Authority	PSF	Permanent School Fund
CAB	Capital Appreciation Bonds	HFA	Housing Finance Agency	RB	Revenue Bonds
COP	Certificates of Participation	HRB	Housing Revenue Bonds	S/F	Single-Family

See Notes to Financial Statements.

20	SEMI-ANNUAL REPORT	OCTOBER 31, 2016

Schedule of Investments (continued)	BlackRock MuniAssets Fund, Inc. (MUA)

Municipal Bonds	Par (000)	Value
Colorado (continued)
Colorado Health Facilities Authority, Refunding RB, Series A (a) (continued):
6.25%, 12/01/50	$1,115	$1,215,361
Copperleaf Metropolitan District No. 2, GO, Refunding, 5.75%, 12/01/45	720	759,125
Foothills Metropolitan District, Special Assessment Bonds, 6.00%, 12/01/38	3,000	3,266,790
Regional Transportation District, RB, Denver Transit Partners Eagle P3 Project, 6.00%, 1/15/34	1,500	1,707,450

		7,845,554
Connecticut — 0.9%
Mohegan Tribal Finance Authority, RB, 7.00%, 2/01/45 (a)	1,430	1,501,157
Mohegan Tribe of Indians of Connecticut, RB, Series A, 6.75%, 2/01/45 (a)	1,420	1,472,782
Mohegan Tribe of Indians of Connecticut, Refunding RB, Public Improvement, Priority Distribution, Series C, 6.25%, 2/01/30 (a)	1,835	1,896,197

		4,870,136
Delaware — 0.7%
County of Sussex Delaware, RB, NRG Energy, Inc., Indian River Power LLC Project, 6.00%, 10/01/40	1,000	1,103,830
State of Delaware EDA, RB, Exempt Facilities, Indian River Power LLC Project, 5.38%, 10/01/45	2,280	2,458,592

		3,562,422
Florida — 8.2%
Boggy Creek Improvement District, Refunding RB, Special Assessment Bonds, 5.13%, 5/01/43	1,535	1,606,777
Capital Trust Agency, Inc., RB, Silver Creek St. Augustine Project, Series A:
1st Mortgage, 8.25%, 1/01/44	515	444,991
1st Mortgage, 8.25%, 1/01/49	1,105	954,864
5.75%, 1/01/50	655	651,286
County of Collier Florida IDA, Refunding RB, Arlington of Naples Project, Series A, 8.13%, 5/15/44 (a)	2,510	2,976,082
County of Palm Beach Florida Health Facilities Authority, RB, Acts Retirement Life Community, 5.50%, 11/15/20 (b)	3,500	4,097,275
Florida Development Finance Corp., RB, Renaissance Charter School, Series A:
5.75%, 6/15/29	690	714,902
6.00%, 6/15/34	835	866,964
6.13%, 6/15/44	3,220	3,329,512
Greeneway Improvement District, RB, Special Assessment Bonds, 5.13%, 5/01/43	1,940	2,030,714
Harbor Bay Community Development District Florida, Special Assessment Bonds, Series A, 7.00%, 5/01/33	410	410,455
Jacksonville Economic Development Commission, Refunding RB, Florida Proton Therapy Institute, Series A, 6.00%, 9/01/17 (a)	295	306,057
Lakewood Ranch Stewardship District, Refunding, Special Assessment Bonds, Lakewood Center & New Sector Projects, 8.00%, 5/01/40	1,485	1,802,849
Lakewood Ranch Stewardship District, Special Assessment Bonds, Village of Lakewood Ranch Sector Projects:
4.00%, 5/01/21	200	203,972
4.25%, 5/01/26	160	163,250
5.00%, 5/01/36	460	474,320
5.13%, 5/01/46	915	948,004
Mid-Bay Bridge Authority, RB, Springing Lien, Series A, 7.25%, 10/01/21 (b)	4,550	5,836,512

Municipal Bonds	Par (000)	Value
Florida (continued)
Midtown Miami Community Development District, Refunding, Special Assessment Bonds:
Series A, 5.00%, 5/01/37	$845	$897,314
Series B, 5.00%, 5/01/37	495	525,645
Palm Beach County Health Facilities Authority, Refunding RB, Series A, 7.25%, 6/01/34	500	603,305
Santa Rosa Bay Bridge Authority, RB, 6.25%, 7/01/28 (d)(e)	4,264	2,823,451
Tampa Palms Open Space and Transportation Community Development District, RB, Capital Improvement, Richmond Place Project, 7.50%, 5/01/18	575	575,834
Tolomato Community Development District, Refunding, Special Assessment Bonds:
Convertible CAB, Series A2, 0.00%, 5/01/39 (f)	250	202,045
Convertible CAB, Series A3, 0.00%, 5/01/40 (f)	585	353,662
Convertible CAB, Series A4, 0.00%, 5/01/40 (f)	305	136,759
Series 2, 0.00%, 5/01/40 (f)	805	426,392
Series A1, 6.65%, 5/01/40	875	878,290
Tolomato Community Development District:
Series 1, 0.00%, 5/01/40 (f)	1,305	815,847
Series 1, 6.65%, 5/01/40 (d)(e)	50	50,739
Series 3, 6.61%, 5/01/40 (d)(e)	875	9
Series 3, 6.65%, 5/01/40 (d)(e)	710	7
Village Community Development District No. 9, Special Assessment Bonds:
6.75%, 5/01/31	1,575	1,881,038
7.00%, 5/01/41	2,575	3,087,734
5.50%, 5/01/42	1,210	1,378,444

		42,455,301
Georgia — 1.6%
County of Clayton Georgia, Tax Allocation Bonds, Ellenwood Project, 7.50%, 7/01/33	2,575	2,645,349
County of Clayton Georgia Development Authority, Refunding RB, Delta Air Lines, Inc. Project, Series A, 8.75%, 6/01/29	3,365	4,068,823
County of Gainesville & Hall Georgia Development Authority, Refunding RB, Acts Retirement Life Community, Series A-2 (b):
6.38%, 11/15/19	700	810,852
6.63%, 11/15/19	880	1,025,922

		8,550,946
Guam — 0.4%
Territory of Guam, GO, Series A:
6.00%, 11/15/19	505	550,601
7.00%, 11/15/19 (b)	1,115	1,312,723

		1,863,324
Illinois — 4.7%
City of Chicago Illinois, GO, Series A, 5.50%, 1/01/39	3,600	3,793,212
Illinois Finance Authority, Refunding RB:
Friendship Village of Schaumburg, 7.25%, 2/15/45	4,000	4,274,400
Lutheran Home & Services Obligated Group, 5.63%, 5/15/42	2,395	2,563,895
Presence Health Network, Series C, 4.00%, 2/15/41	1,525	1,456,375
Primary Health Care Centers Program, 6.60%, 7/01/24	990	992,525
Rogers Park Montessori School Project, Series 2014, 6.00%, 2/01/34	365	390,597
Rogers Park Montessori School Project, Series 2014, 6.13%, 2/01/45	860	918,695
Roosevelt University Project, 6.50%, 4/01/44	4,170	4,519,863

See Notes to Financial Statements.

SEMI-ANNUAL REPORT	OCTOBER 31, 2016	21

Schedule of Investments (continued)	BlackRock MuniAssets Fund, Inc. (MUA)

Municipal Bonds	Par (000)	Value
Illinois (continued)
Metropolitan Pier & Exposition Authority, RB, McCormick Place Expansion Project, Series A, 5.50%, 6/15/53	$2,370	$2,691,514
Railsplitter Tobacco Settlement Authority, RB:
5.50%, 6/01/23	180	208,678
6.00%, 6/01/28	710	833,718
Village of Lincolnshire Illinois, Special Tax Bonds, Sedgebrook Project, 6.25%, 3/01/34	1,730	1,720,225

		24,363,697
Indiana — 1.6%
City of Valparaiso Indiana, RB, Exempt Facilities, Pratt Paper LLC Project, AMT:
6.75%, 1/01/34	825	1,012,976
7.00%, 1/01/44	2,000	2,480,280
City of Vincennes Indiana, Refunding RB, Southwest Indiana Regional Youth Village Project, 6.25%, 1/01/29 (a)	2,510	2,496,220
Indiana Finance Authority, RB, Private Activity Bond, Ohio River Bridges East End Crossing Project, Series A, AMT:
5.00%, 7/01/44	470	516,854
5.00%, 7/01/48	1,555	1,700,284

		8,206,614
Iowa — 2.7%
Iowa Finance Authority, Refunding RB:
Midwestern Disaster Area, Iowa Fertilizer Co. Project, 5.50%, 12/01/22	2,090	2,118,758
Midwestern Disaster Area, Iowa Fertilizer Co. Project, 5.25%, 12/01/25	2,190	2,284,148
Sunrise Retirement Community Project, 5.50%, 9/01/37	1,355	1,397,615
Sunrise Retirement Community Project, 5.75%, 9/01/43	2,115	2,195,286
Iowa Tobacco Settlement Authority, Refunding RB:
Asset-Backed, CAB, Series B, 5.60%, 6/01/34	1,200	1,205,556
Series C, 5.38%, 6/01/38	4,900	4,879,910

		14,081,273
Kentucky — 1.1%
Kentucky Economic Development Finance Authority, Refunding RB, Baptist Life Communities Project, Series S:
6.25%, 11/15/46	635	644,334
6.38%, 11/15/51	620	629,759
Kentucky Public Transportation Infrastructure Authority, RB, Downtown Crossing, First Tier, Series A, 5.75%, 7/01/49	4,000	4,631,200

		5,905,293
Louisiana — 2.8%
Juban Crossing Economic Development District, Refunding RB, General Infrastructure Project, Series C, 7.00%, 9/15/44 (a)	1,055	1,117,498
Louisiana Local Government Environmental Facilities & Community Development Authority, RB, Westlake Chemical Corp. Project, 6.75%, 11/01/32	5,000	5,252,650
Louisiana Public Facilities Authority, RB, Belle Chasse Educational Foundation Project, 6.75%, 5/01/41	1,855	2,134,827
Tobacco Settlement Financing Corp., Refunding RB, Asset-Backed, Series A, 5.25%, 5/15/35	5,570	6,277,334

		14,782,309
Maine — 0.6%
Maine Health & Higher Educational Facilities Authority, RB, Maine General Medical Center, 6.75%, 7/01/41	2,955	3,301,740

Municipal Bonds	Par (000)	Value
Maryland — 2.0%
County of Frederick Maryland, RB, Jefferson Technology Park Project, Series B, 7.13%, 7/01/43	$2,840	$3,205,423
Maryland EDC, RB, Transportation Facilities Project, Series A, 5.75%, 6/01/35	3,615	3,981,272
Maryland EDC, Refunding RB, CNX Marine Terminals, Inc., 5.75%, 9/01/25	3,085	3,130,318

		10,317,013
Massachusetts — 1.4%
Massachusetts Development Finance Agency, RB:
Boston Medical Center, Series D, 5.00%, 7/01/44	1,905	2,103,444
Foxborough Regional Charter School, Series A, 7.00%, 7/01/42	1,025	1,156,036
North Hill Communities Issue, Series A, 6.50%, 11/15/43 (a)	2,020	2,196,892
Massachusetts Development Finance Agency, Refunding RB, Tufts Medical Center, Series I, 6.75%, 1/01/36	1,490	1,741,601

		7,197,973
Michigan — 0.9%
City of Detroit Michigan Sewage Disposal System, Refunding RB, Senior Lien, Series A, 5.25%, 7/01/39	2,785	3,110,733
Michigan Finance Authority, RB, Detroit Water & Sewage Disposal System, Senior Lien, Series 2014 C-2, AMT, 5.00%, 7/01/44	415	446,287
Michigan Finance Authority, Refunding RB, Detroit Water & Sewage Department Project, Senior Lien, Series C-1, 5.00%, 7/01/44	920	1,010,666

		4,567,686
Minnesota — 0.3%
City of Rochester Minnesota, RB, Health Care And Facility Homestead Rochester Incorporate, 5.00%, 12/01/49	1,335	1,409,787
Missouri — 1.0%
Kirkwood IDA Missouri, RB, Aberdeen Heights, Series A, 8.25%, 5/15/39	2,315	2,637,665
Lees Summit IDA, RB, John Knox Obligated Group, 5.25%, 8/15/39	2,235	2,421,801

		5,059,466
New Jersey — 5.5%
Casino Reinvestment Development Authority, Refunding RB:
5.25%, 11/01/39	1,065	1,097,238
5.25%, 11/01/44	770	790,220
County of Essex New Jersey Improvement Authority, RB, AMT, 5.25%, 7/01/45 (a)	1,150	1,188,007
New Jersey EDA, RB:
Kapkowski Road Landfill Project, Series B, AMT, 6.50%, 4/01/31	2,250	2,692,057
Private Activity Bond, Goethals Bridge Replacement Project, AMT, 5.38%, 1/01/43	2,155	2,448,533
Team Academy Charter School Project, 6.00%, 10/01/43	1,530	1,748,882
New Jersey EDA, Refunding RB:
Bancroft Neurohealth Project, 5.00%, 6/01/41	365	371,946
Bancroft Neurohealth Project, Series A, 5.00%, 6/01/36	850	870,120
Greater Brunswick Charter School, Inc. Project, Series A, 6.00%, 8/01/49 (a)	500	525,390
New Jersey Health Care Facilities Financing Authority, Refunding RB (b):
St. Barnabas Health Care System, Series A, 5.63%, 7/01/21	2,650	3,184,584
St. Joseph’s Healthcare System, 6.63%, 7/01/18	4,090	4,481,454

See Notes to Financial Statements.

22	SEMI-ANNUAL REPORT	OCTOBER 31, 2016

Schedule of Investments (continued)	BlackRock MuniAssets Fund, Inc. (MUA)

Municipal Bonds	Par (000)	Value
New Jersey (continued)
New Jersey Transportation Trust Fund Authority, RB, Transportation Program, Series AA, 5.25%, 6/15/41	$1,140	$1,270,268
Tobacco Settlement Financing Corp. New Jersey, Refunding RB, Series 1A:
5.00%, 6/01/29	3,735	3,725,513
5.00%, 6/01/41	4,550	4,256,752

		28,650,964
New Mexico — 0.6%
New Mexico Hospital Equipment Loan Council, Refunding RB, Gerald Champion Regional Medical Center Project, 5.50%, 7/01/42	2,970	3,250,398
New York — 8.2%
Counties of New York Tobacco Trust IV, Refunding RB, Settlement Pass-Through:
5.00%, 6/01/51	445	483,257
Turbo, Series A, 6.25%, 6/01/41 (a)	5,300	5,562,085
Turbo, Series A, 5.00%, 6/01/42	3,155	3,060,949
Turbo, Series A, 5.00%, 6/01/45	1,185	1,152,626
County of Dutchess New York IDA, Refunding RB, Bard College Civic Facility, Series A-1, 5.00%, 8/01/46	3,315	3,059,712
County of Nassau New York Tobacco Settlement Corp., Refunding RB, Asset-Backed, Series A-3, 5.13%, 6/01/46	750	719,348
County of Westchester New York Healthcare Corp., RB, Senior Lien, Series A, 5.00%, 11/01/44	1,333	1,487,836
Erie Tobacco Asset Securitization Corp., Refunding RB, Asset-Backed, Series A, 5.00%, 6/01/45	2,890	2,887,688
Metropolitan Transportation Authority, RB, Series C:
6.50%, 11/15/18 (b)	1,490	1,659,964
6.50%, 11/15/28	510	567,074
New York Liberty Development Corp., Refunding RB:
2nd Priority, Bank of America Tower at One Bryant Park Project, Class 3, 6.38%, 7/15/49	1,270	1,418,552
3 World Trade Center Project, Class 1, 5.00%, 11/15/44 (a)	4,705	5,292,560
3 World Trade Center Project, Class 2, 5.15%, 11/15/34 (a)	455	517,271
3 World Trade Center Project, Class 2, 5.38%, 11/15/40 (a)	1,080	1,247,562
3 World Trade Center Project, Class 3, 7.25%, 11/15/44 (a)	1,565	2,021,917
New York Transportation Development Corp., Refunding RB, American Airlines, Inc., AMT, 5.00%, 8/01/31	1,195	1,275,615
Niagara Area Development Corp., Refunding RB, Solid Waste Disposal Facility, Covanta Energy Project, Series A, AMT, 5.25%, 11/01/42 (a)	1,335	1,355,586
Port Authority of New York & New Jersey, ARB, Special Project, JFK International Air Terminal LLC Project, Series 8, 6.00%, 12/01/36	1,340	1,556,450
TSASC, Inc., Refunding RB, Series 1, 5.00%, 6/01/34	2,305	2,284,693
Westchester Tobacco Asset Securitization, Refunding RB, 5.13%, 6/01/45	4,800	4,800,000

		42,410,745
North Carolina — 1.5%
North Carolina Medical Care Commission, Refunding RB, 1st Mortgage, Series A:
Deerfield Project, 6.13%, 11/01/18 (b)	4,565	5,037,341
Retirement Facilities Whitestone Project, 7.75%, 3/01/31	1,000	1,140,290
Retirement Facilities Whitestone Project, 7.75%, 3/01/41	1,420	1,617,408

		7,795,039

Municipal Bonds	Par (000)	Value
Ohio — 3.2%
Buckeye Tobacco Settlement Financing Authority, RB, Asset-Backed, Series A-2:
Senior Turbo Term, 5.88%, 6/01/47	$6,390	$6,006,792
5.75%, 6/01/34	6,745	6,288,498
6.00%, 6/01/42	3,040	2,898,002
County of Hamilton Ohio, Refunding RB, Improvement-Life Enriching Communities:
5.00%, 1/01/46	525	570,386
5.00%, 1/01/51	875	948,535

		16,712,213
Oklahoma — 0.3%
Oklahoma Development Finance Authority, Refunding RB, Inverness Village Community, 6.00%, 1/01/32	1,305	1,396,115
Oregon — 0.8%
Hospital Facilities Authority of Multnomah County Oregon, Refunding RB, Mirabella at South Waterfront, 5.50%, 10/01/49	1,765	1,937,052
Polk County Hospital Facility Authority, RB, Dallas Retirement Village Project, Series A:
5.13%, 7/01/35	620	640,101
5.38%, 7/01/45	1,435	1,491,295

		4,068,448
Pennsylvania — 3.8%
Allentown Neighborhood Improvement Zone Development Authority, Refunding RB, Series A, 5.00%, 5/01/42	2,140	2,281,689
City of Philadelphia Pennsylvania Hospitals & Higher Education Facilities Authority, RB, Temple University Health System, Series A, 5.63%, 7/01/36	2,000	2,216,740
County of Cumberland Pennsylvania Municipal Authority, Refunding RB, Diakon Lutheran:
6.38%, 1/01/19 (b)	5,550	6,185,198
6.38%, 1/01/39	615	680,473
County of Lancaster Pennsylvania Hospital Authority, Refunding RB, Brethren Village Project, Series A, 6.25%, 7/01/26	1,160	1,181,541
County of Lehigh Pennsylvania General Purpose Authority, Refunding RB, Bible Fellowship Church Homes, 5.13%, 7/01/32	1,800	1,940,922
County of Northampton Pennsylvania IDA, Route 33 Project, Tax Allocation Bonds, 7.00%, 7/01/32	2,110	2,308,804
Pennsylvania Economic Development Financing Authority, Refunding RB, National Gypsum Co., AMT, 5.50%, 11/01/44	2,710	2,978,182

		19,773,549
Puerto Rico — 1.0%
Children’s Trust Fund, Refunding RB, Tobacco Settlement, Asset-Backed Bonds:
5.50%, 5/15/39	635	638,048
Series A, 0.00%, 5/15/50 (c)	3,450	299,633
Commonwealth of Puerto Rico, GO, Refunding, Series A, 8.00%, 7/01/35 (d)(e)	1,765	1,202,406
Commonwealth of Puerto Rico, GO (d)(e):
Series A, 6.00%, 7/01/38	750	480,938
Refunding Public Improvement, Series A, 5.50%, 7/01/39	665	428,094
Commonwealth of Puerto Rico Aqueduct & Sewer Authority, RB, Senior Lien, Series A, 6.00%, 7/01/44	1,060	817,578
Commonwealth of Puerto Rico Aqueduct & Sewer Authority, Refunding RB, Senior Lien, Series A:
6.13%, 7/01/24	365	291,927
6.00%, 7/01/38	1,150	893,009

		5,051,633

See Notes to Financial Statements.

SEMI-ANNUAL REPORT	OCTOBER 31, 2016	23

Schedule of Investments (continued)	BlackRock MuniAssets Fund, Inc. (MUA)

Municipal Bonds	Par (000)	Value
Rhode Island — 2.3%
Central Falls Detention Facility Corp., Refunding RB, 7.25%, 7/15/35 (d)(e)	$4,190	$1,039,581
Tobacco Settlement Financing Corp., Refunding RB:
Series A, 5.00%, 6/01/35	1,000	1,083,350
Series A, 5.00%, 6/01/40	980	1,055,744
Series B, 4.50%, 6/01/45	5,055	5,236,929
Series B, 5.00%, 6/01/50	3,330	3,456,940

		11,872,544
Texas — 10.6%
Central Texas Regional Mobility Authority, Refunding RB:
CAB, 0.00%, 1/01/28 (c)	1,000	676,550
CAB, 0.00%, 1/01/29 (c)	2,000	1,291,060
CAB, 0.00%, 1/01/30 (c)	1,170	722,943
CAB, 0.00%, 1/01/33 (c)	3,690	1,994,445
CAB, 0.00%, 1/01/34 (c)	4,000	2,039,680
Senior Lien, 6.25%, 1/01/21 (b)	2,210	2,657,216
City of Houston Texas Airport System, Refunding ARB, AMT:
Special Facilities, Continental Airlines, Inc., Series A, 6.63%, 7/15/38	2,890	3,323,818
United Airlines, Inc. Terminal E Project, 5.00%, 7/01/29	910	1,016,934
Clifton Higher Education Finance Corp., ERB, Idea Public Schools:
5.50%, 8/15/31	955	1,071,128
5.75%, 8/15/41	720	804,953
County of Bexar Texas Health Facilities Development Corp., RB, Army Retirement Residence Project, 6.20%, 7/01/20 (b)	5,040	5,953,147
County of Harris Texas Cultural Education Facilities Finance Corp., RB, 1st Mortgage, Brazos Presbyterian Homes, Inc. Project, Series B, 7.00%, 1/01/48	475	623,471
County of Matagorda Texas Navigation District No. 1, Refunding RB, Central Power & Light Co., Project, Series A, 6.30%, 11/01/29	2,090	2,336,641
County of Tarrant Texas Cultural Education Facilities Finance Corp., RB, Series A:
CC Young Memorial Home, 8.00%, 2/15/38	1,745	1,937,090
Senior Living Center Project, 8.25%, 11/15/44	4,200	4,508,112
County of Tarrant Texas Cultural Education Facilities Finance Corp., Refunding RB, Trinity Terrace Project, 5.00%, 10/01/49	865	958,481
County of Travis Texas Health Facilities Development Corp., Refunding RB, 7.13%, 1/01/46	3,080	3,462,782
Mesquite Health Facility Development Corp., Refunding RB, 5.13%, 2/15/42	810	874,516
Mission Economic Development Corp., RB, Senior Lien, Natgasoline Project, Series B, AMT, 5.75%, 10/01/31 (a)	1,325	1,399,703
New Hope Cultural Education Facilities Corp., RB, Stephenville LLC Tarleton State University Project:
5.88%, 4/01/36	1,210	1,395,614
6.00%, 4/01/45	1,845	2,137,838
Newark Higher Education Finance Corp., RB, Series A (a):
5.50%, 8/15/35	290	303,125
5.75%, 8/15/45	580	612,271
North Texas Education Finance Corp., ERB, Uplift Education, Series A, 5.25%, 12/01/47	1,600	1,751,024
Red River Health Facilities Development Corp., First MRB, Project:
Eden Home, Inc., 7.25%, 12/15/42	2,895	2,566,331
Wichita Falls Retirement Foundation, 5.13%, 1/01/41	900	956,502

Municipal Bonds	Par (000)	Value
Texas (continued)
Texas Private Activity Bond Surface Transportation Corp., RB, Senior Lien:
LBJ Infrastructure Group LLC, 7.00%, 6/30/40	$3,775	$4,453,632
NTE Mobility Partners LLC, North Tarrant Express Managed Lanes Project, 6.88%, 12/31/39	3,000	3,485,640

		55,314,647
Utah — 0.6%
State of Utah Charter School Finance Authority, Refunding RB, 6.75%, 10/15/43	2,950	3,088,326
Vermont — 0.2%
Vermont EDA, Refunding, MRB, Wake Robin Corp. Project, 5.40%, 5/01/33	770	829,683
Virginia — 3.0%
County of Fairfax Virginia EDA, Refunding RB, Goodwin House, Inc., 5.13%, 10/01/17 (b)	1,500	1,560,105
Lower Magnolia Green Community Development Authority, Special Assessment Bonds (a):
5.00%, 3/01/35	510	535,046
5.00%, 3/01/45	520	541,060
Mosaic District Community Development Authority, Special Assessment, Series A:
6.63%, 3/01/26	1,485	1,690,747
6.88%, 3/01/36	1,300	1,476,592
Tobacco Settlement Financing Corp., Refunding RB, Senior Series B-1, 5.00%, 6/01/47	2,280	2,127,035
Virginia College Building Authority, RB, Marymount University Project, Series B, 5.00%, 7/01/45 (a)	535	579,127
Virginia College Building Authority, Refunding RB, Marymount University Project, Series A (a):
5.00%, 7/01/35	130	141,722
5.00%, 7/01/45	375	405,930
Virginia Small Business Financing Authority, RB, Senior Lien, Elizabeth River Crossings OpCo LLC Project, AMT, 6.00%, 1/01/37	5,410	6,298,159

		15,355,523
Washington — 0.8%
County of King Washington Public Hospital District No. 4, GO, Refunding, Snoqualmie Valley Hospital, 7.00%, 12/01/40	1,455	1,603,308
Greater Wenatchee Regional Events Center Public Facilities District, Refunding RB, Series A, 5.50%, 9/01/42	1,495	1,571,634
Washington State Housing Finance Commission, Refunding RB (a):
5.75%, 1/01/35	315	322,595
6.00%, 1/01/45	850	870,289

		4,367,826
Wisconsin — 1.0%
Public Finance Authority, RB, Series A:
4.75%, 12/01/35	775	808,077
5.00%, 12/01/45	1,605	1,689,920
5.15%, 12/01/50	1,170	1,232,923
Wisconsin Health & Educational Facilities Authority, Refunding RB, St. Johns Communities, Inc., Series A (b):
7.25%, 9/15/19	425	499,243
7.63%, 9/15/19	855	1,013,406

		5,243,569
Total Municipal Bonds — 87.7%		455,292,177

See Notes to Financial Statements.

24	SEMI-ANNUAL REPORT	OCTOBER 31, 2016

Schedule of Investments (continued)	BlackRock MuniAssets Fund, Inc. (MUA)

Municipal Bonds Transferred to Tender Option Bond Trusts (g)	Par (000)	Value
Colorado — 2.4%
Colorado Health Facilities Authority, Refunding RB, Sisters of Leavenworth Health System, Series A, 5.00%, 1/01/40	$11,468	$12,529,637
Florida — 3.1%
County of Miami-Dade Florida Aviation Revenue, RB, Miami International, Series A, AGC:
5.25%, 10/01/18 (b)	3,345	3,580,756
5.25%, 10/01/33	11,655	12,476,444

		16,057,200
Illinois — 2.7%
Illinois Finance Authority, RB, The Carle Foundation, Series A (AGM), 6.00%, 8/15/41	7,180	8,416,970
State of Illinois Toll Highway Authority, RB, Senior Priority, Series A, 5.00%, 1/01/40	5,056	5,838,962

		14,255,932
New York — 13.5%
City of New York New York Housing Development Corp., RB, M/F Housing, Series D-1, Class B, 4.25%, 11/01/45	8,996	9,376,800
City of New York New York Municipal Water Finance Authority, Refunding RB, Water & Sewer System, 2nd General Resolution:
Fiscal 2013, Series CC, 5.00%, 6/15/47	14,181	16,425,797
Series HH, 5.00%, 6/15/31 (b)(h)	8,610	10,043,737
Hudson Yards Infrastructure Corp., RB, Fiscal 2012, Series A, 5.75%, 2/15/47 (h)	4,520	5,280,657
New York Liberty Development Corp., RB, 1 World Trade Center Port Authority Consolidated Bonds, 5.25%, 12/15/43	18,104	21,128,088

Municipal Bonds Transferred to Tender Option Bond Trusts (g)	Par (000)	Value
New York (continued)
New York Liberty Development Corp., Refunding RB, 4 World Trade Center Project, 5.75%, 11/15/51 (h)	$6,600	$7,743,051

		69,998,130
Washington — 1.8%
City of Bellingham Washington, RB, Water & Sewer, 5.00%, 8/01/40	7,966	9,124,327
Total Municipal Bonds Transferred to Tender Option Bond Trusts — 23.5%		121,965,226
Total Long-Term Investments (Cost — $527,633,426) — 111.2%		577,257,403

Short-Term Securities	Shares
BlackRock Liquidity Funds, MuniCash, Institutional Class, 0.44% (i)(j)	165,095	165,111
Total Short-Term Securities (Cost $165,101) — 0.0%		165,111
Total Investments (Cost — $527,798,527) — 111.2%		577,422,514
Other Assets Less Liabilities — 1.6%		8,160,454
Liability for TOB Trust Certificates, Including Interest Expense and Fees Payable — (12.8)%		(66,220,961)

Net Assets Applicable to Common Shares — 100.0%		$519,362,007

Notes to Schedule of Investments

(a)	Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(b)	U.S. Government securities, held in escrow, are used to pay interest on this security, as well as to retire the bond in full at the date indicated, typically at a premium to par.

(c)	Zero-coupon bond.

(d)	Non-income producing security.

(e)	Issuer filed for bankruptcy and/or is in default.

(f)	Step-up bond that pays an initial coupon rate for the first period and then a higher coupon rate for the following periods. Rate as of period end.

(g)	Represent bonds transferred to a TOB Trust in exchange of cash and residual certificates received by the Fund. These bonds serve as collateral in a secured borrowing. See Note 4 of the Notes to Financial Statements for details.

(h)	All or a portion of security is subject to a recourse agreement. The aggregate maximum potential amount the Fund could ultimately be required to pay under the agreements, which expire between February 15, 2019 to November 15, 2019, is $11,849,809. See Note 4 of the Notes to Financial Statements for details.

(i)	During the six months ended October 31, 2016, investments in issuers considered to be an affiliate of the Fund for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate	Shares Held at April 30, 2016	Net Activity	Shares Held at October 31, 2016	Value at October 31, 2016	Income	Realized Gain/Capital Gain
BlackRock Liquidity Funds, MuniCash, Institutional Class	4,296,151	(4,131,056)	165,095	$165,111	$2,151	$1,192

(j)	Current yield as of period end.

See Notes to Financial Statements.

SEMI-ANNUAL REPORT	OCTOBER 31, 2016	25

Schedule of Investments (continued)	BlackRock MuniAssets Fund, Inc. (MUA)

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts
Contracts Short	Issue	Expiration	Notional Value	Unrealized Appreciation
(3)	5-Year U.S. Treasury Note	December 2016	$362,391	$2,716
(27)	10-Year U.S. Treasury Note	December 2016	$3,499,875	49,681
(22)	Long U.S. Treasury Bond	December 2016	$3,579,813	136,011
(5)	Ultra U.S. Treasury Bond	December 2016	$879,687	44,337
Total				$232,745

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:

Assets — Derivative Financial Instruments		Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Futures contracts	Net unrealized appreciation[1]	—	—	—	—	$232,745	—	$232,745

[1]    Includes cumulative appreciation (depreciation) on futures contracts, if any, as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statements of Assets and Liabilities.

For the six months ended October 31, 2016, the effect of derivative financial instruments in the Statements of Operations was as follows:

Net Realized Gain (Loss) from:		Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Futures contracts		—	—	—	—	$306,265	—	$306,265
Net Change in Unrealized Appreciation (Depreciation) on:
Futures contracts		—	—	—	—	$65,535	—	$65,535

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts:
Average notional value of contracts — short	$10,474,445

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of investments and derivative financial instruments. For information about the Fund’s policy regarding valuation of investments and derivative financial instruments, refer to the Notes to Financial Statements.

The following tables summarize the Fund’s investments and derivative financial instruments categorized in the disclosure hierarchy:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments[1]	—	$577,257,403	—	$577,257,403
Short-Term Securities	$165,111	—	—	165,111

Total	$165,111	$577,257,403	—	$577,422,514

Derivative Financial Instruments[2]
Assets:
Interest rate contracts	$232,745	—	—	$232,745
[1] See above Schedule of Investments for values in each state or political subdivision.
[2] Derivative financial instruments are futures contracts which are valued at the unrealized appreciation (depreciation) on the instrument.

See Notes to Financial Statements.

26	SEMI-ANNUAL REPORT	OCTOBER 31, 2016

Schedule of Investments (concluded)	BlackRock MuniAssets Fund, Inc. (MUA)

The Fund may hold assets and/or liabilities in which the fair value approximates the carrying amount for financial statement purposes. As of period end, such assets and/or liabilities are categorized within the disclosure hierarchy as follows:

	Level 1	Level 2	Level 3	Total
Assets:
Cash pledged for futures contracts	$144,950	—	—	$144,950
Liabilities:
TOB Trust Certificates	—	$(66,086,523)	—	(66,086,523)

Total	$144,950	$(66,086,523)	—	$(65,941,573)

During the six months ended October 31, 2016, there were no transfers between levels.

See Notes to Financial Statements.

SEMI-ANNUAL REPORT	OCTOBER 31, 2016	27

Schedule of Investments October 31, 2016 (Unaudited)	BlackRock MuniEnhanced Fund, Inc. (MEN) (Percentages shown are based on Net Assets)

Municipal Bonds	Par (000)	Value
Alabama — 1.4%
County of Jefferson Alabama, RB, Limited Obligation School, Series A:
5.50%, 1/01/22	$2,750	$2,765,153
4.75%, 1/01/25	2,200	2,212,122

		4,977,275
Alaska — 0.7%
Alaska Industrial Development & Export Authority, RB, Providence Health Services, Series A, 5.50%, 10/01/41	990	1,127,075
Borough of Matanuska-Susitna Alaska, RB, Goose Creek Correctional Center (AGC) (a):
6.00%, 9/01/19	765	870,272
6.00%, 9/01/19	435	494,860

		2,492,207
Arizona — 1.8%
County of Maricopa Arizona IDA, Refunding RB, Banner Health Obligation Group (b):
3.25%, 1/01/37	920	877,974
5.00%, 1/01/38	725	845,923
Salt River Project Agricultural Improvement & Power District, RB, Series A, 5.00%, 1/01/38	1,500	1,567,785
State of Arizona, COP, Department of Administration, Series A (AGM):
5.00%, 10/01/27	2,700	2,978,235
5.00%, 10/01/29	400	440,736

		6,710,653
California — 19.1%
Alameda Corridor Transportation Authority, Refunding RB, CAB, Subordinate Lien, Series A (AMBAC) (a)(c):
5.40%, 10/01/17	10,185	10,618,677
5.45%, 10/01/17	3,700	3,859,248
Anaheim Public Financing Authority California, RB, Senior, Public Improvements Project, Series A (AGM), 6.00%, 9/01/24	5,000	6,204,750
Cabrillo Community College District, GO, CAB, Election of 2004, Series B (NPFGC), 0.00%, 8/01/37 (d)	2,400	907,584
California Health Facilities Financing Authority, RB:
St. Joseph Health System, Series A, 5.75%, 7/01/39	550	611,479
Sutter Health, Series B, 5.88%, 8/15/31	1,200	1,400,364
California Health Facilities Financing Authority, Refunding RB, St. Joseph Health System, Series A, 5.00%, 7/01/37	1,090	1,252,737
California State University, Refunding RB:
(AGM), 5.00%, 5/01/17 (a)	550	561,869
(AGM), 5.00%, 11/01/37	600	612,204
Series A, 5.00%, 5/01/17 (a)	850	868,301
California Statewide Communities Development Authority, RB, Kaiser Permanente, Series A, 5.00%, 4/01/42	1,480	1,683,204
City of Redding California, COP, Refunding, Series A (AGM), 5.00%, 6/01/30	1,420	1,500,542
City of San Jose California, Refunding ARB, Series A-1, AMT, 5.75%, 3/01/34	850	990,633
County of Orange California Sanitation District, COP, Series B (AGM), 5.00%, 2/01/17 (a)	1,500	1,516,260
County of San Joaquin California Transportation Authority, Refunding RB, Limited Tax, Measure K, Series A, 6.00%, 3/01/36	2,175	2,608,760
County of San Mateo California Community College District, GO, CAB, Election of 2001, Series C (NPFGC), 0.00%, 9/01/30 (d)	12,740	8,719,511

Municipal Bonds	Par (000)	Value
California (continued)
Los Angeles Community College District California, GO, Election of 2001, Series A (AGM), 5.00%, 8/01/17 (a)	$1,300	$1,342,133
Mount San Antonio Community College District, GO, Refunding, CAB, Election of 2008, Series A, 6.25%, 8/01/43 (c)	2,500	2,062,875
Poway Unified School District, GO, Refunding, CAB, School Facilities Improvement, Election of 2008, Series B, 0.00%, 8/01/36 (d)	3,750	1,867,950
Rio Hondo Community College District California, GO, CAB, Election of 2004, Series C, 0.00%, 8/01/38 (d)	5,000	2,355,850
San Diego California Unified School District, GO, CAB, Election of 2008 (d):
Series C, 0.00%, 7/01/38	1,600	744,864
Series G, 0.00%, 7/01/34	650	300,723
Series G, 0.00%, 7/01/35	690	300,426
Series G, 0.00%, 7/01/36	1,035	424,122
Series G, 0.00%, 7/01/37	690	265,070
San Diego California Unified School District, GO, Refunding, Series R-1 (d):
0.00%, 7/01/30	5,000	3,279,450
0.00%, 7/01/31	1,280	803,520
San Diego Community College District California, GO, CAB, Election of 2006 (d):
0.00%, 8/01/31	2,145	1,145,216
0.00%, 8/01/32	2,680	1,341,956
San Marcos Unified School District, GO, Election of 2010, Series A:
5.00%, 8/01/34	700	807,275
5.00%, 8/01/38	600	690,762
Walnut Valley Unified School District, GO, CAB, Election of 2007, Series B, 0.00%, 8/01/36 (d)	5,500	2,756,160
West Basin Municipal Water District California, COP, Refunding, Series B (AGC), 5.00%, 8/01/18 (a)	5,035	5,397,721

		69,802,196
Colorado — 0.6%
Regional Transportation District, COP, Refunding, Series A, 5.38%, 6/01/31	2,000	2,251,400
District of Columbia — 1.5%
District of Columbia Ballpark Revenue, RB, Series B-1, 5.00%, 2/01/31	5,360	5,378,760
Florida — 14.9%
City of Tallahassee Florida Energy System Revenue, RB, (NPFGC):
5.00%, 10/01/32	4,000	4,145,880
5.00%, 10/01/37	7,500	7,765,800
County of Brevard Florida Health Facilities Authority, Refunding RB, Health First, Inc. Project, 5.00%, 4/01/39	1,600	1,810,192
County of Broward Florida Water & Sewer Utility, Refunding RB, Series A, 5.25%, 10/01/18 (a)	850	920,099
County of Duval Florida School Board, COP, Master Lease Program (AGM), 5.00%, 7/01/17 (a)	2,625	2,700,101
County of Highlands Florida Health Facilities Authority, RB, Adventist Health System/Sunbelt, Series B, 6.00%, 11/15/37	1,450	1,639,428
County of Hillsborough Florida Aviation Authority, RB, Series A, AMT (AGC), 5.38%, 10/01/33	4,050	4,329,855
County of Lee Florida, Refunding ARB, Series A, AMT:
5.63%, 10/01/26	960	1,107,773
5.38%, 10/01/32	3,160	3,611,248
County of Miami-Dade Florida, GO, Building Better Communities Program, Series B-1, 5.75%, 7/01/18 (a)	1,400	1,513,022

See Notes to Financial Statements.

28	SEMI-ANNUAL REPORT	OCTOBER 31, 2016

Schedule of Investments (continued)	BlackRock MuniEnhanced Fund, Inc. (MEN)

Municipal Bonds	Par (000)	Value
Florida (continued)
County of Miami-Dade Florida, RB, Seaport:
Series A, 6.00%, 10/01/38	$2,025	$2,461,084
Series B, AMT, 6.00%, 10/01/30	640	781,113
Series B, AMT, 6.25%, 10/01/38	415	512,089
Series B, AMT, 6.00%, 10/01/42	660	787,829
County of Miami-Dade Florida Aviation, Refunding ARB, AMT, 5.00%, 10/01/34	190	216,167
County of Miami-Dade Florida Educational Facilities Authority, RB, University Miami, Series A, 5.00%, 4/01/40	2,995	3,466,503
County of Miami-Dade Florida School Board Foundation, Inc., 5.00%, 5/01/18 (a)	10,000	10,615,700
County of Palm Beach Florida Solid Waste Authority, Refunding RB:
5.00%, 10/01/21 (a)	30	35,356
5.00%, 10/01/31	1,970	2,283,447
County of Sarasota Florida Public Hospital District, RB, Sarasota Memorial Hospital Project, Series A, 5.63%, 7/01/39	275	300,528
Florida Ports Financing Commission, Refunding RB, State Transportation Trust Fund, Series B, AMT:
5.13%, 6/01/27	2,000	2,310,760
5.38%, 10/01/29	1,050	1,220,352

		54,534,326
Georgia — 3.5%
County of Burke Georgia Development Authority, Refunding RB, Oglethorpe Power-Vogtle Project, Series C, 5.70%, 1/01/43	1,150	1,205,545
County of Gainesville Georgia & Hall Hospital Authority, Refunding RB, Northeast Georgia Health System, Inc. Project, Series A, 5.50%, 8/15/54	500	601,240
Municipal Electric Authority of Georgia, Refunding RB, Series EE (AMBAC), 7.00%, 1/01/25	7,475	10,271,098
Private Colleges & Universities Authority, RB, Savannah College of Art & Design:
5.00%, 4/01/33	140	159,690
5.00%, 4/01/44	380	426,432

		12,664,005
Illinois — 16.0%
City of Chicago Illinois, GARB, O’Hare International Airport, 3rd Lien, Series A, 5.75%, 1/01/39	5,110	5,894,385
City of Chicago Illinois, GO, Refunding, Series A, Project, 5.25%, 1/01/33	1,185	1,233,703
City of Chicago Illinois, GO, Series A, 5.25%, 1/01/35	400	411,716
City of Chicago Illinois, RB, Motor Fuel Tax Project, Series A (AGC), 5.00%, 1/01/38	715	737,744
City of Chicago Illinois, Refunding RB, Sales Tax Receipts, Series A, 5.00%, 1/01/41	2,220	2,308,911
City of Chicago Illinois Transit Authority, RB:
5.25%, 12/01/49	900	1,023,624
Sales Tax Receipts, 5.25%, 12/01/36	595	658,558
County of Cook Illinois Forest Preserve District, GO, Refunding, Limited Tax Project, Series B, 5.00%, 12/15/37	45	49,185
Illinois Finance Authority, RB, Carle Foundation, Series A:
5.75%, 8/15/34	650	752,388
6.00%, 8/15/41	1,000	1,169,310
Illinois Finance Authority, Refunding RB, Silver Cross Hospital and Medical Centers:
4.13%, 8/15/37	700	728,252
5.00%, 8/15/44	350	388,846
Illinois Municipal Electric Agency, RB, Series A (NPFGC), 5.25%, 2/01/17 (a)	1,000	1,011,360

Municipal Bonds	Par (000)	Value
Illinois (continued)
Illinois Sports Facilities Authority, RB, State Tax Supported (AMBAC), 5.50%, 6/15/30 (c)	$12,490	$12,536,088
Kane McHenry Cook & De Kalb Counties Unit School District No. 300, GO, Refunding, 5.25%, 1/01/33	9,145	10,522,877
Metropolitan Pier & Exposition Authority, RB, CAB, McCormick Place Expansion Project, Series A (NPFGC) (d):
0.00%, 12/15/26	5,000	3,366,000
0.00%, 12/15/33	9,950	4,691,027
Metropolitan Pier & Exposition Authority, Refunding RB, CAB, McCormick Place Expansion Project, Series B (AGM), 0.00%, 6/15/44 (d)	3,450	998,361
Railsplitter Tobacco Settlement Authority, RB, 6.00%, 6/01/28	675	792,619
Regional Transportation Authority, RB, Series A (AMBAC), 7.20%, 11/01/20	4,595	5,141,300
State of Illinois, GO:
5.25%, 2/01/33	830	894,682
5.50%, 7/01/33	820	900,360
5.25%, 2/01/34	830	894,682
5.50%, 7/01/38	445	486,421
University of Illinois, RB, Auxiliary Facilities System, Series A, 5.00%, 4/01/39	905	1,009,871

		58,602,270
Indiana — 0.9%
Indiana Finance Authority, RB, Series A:
CWA Authority Project, 1st Lien, 5.25%, 10/01/38	1,100	1,281,170
Private Activity Bond, Ohio River Bridges East End Crossing Project, AMT, 5.00%, 7/01/44	515	566,340
Private Activity Bond, Ohio River Bridges, AMT, 5.00%, 7/01/40	890	987,144
Indianapolis Local Public Improvement Bond Bank, Refunding RB, Waterworks Project, Series A (AGC), 5.25%, 1/01/29	600	652,890

		3,487,544
Iowa — 3.1%
Iowa Finance Authority, RB, Iowa Health Care Facilities, Series A (AGC), 5.63%, 8/15/19 (a)	5,725	6,443,774
Iowa Student Loan Liquidity Corp., RB, Senior Series A-2, AMT:
5.60%, 12/01/26	2,270	2,444,790
5.70%, 12/01/27	1,025	1,097,519
5.80%, 12/01/29	695	742,364
5.85%, 12/01/30	730	780,333

		11,508,780
Louisiana — 1.3%
City of New Orleans Louisiana Aviation Board, RB, Series B, AMT, 5.00%, 1/01/40	2,795	3,143,257
Louisiana Public Facilities Authority, RB, Provident Group-Flagship Properties LLC, Series A, 5.00%, 7/01/56	275	304,909
Louisiana Public Facilities Authority, Refunding RB, Christus Health, Series B (AGC), 6.50%, 7/01/30	1,250	1,376,788

		4,824,954
Maine — 0.3%
Maine Health & Higher Educational Facilities Authority, RB, Series A, 5.00%, 7/01/46	1,035	1,136,399
Massachusetts — 1.5%
Massachusetts DFA, Refunding RB, Emmanuel College Issue, Series A, 5.00%, 10/01/43	370	417,478

See Notes to Financial Statements.

SEMI-ANNUAL REPORT	OCTOBER 31, 2016	29

Schedule of Investments (continued)	BlackRock MuniEnhanced Fund, Inc. (MEN)

Municipal Bonds	Par (000)	Value
Massachusetts (continued)
Massachusetts HFA, Refunding RB, Series C, AMT, 5.35%, 12/01/42	$950	$1,014,857
Massachusetts School Building Authority, RB, Dedicated Sales Tax, Senior Series A, 5.00%, 5/15/43	1,280	1,487,846
Massachusetts Water Resources Authority, Refunding RB, General, Series A (NPFGC), 5.00%, 8/01/34	2,530	2,606,533

		5,526,714
Michigan — 2.8%
City of Detroit Michigan Sewage Disposal System, Refunding RB, 2nd Lien, Series E (BHAC), 5.75%, 7/01/18 (a)	2,500	2,688,825
City of Detroit Michigan Water Supply System, RB, 2nd Lien, Series B (AGM), 6.25%, 7/01/36	400	441,720
City of Lansing Michigan, RB, Board of Water & Light Utilities System, Series A, 5.50%, 7/01/41	1,700	1,989,442
Michigan Finance Authority, Refunding RB:
Henry Ford Health System, 3.25%, 11/15/42	875	790,484
Trinity Health Credit Group, 5.00%, 12/01/21 (a)	20	23,731
Royal Oak Hospital Finance Authority Michigan, Refunding RB, William Beaumont Hospital, Series D, 5.00%, 9/01/39	1,040	1,173,775
State of Michigan Building Authority, Refunding RB, Facilities Program:
Series I-A, 5.38%, 10/15/36	145	166,711
Series I-A, 5.38%, 10/15/41	700	803,747
Series II-A (AGM), 5.25%, 10/15/36	900	1,031,769
State of Michigan HDA, RB, S/F Housing, Series C, AMT, 5.50%, 12/01/28	580	615,879
Western Michigan University, Refunding RB, General, University and College Improvements (AGM), 5.00%, 11/15/39	380	432,029

		10,158,112
Minnesota — 0.7%
City of Minneapolis Minnesota, Refunding RB, Fairview Health Services, Series B (AGC):
6.50%, 11/15/18 (a)	385	428,170
6.50%, 11/15/38	2,115	2,324,872

		2,753,042
Nebraska — 1.8%
Central Plains Energy Project Nebraska, RB, Gas Project No. 3, 5.25%, 9/01/37	750	853,852
Central Plains Nebraska Energy Project, RB, Gas Project No. 3, 5.00%, 9/01/32	5,000	5,654,100

		6,507,952
Nevada — 1.6%
City of Las Vegas Nevada, GO, Limited Tax, Performing Arts Center, 6.00%, 4/01/19 (a)	850	951,550
County of Clark Nevada, ARB, Las Vegas-McCarran International Airport, Series A:
5.25%, 7/01/42	500	552,365
(AGM), 5.25%, 7/01/39	3,800	4,200,444

		5,704,359
New Jersey — 9.1%
New Jersey EDA, RB:
Motor Vehicle Surcharge, Series A (NPFGC), 5.25%, 7/01/31	3,125	3,210,906
Motor Vehicle Surcharge, Series A (NPFGC), 5.25%, 7/01/33	7,800	8,014,422
Private Activity Bond, Goethals Bridge Replacement Project, AMT, 5.13%, 1/01/34	685	779,160
Private Activity Bond, Goethals Bridge Replacement Project, AMT, 5.38%, 1/01/43	895	1,016,908

Municipal Bonds	Par (000)	Value
New Jersey (continued)
New Jersey EDA, RB (continued):
School Facilities Construction (AGC), 6.00%, 12/15/18 (a)	$1,975	$2,185,436
School Facilities Construction (AGC), 6.00%, 12/15/34	25	27,487
Series WW, 5.25%, 6/15/33	155	174,174
Series WW, 5.00%, 6/15/34	205	224,830
Series WW, 5.00%, 6/15/36	925	1,010,183
Series WW, 5.25%, 6/15/40	265	294,662
New Jersey Higher Education Student Assistance Authority, Refunding RB, Series 1, AMT:
5.50%, 12/01/26	480	536,712
5.75%, 12/01/27	3,115	3,502,849
New Jersey Housing & Mortgage Finance Agency, Refunding RB, M/F Housing, Series 2, AMT, 4.35%, 11/01/33	970	1,012,670
New Jersey Transportation Trust Fund Authority, RB:
Transportation Program, Series AA, 5.25%, 6/15/33	1,460	1,620,731
Transportation Program, Series AA, 5.00%, 6/15/38	1,760	1,902,190
Transportation System, Series A, 5.50%, 6/15/41	2,000	2,204,240
Transportation System, Series AA, 5.50%, 6/15/39	1,150	1,290,634
Transportation System, Series B, 5.50%, 6/15/31	1,000	1,121,800
Transportation System, Series B, 5.00%, 6/15/42	2,500	2,656,475
Transportation System, Series D, 5.00%, 6/15/32	625	687,050

		33,473,519
New York — 6.5%
City of New York New York Municipal Water Finance Authority, Refunding RB, Second General Resolution, Fiscal 2012, Series BB, 5.25%, 6/15/44	1,425	1,682,996
City of New York New York Transitional Finance Authority, BARB, Fiscal 2009, Series S-4, 5.50%, 1/15/33	1,600	1,759,120
City of New York New York Transitional Finance Authority, RB, Fiscal 2009, Series S-4, 5.50%, 1/15/34	2,750	3,023,488
City of New York New York Transitional Finance Authority, Refunding RB, Future Tax Secured, Series B, 5.00%, 11/01/32	1,480	1,756,538
County of Erie New York Industrial Development Agency, RB, City School District of Buffalo, Series A (AGM), 5.75%, 5/01/17 (a)	1,500	1,537,665
Hudson Yards Infrastructure Corp., RB, Series A, 5.75%, 2/15/47	700	817,873
Metropolitan Transportation Authority, RB, Series C:
6.50%, 11/15/18 (a)	2,985	3,325,499
6.50%, 11/15/28	1,015	1,128,589
Metropolitan Transportation Authority Hudson Rail Yards Trust Obligations, Refunding RB, Series A, 5.00%, 11/15/56	1,465	1,655,347
New York Transportation Development Corp., RB, Laguardia Airport Terminal B Redevelopment Project, Series A, AMT, 5.00%, 7/01/46	2,915	3,177,379
State of New York Dormitory Authority, RB, Series B, 5.75%, 3/15/36	1,200	1,332,204
State of New York HFA, RB, Affordable Housing, M/F Housing, Series B, AMT, 5.30%, 11/01/37	2,500	2,539,400

		23,736,098
Ohio — 1.5%
County of Lucas Ohio, Refunding RB, Promedica Healthcare, Series A, 6.50%, 11/15/37	530	646,616

See Notes to Financial Statements.

30	SEMI-ANNUAL REPORT	OCTOBER 31, 2016

Schedule of Investments (continued)	BlackRock MuniEnhanced Fund, Inc. (MEN)

Municipal Bonds	Par (000)	Value
Ohio (continued)
State of Ohio Turnpike Commission, RB, CAB, Junior Lien, Infrastructure Projects, Series A-2, 0.00%, 2/15/37 (d)	$10,000	$4,724,600

		5,371,216
Pennsylvania — 5.9%
Commonwealth Financing Authority, RB, Series B, 5.00%, 6/01/42	1,600	1,789,504
Pennsylvania Economic Development Financing Authority, RB, Pennsylvania Rapid Bridge Finco LP, AMT:
5.00%, 12/31/34	7,290	8,192,648
5.00%, 12/31/38	1,305	1,456,367
Pennsylvania Higher Educational Facilities Authority, Refunding RB, Thomas Jefferson University, Series A, 5.25%, 9/01/50	2,480	2,864,896
Pennsylvania Turnpike Commission, RB:
Series A, 5.00%, 12/01/38	620	716,106
Series A-1, 5.00%, 12/01/46	3,320	3,797,980
Series C, 5.50%, 12/01/33	555	667,249
Subordinate, Special Motor License Fund, 6.00%, 12/01/20 (a)	575	686,303
Pennsylvania Turnpike Commission, Refunding RB, Series A-1, 5.00%, 12/01/40	765	871,312
Philadelphia School District, GO, Series E (a):
2016, 6.00%, 9/01/18	395	413,944
6.00%, 9/01/18	5	5,464

		21,461,773
Rhode Island — 1.1%
Rhode Island Commerce Corp., RB, Airport Corporation, 5.00%, 7/01/41	215	246,373
Tobacco Settlement Financing Corp., Refunding RB, Series B:
4.50%, 6/01/45	1,055	1,092,969
5.00%, 6/01/50	2,630	2,730,256

		4,069,598
South Carolina — 6.0%
South Carolina Jobs EDA, Refunding RB, Palmetto Health, Series A (AGM), 6.50%, 8/01/39	115	138,045
South Carolina Ports Authority, RB, AMT, 5.25%, 7/01/50	2,330	2,641,777
South Carolina Transportation Infrastructure Bank, RB, Series A, 5.25%, 10/01/40	3,000	3,304,470
State of South Carolina Public Service Authority, 5.50%, 1/01/19 (a)	80	87,587
State of South Carolina Public Service Authority, RB, Santee Cooper:
Series A, 5.50%, 12/01/54	8,725	10,278,574
Series E, 5.50%, 12/01/53	745	872,902
State of South Carolina Public Service Authority, Refunding RB:
Santee Cooper, Series B, 5.00%, 12/01/38	2,080	2,402,462
Series A, 5.50%, 1/01/19 (a)	920	1,007,253
Series E, 5.25%, 12/01/55	1,050	1,237,509

		21,970,579
Tennessee — 1.5%
Metropolitan Government of Nashville & Davidson County Health & Educational Facilities Board, Refunding RB, Vanderbilt University, Series B, 5.50%, 10/01/19 (a)	5,000	5,640,500
Texas — 14.7%
Central Texas Turnpike System, Refunding RB, CAB, Series B, 0.00%, 8/15/37 (d)	890	392,392

Municipal Bonds	Par (000)	Value
Texas (continued)
City of Houston Texas Combined Utility System Revenue, Refunding RB, Combined 1st Lien, Series A (AGC):
5.38%, 5/15/19 (a)	$1,280	$1,420,979
6.00%, 5/15/19 (a)	1,990	2,240,302
6.00%, 11/15/35	110	123,992
5.38%, 11/15/38	70	76,843
City of San Antonio Texas Public Service Board, RB, Junior Lien, 5.00%, 2/01/38	575	666,695
County of Midland Texas Fresh Water Supply District No. 1, RB, CAB, City of Midland Project, Series A, 0.00%, 9/15/36 (d)	2,130	984,720
County of Tarrant Texas Cultural Education Facilities Finance Corp., Refunding RB:
Cook Children’s Medical Center, 5.25%, 12/01/39	750	870,960
Texas Health Resources System , Series A, 5.00%, 2/15/41 (b)	3,445	4,007,327
Dallas-Fort Worth International Airport, ARB, Joint Improvement, AMT:
Series D, 5.00%, 11/01/38	1,975	2,199,814
Series D, 5.00%, 11/01/42	1,500	1,667,025
Series H, 5.00%, 11/01/32	3,000	3,397,200
Dallas-Fort Worth International Airport, Refunding ARB, Series F, 5.25%, 11/01/33	975	1,162,073
Leander ISD, GO, Refunding, CAB, Series D, 0.00%, 8/15/38 (d)	3,420	1,435,682
Mansfield Texas ISD, GO, School Building (PSF-GTD), 5.00%, 2/15/17 (a)	1,725	1,746,045
North Texas Tollway Authority, Refunding RB:
1st Tier System (NPFGC), 5.75%, 1/01/18 (a)	600	634,122
1st Tier System (NPFGC), 5.75%, 1/01/40	195	204,777
1st Tier System, Series A, 6.00%, 1/01/19 (a)	2,270	2,514,184
1st Tier System, Series A (NPFGC), 6.00%, 1/01/28	525	578,965
1st Tier System, Series K-2 (AGC), 6.00%, 1/01/19 (a)	4,015	4,446,894
1st Tier System, Series S, 5.75%, 1/01/18 (a)	805	850,780
1st Tier, Series K-1 (AGC), 5.75%, 1/01/19 (a)	3,800	4,188,474
Series B, 5.00%, 1/01/40	495	566,518
San Antonio Public Facilities Corp., Refunding RB, Convention Center Refinancing and Expansion Project, CAB (d):
0.00%, 9/15/35	4,990	2,194,203
0.00%, 9/15/36	11,525	4,779,418
0.00%, 9/15/37	8,245	3,218,518
Texas Municipal Gas Acquisition & Supply Corp. III, RB:
5.00%, 12/15/32	705	785,807
Natural Gas Utility Improvements, 5.00%, 12/15/31	1,190	1,333,478
Texas Private Activity Bond Surface Transportation Corp., RB, Senior Lien, AMT, Blueridge Transportation Group:
5.00%, 12/31/45	820	909,930
5.00%, 12/31/50	455	501,538
Texas Transportation Commission, Refunding RB, Central Texas Turnpike System, 1st Tier, Series A, 5.00%, 8/15/41	3,080	3,487,145

		53,586,800
Utah — 1.5%
Utah Transit Authority, RB, Series A, 5.00%, 6/15/18 (a)	5,000	5,333,150

See Notes to Financial Statements.

SEMI-ANNUAL REPORT	OCTOBER 31, 2016	31

Schedule of Investments (continued)	BlackRock MuniEnhanced Fund, Inc. (MEN)

Municipal Bonds	Par (000)	Value
Washington — 1.1%
Central Puget Sound Regional Transit Authority, RB, Series A, 5.00%, 11/01/17 (a)	$1,600	$1,668,384
Port of Seattle Washington, RB, Series C, AMT, 5.00%, 4/01/40	1,015	1,151,720
Washington Health Care Facilities Authority, RB, Providence Health & Services, Series A:
5.00%, 10/01/39	525	570,948
5.25%, 10/01/39	625	686,969

		4,078,021
Wisconsin — 0.8%
Public Finance Authority, RB, KU Campus Development Corp., Central District Development Project, 5.00%, 3/01/46	1,100	1,266,287
State of Wisconsin Health & Educational Facilities Authority, RB, Ascension Health Senior Credit Group, Series E, 5.00%, 11/15/33	1,375	1,524,421

		2,790,708
Total Municipal Bonds — 123.2%		450,532,910

Municipal Bonds Transferred to Tender Option Bond Trusts (e)
Arizona — 0.4%
City of Phoenix Arizona Civic Improvement Corp., Refunding RB, Water System, Junior Lien, Series A, 5.00%, 7/01/34	1,200	1,313,664
California — 1.9%
County of San Diego California Water Authority Financing Corp., COP, Refunding, Series A (AGM) (a):
5.00%, 5/01/18	466	495,315
5.00%, 5/01/18	2,344	2,490,310
Los Angeles Community College District California, GO, Election of 2001, Series A (AGM), 5.00%, 8/01/17 (a)	2,500	2,581,025
San Diego Community College District California, GO, Election of 2002, 5.25%, 8/01/19 (a)	404	450,853
University of California, RB, Series O, 5.75%, 5/15/19 (a)	840	940,841

		6,958,344
Colorado — 2.4%
Colorado Health Facilities Authority, Refunding RB, Catholic Health Initiatives, Series A:
5.50%, 7/01/34 (f)	900	991,467
5.00%, 2/01/41	7,000	7,598,080

		8,589,547
Connecticut — 0.4%
Connecticut State Health & Educational Facility Authority, Refunding RB, Trinity Health Credit Group, 5.00%, 12/01/45	1,381	1,597,822
District of Columbia — 1.6%
District of Columbia, RB, Series A, 5.50%, 12/01/30 (f)	1,005	1,138,992
District of Columbia Water & Sewer Authority, Refunding RB, Senior Lien, Series A, 6.00%, 10/01/18 (a)(f)	1,779	1,951,296
Metropolitan Washington Airports Authority, Refunding ARB, Series A, AMT, 5.00%, 10/01/30	2,530	2,896,774

		5,987,062
Florida — 4.3%
County of Miami-Dade Florida, Refunding RB, Transit System Sales Surtax, 5.00%, 7/01/42	4,480	5,139,501

Municipal Bonds Transferred to Tender Option Bond Trusts (e)	Par (000)	Value
Florida (continued)
County of Miami-Dade Florida Water & Sewer System, (AGC), 5.00%, 10/01/39	$4,621	$5,197,356
County of Orange Florida School Board, COP, Series A (AGC), 5.50%, 8/01/19 (a)	3,544	3,974,807
State of Florida Board of Education, GO, Refunding, Series C, 5.00%, 6/01/18 (f)	1,349	1,396,541

		15,708,205
Illinois — 3.8%
Metropolitan Pier & Exposition Authority, RB, McCormick Place Expansion Project, Series A, 5.00%, 6/15/42 (f)	260	275,504
State of Illinois, RB, Build Illinois, Series B, 5.25%, 6/15/19 (a)(f)	4,399	4,880,366
State of Illinois Toll Highway Authority, RB:
Senior Priority, Series A, 5.00%, 1/01/40	2,730	3,153,386
Senior Priority, Series B, 5.50%, 1/01/18 (a)	1,880	1,981,811
Senior, Series B, 5.00%, 1/01/40	1,050	1,207,653
Series A, 5.00%, 1/01/38	2,138	2,440,800

		13,939,520
Massachusetts — 0.5%
Commonwealth of Massachusetts, GO, Series A, 5.00%, 3/01/46	1,461	1,695,034
Michigan — 3.3%
Michigan Finance Authority, RB, Beaumont Health Credit Group, 5.00%, 11/01/44	1,970	2,209,830
Michigan Finance Authority, Refunding RB, Hospital, Trinity Health Credit Group, 5.00%, 12/01/39	7,510	8,672,323
Michigan State Building Authority, Refunding RB, Facilities Program, Series I, 5.00%, 10/15/45	870	1,003,536

		11,885,689
Nevada — 4.2%
City of Las Vegas Nevada, GO, Limited Tax, Performing Arts Center, 6.00%, 4/01/19 (a)(f)	3,778	4,228,986
County of Clark Nevada Water Reclamation District, GO, Series B (a):
Limited Tax, 5.75%, 7/01/19	1,829	2,056,393
5.50%, 7/01/19	4,499	5,027,375
Las Vegas Valley Water District Nevada, GO, Refunding, Water Improvement, Series A, 5.00%, 6/01/46	3,460	4,060,898

		15,373,652
New Jersey — 0.8%
County of Hudson New Jersey Improvement Authority, RB, Hudson County Vocational-Technical Schools Project, 5.25%, 5/01/51	800	953,664
New Jersey Transportation Trust Fund Authority, RB, Transportation System, Series B, 5.25%, 6/15/36 (f)	1,840	2,017,009

		2,970,673
New York — 4.7%
City of New York New York Municipal Water Finance Authority, RB, Water & Sewer System, Fiscal 2009, Series A:
5.75%, 6/15/18 (a)	290	311,667
5.75%, 6/15/40	969	1,042,353
City of New York New York Municipal Water Finance Authority, Refunding RB, Water & Sewer System, 2nd General Resolution, Fiscal 2013, Series CC, 5.00%, 6/15/47	5,680	6,579,585
City of New York New York Water & Sewer System, Refunding RB, 2nd General Resolution, Fiscal 2014, Series DD, 5.00%, 6/15/35	1,665	1,981,466

See Notes to Financial Statements.

32	SEMI-ANNUAL REPORT	OCTOBER 31, 2016

Schedule of Investments (continued)	BlackRock MuniEnhanced Fund, Inc. (MEN)

Municipal Bonds Transferred to Tender Option Bond Trusts (e)	Par (000)	Value
New York (continued)
Metropolitan Transportation Authority, RB, Sub-Series D-1, 5.25%, 11/15/44	$3,470	$4,175,000
Metropolitan Transportation Authority, Refunding RB, Series C-1, 5.25%, 11/15/56	1,500	1,803,323
Triborough Bridge & Tunnel Authority, RB, General, Series A-2, 5.25%, 11/15/34 (f)	1,300	1,408,550

		17,301,944
Ohio — 0.2%
State of Ohio, RB, Cleveland Clinic Health Obligated Group, Series B, 5.50%, 1/01/34	580	632,386
Pennsylvania — 0.3%
County of Westmoreland Pennsylvania Municipal Authority, RB, (BAM), 5.00%, 8/15/42	900	1,030,635
South Carolina — 0.4%
South Carolina Public Service Authority, Refunding RB, Series A (a)(f):
5.50%, 1/01/19	102	111,462
5.50%, 1/01/19	1,175	1,288,814

		1,400,276
Texas — 0.6%
Clear Creek Independent School District, GO, Refunding, Schoolbuilding (PSF-GTD):
5.00%, 2/15/17 (a)	1,812	1,833,386
5.00%, 2/15/33	388	392,948

		2,226,334
Virginia — 0.1%
County of Fairfax Virginia IDA, Refunding RB, Health Care, Inova Health System:
5.50%, 5/15/19 (a)	122	135,596
5.50%, 5/15/35	227	251,919

		387,515
Washington — 2.1%
Central Puget Sound Regional Transit Authority, RB, Series A (AGM), 5.00%, 11/01/17 (a)	4,004	4,175,327

Municipal Bonds Transferred to Tender Option Bond Trusts (e)	Par (000)	Value
Washington (continued)
Washington Health Care Facilities Authority, Refunding RB, Seattle Children’s Hospital, Series B, 5.00%, 10/01/38	$2,880	$3,584,535

		7,759,862
Wisconsin — 1.0%
Wisconsin Health & Educational Facilities Authority, Refunding RB, Froedtert & Community Health, Inc., Obligated Group:
Series A, 5.00%, 4/01/42	1,980	2,199,978
Series C, 5.25%, 4/01/39 (f)	1,430	1,531,241

		3,731,219
Total Municipal Bonds Transferred to Tender Option Bond Trusts — 33.0%		120,489,383
Total Long-Term Investments (Cost — $517,779,728) — 156.2%		571,022,293

Short-Term Securities	Shares
BlackRock Liquidity Funds, MuniCash, Institutional Class, 0.44% (g)(h)	1,191,332	1,191,451
Total Short-Term Securities (Cost $1,191,332) — 0.3%		1,191,451
Total Investments (Cost — $518,971,060) — 156.5%		572,213,744
Other Assets Less Liabilities — 0.2%		884,759
Liability for TOB Trust Certificates, Including Interest Expense and Fees Payable — (17.8)%		(65,238,623)
VRDP Shares, at Liquidation Value, Net of Deferred Offering Costs — (38.9)%		(142,302,234)

Net Assets Applicable to Common Shares — 100.0%		$365,557,646

Notes to Schedule of Investments

(a)	U.S. Government securities, held in escrow, are used to pay interest on this security, as well as to retire the bond in full at the date indicated, typically at a premium to par.

(b)	When-issued security.

(c)	Step-up bond that pays an initial coupon rate for the first period and then a higher coupon rate for the following periods. Rate as of period end.

(d)	Zero-coupon bond.

(e)	Represent bonds transferred to a TOB Trust in exchange of cash and residual certificates received by the Fund. These bonds serve as collateral in a secured borrowing. See Note 4 of the Notes to Financial Statements for details.

(f)	All or a portion of security is subject to a recourse agreement. The aggregate maximum potential amount the Fund could ultimately be required to pay under the agreements, which expire between January 1, 2017 to December 1, 2029, is $12,169,536. See Note 4 of the Notes to Financial Statements for details.

(g)	During the six months ended October 31, 2016, investments in issuers considered to be an affiliate of the Fund for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate	Shares Held at April 30, 2016	Net Activity	Shares Held at October 31, 2016	Value at October 31, 2016	Income	Realized Gain/Capital Gain
BlackRock Liquidity Funds, MuniCash, Institutional Class	2,133,375	(942,043)	1,191,332	$1,191,451	$3,339	$705

(h)	Current yield as of period end.

See Notes to Financial Statements.

SEMI-ANNUAL REPORT	OCTOBER 31, 2016	33

Schedule of Investments (continued)	BlackRock MuniEnhanced Fund, Inc. (MEN)

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts
Contracts Short	Issue	Expiration	Notional Value	Unrealized Appreciation
(1)	5-Year U.S. Treasury Note	December 2016	$120,797	$905
(63)	10-Year U.S. Treasury Note	December 2016	$8,166,375	100,150
(68)	Long U.S. Treasury Bond	December 2016	$11,064,875	447,196
(11)	Ultra U.S. Treasury Bond	December 2016	$1,935,312	104,370
Total				$652,621

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:

Assets — Derivative Financial Instruments		Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Futures contracts	Net unrealized appreciation[1]	—	—	—	—	$652,621	—	$652,621

[1]    Includes cumulative appreciation (depreciation) on futures contracts, if any, as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statements of Assets and Liabilities.

For the six months ended October 31, 2016, the effect of derivative financial instruments in the Statements of Operations was as follows:
Net Realized Gain (Loss) from:		Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Futures contracts		—	—	—	—	$79,817	—	$79,817
Net Change in Unrealized Appreciation (Depreciation) on:
Futures contracts		—	—	—	—	$541,271	—	$541,271

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts:
Average notional value of contracts — short	$19,252,883

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of investments and derivative financial instruments. For information about the Fund’s policy regarding valuation of investments and derivative financial instruments, refer to the Notes to Financial Statements.

The following tables summarize the Fund’s investments and derivative financial instruments categorized in the disclosure hierarchy:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments[1]	—	$571,022,293	—	$571,022,293
Short-Term Securities	$1,191,451	—	—	1,191,451

Total	$1,191,451	$571,022,293	—	$572,213,744

Derivative Financial Instruments[2]
Assets:
Interest rate contracts	$652,621	—	—	$652,621
[1] See above Schedule of Investments for values in each state or political subdivision.
[2] Derivative financial instruments are futures contracts which are valued at the unrealized appreciation (depreciation) on the instrument.

See Notes to Financial Statements.

34	SEMI-ANNUAL REPORT	OCTOBER 31, 2016

Schedule of Investments (concluded)	BlackRock MuniEnhanced Fund, Inc. (MEN)

The Fund may hold assets and/or liabilities in which the fair value approximates the carrying amount for financial statement purposes. As of period end, such assets and/or liabilities are categorized within the disclosure hierarchy as follows:

	Level 1	Level 2	Level 3	Total
Assets:
Cash pledged for futures contracts	$391,900	—	—	$391,900
Liabilities:
TOB Trust Certificates	—	$(65,110,308)	—	(65,110,308)
VRDP Shares at Liquidation Value	—	(142,500,000)	—	(142,500,000)

Total	$391,900	$(207,610,308)	—	$(207,218,408)

During the six months ended October 31, 2016, there were no transfers between levels.

See Notes to Financial Statements.

SEMI-ANNUAL REPORT	OCTOBER 31, 2016	35

Schedule of Investments October 31, 2016 (Unaudited)	BlackRock MuniHoldings Fund, Inc. (MHD) (Percentages shown are based on Net Assets)

Municipal Bonds	Par (000)	Value
Alabama — 3.8%
County of Jefferson Alabama, RB, Limited Obligation School, Series A, 5.00%, 1/01/24	$4,550	$4,575,070
County of Jefferson Alabama Sewer, Refunding RB:
Senior Lien, Series A (AGM), 5.00%, 10/01/44	570	649,612
Senior Lien, Series A (AGM), 5.25%, 10/01/48	1,090	1,253,217
Sub-Lien, Series D, 6.00%, 10/01/42	1,000	1,188,600
Sub-Lien, Series D, 7.00%, 10/01/51	1,545	1,937,554

		9,604,053
Alaska — 0.6%
Northern Tobacco Securitization Corp., Refunding RB, Tobacco Settlement, Asset-Backed, Series A, 5.00%, 6/01/46	1,660	1,567,057
Arizona — 2.6%
City of Phoenix Arizona IDA, RB, Legacy Traditional Schools Projects, Series A, 5.00%, 7/01/46 (a)	1,230	1,258,474
Salt Verde Financial Corp., RB, Senior:
5.00%, 12/01/32	2,000	2,410,480
5.00%, 12/01/37	2,360	2,829,546

		6,498,500
California — 11.6%
California Health Facilities Financing Authority, RB:
St. Joseph Health System, Series A, 5.75%, 7/01/39	1,530	1,701,023
Sutter Health, Series B, 6.00%, 8/15/42	2,200	2,566,806
California Health Facilities Financing Authority, Refunding RB, St. Joseph Health System, Series A, 5.00%, 7/01/33	875	1,011,439
California Municipal Finance Authority, RB, Senior, Caritas Affordable Housing, Inc. Projects, S/F Housing, Series A:
5.25%, 8/15/39	105	121,533
5.25%, 8/15/49	265	304,739
California Pollution Control Financing Authority, RB, Poseidon Resources (Channel Side) LP Desalination Project, AMT, 5.00%, 11/21/45 (b)	1,025	1,128,535
California Statewide Communities Development Authority, RB, Series A:
John Muir Health, 5.13%, 7/01/39	1,510	1,648,799
Loma Linda University Medical Center, 5.00%, 12/01/41 (b)	380	422,784
Loma Linda University Medical Center, 5.00%, 12/01/46 (b)	460	507,086
California Statewide Communities Development Authority, Refunding RB, John Muir Health, Series A, 4.00%, 8/15/51	1,650	1,704,929
City of Los Angeles California Department of Airports, Refunding ARB, Los Angeles International Airport, Series A, 5.25%, 5/15/39	555	610,606
City of Stockton California Public Financing Authority, RB, Delta Water Supply Project, Series A, 6.25%, 10/01/38	255	316,896
Montebello Unified School District, GO, CAB (NPFGC), 0.00%, 8/01/22 (c)	2,405	2,131,672
San Diego Unified School District California, GO, CAB, Election of 2008, Series A, 0.00%, 7/01/29 (c)	3,475	2,384,649
State of California, GO, Various Purposes, 6.50%, 4/01/33	8,370	9,453,497
State of California Public Works Board, LRB, Various Capital Projects:
Series I, 5.00%, 11/01/38	550	648,236
Sub-Series I-1, 6.38%, 11/01/19 (d)	820	950,642

Municipal Bonds	Par (000)	Value
California (continued)
Tobacco Securitization Authority of Southern California, Refunding RB, Tobacco Settlement, Asset-Backed, Senior Series A-1, 4.75%, 6/01/25	$1,400	$1,432,900

		29,046,771
Colorado — 2.4%
Colorado Educational & Cultural Facilities Authority, RB, Charter School, Colorado Springs, 5.50%, 7/01/40	1,455	1,556,835
County of Adams Colorado, COP, Refunding, 4.00%, 12/01/40	545	587,592
Regional Transportation District, COP, Refunding, Series A, 5.38%, 6/01/31	710	799,247
Regional Transportation District, RB, Denver Transit Partners Eagle P3 Project, 6.00%, 1/15/34	1,425	1,622,078
University of Colorado, RB, Series A, 5.38%, 6/01/19 (d)	1,250	1,388,600

		5,954,352
Connecticut — 1.1%
Connecticut State Health & Educational Facility Authority, Refunding RB, Wesleyan University, Series G, 5.00%, 7/01/20 (d)	2,515	2,863,579
Delaware — 1.8%
County of Sussex Delaware, RB, NRG Energy, Inc., Indian River Power LLC Project, 6.00%, 10/01/40	790	872,026
Delaware Transportation Authority, RB, 5.00%, 6/01/55	840	952,677
State of Delaware EDA, RB, Exempt Facilities, Indian River Power LLC Project, 5.38%, 10/01/45	2,430	2,620,342

		4,445,045
District of Columbia — 4.1%
District of Columbia, Tax Allocation Bonds, City Market at O Street Project, 5.13%, 6/01/41	1,520	1,720,138
Metropolitan Washington Airports Authority, Refunding RB, Dulles Toll Road:
1st Senior Lien, Series A, 5.00%, 10/01/39	505	552,672
1st Senior Lien, Series A, 5.25%, 10/01/44	1,470	1,614,222
CAB, 2nd Senior Lien, Series B (AGC), 0.00%, 10/01/35 (c)	13,485	6,519,728

		10,406,760
Florida — 4.9%
City of Clearwater Florida Water & Sewer Revenue, RB, Series A, 5.25%, 12/01/39	2,375	2,629,956
County of Broward Florida Water & Sewer Utility, Refunding RB, Series A, 5.25%, 10/01/18 (d)	750	811,852
County of Collier Florida Health Facilities Authority, Refunding RB, Series A, 5.00%, 5/01/45	960	1,088,477
County of Miami-Dade Florida Aviation, Refunding ARB, Miami International Airport, Series A-1, 5.38%, 10/01/41	2,620	2,957,535
Mid-Bay Bridge Authority, RB, Springing Lien, Series A, 7.25%, 10/01/21 (d)	2,095	2,687,361
Palm Coast Park Community Development District, Special Assessment Bonds, 5.70%, 5/01/37	590	550,016
Village Community Development District No.10, Special Assessment Bonds, 5.13%, 5/01/43	1,455	1,611,776

		12,336,973
Georgia — 1.5%
County of Gainesville Georgia & Hall Hospital Authority, Refunding RB, Northeast Georgia Health System, Inc. Project, Series A, 5.50%, 8/15/54	370	444,918
DeKalb Private Hospital Authority, Refunding RB, Children’s Healthcare, 5.25%, 11/15/39	585	646,618

See Notes to Financial Statements.

36	SEMI-ANNUAL REPORT	OCTOBER 31, 2016

Schedule of Investments (continued)	BlackRock MuniHoldings Fund, Inc. (MHD)

Municipal Bonds	Par (000)	Value
Georgia (continued)
Metropolitan Atlanta Rapid Transit Authority, RB, Sales Tax, 3rd Indenture, Series A, 5.00%, 7/01/39	$2,410	$2,643,601

		3,735,137
Hawaii — 0.4%
State of Hawaii Harbor System, RB, Series A, 5.25%, 7/01/30	945	1,057,842
Illinois — 15.5%
City of Chicago Illinois, GARB, O’Hare International Airport, 3rd Lien, Series A, 5.75%, 1/01/39	2,000	2,307,000
City of Chicago Illinois, GO, Project, 5.00%, 1/01/34	1,265	1,284,468
City of Chicago Illinois, GO, Refunding, Series A:
Project, 5.25%, 1/01/32	2,195	2,285,215
5.00%, 1/01/35	2,000	2,031,160
City of Chicago Illinois, Special Assessment Bonds, Lake Shore East, 6.75%, 12/01/32	897	894,228
City of Chicago Illinois O’Hare International Airport, GARB, 3rd Lien, Series C, 6.50%, 1/01/21 (d)	4,055	4,850,875
City of Chicago Illinois Transit Authority, RB, Sales Tax Receipts, 5.25%, 12/01/40	730	805,803
City of Chicago Illinois Waterworks, Refunding RB, 2nd Lien Project, 5.00%, 11/01/42	1,000	1,094,130
County of Cook Illinois Community College District No. 508, GO, City College of Chicago, 5.50%, 12/01/38	560	634,211
Illinois Finance Authority, Refunding RB:
Central Dupage Health, Series B, 5.50%, 11/01/39	1,115	1,257,977
Presence Health Network, Series C, 4.00%, 2/15/41	1,035	988,425
Illinois State Toll Highway Authority, RB:
Senior, Series C, 5.00%, 1/01/36	1,870	2,153,660
Senior, Series C, 5.00%, 1/01/37	2,000	2,301,820
Series A, 5.00%, 1/01/38	415	473,681
Metropolitan Pier & Exposition Authority, Refunding RB, McCormick Place Expansion Project:
CAB, Series B (AGM), 0.00%, 6/15/47 (c)	13,220	3,313,593
Series B (AGM), 5.00%, 6/15/50	3,070	3,269,366
Series B-2, 5.00%, 6/15/50	1,740	1,818,352
Railsplitter Tobacco Settlement Authority, RB:
5.50%, 6/01/23	315	365,186
6.00%, 6/01/28	800	939,400
State of Illinois, GO:
5.00%, 2/01/39	1,100	1,138,445
Series A, 5.00%, 4/01/38	2,625	2,710,654
State of Illinois, RB, Build Illinois, Series B, 5.25%, 6/15/19 (d)	440	488,184
University of Illinois, RB, Auxiliary Facilities System, Series A:
5.00%, 4/01/39	580	647,210
5.00%, 4/01/44	705	783,749

		38,836,792
Indiana — 4.3%
City of Valparaiso Indiana, RB, Exempt Facilities, Pratt Paper LLC Project, AMT:
6.75%, 1/01/34	560	687,596
7.00%, 1/01/44	1,355	1,680,390
Indiana Finance Authority, RB, Series A:
CWA Authority Project, 1st Lien, 5.25%, 10/01/38	2,275	2,649,693
Private Activity Bond, Ohio River Bridges East End Crossing Project, AMT, 5.00%, 7/01/44	310	340,904
Private Activity Bond, Ohio River Bridges East End Crossing Project, AMT, 5.00%, 7/01/48	1,030	1,126,233

Municipal Bonds	Par (000)	Value
Indiana (continued)
Indiana Finance Authority, RB, Series A (continued):
Private Activity Bond, Ohio River Bridges East End Crossing Project, AMT, 5.25%, 1/01/51	$290	$321,018
Sisters of St. Francis Health Services, 5.25%, 11/01/39	585	644,588
Indiana Finance Authority, Refunding RB, Parkview Health System, Series A, 5.75%, 5/01/31	1,300	1,442,181
Indiana Municipal Power Agency, RB, Series B, 6.00%, 1/01/19 (d)	775	858,018
Indianapolis Local Public Improvement Bond Bank, RB, Series A, 5.00%, 1/15/40	880	1,013,346

		10,763,967
Iowa — 2.1%
Iowa Finance Authority, Refunding RB, Midwestern Disaster Area, Iowa Fertilizer Co. Project:
5.00%, 12/01/19	615	631,826
5.50%, 12/01/22	1,630	1,652,429
5.25%, 12/01/25	320	333,757
Iowa Student Loan Liquidity Corp., Refunding RB, Student Loan, Senior Series A-1, AMT, 5.15%, 12/01/22	800	849,432
Iowa Tobacco Settlement Authority, Refunding RB, Asset-Backed, Series C, 5.63%, 6/01/46	1,730	1,699,327

		5,166,771
Kansas — 0.7%
Kansas Development Finance Authority, Refunding RB, Adventist Health, Series C, 5.75%, 11/15/38	1,520	1,713,618
Kentucky — 0.6%
Kentucky Economic Development Finance Authority, RB, Catholic Health Initiatives, Series A, 5.25%, 1/01/45	705	785,687
Kentucky Public Transportation Infrastructure Authority, RB, Downtown Crossing Project, Convertible CAB, 1st Tier, Series C, 0.00%, 7/01/43 (e)	865	736,401

		1,522,088
Louisiana — 3.4%
East Baton Rouge Sewerage Commission, RB, Series A, 5.25%, 2/01/19 (d)	570	624,087
Louisiana Local Government Environmental Facilities & Community Development Authority, RB, Westlake Chemical Corp. Project, 6.75%, 11/01/32	3,500	3,676,855
New Orleans Aviation Board, RB, Passenger Facility Charge, Series A, 5.25%, 1/01/41	430	467,277
Tobacco Settlement Financing Corp., Refunding RB, Asset-Backed, Series A:
5.50%, 5/15/30	700	789,873
5.25%, 5/15/31	600	671,634
5.25%, 5/15/32	765	869,361
5.25%, 5/15/33	830	936,829
5.25%, 5/15/35	350	394,447

		8,430,363
Maine — 0.1%
Maine Health & Higher Educational Facilities Authority, RB, Series A, 5.00%, 7/01/39	210	228,276
Maryland — 1.0%
Maryland EDC, RB, Transportation Facilities Project, Series A, 5.75%, 6/01/35	300	330,396
Maryland EDC, Refunding RB, CNX Marine Terminals, Inc., 5.75%, 9/01/25	530	537,786
Maryland Health & Higher Educational Facilities Authority, Refunding RB, Charlestown Community Project, 6.25%, 1/01/21 (d)	1,520	1,755,235

		2,623,417

See Notes to Financial Statements.

SEMI-ANNUAL REPORT	OCTOBER 31, 2016	37

Schedule of Investments (continued)	BlackRock MuniHoldings Fund, Inc. (MHD)

Municipal Bonds	Par (000)	Value
Massachusetts — 2.1%
Commonwealth of Massachusetts, GO, Series E, 3.00%, 4/01/44	$2,060	$1,925,667
Massachusetts Development Finance Agency, Refunding RB:
Boston University, Series P, 5.45%, 5/15/59	1,165	1,439,824
Covanta Energy Project, Series C, AMT, 5.25%, 11/01/42 (b)	1,575	1,593,884
Massachusetts Health & Educational Facilities Authority, Refunding RB, Partners Healthcare System, Series J1, 5.00%, 7/01/39	255	279,225

		5,238,600
Michigan — 3.4%
City of Detroit Michigan Sewage Disposal System, Refunding RB, Senior Lien, Series A, 5.25%, 7/01/39	3,085	3,445,822
Kalamazoo Hospital Finance Authority, Refunding RB, Bronson Methodist Hospital, 5.50%, 5/15/36	955	1,062,409
Michigan Finance Authority, Refunding RB:
Detroit Water & Sewage Department Project, Senior Lien, Series C-1, 5.00%, 7/01/44	630	692,086
Henry Ford Health System, 4.00%, 11/15/46	1,040	1,047,696
Michigan State Hospital Finance Authority, Refunding RB, Henry Ford Health System, 5.75%, 11/15/19 (d)	2,105	2,399,111

		8,647,124
Minnesota — 0.9%
City of Minneapolis Minnesota, Refunding RB, Fairview Health Services, Series A, 6.75%, 11/15/18 (d)	2,135	2,385,137
Mississippi — 0.3%
University of Southern Mississippi, RB, Campus Facilities Improvements Project, 5.38%, 9/01/19 (d)	675	757,147
Missouri — 0.2%
Bi-State Development Agency of the Missouri-Illinois Metropolitan District, Refunding RB, Combined Lien, Series A, 5.00%, 10/01/44	175	200,162
State of Missouri Health & Educational Facilities Authority, Refunding RB, St. Louis College of Pharmacy Project, 5.50%, 5/01/43	175	194,761

		394,923
Nebraska — 0.3%
Central Plains Energy Project Nebraska, RB, Gas Project No. 3, 5.25%, 9/01/37	575	654,620
New Hampshire — 1.4%
New Hampshire Health & Education Facilities Authority, Refunding RB, Dartmouth-Hitchcock, 6.00%, 8/01/38	3,035	3,408,517
New Jersey — 6.6%
Casino Reinvestment Development Authority, Refunding RB:
5.25%, 11/01/39	735	757,248
5.25%, 11/01/44	1,095	1,123,755
County of Essex New Jersey Improvement Authority, RB, AMT, 5.25%, 7/01/45 (b)	775	800,614
New Jersey EDA, RB, Continental Airlines, Inc. Project, AMT:
5.13%, 9/15/23	1,410	1,568,724
5.25%, 9/15/29	1,365	1,517,661
New Jersey EDA, Refunding, Special Assessment Bonds, Kapkowski Road Landfill Project, 5.75%, 4/01/31	1,550	1,799,379
New Jersey State Turnpike Authority, RB:
Series A, 5.00%, 1/01/43	1,925	2,193,018
Series E, 5.00%, 1/01/45	1,875	2,163,844

Municipal Bonds	Par (000)	Value
New Jersey (continued)
New Jersey Transportation Trust Fund Authority, RB:
Transportation Program, Series AA, 5.00%, 6/15/44	$895	$964,846
Transportation System, Series A, 5.50%, 6/15/41	1,575	1,735,839
Transportation System, Series B, 5.25%, 6/15/36	1,705	1,868,595

		16,493,523
New York — 7.9%
City of New York New York Transitional Finance Authority, RB, Fiscal 2012, Sub-Series E-1, 5.00%, 2/01/42	310	356,788
Counties of New York Tobacco Trust IV, Refunding RB, Settlement Pass-Through Turbo, Series A, 6.25%, 6/01/41 (b)	1,300	1,364,285
County of Dutchess New York Industrial Development Agency, Refunding RB, Bard College Civic Facility, Series A-1, 5.00%, 8/01/46	1,800	1,661,382
County of Westchester New York Healthcare Corp., RB, Senior Lien, Series A, 5.00%, 11/01/44	237	265,105
Erie Tobacco Asset Securitization Corp., Refunding RB, Asset-Backed, Series A, 5.00%, 6/01/45	1,405	1,403,876
Long Island Power Authority, Refunding RB, Electric System, Series A, 5.75%, 4/01/39	1,450	1,589,084
Metropolitan Transportation Authority, RB, Series B, 5.25%, 11/15/38	1,715	2,047,607
Metropolitan Transportation Authority, Refunding RB, Dedicated Tax Fund, Series B, 5.00%, 11/15/34	1,740	1,940,048
Metropolitan Transportation Authority Hudson Rail Yards Trust Obligations, Refunding RB, Series A, 5.00%, 11/15/56	765	864,396
New York Liberty Development Corp., Refunding RB:
2nd Priority, Bank of America Tower at One Bryant Park Project, Class 3, 6.38%, 7/15/49	850	949,425
3 World Trade Center Project, Class 1, 5.00%, 11/15/44 (b)	2,275	2,559,102
3 World Trade Center Project, Class 2, 5.15%, 11/15/34 (b)	245	278,531
3 World Trade Center Project, Class 2, 5.38%, 11/15/40 (b)	605	698,866
Port Authority of New York & New Jersey, ARB, Special Project, JFK International Air Terminal LLC Project, Series 8:
6.00%, 12/01/36	900	1,045,377
6.00%, 12/01/42	875	1,013,617
Westchester Tobacco Asset Securitization, Refunding RB, 5.13%, 6/01/45	1,700	1,700,000

		19,737,489
North Carolina — 0.6%
North Carolina Medical Care Commission, RB, Health Care Facilities, Duke University Health System, Series A, 5.00%, 6/01/19 (d)	970	1,067,999
North Carolina Medical Care Commission, Refunding RB, 1st Mortgage, Retirement Facilities Whitestone Project, Series A, 7.75%, 3/01/41	415	472,693

		1,540,692
Ohio — 0.5%
County of Franklin Ohio, RB, Health Care Facilities Improvement, OPRS Communities Obligation Group, Series A, 6.13%, 7/01/40	470	534,705
State of Ohio, RB, Portsmouth Bypass Project, AMT, 5.00%, 6/30/53	580	635,442

		1,170,147

See Notes to Financial Statements.

38	SEMI-ANNUAL REPORT	OCTOBER 31, 2016

Schedule of Investments (continued)	BlackRock MuniHoldings Fund, Inc. (MHD)

Municipal Bonds	Par (000)	Value
Oklahoma — 0.4%
County of Epworth Oklahoma Finance Authority, Refunding RB, Epworth Villa Project, Series A, 5.13%, 4/01/42	$975	$1,009,651
Pennsylvania — 3.1%
City of Philadelphia Pennsylvania Hospitals & Higher Education Facilities Authority, RB, Temple University Health System, Series A, 5.63%, 7/01/42	460	508,111
Pennsylvania Economic Development Financing Authority, RB:
American Water Co. Project, 6.20%, 4/01/39	2,520	2,795,587
Pennsylvania Bridge Finco LP, AMT, 5.00%, 6/30/42	2,015	2,229,618
Pennsylvania Economic Development Financing Authority, Refunding RB, National Gypsum Co., AMT, 5.50%, 11/01/44	1,105	1,214,351
Pennsylvania Turnpike Commission, RB, Series A, 5.00%, 12/01/44	795	913,280

		7,660,947
Rhode Island — 2.1%
Tobacco Settlement Financing Corp., Refunding RB:
Series A, 5.00%, 6/01/35	580	628,343
Series B, 4.50%, 6/01/45	1,900	1,968,381
Series B, 5.00%, 6/01/50	2,605	2,704,303

		5,301,027
South Carolina — 3.6%
State of South Carolina Ports Authority, RB:
5.25%, 7/01/40	2,285	2,548,392
AMT, 5.25%, 7/01/55	925	1,044,843
State of South Carolina Public Service Authority, RB, Santee Cooper, Series A, 5.50%, 12/01/54	2,385	2,809,673
State of South Carolina Public Service Authority, Refunding RB, Series E, 5.25%, 12/01/55	2,260	2,663,591

		9,066,499
Tennessee — 0.9%
City of Chattanooga Tennessee Health Educational & Housing Facility Board, RB, Catholic Health Initiatives, Series A, 5.25%, 1/01/45	980	1,092,161
County of Hardeman Tennessee Correctional Facilities Corp., RB, 7.75%, 8/01/17	525	524,963
Metropolitan Government Nashville & Davidson County Health & Educational Facilities Board, RB, Vanderbilt University Medical Center, Series A, 5.00%, 7/01/46	495	571,230

		2,188,354
Texas — 6.0%
Central Texas Regional Mobility Authority, Refunding RB:
Senior Lien, 6.25%, 1/01/21 (d)	1,480	1,779,493
Sub-Lien, 5.00%, 1/01/33	250	277,205
Central Texas Turnpike System, Refunding RB, Series C, 5.00%, 8/15/42	425	481,109
City of Austin Texas Airport System, ARB, Revenue, AMT, 5.00%, 11/15/39	440	497,072
City of Austin Texas Electric Utility Revenue, Refunding RB, Series A, 5.00%, 11/15/37	1,500	1,708,065
City of Dallas Texas Waterworks & Sewer System Revenue, Refunding RB:
5.00%, 10/01/20 (d)	485	557,207
5.00%, 10/01/35	565	642,885
City of Houston Texas Airport System, Refunding ARB, Senior Lien, Series A, 5.50%, 7/01/39	1,070	1,146,601
County of Harris Texas Cultural Education Facilities Finance Corp., RB, 1st Mortgage, Brazos Presbyterian Homes, Inc. Project, Series B, 7.00%, 1/01/48	325	426,585

Municipal Bonds	Par (000)	Value
Texas (continued)
County of Harris Texas Health Facilities Development Corp., Refunding RB, Memorial Hermann Healthcare System, Series B, 7.25%, 12/01/18 (d)	$1,910	$2,159,465
La Vernia Higher Education Finance Corp., RB, Kipp, Inc., Series A, 6.38%, 8/15/19 (d)	450	515,079
North Texas Tollway Authority, RB, CAB, Special Project System, Series B, 0.00%, 9/01/37 (c)	1,400	615,874
Texas Private Activity Bond Surface Transportation Corp., RB, Senior Lien:
LBJ Infrastructure Group LLC, 7.00%, 6/30/40	2,000	2,359,540
NTE Mobility Partners LLC, North Tarrant Express Managed Lanes Project, 6.88%, 12/31/39	1,700	1,975,196

		15,141,376
Vermont — 0.0%
Vermont Educational & Health Buildings Financing Agency, RB, Developmental & Mental Health, Series A, 6.00%, 6/15/17	10	9,952
Virginia — 2.4%
County of Fairfax Virginia EDA, Refunding RB, Goodwin House, Inc., 5.13%, 10/01/17 (d)	1,000	1,040,070
County of Hanover Virginia EDA, Refunding RB, Covenant Woods, Series A:
5.00%, 7/01/42	625	660,269
Residential Care Facility, 5.00%, 7/01/47	970	1,020,120
Virginia Small Business Financing Authority, RB, Senior Lien, Elizabeth River Crossings OpCo LLC Project, AMT:
5.25%, 1/01/32	550	617,985
6.00%, 1/01/37	2,230	2,596,099

		5,934,543
Washington — 2.4%
County of Grant Washington Public Utility District No 2, Refunding RB, Series A:
5.00%, 1/01/41	1,355	1,575,445
5.00%, 1/01/43	1,555	1,806,630
Port of Seattle Washington, RB, Series C, AMT, 5.00%, 4/01/40	540	612,738
Washington Health Care Facilities Authority, RB, Catholic Health Initiatives, Series A, 5.75%, 1/01/45	1,625	1,906,759

		5,901,572
Wisconsin — 3.5%
State of Wisconsin, Refunding RB, Series A, 6.00%, 5/01/36	4,980	5,553,098
State of Wisconsin Health & Educational Facilities Authority, RB, Ascension Health Senior Credit Group, Series E, 5.00%, 11/15/33	1,710	1,895,826
Wisconsin Health & Educational Facilities Authority, Refunding RB, Medical College of Wisconsin, Inc., 4.00%, 12/01/46	1,305	1,373,173

		8,822,097
Wyoming — 0.1%
Wyoming Municipal Power Agency, Inc., RB, Series A, 5.00%, 1/01/42	210	224,165
Total Municipal Bonds — 111.2%		278,489,463

Municipal Bonds Transferred to Tender Option Bond Trusts (f)
Alabama — 0.5%
Auburn University, Refunding RB, Series A, 4.00%, 6/01/41	1,220	1,314,611

See Notes to Financial Statements.

SEMI-ANNUAL REPORT	OCTOBER 31, 2016	39

Schedule of Investments (continued)	BlackRock MuniHoldings Fund, Inc. (MHD)

Municipal Bonds Transferred to Tender Option Bond Trusts (f)	Par (000)	Value
California — 7.6%
Bay Area Toll Authority, Refunding RB, San Francisco Bay Area, Series F-1, 5.63%, 4/01/19 (d)	$2,270	$2,525,439
California Educational Facilities Authority, RB, University of Southern California, Series B, 5.25%, 10/01/18 (d)(g)	1,845	1,999,740
City & County of San Francisco California Public Utilities Commission, RB, Water Revenue, Series B, 5.00%, 11/01/19 (d)	6,600	7,381,704
City of Los Angeles California Department of Airports, Refunding ARB, Los Angeles International Airport, Senior Series A, 5.00%, 5/15/40	4,121	4,635,935
Los Angeles Community College District California, GO, Election of 2001, Series A (AGM), 5.00%, 8/01/17 (d)	1,620	1,672,504
San Diego Community College District California, GO, Election of 2002, 5.25%, 8/01/19 (d)	748	834,913

		19,050,235
Colorado — 3.6%
Colorado Health Facilities Authority, RB, Catholic Health (AGM) (d):
Series C-3, 5.10%, 4/29/18	2,580	2,743,314
Series C-7, 5.00%, 5/01/18	1,650	1,752,366
Colorado Health Facilities Authority, Refunding RB, Catholic Health Initiatives, Series A, 5.50%, 7/01/34 (g)	1,490	1,641,429
County of Adams Colorado, COP, Refunding, 4.00%, 12/01/45	2,700	2,877,822

		9,014,931
Connecticut — 2.6%
Connecticut State Health & Educational Facility Authority, RB, Yale University:
Series T-1, 4.70%, 7/01/29	3,179	3,259,859
Series X-3, 4.85%, 7/01/37	3,262	3,346,494

		6,606,353
Florida — 1.8%
County of Miami-Dade Florida, RB, Water & Sewer System, 5.00%, 10/01/34	3,939	4,445,474
Georgia — 1.0%
Private Colleges & Universities Authority, Refunding RB, Emory University, Series C, 5.00%, 9/01/18 (d)	2,259	2,429,117
Massachusetts — 2.1%
Massachusetts School Building Authority, RB, Senior, Series B, 5.00%, 10/15/41	4,502	5,234,511
Nebraska — 1.3%
County of Sarpy Hospital Authority No. 1, Refunding RB, Nebraska Medicine, 4.00%, 5/15/51	3,106	3,217,863
New Hampshire — 0.6%
New Hampshire Health & Education Facilities Authority, RB, Dartmouth College, 5.25%, 6/01/19 (d)(g)	1,410	1,562,221
New York — 9.0%
City of New York New York Municipal Water Finance Authority, Refunding RB, Water & Sewer System, 2nd General Resolution, Series FF-2, 5.50%, 6/15/40	1,110	1,234,165
Hudson Yards Infrastructure Corp., RB, Fiscal 2012, Series A, 5.75%, 2/15/47 (g)	1,110	1,296,799
Metropolitan Transportation Authority, Refunding RB, Series C-1, 5.25%, 11/15/56	3,240	3,895,177
New York Liberty Development Corp., RB, 1 World Trade Center Port Authority Consolidated Bonds, 5.25%, 12/15/43	7,440	8,682,296
New York Liberty Development Corp., Refunding RB, 4 World Trade Center Project, 5.75%, 11/15/51 (g)	4,460	5,232,425

Municipal Bonds Transferred to Tender Option Bond Trusts (f)	Par (000)	Value
New York (continued)
Port Authority of New York & New Jersey, Refunding ARB, 194th Series, 5.25%, 10/15/55	$1,860	$2,226,699

		22,567,561
North Carolina — 1.3%
North Carolina Capital Facilities Finance Agency, Refunding RB:
Duke University Project, Series B, 5.00%, 10/01/55	1,830	2,145,693
Wake Forest University, 5.00%, 1/01/19 (d)	1,080	1,173,323

		3,319,016
Ohio — 4.2%
State of Ohio, Refunding RB, Cleveland Clinic Health System Obligated Group, Series A, 5.50%, 1/01/39	9,644	10,503,688
Texas — 6.0%
City of San Antonio Texas Public Service Board, RB, Electric & Gas Systems, Junior Lien, 5.00%, 2/01/43	1,720	1,987,770
County of Harris Texas, Refunding RB, Toll Road, Senior Lien, Series A (g):
5.00%, 8/15/19 (d)	2,620	2,867,817
5.00%, 8/15/38	2,004	2,193,632
County of Harris Texas Metropolitan Transit Authority, Refunding RB, Series A, 5.00%, 11/01/41	2,350	2,707,623
University of Texas, Refunding RB, Financing System, Series B, 5.00%, 8/15/43	2,041	2,403,316
University of Texas, Permanent University Fund, Refunding RB, Series B, 4.00%, 7/01/41	2,720	2,956,205

		15,116,363
Utah — 1.1%
City of Riverton Utah, RB, IHC Health Services, Inc., 5.00%, 8/15/41	2,519	2,722,555
Virginia — 2.5%
University of Virginia, Refunding RB, GO, 5.00%, 6/01/40	3,749	3,986,430
Virginia Small Business Financing Authority, Refunding RB, Sentara Healthcare, 5.00%, 11/01/40	2,095	2,318,689

		6,305,119
Washington — 0.8%
Central Puget Sound Regional Transit Authority, RB, Series A (AGM), 5.00%, 11/01/17 (d)	1,860	1,939,103
Wisconsin — 1.7%
Wisconsin Health & Educational Facilities Authority, Refunding RB, Froedtert & Community Health, Inc., Obligated Group, Series C, 5.25%, 4/01/39 (g)	3,959	4,240,360
Total Municipal Bonds Transferred to Tender Option Bond Trusts — 47.7%		119,589,081
Total Long-Term Investments (Cost — $358,940,950) — 158.9%		398,078,544

See Notes to Financial Statements.

40	SEMI-ANNUAL REPORT	OCTOBER 31, 2016

Schedule of Investments (continued)	BlackRock MuniHoldings Fund, Inc. (MHD)

Short-Term Securities	Shares	Value
BlackRock Liquidity Funds, MuniCash, Institutional Class, 0.44% (h)(i)	864,675	$864,761
Total Short-Term Securities (Cost — $864,675) — 0.3%		864,761
Total Investments (Cost — $359,805,625) — 159.2%		398,943,305
Other Assets Less Liabilities — 1.2%		3,148,310
Liability for TOB Trust Certificates, Including Interest Expense and Fees Payable — (27.0)%		(67,863,606)
VMTP Shares, at Liquidation Value — (33.4)%		(83,700,000)

Net Assets Applicable to Common Shares — 100.0%		$250,528,009

Notes to Schedule of Investments

(a)	When-issued security.

(b)	Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(c)	Zero-coupon bond.

(d)	U.S. Government securities, held in escrow, are used to pay interest on this security, as well as to retire the bond in full at the date indicated, typically at a premium to par.

(e)	Step-up bond that pays an initial coupon rate for the first period and then a higher coupon rate for the following periods. Rate as of period end.

(f)	Represent bonds transferred to a TOB Trust in exchange of cash and residual certificates received by the Fund. These bonds serve as collateral in a secured borrowing. See Note 4 of the Notes to Financial Statements for details.

(g)	All or a portion of security is subject to a recourse agreement. The aggregate maximum potential amount the Fund could ultimately be required to pay under the agreements, which expire between April 1, 2017 to February 15, 2031, is $11,675,108. See Note 4 of the Notes to Financial Statements for details.

(h)	During the six months ended October 31, 2016, investments in issuers considered to be an affiliate of the Fund for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate	Shares Held at April 30, 2016	Net Activity	Shares Held at October 31, 2016	Value at October 31, 2016	Income	Realized Gain/Capital Gain
BlackRock Liquidity Funds, MuniCash, Institutional Class	1,575,949	(711,274)	864,675	$864,761	$2,798	$609

(i)	Current yield as of period end.

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts
Contracts Short	Issue	Expiration	Notional Value	Unrealized Appreciation
(7)	5-Year U.S. Treasury Note	December 2016	$845,578	$6,260
(27)	10-Year U.S. Treasury Note	December 2016	$3,499,875	49,227
(30)	Long U.S. Treasury Bond	December 2016	$4,881,563	183,866
(10)	Ultra U.S. Treasury Bond	December 2016	$1,759,375	92,505
Total				$331,858

Derivative Financial Instruments Outstanding as of Period End

As of period end, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:

Assets — Derivative Financial Instruments		Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Futures contracts	Net unrealized appreciation[1]	—	—	—	—	$331,858	—	$331,858

[1] Includes cumulative appreciation (depreciation) on futures contracts, if any, as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statements of Assets and Liabilities.

See Notes to Financial Statements.

SEMI-ANNUAL REPORT	OCTOBER 31, 2016	41

Schedule of Investments (concluded)	BlackRock MuniHoldings Fund, Inc. (MHD)

For the six months ended October 31, 2016, the effect of derivative financial instruments in the Statements of Operations was as follows:
Net Realized Gain (Loss) from:	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Futures contracts	—	—	—	—	$315,342	—	$315,342
Net Change in Unrealized Appreciation (Depreciation) on:
Futures contracts	—	—	—	—	$204,630	—	$204,630

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts:
Average notional value of contracts — short	$11,001,883

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of investments and derivative financial instruments. For information about the Fund’s policy regarding valuation of investments and derivative financial instruments, refer to the Notes to Financial Statements.

The following tables summarize the Fund’s investments and derivative financial instruments categorized in the disclosure hierarchy:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments	—	$398,078,544	—	$398,078,544
Short-Term Securities	$864,761	—	—	864,761

Total	$864,761	$398,078,544	—	$398,943,305

Derivative Financial Instruments[2]
Assets:
Interest rate contracts	$331,858	—	—	$331,858
[1] See above Schedule of Investments for values in each state.
[2] Derivative financial instruments are futures contracts which are valued at the unrealized appreciation (depreciation) on the instrument.
The Fund may hold assets and/or liabilities in which the fair value approximates the carrying amount for financial statement purposes. As of period end, such assets and/or liabilities are categorized within the disclosure hierarchy as follows:
	Level 1	Level 2	Level 3	Total
Assets:
Cash pledged for futures contracts	$201,550	—	—	$201,550
Liabilities:
TOB Trust Certificates	—	$(67,744,850)	—	(67,744,850)
VMTP Shares at Liquidation Value	—	(83,700,000)	—	(83,700,000)

Total	$201,550	$(151,444,850)	—	$(151,243,300)

During the six months ended October 31, 2016, there were no transfers between levels.

See Notes to Financial Statements.

42	SEMI-ANNUAL REPORT	OCTOBER 31, 2016

Schedule of Investments October 31, 2016 (Unaudited)	BlackRock MuniHoldings Fund II, Inc. (MUH) (Percentages shown are based on Net Assets)

Municipal Bonds	Par (000)	Value
Alabama — 3.1%
County of Jefferson Alabama, RB, Limited Obligation School, Series A, 5.00%, 1/01/24	$3,450	$3,469,009
County of Jefferson Alabama Sewer, Refunding RB, Sub-Lien, Series D, 6.00%, 10/01/42	1,875	2,228,625

		5,697,634
Alaska — 0.8%
Northern Tobacco Securitization Corp., Refunding RB, Tobacco Settlement, Asset-Backed, Series A, 5.00%, 6/01/46	1,660	1,567,057
Arizona — 1.0%
City of Phoenix Arizona IDA, RB, Legacy Traditional Schools Projects, Series A, 5.00%, 7/01/46	890	910,603
Salt Verde Financial Corp., RB, Senior, 5.00%, 12/01/37	810	971,158

		1,881,761
California — 14.2%
Benicia Unified School District, GO, CAB, Series A (NPFGC), 0.00%, 8/01/20 (a)	2,000	1,885,680
California Health Facilities Financing Authority, RB:
St. Joseph Health System, Series A, 5.75%, 7/01/39	1,110	1,234,076
Sutter Health, Series B, 6.00%, 8/15/42	1,585	1,849,267
California Health Facilities Financing Authority, Refunding RB, St. Joseph Health System, Series A, 5.00%, 7/01/33	445	514,389
California Municipal Finance Authority, RB, Senior, Caritas Affordable Housing, Inc. Projects, S/F Housing, Series A:
5.25%, 8/15/39	80	92,597
5.25%, 8/15/49	195	224,242
California Pollution Control Financing Authority, RB, Poseidon Resources (Channel Side) LP Desalination Project, AMT, 5.00%, 11/21/45 (b)	730	803,737
California Statewide Communities Development Authority, RB, Series A:
John Muir Health, 5.13%, 7/01/39	1,090	1,190,193
Loma Linda University Medical Center, 5.00%, 12/01/41 (b)	275	305,962
Loma Linda University Medical Center, 5.00%, 12/01/46 (b)	335	369,291
California Statewide Communities Development Authority, Refunding RB, John Muir Health, Series A, 4.00%, 8/15/51	1,195	1,234,782
City of Los Angeles California Department of Airports, Refunding ARB, Los Angeles International Airport, Series A, 5.25%, 5/15/39	400	440,076
City of Stockton California Public Financing Authority, RB, Delta Water Supply Project, Series A, 6.25%, 10/01/38	185	229,905
San Diego Unified School District California, GO, CAB, Election of 2008, Series A, 0.00%, 7/01/29 (a)	2,525	1,732,731
San Marino Unified School District, GO, Series A (NPFGC), 0.00%, 7/01/19 (a)	2,070	1,998,626
State of California, GO, Various Purposes:
6.00%, 3/01/33	1,265	1,468,298
6.50%, 4/01/33	7,325	8,273,221
State of California Public Works Board, LRB, Various Capital Projects:
Series I, 5.00%, 11/01/38	405	477,337
Sub-Series I-1, 6.38%, 11/01/19 (c)	600	695,592
Tobacco Securitization Authority of Southern California, Refunding RB, Tobacco Settlement, Asset-Backed, Senior Series A-1, 4.75%, 6/01/25	1,045	1,069,557

		26,089,559

Municipal Bonds	Par (000)	Value
Colorado — 1.7%
Colorado Educational & Cultural Facilities Authority, RB, Charter School, Colorado Springs, 5.50%, 7/01/40	$1,055	$1,128,839
County of Adams Colorado, COP, Refunding, 4.00%, 12/01/40	400	431,260
Regional Transportation District, COP, Refunding, Series A, 5.38%, 6/01/31	510	574,107
University of Colorado, RB, Series A, 5.38%, 6/01/19 (c)	920	1,022,010

		3,156,216
Delaware — 1.9%
County of Sussex Delaware, RB, NRG Energy, Inc., Indian River Power LLC Project, 6.00%, 10/01/40	570	629,183
Delaware Transportation Authority, RB, 5.00%, 6/01/55	605	686,155
State of Delaware EDA, RB, Exempt Facilities, Indian River Power LLC Project, 5.38%, 10/01/45	2,050	2,210,576

		3,525,914
District of Columbia — 3.6%
Metropolitan Washington Airports Authority, Refunding RB, Dulles Toll Road:
1st Senior Lien, Series A, 5.00%, 10/01/39	255	279,072
1st Senior Lien, Series A, 5.25%, 10/01/44	1,000	1,098,110
CAB, 2nd Senior Lien, Series B (AGC), 0.00%, 10/01/34 (a)	10,170	5,200,023

		6,577,205
Florida — 3.8%
City of Clearwater Florida Water & Sewer Revenue, RB, Series A, 5.25%, 12/01/39	1,725	1,910,179
County of Broward Florida Water & Sewer Utility, Refunding RB, Series A, 5.25%, 10/01/18 (c)	545	589,946
County of Collier Florida Health Facilities Authority, Refunding RB, Series A, 5.00%, 5/01/45	700	793,681
Mid-Bay Bridge Authority, RB, Springing Lien, Series A, 7.25%, 10/01/21 (c)	1,525	1,956,194
Palm Coast Park Community Development District, Special Assessment Bonds, 5.70%, 5/01/37	450	419,504
Village Community Development District No.10, Special Assessment Bonds, 5.13%, 5/01/43	1,170	1,296,067

		6,965,571
Georgia — 0.9%
County of Gainesville Georgia & Hall Hospital Authority, Refunding RB, Northeast Georgia Health System, Inc. Project, Series A, 5.50%, 8/15/54	270	324,670
DeKalb Private Hospital Authority, Refunding RB, Children’s Healthcare, 5.25%, 11/15/39	420	464,238
Metropolitan Atlanta Rapid Transit Authority, RB, Sales Tax, 3rd Indenture, Series A, 5.00%, 7/01/39	740	811,728

		1,600,636
Hawaii — 0.4%
State of Hawaii Harbor System, RB, Series A, 5.25%, 7/01/30	680	761,199
Idaho — 1.1%
County of Power Idaho Industrial Development Corp., RB, FMC Corp. Project, AMT, 6.45%, 8/01/32	2,000	2,004,280
Illinois — 16.5%
City of Chicago Illinois, GARB, O’Hare International Airport, 3rd Lien, Series A, 5.75%, 1/01/39	2,500	2,883,750
City of Chicago Illinois, GO, Project, Series A, 5.00%, 1/01/34	915	929,082
City of Chicago Illinois, GO, Refunding, Project, Series A, 5.25%, 1/01/32	2,290	2,384,119

See Notes to Financial Statements.

SEMI-ANNUAL REPORT	OCTOBER 31, 2016	43

Schedule of Investments (continued)	BlackRock MuniHoldings Fund II, Inc. (MUH)

Municipal Bonds	Par (000)	Value
Illinois (continued)
City of Chicago Illinois, Special Assessment Bonds, Lake Shore East, 6.75%, 12/01/32	$598	$596,152
City of Chicago Illinois O’Hare International Airport, GARB, 3rd Lien, Series C, 6.50%, 1/01/41	2,935	3,511,052
City of Chicago Illinois Transit Authority, RB, Sales Tax Receipts, 5.25%, 12/01/40	530	585,035
City of Chicago Illinois Waterworks, Refunding RB, 2nd Lien Project, 5.00%, 11/01/42	1,845	2,018,670
County of Cook Illinois Community College District No. 508, GO, City College of Chicago, 5.50%, 12/01/38	410	464,333
Illinois Finance Authority, Refunding RB:
Central Dupage Health, Series B, 5.50%, 11/01/39	800	902,584
Presence Health Network, Series C, 4.00%, 2/15/41	745	711,475
Illinois State Toll Highway Authority, RB:
Senior, Series C, 5.00%, 1/01/36	1,355	1,560,540
Senior, Series C, 5.00%, 1/01/37	1,450	1,668,819
Series A, 5.00%, 1/01/38	915	1,044,381
Metropolitan Pier & Exposition Authority, Refunding RB, McCormick Place Expansion Project:
CAB, Series B (AGM), 0.00%, 6/15/47 (a)	9,555	2,394,961
Series B (AGM), 5.00%, 6/15/50	2,230	2,374,816
Series B-2, 5.00%, 6/15/50	1,260	1,316,738
Railsplitter Tobacco Settlement Authority, RB:
5.50%, 6/01/23	230	266,644
6.00%, 6/01/28	500	587,125
State of Illinois, GO:
5.00%, 2/01/39	810	838,309
Series A, 5.00%, 4/01/38	1,920	1,982,650
State of Illinois, RB, Build Illinois, Series B, 5.25%, 6/15/19 (c)	315	349,496
University of Illinois, RB, Auxiliary Facilities System, Series A:
5.00%, 4/01/39	425	474,249
5.00%, 4/01/44	520	578,084

		30,423,064
Indiana — 4.7%
City of Valparaiso Indiana, RB, Exempt Facilities, Pratt Paper LLC Project, AMT:
6.75%, 1/01/34	415	509,558
7.00%, 1/01/44	1,000	1,240,140
Indiana Finance Authority, RB, Series A:
CWA Authority Project, 1st Lien, 5.25%, 10/01/38	1,660	1,933,402
Private Activity Bond, Ohio River Bridges East End Crossing Project, AMT, 5.00%, 7/01/44	225	247,430
Private Activity Bond, Ohio River Bridges East End Crossing Project, AMT, 5.00%, 7/01/48	740	809,138
Private Activity Bond, Ohio River Bridges East End Crossing Project, AMT, 5.25%, 1/01/51	210	232,462
Sisters of St. Francis Health Services, 5.25%, 11/01/39	420	462,781
Indiana Finance Authority, Refunding RB, Parkview Health System, Series A, 5.75%, 5/01/31	1,660	1,841,554
Indiana Municipal Power Agency, RB, Series B, 6.00%, 1/01/19 (c)	565	625,523
Indianapolis Local Public Improvement Bond Bank, RB, Series A, 5.00%, 1/15/40	640	736,979

		8,638,967
Iowa — 1.5%
Iowa Finance Authority, Refunding RB, Midwestern Disaster Area, Iowa Fertilizer Co. Project:
5.00%, 12/01/19	450	462,312
5.25%, 12/01/25	230	239,887

Municipal Bonds	Par (000)	Value
Iowa (continued)
Iowa Student Loan Liquidity Corp., Refunding RB, Student Loan, Senior Series A-1, AMT, 5.15%, 12/01/22	$710	$753,871
Iowa Tobacco Settlement Authority, Refunding RB, Asset-Backed, Series C, 5.63%, 6/01/46	1,270	1,247,483

		2,703,553
Kansas — 0.7%
Kansas Development Finance Authority, Refunding RB, Adventist Health, Series C, 5.75%, 11/15/38	1,105	1,245,755
Kentucky — 0.6%
Kentucky Economic Development Finance Authority, RB, Catholic Health Initiatives, Series A, 5.25%, 1/01/45	520	579,514
Kentucky Public Transportation Infrastructure Authority, RB, Downtown Crossing Project, Convertible CAB, 1st Tier, Series C, 0.00%, 7/01/43 (d)	635	540,595

		1,120,109
Louisiana — 3.3%
East Baton Rouge Sewerage Commission, RB, Series A, 5.25%, 2/01/19 (c)	420	459,854
Louisiana Local Government Environmental Facilities & Community Development Authority, RB, Westlake Chemical Corp. Project, 6.75%, 11/01/32	2,500	2,626,325
New Orleans Aviation Board, RB, Passenger Facility Charge, Series A, 5.25%, 1/01/41	310	336,874
Tobacco Settlement Financing Corp., Refunding RB, Asset-Backed, Series A:
5.50%, 5/15/30	510	575,479
5.25%, 5/15/31	435	486,935
5.25%, 5/15/32	555	630,713
5.25%, 5/15/33	600	677,226
5.25%, 5/15/35	255	287,382

		6,080,788
Maine — 0.1%
Maine Health & Higher Educational Facilities Authority, RB, Series A, 5.00%, 7/01/39	150	163,055
Maryland — 1.0%
Maryland EDC, RB, Transportation Facilities Project, Series A, 5.75%, 6/01/35	220	242,291
Maryland EDC, Refunding RB, CNX Marine Terminals, Inc., 5.75%, 9/01/25	390	395,729
Maryland Health & Higher Educational Facilities Authority, Refunding RB, Charlestown Community Project, 6.25%, 1/01/21 (c)	1,095	1,264,462

		1,902,482
Massachusetts — 2.7%
Commonwealth of Massachusetts, GO, Series E, 3.00%, 4/01/44	1,505	1,406,859
Massachusetts Development Finance Agency, Refunding RB:
Boston University, Series P, 5.45%, 5/15/59	845	1,044,336
Covanta Energy Project, Series C, AMT, 5.25%, 11/01/42 (b)	1,155	1,168,848
Massachusetts Health & Educational Facilities Authority, Refunding RB, Partners Healthcare System, Series J1, 5.00%, 7/01/39	360	394,200
Massachusetts HFA, Refunding RB, Series F, AMT, 5.70%, 6/01/40	950	989,862

		5,004,105
Michigan — 3.4%
City of Detroit Michigan Sewage Disposal System, Refunding RB, Senior Lien, Series A, 5.25%, 7/01/39	2,235	2,496,406

See Notes to Financial Statements.

44	SEMI-ANNUAL REPORT	OCTOBER 31, 2016

Schedule of Investments (continued)	BlackRock MuniHoldings Fund II, Inc. (MUH)

Municipal Bonds	Par (000)	Value
Michigan (continued)
Kalamazoo Hospital Finance Authority, Refunding RB, Bronson Methodist Hospital, 5.50%, 5/15/36	$690	$767,604
Michigan Finance Authority, Refunding RB:
Detroit Water & Sewage Department Project, Senior Lien, Series C-1, 5.00%, 7/01/44	455	499,840
Henry Ford Health System, 4.00%, 11/15/46	750	755,550
Michigan State Hospital Finance Authority, Refunding RB, Henry Ford Health System, 5.75%, 11/15/19 (c)	1,520	1,732,375

		6,251,775
Minnesota — 0.9%
City of Minneapolis Minnesota, Refunding RB, Fairview Health Services, Series A, 6.75%, 11/15/18 (c)	1,540	1,720,426
Missouri — 0.2%
Bi-State Development Agency of the Missouri-Illinois Metropolitan District, Refunding RB, Combined Lien, Series A, 5.00%, 10/01/44	125	142,972
State of Missouri Health & Educational Facilities Authority, Refunding RB, St. Louis College of Pharmacy Project, 5.50%, 5/01/43	130	144,680

		287,652
New Hampshire — 0.9%
New Hampshire Health & Education Facilities Authority, Refunding RB, Dartmouth-Hitchcock, 6.00%, 8/01/38	1,530	1,718,297
New Jersey — 5.6%
Casino Reinvestment Development Authority, Refunding RB:
5.25%, 11/01/39	530	546,043
5.25%, 11/01/44	790	810,745
County of Essex New Jersey Improvement Authority, RB, AMT, 5.25%, 7/01/45 (b)	560	578,508
New Jersey EDA, RB, Continental Airlines, Inc. Project, AMT:
5.13%, 9/15/23	1,040	1,157,073
5.25%, 9/15/29	990	1,100,722
New Jersey EDA, Refunding, Special Assessment Bonds, Kapkowski Road Landfill Project, 5.75%, 4/01/31	1,125	1,306,001
New Jersey State Turnpike Authority, RB, Series E, 5.00%, 1/01/45	1,355	1,563,738
New Jersey Transportation Trust Fund Authority, RB:
Transportation Program, Series AA, 5.00%, 6/15/44	645	695,336
Transportation System, Series A, 5.50%, 6/15/41	1,025	1,129,673
Transportation System, Series B, 5.25%, 6/15/36	1,235	1,353,498

		10,241,337
New York — 8.1%
City of New York New York Transitional Finance Authority, RB, Fiscal 2012, Sub-Series E-1, 5.00%, 2/01/42	740	851,688
Counties of New York Tobacco Trust IV, Refunding RB, Settlement Pass-Through Turbo, Series A, 6.25%, 6/01/41 (b)	1,000	1,049,450
County of Dutchess New York IDA, Refunding RB, Bard College Civic Facility, Series A-1, 5.00%, 8/01/46	1,355	1,250,651
County of Westchester New York Healthcare Corp., RB, Senior Lien, Series A, 5.00%, 11/01/44	267	297,567
Erie Tobacco Asset Securitization Corp., Refunding RB, Asset-Backed, Series A, 5.00%, 6/01/45	1,020	1,019,184
Long Island Power Authority, Refunding RB, Electric System, Series A, 5.75%, 4/01/39	1,050	1,150,716
Metropolitan Transportation Authority, RB, Series B, 5.25%, 11/15/38	1,255	1,498,395
Metropolitan Transportation Authority, Refunding RB, Dedicated Tax Fund, Series B, 5.00%, 11/15/34	1,270	1,416,012

Municipal Bonds	Par (000)	Value
New York (continued)
Metropolitan Transportation Authority Hudson Rail Yards Trust Obligations, Refunding RB, Series A, 5.00%, 11/15/56	$555	$627,111
New York Liberty Development Corp., Refunding RB:
2nd Priority, Bank of America Tower at One Bryant Park Project, Class 3, 6.38%, 7/15/49	615	686,937
3 World Trade Center Project, Class 1, 5.00%, 11/15/44 (b)	1,495	1,681,696
3 World Trade Center Project, Class 2, 5.15%, 11/15/34 (b)	175	198,950
3 World Trade Center Project, Class 2, 5.38%, 11/15/40 (b)	440	508,266
Port Authority of New York & New Jersey, ARB, Special Project, JFK International Air Terminal LLC Project, Series 8:
6.00%, 12/01/36	650	754,994
6.00%, 12/01/42	630	729,805
Westchester Tobacco Asset Securitization, Refunding RB, 5.13%, 6/01/45	1,200	1,200,000

		14,921,422
North Carolina — 0.6%
North Carolina Medical Care Commission, RB, Health Care Facilities, Duke University Health System, Series A, 5.00%, 6/01/19 (c)	705	776,226
North Carolina Medical Care Commission, Refunding RB, 1st Mortgage, Retirement Facilities Whitestone Project, Series A, 7.75%, 3/01/41	305	347,401

		1,123,627
Ohio — 0.5%
County of Franklin Ohio, RB, Health Care Facilities Improvement, OPRS Communities Obligation Group, Series A, 6.13%, 7/01/40	350	398,184
State of Ohio, RB, Portsmouth Bypass Project, AMT, 5.00%, 6/30/53	420	460,148

		858,332
Pennsylvania — 2.4%
City of Philadelphia Pennsylvania Hospitals & Higher Education Facilities Authority, RB, Temple University Health System, Series A, 5.63%, 7/01/42	335	370,038
Pennsylvania Economic Development Financing Authority, RB:
American Water Co. Project, 6.20%, 4/01/39	1,830	2,030,129
Pennsylvania Bridge Finco LP, AMT, 5.00%, 6/30/42	440	486,864
Pennsylvania Economic Development Financing Authority, Refunding RB, National Gypsum Co., AMT, 5.50%, 11/01/44	800	879,168
Pennsylvania Turnpike Commission, RB, Series A, 5.00%, 12/01/44	585	672,036

		4,438,235
Rhode Island — 2.1%
Tobacco Settlement Financing Corp., Refunding RB:
Series A, 5.00%, 6/01/35	420	455,007
Series B, 4.50%, 6/01/45	1,375	1,424,486
Series B, 5.00%, 6/01/50	1,895	1,967,238

		3,846,731
South Carolina — 3.8%
State of South Carolina Ports Authority, RB:
5.25%, 7/01/40	1,650	1,840,196
AMT, 5.25%, 7/01/55	670	756,805
State of South Carolina Public Service Authority, RB, Santee Cooper, Series A, 5.50%, 12/01/54	2,040	2,403,242

See Notes to Financial Statements.

SEMI-ANNUAL REPORT	OCTOBER 31, 2016	45

Schedule of Investments (continued)	BlackRock MuniHoldings Fund II, Inc. (MUH)

Municipal Bonds	Par (000)	Value
South Carolina (continued)
State of South Carolina Public Service Authority, Refunding RB, Series E, 5.25%, 12/01/55	$1,635	$1,926,978

		6,927,221
Tennessee — 0.9%
City of Chattanooga Tennessee Health Educational & Housing Facility Board, RB, Catholic Health Initiatives, Series A, 5.25%, 1/01/45	720	802,404
County of Hardeman Tennessee Correctional Facilities Corp., RB, Series B, 7.38%, 8/01/17	435	436,066
Metropolitan Government Nashville & Davidson County Health & Educational Facilities Board, RB, Vanderbilt University Medical Center, Series A, 5.00%, 7/01/46	360	415,440

		1,653,910
Texas — 5.4%
Central Texas Regional Mobility Authority, Refunding RB:
Senior Lien, 6.25%, 1/01/21 (c)	1,070	1,286,525
Sub-Lien, 5.00%, 1/01/33	180	199,588
Central Texas Turnpike System, Refunding RB, Series C, 5.00%, 8/15/42	310	350,926
City of Austin Texas Airport System, ARB, Revenue, AMT, 5.00%, 11/15/39	320	361,507
City of Houston Texas Airport System, Refunding ARB, Senior Lien, Series A, 5.50%, 7/01/39	535	573,301
County of Harris Texas Cultural Education Facilities Finance Corp., RB, 1st Mortgage, Brazos Presbyterian Homes, Inc. Project, Series B, 7.00%, 1/01/48	240	315,017
County of Harris Texas Health Facilities Development Corp., Refunding RB, Memorial Hermann Healthcare System, Series B, 7.25%, 12/01/18 (c)	1,380	1,560,242
County of Midland Texas Fresh Water Supply District No. 1, RB, CAB, City of Midland Project, Series A (a):
0.00%, 9/15/40	2,525	943,163
0.00%, 9/15/41	1,395	494,039
La Vernia Higher Education Finance Corp., RB, Kipp, Inc., Series A, 6.38%, 8/15/19 (c)	320	366,278
New Hope Cultural Education Facilities Corp., RB, Collegiate Housing Tarleton State University Project, 5.00%, 4/01/35	145	157,756
North Texas Tollway Authority, RB, CAB, Special Project System, Series B, 0.00%, 9/01/37 (a)	1,015	446,509
Texas Private Activity Bond Surface Transportation Corp., RB, Senior Lien:
LBJ Infrastructure Group LLC, 7.00%, 6/30/40	1,165	1,374,432
NTE Mobility Partners LLC, North Tarrant Express Managed Lanes Project, 6.88%, 12/31/39	1,300	1,510,444

		9,939,727
Vermont — 0.0%
Vermont Educational & Health Buildings Financing Agency, RB, Development & Mental Health, 6.50%, 6/15/32	80	80,148
Virginia — 2.7%
County of Fairfax Virginia EDA, Refunding RB, Goodwin House, Inc., 5.13%, 10/01/17 (c)	2,500	2,600,175
Virginia Small Business Financing Authority, RB, Senior Lien, Elizabeth River Crossings OpCo LLC Project, AMT:
5.25%, 1/01/32	400	449,444
6.00%, 1/01/37	1,640	1,909,239

		4,958,858
Washington — 2.3%
County of Grant Washington Public Utility District No 2, Refunding RB, Series A, 5.00%, 1/01/41	985	1,145,250
Grant County Public Utility District No 2, Refunding RB, Series A, 5.00%, 1/01/43	1,125	1,307,047

Municipal Bonds	Par (000)	Value
Washington (continued)
Port of Seattle Washington, RB, Series C, AMT, 5.00%, 4/01/40	$390	$442,533
Washington Health Care Facilities Authority, RB, Catholic Health Initiatives, Series A, 5.75%, 1/01/45	1,195	1,402,201

		4,297,031
Wisconsin — 3.5%
State of Wisconsin, Refunding RB, Series A, 6.00%, 5/01/36	3,620	4,036,590
State of Wisconsin Health & Educational Facilities Authority, RB, Ascension Health Senior Credit Group, Series E, 5.00%, 11/15/33	1,235	1,369,207
Wisconsin Health & Educational Facilities Authority, Refunding RB, Medical College of Wisconsin, Inc., 4.00%, 12/01/46	945	994,367

		6,400,164
Total Municipal Bonds — 106.9%		196,773,803

Municipal Bonds Transferred to Tender Option Bond Trusts (e)
Alabama — 0.5%
Auburn University, Refunding RB, Series A, 4.00%, 6/01/41	880	948,244
California — 7.5%
Bay Area Toll Authority, Refunding RB, San Francisco Bay Area, Series F-1, 5.63%, 4/01/19 (c)	1,640	1,824,546
California Educational Facilities Authority, RB, University of Southern California, Series B, 5.25%, 10/01/18 (c)(f)	1,335	1,446,966
City & County of San Francisco California Public Utilities Commission, RB, Water Revenue, Series B, 5.00%, 11/01/19 (c)	4,770	5,334,959
City of Los Angeles California Department of Airports, Refunding ARB, Los Angeles International Airport, Senior Series A, 5.00%, 5/15/40	2,967	3,337,873
Los Angeles Community College District California, GO, Election of 2001, Series A (AGM), 5.00%, 8/01/17 (c)	1,170	1,207,920
San Diego Community College District California, GO, Election of 2002, 5.25%, 8/01/19 (c)	553	617,836

		13,770,100
Colorado — 3.6%
Colorado Health Facilities Authority, RB, Catholic Health (AGM) (c):
Series C-3, 5.10%, 4/29/18	1,870	1,988,371
Series C-7, 5.00%, 5/01/18	1,200	1,274,448
Colorado Health Facilities Authority, Refunding RB, Catholic Health Initiatives, Series A, 5.50%, 7/01/34 (f)	1,080	1,189,761
County of Adams Colorado, COP, Refunding, 4.00%, 12/01/45	1,950	2,078,427

		6,531,007
Connecticut — 2.6%
Connecticut State Health & Educational Facility Authority, RB, Yale University:
Series T-1, 4.70%, 7/01/29	2,299	2,357,760
Series X-3, 4.85%, 7/01/37	2,362	2,422,615

		4,780,375
Florida — 1.7%
County of Miami-Dade Florida, RB, Water & Sewer System, 5.00%, 10/01/34	2,840	3,204,352

See Notes to Financial Statements.

46	SEMI-ANNUAL REPORT	OCTOBER 31, 2016

Schedule of Investments (continued)	BlackRock MuniHoldings Fund II, Inc. (MUH)

Municipal Bonds Transferred to Tender Option Bond Trusts (e)	Par (000)	Value
Georgia — 1.0%
Private Colleges & Universities Authority, Refunding RB, Emory University, Series C, 5.00%, 9/01/18 (c)	$1,649	$1,773,470
Massachusetts — 2.0%
Massachusetts School Building Authority, RB, Senior, Series B, 5.00%, 10/15/41	3,211	3,733,951
Nebraska — 1.8%
County of Sarpy Nebraska Hospital Authority No. 1, Refunding RB, Nebraska Medicine, 4.00%, 5/15/51	3,241	3,357,770
New Hampshire — 0.6%
New Hampshire Health & Education Facilities Authority, RB, Dartmouth College, 5.25%, 6/01/19 (c)(f)	1,020	1,130,117
New York — 10.9%
City of New York New York Municipal Water Finance Authority, Refunding RB, Water & Sewer System, 2nd General Resolution, Series FF-2, 5.50%, 6/15/40	810	900,607
City of New York New York Transitional Finance Authority, BARB, Fiscal 2009, Series S-3, 5.25%, 1/15/39	3,299	3,580,705
Hudson Yards Infrastructure Corp., RB, Fiscal 2012, Series A, 5.75%, 2/15/47 (f)	810	946,312
Metropolitan Transportation Authority, Refunding RB, Series C-1, 5.25%, 11/15/56	2,340	2,813,184
New York Liberty Development Corp., RB, 1 World Trade Center Port Authority Consolidated Bonds, 5.25%, 12/15/43	5,400	6,301,667
New York Liberty Development Corp., Refunding RB, 4 World Trade Center Project, 5.75%, 11/15/51 (f)	3,250	3,812,866
Port Authority of New York & New Jersey, Refunding ARB, 194th Series, 5.25%, 10/15/55	1,350	1,616,152

		19,971,493
North Carolina — 1.3%
North Carolina Capital Facilities Finance Agency, Refunding RB:
Duke University Project, Series B, 5.00%, 10/01/55	1,320	1,547,713
Wake Forest University, 5.00%, 1/01/19 (c)	800	869,128

		2,416,841
Ohio — 4.1%
State of Ohio, Refunding RB, Cleveland Clinic Health System Obligated Group, Series A, 5.50%, 1/01/39	6,974	7,595,980
Texas — 6.2%
City of San Antonio Texas Public Service Board, RB, Electric & Gas Systems, Junior Lien, 5.00%, 2/01/43	1,260	1,456,157
County of Harris Texas, Refunding RB, Toll Road, Senior Lien, Series A (f):
5.00%, 8/15/19 (c)	1,905	2,085,685
5.00%, 8/15/38	1,458	1,595,369

Municipal Bonds Transferred to Tender Option Bond Trusts (e)	Par (000)	Value
Texas (continued)
County of Harris Texas Metropolitan Transit Authority, Refunding RB, Series A, 5.00%, 11/01/41	$1,710	$1,970,228
University of Texas, Refunding RB, Financing System, Series B, 5.00%, 8/15/43	1,801	2,120,573
University of Texas, Permanent University Fund, Refunding RB, Series B, 4.00%, 7/01/41	1,980	2,151,943

		11,379,955
Utah — 0.8%
City of Riverton Utah, RB, IHC Health Services, Inc., 5.00%, 8/15/41	1,395	1,507,129
Virginia — 2.5%
University of Virginia, Refunding RB, GO, 5.00%, 6/01/40	2,729	2,902,121
Virginia Small Business Financing Authority, Refunding RB, Sentara Healthcare, 5.00%, 11/01/40	1,553	1,718,829

		4,620,950
Washington — 0.8%
Central Puget Sound Regional Transit Authority, RB, Series A (AGM), 5.00%, 11/01/17 (c)	1,365	1,423,052
Wisconsin — 1.7%
Wisconsin Health & Educational Facilities Authority, Refunding RB, Froedtert & Community Health, Inc., Obligated Group, Series C, 5.25%, 4/01/39 (f)	2,859	3,062,482
Total Municipal Bonds Transferred to Tender Option Bond Trusts — 49.6%		91,207,268
Total Long-Term Investments (Cost — $259,953,117) — 156.5%		287,981,071

Short-Term Securities — 0.6%	Shares
BlackRock Liquidity Funds, MuniCash, Institutional Class, 0.44% (g)(h)	1,171,042	1,171,159
Total Short-Term Securities (Cost — $1,171,042) — 0.6%		1,171,159
Total Investments (Cost — $261,124,159) — 157.1%		289,152,230
Other Assets Less Liabilities — 1.2%		2,211,263
Liability for TOB Trust Certificates, Including Interest Expense and Fees Payable — (28.4)%		(52,256,364)
VMTP Shares, at Liquidation Value — (29.9)%		(55,000,000)

Net Assets Applicable to Common Shares — 100.0%		$184,107,129

Notes to Schedule of Investments

(a)	Zero-coupon bond.

(b)	Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(c)	U.S. Government securities, held in escrow, are used to pay interest on this security, as well as to retire the bond in full at the date indicated, typically at a premium to par.

(d)	Step-up bond that pays an initial coupon rate for the first period and then a higher coupon rate for the following periods. Rate as of period end.

(e)	Represent bonds transferred to a TOB Trust in exchange of cash and residual certificates received by the Fund. These bonds serve as collateral in a secured borrowing. See Note 4 of the Notes to Financial Statements for details.

(f)	All or a portion of security is subject to a recourse agreement. The aggregate maximum potential amount the Fund could ultimately be required to pay under the agreements, which expire between April 1, 2017 to February 15, 2031, is $8,452,555. See Note 4 of the Notes to Financial Statements for details.

See Notes to Financial Statements.

SEMI-ANNUAL REPORT	OCTOBER 31, 2016	47

Schedule of Investments (continued)	BlackRock MuniHoldings Fund II, Inc. (MUH)

(g)	During the six months ended October 31, 2016, investments in issuers considered to be an affiliate of the Fund for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate	Shares Held at April 30, 2016	Net Activity	Shares Held at October 31, 2016	Value at October 31, 2016	Income	Realized Gain/Capital Gain
BlackRock Liquidity Funds, MuniCash, Institutional Class	866,768	304,274	1,171,042	$1,171,159	$3,119	$1,500

(h)	Current yield as of period end.

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts
Contracts Short	Issue	Expiration	Notional Value	Unrealized Appreciation
(5)	5-Year U.S. Treasury Note	December 2016	$603,984	$4,526
(21)	10-Year U.S. Treasury Note	December 2016	$2,722,125	38,177
(20)	Long U.S. Treasury Bond	December 2016	$3,254,375	123,269
(7)	Ultra U.S. Treasury Bond	December 2016	$1,231,563	62,996
Total				$228,968

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:

Assets — Derivative Financial Instruments			Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Futures contracts	Net unrealized appreciation	[1]	—	—	—	—	$228,968	—	$228,968

[1]    Includes cumulative appreciation (depreciation) on futures contracts, if any, as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statements of Assets and Liabilities.

For the six months ended October 31, 2016, the effect of derivative financial instruments in the Statements of Operations was as follows:
Net Realized Gain (Loss) from:			Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Futures contracts			—	—	—	—	$276,618	—	$276,618
Net Change in Unrealized Appreciation (Depreciation) on:
Futures contracts			—	—	—	—	$170,680	—	$170,680

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts:
Average notional value of contracts — short	$8,046,125

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of investments and derivative financial instruments. For information about the Fund’s policy regarding valuation of investments and derivative financial instruments, refer to the Notes to Financial Statements.

The following tables summarize the Fund’s investments and derivative financial instruments categorized in the disclosure hierarchy:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments[1]	—	$287,981,071	—	$287,981,071
Short-Term Securities	$1,171,159	—	—	1,171,159

Total	$1,171,159	$287,981,071	—	$289,152,230

See Notes to Financial Statements.

48	SEMI-ANNUAL REPORT	OCTOBER 31, 2016

Schedule of Investments (concluded)	BlackRock MuniHoldings Fund II, Inc. (MUH)

	Level 1	Level 2	Level 3	Total
Derivative Financial Instruments[2]
Assets:
Interest rate contracts	$228,968	—	—	$228,968

[1]    See above Schedule of Investments for values in each state or political subdivision.

[2]    Derivative financial instruments are futures contracts which are valued at the unrealized appreciation (depreciation) on the instrument.

The Fund may hold assets and/or liabilities in which the fair value approximates the carrying amount for financial statement purposes. As of period end, such assets and/or liabilities are categorized within the disclosure hierarchy as follows:

	Level 1	Level 2	Level 3	Total
Assets:
Cash pledged for futures contracts	$140,200	—	—	$140,200
Liabilities:
TOB Trust Certificates	—	$(52,164,040)	—	(52,164,040)
VMTP Shares at Liquidation Value	—	(55,000,000)	—	(55,000,000)

Total	$140,200	$(107,164,040)	—	$(107,023,840)

During the six months ended October 31, 2016, there were no transfers between levels.

See Notes to Financial Statements.

SEMI-ANNUAL REPORT	OCTOBER 31, 2016	49

Schedule of Investments October 31, 2016 (Unaudited)	BlackRock MuniHoldings Quality Fund, Inc. (MUS) (Percentages shown are based on Net Assets)

Municipal Bonds	Par (000)	Value
Alabama — 1.7%
City of Birmingham Alabama Special Care Facilities Financing Authority, RB, Children’s Hospital (AGC), 6.00%, 6/01/19 (a)	$2,330	$2,625,398
City of Selma Alabama IDB, RB, Gulf Opportunity Zone, International Paper Co. Project, Series A, 5.38%, 12/01/35	565	647,682

		3,273,080
California — 26.2%
California Educational Facilities Authority, RB, University of Southern California, Series A, 5.25%, 10/01/18 (a)	2,895	3,137,804
California Health Facilities Financing Authority, RB, Sutter Health, Series B, 6.00%, 8/15/42	1,730	2,018,443
Central Unified School District, GO, Election of 2008, Series A (AGC), 5.63%, 8/01/19 (a)	1,325	1,492,785
City & County of San Francisco California Airports Commission, Refunding ARB, AMT, Series A:
2nd, 5.50%, 5/01/28	1,085	1,298,832
2nd, 5.25%, 5/01/33	850	982,260
5.00%, 5/01/44	1,090	1,233,095
City of Los Angeles California Department of Water & Power, RB, Power System, Sub-Series A-1, 5.25%, 7/01/38	1,575	1,681,816
City of San Jose California, Refunding ARB, Series A-1, AMT:
5.50%, 3/01/30	2,400	2,772,144
5.75%, 3/01/34	2,180	2,540,681
City of Sunnyvale California, Refunding RB, 5.25%, 4/01/40	1,605	1,805,994
County of Sacramento California, ARB, Senior Series A (AGC), 5.50%, 7/01/41	2,100	2,251,431
County of Ventura California Community College District, GO, Election of 2002, Series C, 5.50%, 8/01/18 (a)	1,850	1,999,979
Golden Empire Schools Financing Authority, Refunding RB, Kern High School District Projects, 1.06%, 5/01/17 (b)	1,140	1,139,795
Kern Community College District, GO, Safety, Repair & Improvement, Series C, 5.50%, 11/01/33	1,420	1,752,535
Los Angeles Community College District California, GO, Election of 2008, Series C, 5.25%, 8/01/20 (a)	1,000	1,153,820
Oceanside Unified School District, GO, Series A (AGC), 5.25%, 8/01/33	1,825	1,948,370
Redondo Beach Unified School District, GO, Election of 2008, Series E, 5.50%, 8/01/21 (a)	1,335	1,605,404
Riverside County Public Financing Authority, RB, Capital Facilities Project, 5.25%, 11/01/40	2,500	2,993,100
San Pablo Joint Powers Financing Authority, RB, (NPFGC) (c):
0.00%, 12/01/16 (a)	1,695	1,105,513
0.00%, 12/01/16 (a)	1,515	934,467
0.00%, 12/01/16 (a)	1,515	883,730
0.00%, 12/01/24	940	611,273
0.00%, 12/01/25	840	516,541
0.00%, 12/01/26	840	488,477
State of California Public Works Board, LRB, Various Capital Projects, Series I:
5.50%, 11/01/30	1,500	1,835,865
5.50%, 11/01/31	2,465	3,004,367
State of California Public Works Board, RB, Department of Corrections & Rehabilitation, Series F, 5.25%, 9/01/33	725	872,204
Township of Washington California Health Care District, GO, Election of 2004, Series B, 5.50%, 8/01/40	540	645,489
University of California, Refunding RB, The Regents of Medical Center, Series J, 5.25%, 5/15/38	4,070	4,876,104

		49,582,318

Municipal Bonds	Par (000)	Value
Colorado — 2.2%
City & County of Denver Colorado Airport System, ARB, Series A, AMT:
5.50%, 11/15/28	$1,000	$1,182,090
5.50%, 11/15/30	340	399,017
5.50%, 11/15/31	405	473,571
Colorado Health Facilities Authority, RB, Hospital, NCMC, Inc. Project, Series B (AGM), 6.00%, 5/15/19 (a)	1,900	2,136,930

		4,191,608
District of Columbia — 1.1%
District of Columbia Water & Sewer Authority, Refunding RB, Series A, 5.50%, 10/01/18 (a)	2,000	2,175,220
Florida — 15.8%
City of Jacksonville Florida, Refunding RB, Series A, 5.25%, 10/01/33	400	477,872
County of Broward Florida Airport System Revenue, ARB, Series A, AMT, 5.00%, 10/01/45	2,845	3,225,291
County of Hillsborough Florida Aviation Authority, Refunding ARB, Tampa International Airport, Series A, AMT, 5.50%, 10/01/29	1,735	2,038,695
County of Lee Florida, Refunding ARB, Series A, AMT, 5.38%, 10/01/32	1,500	1,714,200
County of Lee Florida HFA, RB, S/F Housing, Multi-County Program, Series A-2, AMT (Ginnie Mae), 6.00%, 9/01/40	190	192,785
County of Miami-Dade Florida, RB, Seaport:
Series A, 5.38%, 10/01/33	1,015	1,163,515
Series A, 6.00%, 10/01/38	1,000	1,215,350
Series B, AMT, 6.25%, 10/01/38	460	567,617
Series B, AMT, 6.00%, 10/01/42	615	734,113
County of Miami-Dade Florida Aviation Revenue, Refunding ARB, Series A, AMT, 5.00%, 10/01/31	2,900	3,342,917
County of Miami-Dade Florida Educational Facilities Authority, RB, University Miami, Series A, 5.00%, 4/01/40	3,465	4,010,495
County of Orange Florida School Board, COP, Series A (AGC), 5.50%, 8/01/19 (a)	4,645	5,210,064
Reedy Creek Improvement District, GO, Series A, 5.25%, 6/01/32	1,040	1,228,511
Tohopekaliga Water Authority, Refunding RB, Series A, 5.25%, 10/01/21 (a)	3,995	4,755,728

		29,877,153
Hawaii — 1.5%
State of Hawaii, Department of Transportation, COP, AMT:
5.25%, 8/01/25	425	504,641
5.25%, 8/01/26	460	544,433
State of Hawaii, Department of Transportation, RB, Series A, AMT, 5.00%, 7/01/45	1,500	1,706,535

		2,755,609
Illinois — 16.7%
City of Chicago Illinois, GARB, O’Hare International Airport, 3rd Lien, Series A, 5.75%, 1/01/39	1,145	1,320,757
City of Chicago Illinois Midway International Airport, Refunding GARB, 2nd Lien, Series A, 5.00%, 1/01/41	1,000	1,110,360
City of Chicago Illinois O’Hare International Airport, GARB, 3rd Lien, Series C, 6.50%, 1/01/41	5,225	6,250,511
City of Chicago Illinois Transit Authority, RB:
Federal Transit Administration, Section 5309, Series A (AGC), 6.00%, 12/01/18 (a)	2,000	2,209,300
Sales Tax Receipts, 5.25%, 12/01/36	1,000	1,106,820
Sales Tax Receipts, 5.25%, 12/01/40	1,790	1,975,874
City of Chicago Illinois Wastewater Transmission, RB, 2nd Lien, 5.00%, 1/01/42	2,050	2,212,196

See Notes to Financial Statements.

50	SEMI-ANNUAL REPORT	OCTOBER 31, 2016

Schedule of Investments (continued)	BlackRock MuniHoldings Quality Fund, Inc. (MUS)

Municipal Bonds	Par (000)	Value
Illinois (continued)
County of Cook Illinois Community College District No. 508, GO, City College of Chicago:
5.50%, 12/01/38	$2,250	$2,548,170
5.25%, 12/01/43	4,015	4,470,943
Illinois Finance Authority, Refunding RB, Presence Health Network, Series C:
4.00%, 2/15/41	665	635,075
5.00%, 2/15/41	555	604,828
Railsplitter Tobacco Settlement Authority, RB:
5.50%, 6/01/23	1,405	1,628,845
6.00%, 6/01/28	400	469,700
State of Illinois, GO:
5.25%, 2/01/31	875	950,075
5.25%, 2/01/32	1,355	1,465,920
5.50%, 7/01/33	2,000	2,196,000
5.50%, 7/01/38	425	464,559

		31,619,933
Indiana — 3.8%
Indiana Finance Authority, RB, Private Activity Bond, Ohio River Bridges, Series A, AMT, 5.00%, 7/01/40	565	626,670
Indianapolis Local Public Improvement Bond Bank, RB, Series F, 5.25%, 2/01/36	3,055	3,486,518
Indianapolis Local Public Improvement Bond Bank, Refunding RB, Waterworks Project, Series A (AGC), 5.50%, 1/01/38	2,780	3,051,217

		7,164,405
Louisiana — 1.6%
Lake Charles Harbor & Terminal District, RB, Series B, AMT (AGM), 5.50%, 1/01/29	1,500	1,782,705
Tobacco Settlement Financing Corp., Refunding RB, Asset-Backed, Series A, 5.50%, 5/15/29	1,215	1,322,904

		3,105,609
Massachusetts — 1.0%
Massachusetts Development Finance Agency, Refunding RB, Emmanuel College Issue, Series A, 4.00%, 10/01/46	520	525,938
Massachusetts HFA, Refunding RB, Series C, AMT, 5.35%, 12/01/42	1,235	1,319,314

		1,845,252
Michigan — 1.1%
Royal Oak Hospital Finance Authority Michigan, Refunding RB, William Beaumont Hospital, Series V, 8.25%, 9/01/18 (a)	1,910	2,165,902
Minnesota — 0.8%
City of Minneapolis Minnesota, Refunding RB, Fairview Health Services, Series B (AGC):
6.50%, 11/15/18 (a)	205	227,987
6.50%, 11/15/38	1,120	1,231,137

		1,459,124
Mississippi — 2.4%
Mississippi Development Bank, RB, Jackson Water & Sewer System Project (AGM), 6.88%, 12/01/40	2,595	3,456,384
Mississippi State University Educational Building Corp., Refunding RB, Mississippi State University Improvement Project, 5.25%, 8/01/38	1,000	1,186,180

		4,642,564
Nevada — 3.7%
County of Clark Nevada, ARB, Las Vegas-McCarran International Airport, Series A (AGM), 5.25%, 7/01/39	1,410	1,558,586
County of Clark Nevada, GO, Limited Tax, 5.00%, 6/01/38	3,500	3,704,435

Municipal Bonds	Par (000)	Value
Nevada (continued)
County of Clark Nevada Water Reclamation District, GO, Series A, 5.25%, 7/01/19 (a)	$1,500	$1,666,485

		6,929,506
New Jersey — 8.6%
New Jersey EDA, RB, Private Activity Bond, Goethals Bridge Replacement Project, AMT:
5.38%, 1/01/43	3,000	3,408,630
The (AGM), 5.00%, 1/01/31	790	899,368
New Jersey Health Care Facilities Financing Authority, RB, Series A:
RWJ Barnabas Health Obligated Group, 5.00%, 7/01/43 (d)	930	1,067,333
Virtua Health (AGC), 5.50%, 7/01/38	2,100	2,316,993
New Jersey Transportation Trust Fund Authority, RB, Transportation System:
Series A, 5.50%, 6/15/41	1,780	1,961,774
Series A (AGC), 5.63%, 12/15/28	3,170	3,472,988
Series AA, 5.50%, 6/15/39	1,890	2,121,128
Series B, 5.25%, 6/15/36	1,000	1,095,950

		16,344,164
New York — 5.6%
City of New York New York Municipal Water Finance Authority, Refunding RB, 2nd General Resolution, Series EE:
Fiscal 2009, 5.25%, 6/15/40	3,410	3,766,686
Water & Sewer System, 5.38%, 6/15/43	1,305	1,512,325
Hudson Yards Infrastructure Corp., RB, Series A, 5.75%, 2/15/47	2,510	2,932,659
Port Authority of New York & New Jersey, Refunding ARB, Consolidated, 166th Series, 5.25%, 7/15/36	2,000	2,309,700

		10,521,370
Ohio — 1.3%
State of Ohio Turnpike Commission, RB, Junior Lien, Infrastructure Projects, Series A-1, 5.25%, 2/15/31	2,000	2,373,160
Oklahoma — 1.4%
Norman Regional Hospital Authority, Refunding RB, 4.00%, 9/01/37 (d)	2,555	2,588,036
Pennsylvania — 4.1%
Pennsylvania Housing Finance Agency, Refunding RB, Series 121, 3.10%, 10/01/36	1,000	979,550
Pennsylvania Turnpike Commission, RB, Series B, 5.00%, 12/01/45	4,990	5,697,233
Township of Bristol Pennsylvania School District, GO, 5.25%, 6/01/37	1,000	1,143,760

		7,820,543
South Carolina — 5.8%
County of Charleston South Carolina, RB, Special Source, 5.25%, 12/01/38	2,180	2,604,402
County of Charleston South Carolina Airport District, ARB, Series A, AMT:
5.50%, 7/01/38	1,000	1,143,500
6.00%, 7/01/38	1,695	1,993,388
5.50%, 7/01/41	1,000	1,145,450
South Carolina Ports Authority, RB, AMT, 5.25%, 7/01/50	1,095	1,241,522
State of South Carolina Public Service Authority, Refunding RB, Series E, 5.25%, 12/01/55	2,500	2,946,450

		11,074,712
Tennessee — 1.5%
Metropolitan Nashville Airport Authority, ARB, Series B, AMT, 5.00%, 7/01/40	2,500	2,856,450

See Notes to Financial Statements.

SEMI-ANNUAL REPORT	OCTOBER 31, 2016	51

Schedule of Investments (continued)	BlackRock MuniHoldings Quality Fund, Inc. (MUS)

Municipal Bonds	Par (000)	Value
Texas — 22.1%
Austin Community College District Public Facility Corp., RB, Educational Facilities Project, Round Rock Campus, 5.25%, 8/01/18 (a)	$2,500	$2,689,575
City of Beaumont Texas, GO, Certificates of Obligation, 5.25%, 3/01/37	1,360	1,601,291
City of Houston Texas Combined Utility System Revenue, Refunding RB, Combined 1st Lien, Series A (AGC):
6.00%, 5/15/19 (a)	3,790	4,266,706
6.00%, 11/15/35	210	236,712
Dallas Area Rapid Transit, Refunding RB, Senior Lien (a):
5.25%, 12/01/18	1,490	1,623,891
5.25%, 12/01/18	1,110	1,209,745
Dallas-Fort Worth International Airport, ARB, Joint Improvement, AMT:
Series A, 5.00%, 11/01/38	2,965	3,261,500
Series H, 5.00%, 11/01/37	2,200	2,468,004
Lower Colorado River Authority, Refunding RB, 5.50%, 5/15/33	1,240	1,472,984
North Texas Tollway Authority, RB, Special Projects, Series A, 5.50%, 9/01/41	3,150	3,710,039
North Texas Tollway Authority, Refunding RB, 1st Tier System:
(NPFGC), 5.75%, 1/01/18 (a)	1,835	1,939,356
(NPFGC), 5.75%, 1/01/40	590	619,583
Series A, 5.63%, 1/01/18 (a)	2,940	3,102,935
Series A, 5.63%, 1/01/33	3,645	3,822,949
Series S, 5.75%, 1/01/18 (a)	5,360	5,664,823
Series S, 5.75%, 1/01/18 (a)	2,460	2,599,900
Series SE, 5.75%, 1/01/40	915	962,525
Red River Education Financing Corp., RB, Texas Christian University Project, 5.25%, 3/15/38	620	729,424

		41,981,942
Virginia — 1.1%
City of Lexington Virginia IDA, RB, Washington & Lee University, 5.00%, 1/01/43	570	650,216
Virginia Public School Authority, RB, Fluvanna County School Financing, 6.50%, 12/01/18 (a)	1,300	1,450,865

		2,101,081
Washington — 1.5%
City of Seattle Washington Municipal Light & Power, Refunding RB, Series A, 5.25%, 2/01/36	1,375	1,582,611
State of Washington, GO, Various Purposes, Series B, 5.25%, 2/01/36	1,075	1,244,033

		2,826,644
Total Municipal Bonds — 132.6%		251,275,385

Municipal Bonds Transferred to Tender Option Bond Trusts (f)
Colorado — 3.2%
Colorado Health Facilities Authority, RB, Catholic Health, Series C-3 (AGM), 5.10%, 4/29/18 (a)	5,610	5,965,113
Connecticut — 1.1%
Connecticut State Health & Educational Facility Authority, Refunding RB, Trinity Health Credit Group, 5.00%, 12/01/45	1,771	2,049,381
District of Columbia — 0.6%
District of Columbia Water & Sewer Authority, Refunding RB, Senior Lien, Series A, 6.00%, 10/01/18 (a)(g)	1,039	1,140,083
Florida — 4.3%
County of Miami-Dade Florida, GO, Building Better Communities Program, Series B-1, 6.00%, 7/01/18 (a)	7,500	8,136,450

Municipal Bonds Transferred to Tender Option Bond Trusts (f)	Par (000)	Value
Illinois — 1.4%
City of Chicago Illinois, Refunding RB, Waterworks, 2nd Lien (AGM), 5.25%, 11/01/33	$2,508	$2,645,824
Kentucky — 0.8%
Kentucky State Property & Building Commision, Refunding RB, (AGC):
5.25%, 2/01/19 (a)	1,246	1,354,337
5.25%, 2/01/27	160	173,829

		1,528,166
Michigan — 1.8%
Michigan State Building Authority, Refunding RB, Facilities Program, Series I, 5.00%, 10/15/45	3,020	3,483,540
Nevada — 5.1%
County of Clark Nevada Water Reclamation District, GO (a):
Limited Tax, 6.00%, 7/01/18	5,000	5,422,550
Series B, 5.50%, 7/01/19	3,749	4,189,479

		9,612,029
New Jersey — 1.3%
New Jersey Housing & Mortgage Finance Agency, RB, S/F Housing, Series CC, 5.25%, 10/01/29	2,289	2,409,391
New York — 5.2%
City of New York New York Transitional Finance Authority, RB, Fiscal 2009, Series S-3, 17.38%, 1/15/39 (b)(e)	4,530	5,286,398
New York Liberty Development Corp., RB, 1 World Trade Center Port Authority Consolidated Bonds, 5.25%, 12/15/43	1,400	1,519,087
New York Liberty Development Corp., Refunding RB, 4 World Trade Center Project, 5.75%, 11/15/51 (g)	2,660	3,120,684

		9,926,169
Pennsylvania — 0.7%
County of Westmoreland Pennsylvania Municipal Authority, Refunding RB, 5.00%, 8/15/38	1,180	1,354,215
Utah — 0.6%
City of Riverton Utah, RB, IHC Health Services, Inc., 5.00%, 8/15/41	1,005	1,085,781
Total Municipal Bonds Transferred to Tender Option Bond Trusts — 26.1%		49,336,142
Total Long-Term Investments (Cost — $273,558,784) — 158.7%		300,611,527

Short-Term Securities	Shares
BlackRock Liquidity Funds, MuniCash, Institutional Class, 0.44% (h)(i)	1,556,554	1,556,710
Total Short-Term Securities (Cost — $1,556,554) — 0.8%		1,556,710
Total Investments (Cost — $275,115,338) — 159.5%		302,168,237
Other Assets Less Liabilities — (0.1)%		(258,269)
Liability for TOB Trust Certificates, Including Interest Expense and Fees Payable — (13.4)%		(25,356,328)
VMTP Shares, at Liquidation Value — (45.9)%		(87,000,000)

Net Assets Applicable to Common Shares — 100.0%		$189,553,640

See Notes to Financial Statements.

52	SEMI-ANNUAL REPORT	OCTOBER 31, 2016

Schedule of Investments (continued)	BlackRock MuniHoldings Quality Fund, Inc. (MUS)

Notes to Schedule of Investments

(a)	U.S. Government securities, held in escrow, are used to pay interest on this security, as well as to retire the bond in full at the date indicated, typically at a premium to par.

(b)	Variable rate security. Rate as of period end.

(c)	Zero-coupon bond.

(d)	When-issued security.

(e)	Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(f)	Represent bonds transferred to a TOB Trust in exchange of cash and residual certificates received by the Fund. These bonds serve as collateral in a secured borrowing. See Note 4 of the Notes to Financial Statements for details.

(g)	All or a portion of security is subject to a recourse agreement. The aggregate maximum potential amount the Fund could ultimately be required to pay under the agreements, which expire between May 7, 2018 to November 15, 2019, is $2,230,645. See Note 4 of the Notes to Financial Statements for details.

(h)	During the six months ended October 31, 2016, investments in issuers considered to be an affiliate of the Fund for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate	Shares Held at April 30, 2016	Net Activity	Shares Held at October 31, 2016	Value at October 31, 2016	Income	Realized Gain
BlackRock Liquidity Funds, MuniCash, Institutional Class	1,352,893	203,661	1,556,554	$1,556,710	$1,083	$20

(i)	Current yield as of period end.

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts
Contracts Short	Issue	Expiration	Notional Value	Unrealized Appreciation
(2)	5-Year U.S. Treasury Note	December 2016	$241,594	$1,811
(29)	10-Year U.S. Treasury Note	December 2016	$3,759,125	50,275
(19)	Long U.S. Treasury Bond	December 2016	$3,091,656	107,371
(3)	Ultra U.S. Treasury Bond	December 2016	$527,813	22,731
Total				$182,188

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:

Assets — Derivative Financial Instruments		Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Futures contracts	Net unrealized appreciation[1]	—	—	—	—	$182,188	—	$182,188

[1]    Includes cumulative appreciation (depreciation) on futures contracts, if any, as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statements of Assets and Liabilities.

For the six months ended October 31, 2016, the effect of derivative financial instruments in the Statements of Operations was as follows:
Net Realized Gain (Loss) from:		Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Futures contracts		—	—	—	—	$93,428	—	$93,428
Net Change in Unrealized Appreciation (Depreciation) on:
Futures contracts		—	—	—	—	$132,651	—	$132,651

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts:
Average notional value of contracts – short	$8,022,148

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

See Notes to Financial Statements.

SEMI-ANNUAL REPORT	OCTOBER 31, 2016	53

Schedule of Investments (concluded)	BlackRock MuniHoldings Quality Fund, Inc. (MUS)

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of investments and derivative financial instruments. For information about the Fund’s policy regarding valuation of investments and derivative financial instruments, refer to the Notes to Financial Statements.

The following tables summarize the Fund’s investments and derivative financial instruments categorized in the disclosure hierarchy:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments[1]	—	$300,611,527	—	$300,611,527
Short-Term Securities	$1,556,710	—	—	1,556,710

Total	$1,556,710	$300,611,527	—	$302,168,237

Derivative Financial Instruments [2]
Assets:
Interest rate contracts	$182,188	—	—	$182,188
[1] See above Schedule of Investments for values in each state or political subdivision.
[2] Derivative financial instruments are futures contracts which are valued at the unrealized appreciation (depreciation) on the instrument.
The Fund may hold assets and/or liabilities in which the fair value approximates the carrying amount for financial statement purposes. As of period end, such assets and/or liabilities are categorized within the disclosure hierarchy as follows:
	Level 1	Level 2	Level 3	Total
Assets:
Cash pledged for futures contracts	$126,150	—	—	$126,150
Liabilities:
TOB Trust Certificates	—	$(25,313,395)	—	(25,313,395)
VMTP Shares at Liquidation Value	—	(87,000,000)	—	(87,000,000)

Total	$126,150	$(112,313,395)	—	$(112,187,245)

During the six months ended October 31, 2016, there were no transfers between levels.

See Notes to Financial Statements.

54	SEMI-ANNUAL REPORT	OCTOBER 31, 2016

Schedule of Investments October 31, 2016 (Unaudited)	BlackRock Muni Intermediate Duration Fund, Inc. (MUI) (Percentages shown are based on Net Assets)

Municipal Bonds	Par (000)	Value
Alabama — 2.8%
City of Birmingham Alabama Special Care Facilities Financing Authority, RB, Children’s Hospital (AGC), 6.00%, 6/01/19 (a)	$4,615	$5,200,090
County of Jefferson Alabama, RB, Limited Obligation School, Series A:
5.50%, 1/01/21	5,500	5,530,305
5.25%, 1/01/23	6,500	6,535,815

		17,266,210
Arizona — 3.5%
Arizona Board of Regents, University of Arizona, RB, 5.00%, 8/01/28	2,000	2,293,600
Arizona Health Facilities Authority, Refunding RB, Phoenix Children’s Hospital, Series A, 5.00%, 2/01/30	2,685	2,972,805
Arizona State University, RB, Series D, 5.00%, 7/01/32	1,350	1,616,126
City of Phoenix Arizona IDA, RB, Facility, Legacy Traditional Schools Project, Series A, 5.75%, 7/01/24 (b)	750	851,775
City of Tucson Arizona, COP, Refunding, (AGC), 4.00%, 7/01/20	2,325	2,543,782
County of Pinal Arizona Electric District No. 3, Refunding RB, 5.00%, 7/01/21 (a)	1,600	1,875,104
Glendale Union School District No. 205, GO, Series C:
5.00%, 7/01/24	1,945	2,335,692
5.00%, 7/01/27	500	587,210
Phoenix-Mesa Gateway Airport Authority, RB, Mesa Project, AMT:
5.00%, 7/01/27	700	796,075
5.00%, 7/01/32	1,925	2,139,022
Scottsdale IDA, Refunding RB, Scottsdale Healthcare, Series C (AGM), 5.00%, 9/01/35	2,050	2,254,282
State of Arizona, COP, Department of Administration, Series A (AGM), 4.25%, 10/01/23	1,000	1,072,910

		21,338,383
Arkansas — 1.0%
Arkansas State University, RB, 5.00%, 12/01/33	480	554,078
City of Benton, RB, 5.00%, 6/01/29	1,055	1,248,877
University of Arkansas, Refunding RB:
5.00%, 3/01/31	2,315	2,765,476
5.00%, 3/01/34	1,270	1,499,083

		6,067,514
California — 3.9%
California Health Facilities Financing Authority, RB, Sutter Health, Series B, 5.00%, 8/15/22	2,135	2,474,935
California Health Facilities Financing Authority, Refunding RB, 5.00%, 11/15/29	1,930	2,354,195
California Infrastructure & Economic Development Bank, Refunding RB, 4.00%, 11/01/31	1,335	1,464,522
California Pollution Control Financing Authority, RB, Mandatory Put Bonds, Republic Services, Inc. Project, Series B, AMT, 5.25%, 6/01/23 (c)	605	629,714
California Pollution Control Financing Authority, Refunding RB, Pacific Gas, Series C, AMT (NPFGC), 4.75%, 12/01/23	5,000	5,105,600
City of San Jose California, Refunding ARB, Series A-1, AMT, 5.00%, 3/01/25	2,000	2,246,240
State of California, GO:
5.50%, 4/01/28	15	15,061
Various Purposes, 5.00%, 11/01/17 (a)	1,235	1,287,574
Various Purposes, 5.75%, 4/01/31	7,000	7,772,800
Various Purposes, 5.00%, 11/01/32	765	794,605

		24,145,246

Municipal Bonds	Par (000)	Value
Colorado — 1.0%
Denver Urban Renewal Authority, Refunding, Tax Allocation Bond, Stapleton, Senior-Series A-1, 5.00%, 12/01/23	$2,500	$2,963,325
Park Creek Metropolitan District, Refunding, Tax Allocation Bonds, 5.00%, 12/01/34	500	570,020
University of Northern Colorado, Refunding RB, Series A, 5.00%, 6/01/31	2,000	2,350,960

		5,884,305
Connecticut — 3.4%
Connecticut State Health & Educational Facility Authority, Refunding RB:
5.00%, 12/01/33	4,015	4,775,160
Lawrence & Memorial Hospital, Series F, 5.00%, 7/01/31	4,530	5,004,744
University of Connecticut, RB, Series A:
5.00%, 3/15/31	5,025	6,022,261
5.00%, 3/15/32	4,000	4,768,160

		20,570,325
Florida — 6.7%
County of Broward Florida School Board, COP, Refunding, Series A (AGM), 5.00%, 7/01/24	10,000	11,440,500
County of Lee Florida, Refunding ARB, Series A, AMT:
5.50%, 10/01/23	1,000	1,164,600
(AGM), 5.00%, 10/01/27	1,635	1,852,422
County of Miami-Dade Florida, RB, AMT, Series B:
6.00%, 10/01/28	3,470	4,268,482
6.00%, 10/01/29	3,480	4,264,636
County of Miami-Dade Florida Educational Facilities Authority, Refunding RB, Series A, 5.00%, 4/01/32	5,020	5,888,108
County of Miami-Dade Florida Transit System Sales Surtax Revenue, Refunding RB, 5.00%, 7/01/32	1,500	1,746,915
County of Miami-Dade Florida Water & Sewer System Revenue, Refunding RB, Series C (BHAC), 5.00%, 10/01/18 (a)	8,000	8,621,840
Midtown Miami Community Development District, Refunding, Special Assessment Bonds, Series A, 4.25%, 5/01/24	1,665	1,784,947
Sterling Hill Community Development District, Refunding RB, Special Assessment Bonds, Series B, 5.50%, 11/01/15 (d)(e)	150	104,976

		41,137,426
Georgia — 1.9%
City of Atlanta Georgia Water & Wastewater Revenue RB, Refunding RB, 5.00%, 11/01/32	10,000	11,903,700
Hawaii — 0.9%
State of Hawaii Airports System, Refunding ARB, Series A, 5.25%, 7/01/29	5,000	5,686,550
Idaho — 0.4%
Boise State University, Refunding RB, Series A:
5.00%, 4/01/32	1,300	1,565,109
5.00%, 4/01/33	1,000	1,198,370

		2,763,479
Illinois — 16.8%
City of Chicago Illinois Midway International Airport, Refunding ARB, 2nd Lien, Series A:
5.00%, 1/01/32	5,000	5,647,250
AMT, 5.50%, 1/01/32	1,500	1,734,285
City of Chicago Illinois O’Hare International Airport, Refunding GARB, AMT, Series C:
5.25%, 1/01/28	1,350	1,579,392
5.25%, 1/01/29	3,020	3,512,411

See Notes to Financial Statements.

SEMI-ANNUAL REPORT	OCTOBER 31, 2016	55

Schedule of Investments (continued)	BlackRock Muni Intermediate Duration Fund, Inc. (MUI)

Municipal Bonds	Par (000)	Value
Illinois (continued)
City of Chicago Illinois O’Hare International Airport, RB, Refunding GARB, 5.00%, 1/01/32	$3,745	$4,381,350
City of Chicago Illinois O’Hare International Airport, Refunding GARB, Senior Lien, Series A, AMT, 5.00%, 1/01/23	13,000	15,292,940
City of Chicago Illinois Transit Authority, RB, 5.25%, 12/01/31	3,700	4,132,234
Illinois State Toll Highway Authority, Refunding RB, Senior, Series A, 5.00%, 12/01/32	5,690	6,736,107
Madison-Macoupin Etc. Counties Community College District No. 536, GO, Refunding, Lewis & Clark Community College:
5.00%, 5/01/30	475	526,566
5.00%, 5/01/31	500	554,280
5.00%, 5/01/32	500	553,560
McHenry County Conservation District, GO, 5.13%, 2/01/17 (a)	12,695	12,834,899
Railsplitter Tobacco Settlement Authority, RB:
5.50%, 6/01/23	3,500	4,057,620
6.25%, 6/01/24	11,750	11,884,067
State of Illinois, GO:
5.25%, 2/01/30	5,000	5,445,450
5.00%, 5/01/30	10,000	10,595,900
State of Illinois Toll Highway Authority, RB, Series A, 5.00%, 1/01/34	9,140	10,466,123
Village of Hodgkins Illinois, RB, MBM Project, AMT, 5.90%, 11/01/17	3,085	3,090,892

		103,025,326
Indiana — 5.9%
City of Whiting Indiana, RB, BP Products North America, Inc. Project, 5.25%, 1/01/21	4,800	5,482,512
County of Jasper Indiana, Refunding RB, Northern Indiana Public Service Co., Series C (NPFGC), 5.85%, 4/01/19	2,000	2,187,800
Indiana Finance Authority, RB, Wastewater, 1st Lien, Series A, 5.25%, 10/01/31	10,000	11,744,900
Indiana Finance Authority, Refunding RB, US Steel Corp. Project, 6.00%, 12/01/19	5,000	5,021,400
Indiana Municipal Power Agency, Refunding RB, Series A, 5.00%, 1/01/33	10,000	11,842,200

		36,278,812
Iowa — 1.3%
Iowa Higher Education Loan Authority, RB, Private College Facility:
5.25%, 4/01/23	695	808,000
5.25%, 4/01/24	730	847,333
5.25%, 4/01/25	520	602,612
5.25%, 4/01/26	360	416,023
Iowa Higher Education Loan Authority, Refunding RB:
Drake University Project, 4.00%, 4/01/27	620	706,112
Drake University Project, 4.00%, 4/01/28	750	845,040
Private College Facility, 5.00%, 9/01/20 (a)	2,315	2,645,119
Private College Facility, Upper Iowa University Project, 5.00%, 9/01/20 (f)	1,000	1,137,760

		8,007,999
Kansas — 1.4%
Kansas Development Finance Authority, Refunding RB, Adventist Health System/Sunbelt Obligated Group, Series C, 5.00%, 11/15/23	1,500	1,657,920
Seward County Unified School District No. 480 Liberal, GO, Refunding, 5.00%, 9/01/22 (a)	6,000	6,872,400

		8,530,320

Municipal Bonds	Par (000)	Value
Louisiana — 4.0%
City of Bossier City Louisiana Utilities, Refunding RB, 5.00%, 10/01/32	$2,000	$2,363,360
City of New Orleans Louisiana Aviation Board, Refunding GARB, Restructuring, Series A-2 (AGC), 6.00%, 1/01/23	850	931,609
Louisiana Local Government Environmental Facilities & Community Development Authority, Refunding RB, BRCC Facilities Corp. Project:
5.00%, 12/01/27	3,445	3,941,941
5.00%, 12/01/28	3,715	4,250,889
New Orleans Aviation Board, RB, Series A:
5.00%, 1/01/32	1,000	1,155,620
5.00%, 1/01/33	1,000	1,151,690
State of Louisiana Gasoline & Fuels Tax Revenue, Refunding RB, 4.00%, 5/01/34	5,750	6,199,822
Terrebonne Levee & Conservation District, RB, Sales Tax, 5.00%, 7/01/28	3,660	4,179,940

		24,174,871
Maine — 0.3%
Portland Housing Development Corp., Refunding RB, Senior Living, Retirement Facilities, Series A, 6.00%, 2/01/34	1,965	1,968,085
Maryland — 0.8%
Maryland EDC, RB, Transportation Facilities Project, Series A, 5.13%, 6/01/20	1,615	1,746,719
Maryland Health & Higher Educational Facilities Authority, RB, Johns Hopkins Health System, Series B, 5.00%, 7/01/33	1,140	1,303,271
Maryland Health & Higher Educational Facilities Authority, Refunding RB, 5.00%, 7/01/33	1,500	1,747,590

		4,797,580
Massachusetts — 0.8%
Massachusetts Development Finance Agency, RB, Dana-Farber Cancer Institute Issue, Series N, 5.00%, 12/01/33	1,300	1,548,443
Massachusetts Development Finance Agency, Refunding RB, 5.00%, 1/01/31	1,730	1,992,424
Massachusetts Health & Educational Facilities Authority, Refunding RB, Winchester Hospital, 5.00%, 7/01/25	1,060	1,178,423

		4,719,290
Michigan — 3.1%
Manistee Area Public Schools, GO, Refunding, (Q-SBLF), 5.00%, 5/01/25	1,000	1,142,090
Michigan Finance Authority, Refunding RB, Senior Lien, Detroit Water and Sewer, Series C-3 (AGM), 5.00%, 7/01/31	4,000	4,630,120
Michigan State Building Authority, Refunding RB, Facilities Program, Series II-A, 5.00%, 10/15/24	2,500	2,883,175
Michigan State Hospital Finance Authority, Refunding RB, Henry Ford Health System, 5.25%, 11/15/19 (a)	4,900	5,511,569
State of Michigan, Refunding RB, 5.00%, 3/15/27	3,750	4,677,112

		18,844,066
Minnesota — 1.3%
City of Minneapolis, RB, YMCA of the Greater Twin Cities Project:
4.00%, 6/01/30	150	163,454
4.00%, 6/01/31	50	54,050
Minnesota Higher Education Facilities Authority, Refunding RB:
St. Olaf College, Series 8-N, 4.00%, 10/01/33	750	827,445
University of St. Thomas, Series 8-L, 5.00%, 4/01/35	500	584,175

See Notes to Financial Statements.

56	SEMI-ANNUAL REPORT	OCTOBER 31, 2016

Schedule of Investments (continued)	BlackRock Muni Intermediate Duration Fund, Inc. (MUI)

Municipal Bonds	Par (000)	Value
Minnesota (continued)
University of Minnesota, RB, Biomedical Science Research Facilities Funding Program:
Series B, 5.00%, 8/01/36	$1,000	$1,149,790
Series C, 5.00%, 8/01/27	1,390	1,671,739
Series C, 5.00%, 8/01/28	740	889,162
Series C, 5.00%, 8/01/29	1,555	1,858,629
Series C, 5.00%, 8/01/30	835	992,414

		8,190,858
Montana — 0.4%
County of Gallatin Montana School District No 7 Bozeman, GO, 4.00%, 12/01/31	340	381,983
County of Yellowstone Montana School District No. 2 Billings, GO, 5.00%, 6/15/30	500	595,805
Montana State Board of Regents, RB, 5.00%, 11/15/30	1,000	1,196,780

		2,174,568
Nebraska — 1.1%
County of Douglas Nebraska Hospital Authority No. 3, Refunding RB, 5.00%, 11/01/30	800	930,176
County of Lancaster Nebraska Hospital Authority No. 1, Refunding RB, Immanuel Obligation Group, 5.50%, 1/01/30	1,000	1,115,000
Nebraska Public Power District, Refunding RB:
Series A, 5.00%, 1/01/30	1,000	1,167,940
Series A, 5.00%, 1/01/32	2,000	2,319,720
Series A-1, 3.00%, 1/01/33	900	920,313

		6,453,149
Nevada — 1.6%
County of Clark Nevada Department of Aviation, Refunding RB, 5.00%, 7/01/33	5,000	5,791,400
County of Humboldt Nevada, Refunding RB, Idaho Power Co. Project, 5.15%, 12/01/24	3,800	4,150,094

		9,941,494
New Jersey — 21.6%
County of Essex New Jersey Improvement Authority, LRB, Newark Project, Series A (AGM), 5.00%, 11/01/20	2,000	2,195,840
New Jersey EDA, RB, AMT:
Continental Airlines, Inc. Project, 5.13%, 9/15/23	6,040	6,719,923
Goethals Bridge Replacement Project, Private Activity Bond, 5.50%, 1/01/26	1,500	1,758,075
Goethals Bridge Replacement Project, Private Activity Bond, 5.50%, 1/01/27	1,000	1,170,640
New Jersey EDA, Refunding RB:
New Jersey American Water Co., Series E, AMT, 4.70%, 12/01/25	3,000	3,260,610
School Facilities Construction, Series AA, 4.25%, 12/15/24	3,850	3,975,857
School Facilities Construction, Series EE, 5.00%, 9/01/23	3,465	3,762,574
New Jersey Educational Facilities Authority, RB, Higher Education Facilities Trust Fund, 5.00%, 6/15/28	10,000	11,219,000
New Jersey Educational Facilities Authority, Refunding RB, 5.00%, 7/01/30	5,000	5,857,900
New Jersey Higher Education Student Assistance Authority, Refunding RB:
Series 1, AMT, 5.50%, 12/01/26	1,340	1,498,321
Student Loan, Series 1A, 4.75%, 12/01/21	1,555	1,654,691
New Jersey State Turnpike Authority, 5.00%, 1/01/32	12,000	14,106,360
New Jersey State Turnpike Authority, Refunding RB, Series B, 5.00%, 1/01/29	10,000	11,738,400

Municipal Bonds	Par (000)	Value
New Jersey (continued)
New Jersey Transportation Trust Fund Authority, RB:
5.00%, 6/15/30 (g)	$2,000	$2,219,000
Series B, 5.25%, 6/15/26	3,500	3,894,940
Transportation Program, Series AA, 5.25%, 6/15/31	12,000	13,404,000
Transportation Program, Series AA, 5.25%, 6/15/32	2,250	2,531,880
Transportation System, Series A, 5.25%, 6/15/24	3,185	3,582,775
Transportation System, Series B, 5.50%, 6/15/31	13,970	15,671,546
Transportation System, Series C, 5.25%, 6/15/32	10,000	11,190,000
Newark Housing Authority, RB, Series A:
5.00%, 12/01/23	1,230	1,457,156
5.00%, 12/01/25	1,345	1,576,138
South Jersey Port Corp., RB, Marine Terminal, Series O-1 (AGC), 4.63%, 1/01/19 (a)	1,375	1,481,865
State of New Jersey, GO, Various Purposes, 5.00%, 6/01/28	5,000	5,952,700

		131,880,191
New Mexico — 1.3%
County of Albuquerque Bernalillo New Mexico Water Utility Authority, Refunding RB, 4.00%, 7/01/33	4,510	4,927,400
New Mexico Hospital Equipment Loan Council, Refunding RB, 5.00%, 8/01/31	2,500	2,975,375

		7,902,775
New York — 19.3%
Build NYC Resource Corp., Refunding RB, 5.00%, 7/01/33	3,085	3,568,142
City of New York New York, GO, Refunding, Series A, 5.00%, 8/01/29	6,125	7,440,037
City of New York New York, GO:
Sub-Series B-1, 5.25%, 9/01/22	4,250	4,588,045
Sub-Series I-1, 5.50%, 4/01/21	5,000	5,524,800
Sub-Series-D- 1, 5.13%, 12/01/17 (a)	2,730	2,858,665
Sub-Series-D- 1, 5.13%, 12/01/26	1,885	1,971,993
City of New York New York Transitional Finance Authority, BARB, Fiscal 2009, Series S-3, 5.00%, 1/15/23	3,560	3,873,814
County of Monroe New York Industrial Development Corp., Refunding RB, Series A, 5.00%, 7/01/29	5,695	6,809,284
County of Nassau New York, GO, Series A:
5.00%, 1/01/32	1,000	1,182,070
5.00%, 1/01/33	3,110	3,662,429
County of Westchester New York Healthcare Corp., Refunding RB, Senior Lien, Remarketing, Series A:
5.00%, 11/01/24	5,470	6,266,213
5.00%, 11/01/30	655	732,552
Long Island Power Authority, Refunding RB, Electric System, Series A, 5.50%, 4/01/19 (a)	1,000	1,107,050
Metropolitan Transportation Authority, RB:
Sub-Series B-1, 5.00%, 11/15/24	2,300	2,713,011
Sub-Series B-4, 5.00%, 11/15/24	1,500	1,769,355
New York City Trust for Cultural Resources, Refunding RB, Carnegie Hall, Series A, 5.00%, 12/01/29	2,750	3,050,575
New York State Dormitory Authority, RB:
Mental Health Services (AGM), 5.00%, 8/15/18 (a)	3,625	3,890,459
Mental Health Services (AGM), 5.00%, 2/15/22	325	348,501
North Shore-Long Island Jewish Health System, Series A, 5.50%, 5/01/19 (a)	1,495	1,662,275
New York State Dormitory Authority, Refunding RB:
4.25%, 9/01/19 (a)	480	520,843
5.00%, 7/01/30	1,555	1,899,541

See Notes to Financial Statements.

SEMI-ANNUAL REPORT	OCTOBER 31, 2016	57

Schedule of Investments (continued)	BlackRock Muni Intermediate Duration Fund, Inc. (MUI)

Municipal Bonds	Par (000)	Value
New York (continued)
New York State Thruway Authority, RB, Junior Lien, Series A:
5.00%, 1/01/33	$4,500	$5,343,390
5.00%, 1/01/34	2,000	2,365,920
Port Authority of New York & New Jersey, ARB, JFK International Air Terminal LLC Project, 5.00%, 12/01/20	2,475	2,788,533
Port Authority of New York & New Jersey, Refunding ARB, Consolidated, 152nd Series, AMT, 5.00%, 11/01/23	1,000	1,058,430
Port Authority of New York & New Jersey, Refunding RB, 5.00%, 11/01/28	6,185	7,605,138
State of New York Dormitory Authority, RB:
Fordham University, Series A, 5.25%, 7/01/25	900	1,038,159
Icahn School of Medicine at Mount Sinai, Series A, 5.00%, 7/01/32	9,000	10,483,830
Mental Health Services (AGM), 5.00%, 8/15/18 (a)	10	10,736
Mental Health Services (AGM), 5.00%, 8/15/18 (a)	30	32,208
Mental Health Services, 2nd Series (AGM), 5.00%, 8/15/18 (a)	10	10,736
Municipal Health Facilities Lease, Sub-Series 2-4, 5.00%, 1/15/27	6,900	7,232,235
New York University Hospitals Center, Series A, 5.00%, 7/01/20 (a)	1,725	1,968,760
New York University Hospitals Center, Series A, 5.13%, 7/01/20 (a)	1,670	1,913,486
State of New York Dormitory Authority, Refunding RB, North Shore-Long Island Jewish Obligated Group, Series A, 5.00%, 5/01/32	3,060	3,619,399
State of New York Urban Development Corp., RB, Service Contract, Series B, 5.00%, 1/01/21	6,500	6,943,170

		117,853,784
North Carolina — 0.3%
North Carolina Medical Care Commission, Refunding RB, WakeMed, Series A, 5.00%, 10/01/31	1,500	1,712,775
Ohio — 1.2%
State of Ohio Turnpike Commission, RB, Junior Lien, Infrastructure Projects, Series A-1, 5.25%, 2/15/31	6,000	7,119,480
Oklahoma — 0.8%
Oklahoma City Public Property Authority, Refunding RB:
5.00%, 10/01/27	1,190	1,433,831
5.00%, 10/01/28	1,265	1,511,030
5.00%, 10/01/29	1,400	1,661,254

		4,606,115
Oregon — 2.5%
County of Klamath Oregon School District, GO:
5.00%, 6/15/30	1,000	1,185,870
5.00%, 6/15/31	1,000	1,182,460
County of Umatilla Oregon School District No. 16R Pendleton, GO, Series A, 5.00%, 6/15/32	2,000	2,367,840
County of Yamhill Oregon School District No. 40 McMinnville, GO, 4.00%, 6/15/33	1,380	1,533,566
Klamath Falls Intercommunity Hospital Authority, Refunding RB, Sky Lakes Medical Center Project:
5.00%, 9/01/30	400	477,448
5.00%, 9/01/31	300	354,963
5.00%, 9/01/32	540	635,888
Oregon Health & Science University, Refunding RB, Series B, 5.00%, 7/01/33	2,500	3,019,350
Oregon State Facilities Authority, Refunding RB, Reed College Project, Series A, 5.00%, 7/01/29	1,835	2,059,421
State of Oregon, GO, Series H, 5.00%, 5/01/36	2,000	2,331,440

		15,148,246

Municipal Bonds	Par (000)	Value
Pennsylvania — 4.1%
City of Philadelphia Pennsylvania, ARB, Series A, AMT, 5.00%, 6/15/20	$2,895	$2,967,578
County of Allegheny Pennsylvania, GO, Refunding, Series C-68, 5.00%, 11/01/25	2,515	2,909,654
County of Allegheny Pennsylvania, GO, Series C-67:
5.00%, 11/01/25	2,700	3,133,539
5.00%, 11/01/26	2,375	2,728,044
Pennsylvania Turnpike Commission, RB:
Series B, 5.00%, 12/01/32	1,500	1,757,760
Sub-Series B, 5.25%, 12/01/31	4,000	4,544,440
South Fork Municipal Authority, Refunding RB, Conemaugh Valley Memorial Hospital, Series A (AGC), 6.00%, 7/01/20 (a)	6,225	7,308,274

		25,349,289
Puerto Rico — 1.6%
Puerto Rico Housing Finance Authority, Refunding RB, M/F Housing, Subordinate, Capital Fund Modernization, 5.13%, 12/01/27	9,000	9,615,330
Rhode Island — 1.8%
Narragansett Bay Commission, Refunding RB, Series B, 5.00%, 9/01/32	4,150	4,965,309
Providence Redevelopment Agency, Refunding RB, Series A, 5.00%, 4/01/29	1,000	1,128,530
Rhode Island Health & Educational Building Corp., RB, City of Newport Issue Financing Program, Series C, 5.00%, 5/15/30	2,305	2,641,092
Rhode Island Health & Educational Building Corp., Refunding RB, 5.00%, 9/01/32	2,000	2,375,760

		11,110,691
South Carolina — 1.9%
South Carolina State Public Service Authority, Refunding RB, Series A, 5.00%, 12/01/34	10,000	11,856,200
South Dakota — 0.2%
South Dakota Health & Educational Facilities Authority, Refunding RB, Regional Health, 5.00%, 9/01/25	1,000	1,120,360
Tennessee — 2.0%
County of Memphis-Shelby Tennessee Sports Authority, Inc., Refunding RB, Memphis Arena Project:
Series A, 5.00%, 11/01/23	2,695	2,971,103
Series B, 5.00%, 11/01/22	1,000	1,104,310
Knox County Health Educational & Housing Facility Board Tennessee, Refunding RB, Eastowne Village Project, 4.00%, 6/01/31 (c)	3,275	3,455,911
Metropolitan Government Nashville & Davidson County Health & Educational Facilities Board, RB, Vanderbilt University Medical Center, Series A, 5.00%, 7/01/35	4,000	4,692,480

		12,223,804
Texas — 7.1%
City of Grapevine Texas, GO, 5.00%, 2/15/33	5,685	6,655,032
City of Houston Texas, Refunding ARB, Subordinate Lien, Series A, AMT:
5.00%, 7/01/25	1,500	1,688,835
5.00%, 7/01/32	1,010	1,118,949
Dallas/Fort Worth International Airport, Refunding RB, AMT:
Series E, 5.00%, 11/01/26	2,185	2,462,539
Series E, 5.00%, 11/01/27	4,960	5,583,869
Series F, 5.00%, 11/01/31	6,345	7,083,177
Love Field Airport Modernization Corp., RB, Southwest Airlines Co. Project, AMT, 5.00%, 11/01/28	1,000	1,132,240
North Texas Tollway Authority, Refunding RB, Series A, 5.00%, 1/01/33	2,500	2,959,625

See Notes to Financial Statements.

58	SEMI-ANNUAL REPORT	OCTOBER 31, 2016

Schedule of Investments (continued)	BlackRock Muni Intermediate Duration Fund, Inc. (MUI)

Municipal Bonds	Par (000)	Value
Texas (continued)
Red River Education Financing Corp., RB, 5.00%, 3/15/33	$1,340	$1,565,388
San Jacinto River Authority, RB, Special Project (AGM), 5.25%, 10/01/25	2,910	3,204,230
Socorro ISD, GO, Refunding, School Building (PSF-GTD), 5.00%, 8/15/32	2,500	2,828,125
Via Metropolitan Transit Authority, Refunding RB:
5.25%, 8/01/28	1,585	1,873,105
5.25%, 8/01/29	1,720	2,003,628
5.25%, 8/01/33	3,000	3,483,090

		43,641,832
U.S. Virgin Islands — 0.9%
Virgin Islands Public Finance Authority, Refunding RB, Series A, 5.25%, 10/01/24	5,000	5,681,750
Vermont — 1.0%
University of Vermont & State Agricultural College, Refunding RB, 4.00%, 10/01/30	5,565	6,165,297
West Virginia — 1.0%
West Virginia Hospital Finance Authority, Refunding RB, Charleston Area Medical Center, Inc., Series A, 5.13%, 9/01/23	4,000	4,363,360
West Virginia University, RB, West Virginia University Project, Series B, 5.00%, 10/01/30	1,500	1,731,750

		6,095,110
Wisconsin — 1.6%
Public Finance Authority, Refunding RB, AMT:
National Gypsum Co., 5.25%, 4/01/30	2,410	2,638,685
Wisconsin Airport Facilities, Senior Obligated Group, Series B, 5.25%, 7/01/28	4,765	5,266,087
Wisconsin Health & Educational Facilities Authority, Refunding RB, The Monroe Clinic, Inc.:
4.00%, 2/15/31	450	481,649
4.00%, 2/15/33	1,100	1,167,782

		9,554,203
Total Municipal Bonds — 134.5%		822,506,788

Municipal Bonds Transferred to Tender Option Bond Trusts (h)
Connecticut — 1.9%
Connecticut State Health & Educational Facility Authority, Refunding RB, 5.00%, 12/01/33	10,000	11,893,272
Illinois — 1.5%
Du Page & Will Counties Community School District No. 204, GO, School Building, Series A (NPFGC), 5.25%, 12/30/17 (a)	8,650	8,913,542
Louisiana — 2.3%
State of Louisiana, GO, Series A, 5.00%, 8/01/24	12,000	14,096,160

Municipal Bonds Transferred to Tender Option Bond Trusts (h)	Par (000)	Value
Massachusetts — 1.9%
Massachusetts Development Finance Agency, Refunding RB, Partners Healthcare, Series L, 5.00%, 7/01/31	$10,175	$11,674,970
Minnesota — 1.9%
State of Minnesota, GO, State Various Purposes, Series A, 4.00%, 8/01/29	10,525	11,469,065
New York — 9.3%
City of New York New York, GO, Refunding, Series E, 5.00%, 8/01/27	3,507	3,864,172
City of New York New York, GO, Series I, 5.00%, 3/01/32	7,009	8,197,102
City of New York New York Municipal Water Finance Authority, Refunding RB, Water & Sewer System, Series A:
4.75%, 6/15/17 (a)	1,508	1,544,496
4.75%, 6/15/30	6,492	6,650,064
Metropolitan Transportation Authority, RB, Series B, 5.25%, 11/15/19 (a)	4,001	4,512,961
Port Authority of New York & New Jersey, ARB, Consolidated, 169th Series, AMT, 5.00%, 10/15/26	5,530	6,361,601
Port Authority of New York & New Jersey, RB, 178th Series, AMT, 5.00%, 12/01/32	4,009	4,619,291
Sales Tax Asset Receivable Corp., Refunding RB, Fiscal 2015, Series A, 5.00%, 10/15/31	5,010	6,159,995
State of New York Dormitory Authority, Refunding RB, Series E, 5.25%, 3/15/33	7,000	8,585,500
State of New York Urban Development Corp., RB, Personal Income Tax, Series A-1, 5.00%, 3/15/32	5,501	6,530,743

		57,025,925
Total Municipal Bonds Transferred to Tender Option Bond Trusts — 18.8%		115,072,934
Total Long-Term Investments (Cost — $875,399,329) — 153.3%		937,579,722

Short-Term Securities	Shares
BlackRock Liquidity Funds, MuniCash, Institutional Class, 0.44% (i)(j)	12,881,521	12,882,809
Total Short-Term Securities (Cost — $12,881,708) — 2.1%		12,882,809
Total Investments (Cost — $888,281,037) — 155.4%		950,462,531
Other Assets Less Liabilities — 1.9%		11,286,294
Liability for TOB Trust Certificates, Including Interest Expense and Fees Payable — (10.3)%		(63,213,962)
VMTP Shares, at Liquidation Value — (47.0)%		(287,100,000)

Net Assets Applicable to Common Shares — 100.0%		$611,434,863

Notes to Schedule of Investments

(a)	U.S. Government securities, held in escrow, are used to pay interest on this security, as well as to retire the bond in full at the date indicated, typically at a premium to par.

(b)	Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(c)	Variable rate security. Rate as of period end.

(d)	Non-income producing security.

(e)	Issuer filed for bankruptcy and/or is in default.

(f)	Security is collateralized by municipal bonds or U.S. Treasury obligations.

See Notes to Financial Statements.

SEMI-ANNUAL REPORT	OCTOBER 31, 2016	59

Schedule of Investments (continued)	BlackRock Muni Intermediate Duration Fund, Inc. (MUI)

(g)	When-issued security.

(h)	Represent bonds transferred to a TOB Trust in exchange of cash and residual certificates received by the Fund. These bonds serve as collateral in a secured borrowing. See Note 4 of the Notes to Financial Statements for details.

(i)	Current yield as of period end.

(j)	During the six months ended October 31, 2016, investments in issuers considered to be an affiliate of the Fund for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate	Shares Held at April 30, 2016	Net Activity	Shares Held at October 31, 2016	Value at October 31, 2016	Income	Realized Gain/Capital Gain
BlackRock Liquidity Funds, MuniCash, Institutional Class	12,303,103	578,418	12,881,521	$12,882,809	$13,236	$10,490

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts
Contracts Short	Issue	Expiration	Notional Value	Unrealized Appreciation
(3)	5-Year U.S. Treasury Note	December 2016	$362,391	$2,715
(151)	10-Year U.S. Treasury Note	December 2016	$19,573,375	275,392
(63)	Long U.S. Treasury Bond	December 2016	$10,251,281	395,401
Total				$673,508

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:

Assets — Derivative Financial Instruments		Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Futures contracts	Net unrealized appreciation[1]	—	—	—	—	$673,508	—	$673,508

[1]    Includes cumulative appreciation (depreciation) on futures contracts, if any, as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statements of Assets and Liabilities.

For the six months ended October 31, 2016, the effect of derivative financial instruments in the Statements of Operations was as follows:

Net Realized Gain (Loss) from:		Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Futures contracts		—	—	—	—	$485,825	—	$485,825
Net Change in Unrealized Appreciation (Depreciation) on:
Futures contracts		—	—	—	—	$418,871	—	$418,871

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts:
Average notional value of contracts — long	$546,060	[1]
Average notional value of contracts — short	$41,177,672
[1] Actual amounts for the period are shown due to limited outstanding derivative financial instruments as of each quarter end.

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

See Notes to Financial Statements.

60	SEMI-ANNUAL REPORT	OCTOBER 31, 2016

Schedule of Investments (concluded)	BlackRock Muni Intermediate Duration Fund, Inc. (MUI)

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of investments and derivative financial instruments. For information about the Fund’s policy regarding valuation of investments and derivative financial instruments, refer to the Notes to Financial Statements.

The following tables summarize the Fund’s investments and derivative financial instruments categorized in the disclosure hierarchy:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments[1]	—	$937,579,722	—	$937,579,722
Short-Term Securities	$12,882,809	—	—	12,882,809

Total	$12,882,809	$937,579,722	—	$950,462,531

Derivative Financial Instruments[2]
Assets:
Interest rate contracts	$673,508	—	—	$673,508
[1] See above Schedule of Investments for values in each state or political subdivision.
[2] Derivative financial instruments are futures contracts which are valued at the unrealized appreciation (depreciation) on the instrument.

The Fund may hold assets and/or liabilities in which the fair value approximates the carrying amount for financial statement purposes. As of period end, such assets and/or liabilities are categorized within the disclosure hierarchy as follows:

	Level 1	Level 2	Level 3	Total
Assets:
Cash pledged for futures contracts	$442,900	—	—	$442,900
Liabilities:
TOB Trust Certificates	—	$(63,101,848)	—	(63,101,848)
VMTP Shares at Liquidation Value	—	(287,100,000)	—	(287,100,000)

Total	$442,900	$(350,201,848)	—	$(349,758,948)

During the six months ended October 31, 2016, there were no transfers between levels.

See Notes to Financial Statements.

SEMI-ANNUAL REPORT	OCTOBER 31, 2016	61

Schedule of Investments October 31, 2016 (Unaudited)	BlackRock MuniVest Fund II, Inc. (MVT) (Percentages shown are based on Net Assets)

Municipal Bonds	Par (000)	Value
Alabama — 2.0%
County of Jefferson Alabama, RB, Limited Obligation School, Series A, 5.25%, 1/01/19	$1,490	$1,498,211
County of Jefferson Alabama Sewer, Refunding RB:
Senior Lien, Series A (AGM), 5.00%, 10/01/44	805	917,434
Sub-Lien, Series D, 6.00%, 10/01/42	3,575	4,249,245

		6,664,890
Alaska — 0.3%
Northern Tobacco Securitization Corp., Refunding RB, Tobacco Settlement, Asset-Backed, Series A, 4.63%, 6/01/23	1,045	1,061,396
Arizona — 0.5%
City of Phoenix Arizona IDA, RB, Legacy Traditional Schools Projects, Series A, 5.00%, 7/01/46	1,685	1,724,008
California — 13.1%
California Health Facilities Financing Authority, RB:
St. Joseph Health System, Series A, 5.75%, 7/01/39	2,200	2,445,916
Sutter Health, Series B, 6.00%, 8/15/42	3,170	3,698,534
California Health Facilities Financing Authority, Refunding RB, St. Joseph Health System, Series A, 5.00%, 7/01/33	890	1,028,778
California Municipal Finance Authority, RB, Senior, Caritas Affordable Housing, Inc. Projects, S/F Housing, Series A:
5.25%, 8/15/39	145	167,832
5.25%, 8/15/49	370	425,485
California Pollution Control Financing Authority, RB, Poseidon Resources (Channel Side) LP Desalination Project, AMT, 5.00%, 11/21/45 (a)	1,495	1,646,010
California Statewide Communities Development Authority, RB, Loma Linda University Medical Center, Series A (a):
5.00%, 12/01/41	290	322,651
5.00%, 12/01/46	635	699,999
City of Los Angeles California Department of Airports, Refunding ARB, Los Angeles International Airport, Series A:
Senior, 5.00%, 5/15/40	5,930	6,670,953
5.25%, 5/15/39	800	880,152
City of Stockton California Public Financing Authority, RB, Delta Water Supply Project, Series A, 6.25%, 10/01/40	360	447,383
Golden State Tobacco Securitization Corp., Refunding RB, Asset-Backed, Series A-1, 5.13%, 6/01/47	2,165	2,082,838
San Marcos Unified School District, GO, CAB, Election of 2010, Series B, 0.00%, 8/01/42 (b)	2,000	737,880
State of California, GO, Various Purposes:
6.00%, 3/01/33	2,525	2,930,793
6.50%, 4/01/33	14,925	16,857,041
State of California Public Works Board, LRB, Various Capital Projects:
Series I, 5.00%, 11/01/38	775	913,423
Sub-Series I-1, 6.38%, 11/01/19 (c)	1,185	1,373,794
Tobacco Securitization Authority of Southern California, Refunding RB, Tobacco Settlement, Asset-Backed, Senior Series A-1, 4.75%, 6/01/25	665	680,627

		44,010,089
Colorado — 0.3%
Colorado Health Facilities Authority, RB, Catholic Health Initiatives, Series D, 6.25%, 10/01/33	1,060	1,155,612
Connecticut — 1.6%
Connecticut State Health & Educational Facility Authority, RB, Ascension Health Senior Credit, Series A, 5.00%, 11/15/40	1,375	1,504,112

Municipal Bonds	Par (000)	Value
Connecticut (continued)
Connecticut State Health & Educational Facility Authority, Refunding RB, Wesleyan University, Series G, 5.00%, 7/01/20 (c)	$3,385	$3,854,161

		5,358,273
Delaware — 2.1%
County of Sussex Delaware, RB, NRG Energy, Inc., Indian River Power LLC Project, 6.00%, 10/01/40	1,125	1,241,809
Delaware Transportation Authority, RB, 5.00%, 6/01/55	1,165	1,321,273
State of Delaware EDA, RB, Exempt Facilities, Indian River Power LLC Project, 5.38%, 10/01/45	4,065	4,383,411

		6,946,493
District of Columbia — 3.3%
District of Columbia, Refunding RB, Kipp Charter School, Series A, 6.00%, 7/01/43	240	285,756
Metropolitan Washington Airports Authority, Refunding RB, Dulles Toll Road:
1st Senior Lien, Series A, 5.25%, 10/01/44	1,500	1,647,165
CAB, 2nd Senior Lien, Series B (AGC), 0.00%, 10/01/33 (b)	6,590	3,503,706
CAB, 2nd Senior Lien, Series B (AGC), 0.00%, 10/01/34 (b)	4,830	2,469,627
CAB, 2nd Senior Lien, Series B (AGC), 0.00%, 10/01/35 (b)	6,515	3,149,872

		11,056,126
Florida — 3.1%
County of Collier Florida Health Facilities Authority, Refunding RB, Series A, 5.00%, 5/01/45	1,340	1,519,332
County of Miami-Dade Florida Aviation, Refunding ARB, Miami International Airport, Series A-1, 5.38%, 10/01/41	1,165	1,315,087
Mid-Bay Bridge Authority, RB, Springing Lien, Series A, 7.25%, 10/01/21 (c)	3,015	3,867,491
Palm Coast Park Community Development District, Special Assessment Bonds, 5.70%, 5/01/37	1,085	1,011,470
Village Community Development District No.10, Special Assessment Bonds, 5.13%, 5/01/43	2,305	2,553,364

		10,266,744
Georgia — 1.6%
City of Atlanta Georgia Water & Wastewater, Refunding RB, 5.00%, 11/01/40	600	700,716
County of Gainesville Georgia & Hall Hospital Authority, Refunding RB, Northeast Georgia Health System, Inc. Project, Series A, 5.50%, 8/15/54	515	619,277
DeKalb Private Hospital Authority, Refunding RB, Children’s Healthcare, 5.25%, 11/15/39	130	143,693
Metropolitan Atlanta Rapid Transit Authority, RB, Sales Tax, 3rd Indenture, Series A, 5.00%, 7/01/39	3,465	3,800,863
Municipal Electric Authority of Georgia, Refunding RB, Series X, 6.50%, 1/01/20	150	161,412

		5,425,961
Hawaii — 0.5%
State of Hawaii Harbor System, RB, Series A, 5.25%, 7/01/30	1,355	1,516,801
Illinois — 19.8%
City of Chicago Illinois, GO, Project, Series A, 5.00%, 1/01/34	1,815	1,842,933
City of Chicago Illinois, GO, Refunding, Project, Series A, 5.25%, 1/01/32	4,555	4,742,211
City of Chicago Illinois, Special Assessment Bonds, Lake Shore East, 6.75%, 12/01/32	797	794,537
City of Chicago Illinois O’Hare International Airport, GARB, 3rd Lien, Series C, 6.50%, 1/01/41	5,865	7,016,124

See Notes to Financial Statements.

62	SEMI-ANNUAL REPORT	OCTOBER 31, 2016

Schedule of Investments (continued)	BlackRock MuniVest Fund II, Inc. (MVT)

Municipal Bonds	Par (000)	Value
Illinois (continued)
City of Chicago Illinois Transit Authority, RB, Sales Tax Receipts, 5.25%, 12/01/40	$1,050	$1,159,032
City of Chicago Illinois Waterworks, Refunding RB, 2nd Lien:
Project, 5.00%, 11/01/42	915	1,001,129
(AGM), 5.25%, 11/01/33	1,325	1,397,782
County of Cook Illinois Community College District No. 508, GO, City College of Chicago, 5.50%, 12/01/38	805	911,679
Illinois Finance Authority, RB, Advocate Health Care Network, Series D, 6.50%, 11/01/18 (c)	5,000	5,551,300
Illinois Finance Authority, Refunding RB:
Central Dupage Health, Series B, 5.50%, 11/01/39	1,610	1,816,450
Presence Health Network, Series C, 4.00%, 2/15/41	1,425	1,360,875
Illinois State Toll Highway Authority, RB:
Senior, Series C, 5.00%, 1/01/36	2,615	3,011,669
Senior, Series C, 5.00%, 1/01/37	2,800	3,222,548
Series A, 5.00%, 1/01/38	1,980	2,259,972
Metropolitan Pier & Exposition Authority, Refunding RB, McCormick Place Expansion Project:
Series B (AGM), 5.00%, 6/15/50	4,315	4,595,216
Series B-2, 5.00%, 6/15/50	2,500	2,612,575
Railsplitter Tobacco Settlement Authority, RB:
5.50%, 6/01/23	440	510,101
6.00%, 6/01/28	1,140	1,338,645
Regional Transportation Authority, RB:
Series A (AMBAC), 7.20%, 11/01/20	660	738,467
Series A (NPFGC), 6.70%, 11/01/21	4,030	4,569,657
Series C (NPFGC), 7.75%, 6/01/20	1,795	2,032,209
State of Illinois, GO:
5.00%, 2/01/39	1,540	1,593,823
Series A, 5.00%, 4/01/35	3,000	3,113,160
Series A, 5.00%, 4/01/38	3,640	3,758,773
State of Illinois, RB, Build Illinois, Series B, 5.25%, 6/15/19 (c)	630	698,991
University of Illinois, RB, Auxiliary Facilities System, Series A:
5.00%, 4/01/39	810	903,863
5.00%, 4/01/44	985	1,095,025
Village of Hodgkins Illinois, RB, Metropolitan Biosolids Management LLC Project, AMT, 6.00%, 11/01/23	2,800	2,805,236

		66,453,982
Indiana — 4.5%
City of Valparaiso Indiana, RB, Exempt Facilities, Pratt Paper LLC Project, AMT:
6.75%, 1/01/34	790	970,001
7.00%, 1/01/44	1,905	2,362,467
Indiana Finance Authority, RB, Series A:
CWA Authority Project, 1st Lien, 5.25%, 10/01/38	3,280	3,820,216
Private Activity Bond, Ohio River Bridges East End Crossing Project, AMT, 5.00%, 7/01/44	450	494,861
Private Activity Bond, Ohio River Bridges East End Crossing Project, AMT, 5.00%, 7/01/48	1,430	1,563,605
Private Activity Bond, Ohio River Bridges East End Crossing Project, AMT, 5.25%, 1/01/51	405	448,319
Sisters of St. Francis Health Services, 5.25%, 11/01/39	840	925,562

Municipal Bonds	Par (000)	Value
Indiana (continued)
Indiana Finance Authority, Refunding RB, Parkview Health System, Series A, 5.75%, 5/01/31	$2,795	$3,100,689
Indianapolis Local Public Improvement Bond Bank, RB, Series A, 5.00%, 1/15/40	1,270	1,462,443

		15,148,163
Iowa — 1.5%
Iowa Finance Authority, Refunding RB, Midwestern Disaster Area, Iowa Fertilizer Co. Project:
5.00%, 12/01/19	890	914,350
5.50%, 12/01/22	2,340	2,372,199
5.25%, 12/01/25	460	479,775
Iowa Student Loan Liquidity Corp., Refunding RB, Student Loan, Senior Series A-1, AMT, 5.15%, 12/01/22	1,190	1,263,530

		5,029,854
Kentucky — 0.6%
Kentucky Economic Development Finance Authority, RB, Catholic Health Initiatives, Series A, 5.25%, 1/01/45	995	1,108,878
Kentucky Public Transportation Infrastructure Authority, RB, Downtown Crossing Project, Convertible CAB, 1st Tier, Series C, 0.00%, 7/01/43 (d)	1,200	1,021,596

		2,130,474
Louisiana — 2.7%
Louisiana Local Government Environmental Facilities & Community Development Authority, RB, Westlake Chemical Corp. Project, Series A-1, 6.50%, 11/01/35	3,320	3,841,705
Tobacco Settlement Financing Corp., Refunding RB, Asset-Backed, Series A:
5.50%, 5/15/30	1,020	1,150,958
5.25%, 5/15/31	870	973,869
5.25%, 5/15/32	1,110	1,261,426
5.25%, 5/15/33	1,205	1,360,096
5.25%, 5/15/35	505	569,130

		9,157,184
Maryland — 1.1%
Maryland Community Development Administration, Refunding, HRB, Residential, Series D, AMT, 4.90%, 9/01/42	1,500	1,518,780
Maryland EDC, RB, Transportation Facilities Project, Series A, 5.75%, 6/01/35	435	479,074
Maryland EDC, Refunding RB, CNX Marine Terminals, Inc., 5.75%, 9/01/25	750	761,018
Maryland Health & Higher Educational Facilities Authority, RB, University of Maryland Medical System, Series B (NPFGC), 7.00%, 7/01/22	725	860,698

		3,619,570
Massachusetts — 3.5%
Commonwealth of Massachusetts, GO, Series E, 3.00%, 4/01/44	1,370	1,280,662
Massachusetts Development Finance Agency, Refunding RB, Covanta Energy Project, Series C, AMT, 5.25%, 11/01/42 (a)	2,205	2,231,438
Massachusetts Health & Educational Facilities Authority, Refunding RB, Partners Healthcare System, Series J1, 5.00%, 7/01/39	990	1,084,050
Massachusetts HFA, RB, AMT:
M/F Housing, Series A, 5.20%, 12/01/37	2,830	2,888,043
S/F Housing, Series 130, 5.00%, 12/01/32	2,240	2,243,450
Massachusetts HFA, Refunding RB, Series F, AMT, 5.70%, 6/01/40	1,955	2,037,032

		11,764,675

See Notes to Financial Statements.

SEMI-ANNUAL REPORT	OCTOBER 31, 2016	63

Schedule of Investments (continued)	BlackRock MuniVest Fund II, Inc. (MVT)

Municipal Bonds	Par (000)	Value
Michigan — 6.6%
City of Detroit Michigan Sewage Disposal System, Refunding RB, Senior Lien, Series A, 5.25%, 7/01/39	$4,425	$4,942,548
Kalamazoo Hospital Finance Authority, Refunding RB, Bronson Methodist Hospital, 5.50%, 5/15/36	1,380	1,535,209
Michigan Finance Authority, Refunding RB:
Detroit Water & Sewage Department Project, Senior Lien, Series C-1, 5.00%, 7/01/44	880	966,724
Henry Ford Health System, 4.00%, 11/15/46	1,420	1,430,508
Michigan State Hospital Finance Authority, Refunding RB, Series A:
Henry Ford Health System, 5.25%, 11/15/46	5,080	5,088,839
McLaren Health Care, 5.75%, 5/15/18 (c)	7,560	8,122,161

		22,085,989
Mississippi — 1.4%
County of Lowndes Mississippi, Refunding RB, Solid Waste Disposal & Pollution Control, Weyerhaeuser Co. Project, Series A, 6.80%, 4/01/22	3,000	3,665,790
University of Southern Mississippi, RB, Campus Facilities Improvements Project, 5.38%, 9/01/19 (c)	1,065	1,194,610

		4,860,400
Missouri — 0.2%
Bi-State Development Agency of the Missouri-Illinois Metropolitan District, Refunding RB, Combined Lien, Series A, 5.00%, 10/01/44	255	291,664
State of Missouri Health & Educational Facilities Authority, Refunding RB, St. Louis College of Pharmacy Project, 5.50%, 5/01/43	245	272,665

		564,329
Nebraska — 0.8%
Central Plains Energy Project Nebraska, RB, Gas Project No. 3:
5.25%, 9/01/37	825	939,238
5.00%, 9/01/42	1,445	1,616,594

		2,555,832
New Jersey — 6.1%
Casino Reinvestment Development Authority, Refunding RB:
5.25%, 11/01/39	1,675	1,725,702
5.25%, 11/01/44	1,525	1,565,046
County of Essex New Jersey Improvement Authority, RB, AMT, 5.25%, 7/01/45 (a)	1,085	1,120,859
New Jersey EDA, RB, Continental Airlines, Inc. Project, AMT, 5.25%, 9/15/29	1,955	2,173,647
New Jersey EDA, Refunding, Special Assessment Bonds, Kapkowski Road Landfill Project, 5.75%, 4/01/31	2,240	2,600,394
New Jersey Housing & Mortgage Finance Agency, RB, S/F Housing, Series AA, 6.38%, 10/01/28	150	154,872
New Jersey State Turnpike Authority, RB:
Series A, 5.00%, 1/01/43	1,985	2,261,372
Series E, 5.00%, 1/01/45	2,615	3,017,841
New Jersey Transportation Trust Fund Authority, RB:
Transportation Program, Series AA, 5.00%, 6/15/44	1,270	1,369,111
Transportation System, Series A, 5.50%, 6/15/41	1,635	1,801,966
Transportation System, Series B, 5.25%, 6/15/36	2,460	2,696,037

		20,486,847
New York — 16.0%
Brooklyn Arena Local Development Corp., Refunding RB, Barclays Center Project, Series A, 3.00%, 7/15/43	2,655	2,502,523
City of New York New York Industrial Development Agency, RB, Special Needs Facilities Pooled Program, Series C-1, 6.50%, 7/01/17	255	255,173

Municipal Bonds	Par (000)	Value
New York (continued)
City of New York New York Transitional Finance Authority, RB:
Fiscal 2009, Series S-3, 5.25%, 1/15/39	$6,700	$7,271,443
Fiscal 2012, Sub-Series E-1, 5.00%, 2/01/42	1,960	2,255,823
Counties of New York Tobacco Trust IV, Refunding RB, Settlement Pass-Through Turbo, Series A, 6.25%, 6/01/41 (a)	1,800	1,889,010
County of Westchester New York Industrial Development Agency, RB, Special Needs Facilities Pooled Program, Series E-1, 6.50%, 7/01/17	400	400,568
Erie Tobacco Asset Securitization Corp., Refunding RB, Asset-Backed, Series A, 5.00%, 6/01/45	1,960	1,958,432
Metropolitan Transportation Authority, RB, Series C:
6.50%, 11/15/18 (c)	7,015	7,815,201
6.50%, 11/15/28	2,390	2,657,465
Metropolitan Transportation Authority Hudson Rail Yards Trust Obligations, Refunding RB, Series A, 5.00%, 11/15/56	1,045	1,180,777
New York Liberty Development Corp., RB, 1 World Trade Center Port Authority Consolidated, 5.25%, 12/15/43	10,735	12,527,852
New York Liberty Development Corp., Refunding RB:
2nd Priority, Bank of America Tower at One Bryant Park Project, Class 3, 6.38%, 7/15/49	1,220	1,362,703
3 World Trade Center Project, Class 1, 5.00%, 11/15/44 (a)	2,860	3,217,157
3 World Trade Center Project, Class 2, 5.15%, 11/15/34 (a)	340	386,532
3 World Trade Center Project, Class 2, 5.38%, 11/15/40 (a)	850	981,878
New York State Dormitory Authority, Refunding RB, General Purpose, Series A, 5.00%, 6/15/31	1,790	2,117,194
Port Authority of New York & New Jersey, ARB, Special Project, JFK International Air Terminal LLC Project, Series 8:
6.00%, 12/01/36	1,165	1,353,183
6.00%, 12/01/42	1,250	1,448,025
Westchester Tobacco Asset Securitization, Refunding RB, 5.13%, 6/01/45	2,300	2,300,000

		53,880,939
North Carolina — 0.8%
North Carolina Medical Care Commission, Refunding RB:
1st Mortgage, Retirement Facilities Whitestone Project, Series A, 7.75%, 3/01/41	595	677,717
Carolina Village Project, 6.00%, 4/01/38	2,000	2,068,620

		2,746,337
Ohio — 1.4%
Buckeye Tobacco Settlement Financing Authority, RB, Asset-Backed, Senior Turbo Term, Series A-2, 5.88%, 6/01/47	4,000	3,760,120
County of Franklin Ohio, RB, Health Care Facilities Improvement, OPRS Communities Obligation Group, Series A, 6.13%, 7/01/40	660	750,862
State of Ohio, RB, Portsmouth Bypass Project, AMT, 5.00%, 6/30/53	275	301,287

		4,812,269
Pennsylvania — 1.8%
City of Philadelphia Pennsylvania Hospitals & Higher Education Facilities Authority, RB, Temple University Health System, Series A, 5.63%, 7/01/42	635	701,415

See Notes to Financial Statements.

64	SEMI-ANNUAL REPORT	OCTOBER 31, 2016

Schedule of Investments (continued)	BlackRock MuniVest Fund II, Inc. (MVT)

Municipal Bonds	Par (000)	Value
Pennsylvania (continued)
Pennsylvania Economic Development Financing Authority, RB:
Aqua Pennsylvania, Inc. Project, Series B, 5.00%, 11/15/40	$1,890	$2,076,316
Pennsylvania Bridge Finco LP, AMT, 5.00%, 6/30/42	850	940,533
Pennsylvania Economic Development Financing Authority, Refunding RB, National Gypsum Co., AMT, 5.50%, 11/01/44	1,035	1,137,424
Pennsylvania Turnpike Commission, RB, Series A, 5.00%, 12/01/44	1,105	1,269,402

		6,125,090
Rhode Island — 2.0%
Tobacco Settlement Financing Corp., Refunding RB:
Series A, 5.00%, 6/01/40	820	883,378
Series B, 4.50%, 6/01/45	2,645	2,740,194
Series B, 5.00%, 6/01/50	2,945	3,057,263

		6,680,835
South Carolina — 4.8%
State of South Carolina Ports Authority, RB:
5.25%, 7/01/40	3,280	3,658,086
AMT, 5.25%, 7/01/55	1,295	1,462,780
State of South Carolina Public Service Authority, RB, Santee Cooper, Series A, 5.50%, 12/01/54	6,180	7,280,411
State of South Carolina Public Service Authority, Refunding RB, Series E, 5.25%, 12/01/55	3,135	3,694,848

		16,096,125
Tennessee — 0.6%
City of Chattanooga Tennessee Health Educational & Housing Facility Board, RB, Catholic Health Initiatives, Series A, 5.25%, 1/01/45	995	1,108,878
Metropolitan Government Nashville & Davidson County Health & Educational Facilities Board, RB, Vanderbilt University Medical Center, Series A, 5.00%, 7/01/46	690	796,260

		1,905,138
Texas — 6.9%
Central Texas Regional Mobility Authority, Refunding RB, Senior Lien, 6.25%, 1/01/21 (c)	2,140	2,573,050
City of Dallas Texas Waterworks & Sewer System Revenue, Refunding RB:
5.00%, 10/01/20 (c)	235	269,987
5.00%, 10/01/35	275	312,909
City of Houston Texas Airport System, Refunding ARB, United Airlines, Inc. Terminal E Project, AMT, 5.00%, 7/01/29	965	1,078,397
Clifton Higher Education Finance Corp., RB, Idea Public Schools, 6.00%, 8/15/43	745	891,430
County of Fort Bend Texas Industrial Development Corp., RB, NRG Energy Project, Series B, 4.75%, 11/01/42	670	711,466
County of Harris Texas Cultural Education Facilities Finance Corp., RB, 1st Mortgage, Brazos Presbyterian Homes, Inc. Project, Series B, 7.00%, 1/01/48	455	597,219
County of Harris Texas Health Facilities Development Corp., Refunding RB, Memorial Hermann Healthcare System, Series B, 7.25%, 12/01/18 (c)	2,000	2,261,220
North Texas Tollway Authority, Refunding RB, Series A:
1st Tier System, 6.25%, 1/01/19 (c)	5,690	6,332,515
1st Tier System, 6.25%, 1/01/39	1,310	1,440,659
5.00%, 1/01/38	925	1,063,140

Municipal Bonds	Par (000)	Value
Texas (continued)
Texas Private Activity Bond Surface Transportation Corp., RB, Senior Lien:
LBJ Infrastructure Group LLC, 7.00%, 6/30/40	$2,000	$2,359,540
NTE Mobility Partners LLC, North Tarrant Express Managed Lanes Project, 6.88%, 12/31/39	2,775	3,224,217

		23,115,749
Utah — 0.9%
City of Riverton Utah, RB, IHC Health Services, Inc., 5.00%, 8/15/41	2,780	3,004,263
Virginia — 2.6%
County of Fairfax Virginia EDA, Refunding RB, Goodwin House, Inc. (c):
5.13%, 10/01/17	500	520,035
5.13%, 10/01/17	3,440	3,577,841
Virginia Small Business Financing Authority, RB, Senior Lien, Elizabeth River Crossings OpCo LLC Project, AMT:
5.25%, 1/01/32	1,615	1,814,630
6.00%, 1/01/37	2,365	2,753,262

		8,665,768
Washington — 2.3%
Port of Seattle Washington, RB, Series C, AMT, 5.00%, 4/01/40	755	856,699
Washington Health Care Facilities Authority, RB, Catholic Health Initiatives, Series A, 5.75%, 1/01/45	2,290	2,687,063
Washington Health Care Facilities Authority, Refunding RB, Catholic Health Initiatives, Series D, 6.38%, 10/01/36	3,700	4,031,372

		7,575,134
Wisconsin — 3.7%
State of Wisconsin, Refunding RB, Series A, 6.00%, 5/01/36	7,100	7,917,068
State of Wisconsin Health & Educational Facilities Authority, RB, Ascension Health Senior Credit Group, Series E, 5.00%, 11/15/33	2,465	2,732,872
Wisconsin Health & Educational Facilities Authority, Refunding RB, Medical College of Wisconsin, Inc., 4.00%, 12/01/46	1,810	1,904,554

		12,554,494
Total Municipal Bonds — 121.0%		406,205,833

Municipal Bonds Transferred to Tender Option Bond Trusts (e)
Alabama — 0.5%
Auburn University, Refunding RB, Series A, 4.00%, 6/01/41	1,680	1,810,284
California — 6.2%
Bay Area Toll Authority, Refunding RB, San Francisco Bay Area, Series F-1, 5.63%, 4/01/19 (c)	3,271	3,637,966
California Educational Facilities Authority, RB, University of Southern California, Series B, 5.25%, 10/01/18 (c)(f)	2,610	2,828,901
City & County of San Francisco California Public Utilities Commission, RB, Water Revenue, Series B, 5.00%, 11/01/19 (c)	9,480	10,602,811
Los Angeles Community College District California, GO, Election of 2001, Series A (AGM), 5.00%, 8/01/17 (c)	2,290	2,364,219
San Diego Community College District California, GO, Election of 2002, 5.25%, 8/01/19 (c)	1,077	1,202,275

		20,636,172

See Notes to Financial Statements.

SEMI-ANNUAL REPORT	OCTOBER 31, 2016	65

Schedule of Investments (continued)	BlackRock MuniVest Fund II, Inc. (MVT)

Municipal Bonds Transferred to Tender Option Bond Trusts (e)	Par (000)	Value
Colorado — 0.7%
Colorado Health Facilities Authority, Refunding RB, Catholic Health Initiatives, Series A, 5.50%, 7/01/34 (f)	$2,129	$2,346,472
Connecticut — 1.8%
Connecticut State Health & Educational Facility Authority, RB, Yale University, Series Z-3, 5.05%, 7/01/42	6,000	6,163,620
Florida — 1.9%
County of Miami-Dade Florida, RB, Water & Sewer System, 5.00%, 10/01/34	5,679	6,408,704
Illinois — 0.9%
State of Illinois Toll Highway Authority, RB, Senior Priority, Series B, 5.50%, 1/01/18 (c)	2,999	3,162,465
Maryland — 0.7%
State of Maryland Transportation Authority, RB, Transportation Facilities Project (AGM), 5.00%, 7/01/41	2,290	2,431,179
Massachusetts — 0.8%
Massachusetts School Building Authority, RB, Senior, Series B, 5.00%, 10/15/41	2,266	2,634,704
New Hampshire — 0.7%
New Hampshire Health & Education Facilities Authority, RB, Dartmouth College, 5.25%, 6/01/19 (c)(f)	2,009	2,226,996
New York — 8.0%
City of New York New York Municipal Water Finance Authority, Refunding RB, Water & Sewer System, 2nd General Resolution, Series DD:
5.00%, 6/15/18 (c)	927	986,294
5.00%, 6/15/37	5,372	5,714,074
City of New York New York Municipal Water Finance Authority, Refunding RB, Water & Sewer System, 2nd General Resolution, Series FF-2, 5.50%, 6/15/40	1,575	1,751,180
Hudson Yards Infrastructure Corp., RB, Fiscal 2012, Series A, 5.75%, 2/15/47 (f)	1,610	1,880,942
Metropolitan Transportation Authority, Refunding RB, Series C-1, 5.25%, 11/15/56	4,720	5,674,456
New York Liberty Development Corp., Refunding RB, 4 World Trade Center Project, 5.75%, 11/15/51 (f)	6,440	7,555,340
Port Authority of New York & New Jersey, Refunding ARB, 194th Series, 5.25%, 10/15/55	2,595	3,106,604

		26,668,890
North Carolina — 2.8%
North Carolina Capital Facilities Finance Agency, Refunding RB, Duke University Project:
Series A, 5.00%, 10/01/41	6,239	6,240,640
Series B, 5.00%, 10/01/55	2,550	2,989,900

		9,230,540
Ohio — 5.2%
Ohio Higher Educational Facility Commission, RB, Cleveland Clinic Health, Series A, 5.25%, 1/01/33	2,400	2,515,680
State of Ohio, Refunding RB, Cleveland Clinic Health System Obligated Group, Series A, 5.50%, 1/01/39	13,843	15,077,611

		17,593,291

Municipal Bonds Transferred to Tender Option Bond Trusts (e)	Par (000)	Value
South Carolina — 1.6%
South Carolina Public Service Authority, Refunding RB, Series A (c):
5.50%, 1/01/19 (f)	$398	$436,668
5.50%, 1/01/19	4,603	5,049,117

		5,485,785
Texas — 2.8%
City of San Antonio Texas Public Service Board, RB, Electric & Gas Systems, Junior Lien, 5.00%, 2/01/43	2,520	2,912,314
County of Harris Texas Metropolitan Transit Authority, Refunding RB, Series A, 5.00%, 11/01/41	3,400	3,917,412
Texas Department of Housing & Community Affairs, RB, S/F Housing Mortgage, Series B, AMT, 5.25%, 9/01/32	516	519,047
University of Texas, Refunding RB, Financing System, Series B, 5.00%, 8/15/43	1,831	2,155,916

		9,504,689
Washington — 5.2%
Central Puget Sound Regional Transit Authority, RB, Series A (c):
5.00%, 11/01/17	4,500	4,692,330
5.00%, 11/01/17	4,500	4,692,330
(AGM), 5.00%, 11/01/17	7,693	8,022,258

		17,406,918
Wisconsin — 0.8%
Wisconsin Health & Educational Facilities Authority, Refunding RB, Froedtert & Community Health, Inc., Obligated Group, Series C, 5.25%, 4/01/39 (f)	2,499	2,676,995
Total Municipal Bonds Transferred to Tender Option Bond Trusts — 40.6%		136,387,704
Total Long-Term Investments (Cost — $492,717,659) — 161.6%		542,593,537

Short-Term Securities	Shares
BlackRock Liquidity Funds, MuniCash, Institutional Class, 0.44% (g)(h)	1,381,488	1,381,626
Total Short-Term Securities (Cost — $1,381,488) — 0.4%		1,381,626
Total Investments (Cost — $494,099,147) — 162.0%		543,975,163
Other Assets Less Liabilities — 1.7%		5,783,507
Liability for TOB Trust Certificates, Including Interest Expense and Fees Payable — (22.0)%		(73,950,825)
VMTP Shares, at Liquidation Value — (41.7)%		(140,000,000)

Net Assets Applicable to Common Shares — 100.0%		$335,807,845

Notes to Schedule of Investments

(a)	Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(b)	Zero-coupon bond.

(c)	U.S. Government securities, held in escrow, are used to pay interest on this security, as well as to retire the bond in full at the date indicated, typically at a premium to par.

See Notes to Financial Statements.

66	SEMI-ANNUAL REPORT	OCTOBER 31, 2016

Schedule of Investments (continued)	BlackRock MuniVest Fund II, Inc. (MVT)

(d)	Step-up bond that pays an initial coupon rate for the first period and then a higher coupon rate for the following periods. Rate as of period end.

(e)	Represent bonds transferred to a TOB Trust in exchange of cash and residual certificates received by the Fund. These bonds serve as collateral in a secured borrowing. See Note 4 of the Notes to Financial Statements for details.

(f)	All or a portion of security is subject to a recourse agreement. The aggregate maximum potential amount the Fund could ultimately be required to pay under the agreements, which expire between January 1, 2017 to November 15, 2019, is $13,391,469. See Note 4 of the Notes to Financial Statements for details.

(g)	Current yield as of period end.

(h)	During the six months ended October 31, 2016, investments in issuers considered to be an affiliate of the Fund for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate	Shares Held at April 30, 2016	Net Activity	Shares Held at October 31, 2016	Value at October 31, 2016	Income	Realized Gain/Capital Gain
BlackRock Liquidity Funds, MuniCash, Institutional Class	1,981,652	(600,164)	1,381,488	$1,381,626	$2,919	$1,038

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts
Contracts Short	Issue	Expiration	Notional Value	Unrealized Appreciation
(6)	5-Year U.S. Treasury Note	December 2016	$724,781	$5,431
(35)	10-Year U.S. Treasury Note	December 2016	$4,536,875	62,589
(35)	Long U.S. Treasury Bond	December 2016	$5,695,156	243,476
(7)	Ultra U.S. Treasury Bond	December 2016	$1,231,563	71,384
Total				$382,880

Derivative Financial Instruments Outstanding as of Period End

As of period end, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:

Assets — Derivative Financial Instruments		Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Futures contracts	Net unrealized appreciation[1]	—	—	—	—	$382,880	—	$382,880

[1]    Includes cumulative appreciation (depreciation) on futures contracts, if any, as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statements of Assets and Liabilities.

For the six months ended October 31, 2016, the effect of derivative financial instruments in the Statements of Operations was as follows:

Net Realized Gain (Loss) from:	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Futures contracts	—	—	—	—	$278,670	—	$278,670
Net Change in Unrealized Appreciation (Depreciation) on:
Futures contracts	—	—	—	—	$282,847	—	$282,847

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts:
Average notional value of contracts — short	$12,856,039

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of investments and derivative financial instruments. For information about the Fund’s policy regarding valuation of investments and derivative financial instruments, refer to the Notes to Financial Statements.

See Notes to Financial Statements.

SEMI-ANNUAL REPORT	OCTOBER 31, 2016	67

Schedule of Investments (concluded)	BlackRock MuniVest Fund II, Inc. (MVT)

The following tables summarize the Fund’s investments and derivative financial instruments categorized in the disclosure hierarchy:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments[1]	—	$542,593,537	—	$542,593,537
Short-Term Securities	$1,381,626	—	—	1,381,626

Total	$1,381,626	$542,593,537	—	$543,975,163

Derivative Financial Instruments[2]
Assets:
Interest rate contracts	$382,880	—	—	$382,880
[1] See above Schedule of Investments for values in each state.
[2] Derivative financial instruments are futures contracts which are valued at the unrealized appreciation (depreciation) on the instrument.

The Fund may hold assets and/or liabilities in which the fair value approximates the carrying amount for financial statement purposes. As of period end, such assets and/or liabilities are categorized within the disclosure hierarchy as follows:

	Level 1	Level 2	Level 3	Total
Assets:
Cash pledged for futures contracts	$216,050	—	—	$216,050
Liabilities:
TOB Trust Certificates	—	$(73,814,588)	—	(73,814,588)
VMTP Shares at Liquidation Value	—	(140,000,000)	—	(140,000,000)

Total	$216,050	$(213,814,588)	—	$(213,598,538)

During the six months ended October 31, 2016, there were no transfers between levels.

See Notes to Financial Statements.

68	SEMI-ANNUAL REPORT	OCTOBER 31, 2016

Statements of Assets and Liabilities

October 31, 2016 (Unaudited)	BlackRock MuniAssets Fund, Inc. (MUA)	BlackRock MuniEnhanced Fund, Inc. (MEN)	BlackRock MuniHoldings Fund, Inc. (MHD)	BlackRock MuniHoldings Fund II, Inc. (MUH)

Assets
Investments at value — unaffiliated[1]	$577,257,403	$571,022,293	$398,078,544	$287,981,071
Investments at value — affiliated[2]	165,111	1,191,451	864,761	1,171,159
Cash pledged for futures contracts	144,950	391,900	201,550	140,200
Receivables:
Interest — unaffiliated	10,030,530	7,396,312	5,656,212	4,047,307
Investments sold — unaffiliated	1,175,450	960,000	23,861	24,336
Dividends — affiliated	216	511	475	618
Prepaid expenses	3,412	63,621	15,365	15,174

Total assets	588,777,072	581,026,088	404,840,768	293,379,865

Accrued Liabilities
Payables:
Income dividends — Common Shares	2,064,337	1,675,110	1,147,213	842,893
Investments purchased — unaffiliated	651,104	5,791,094	1,258,229	910,426
Investment advisory fees	274,552	244,235	188,451	136,486
Interest expense and fees	134,438	128,315	118,756	92,324
Variation margin on futures contracts	18,672	51,422	27,859	19,141
Officer’s and Directors’ fees	5,153	5,410	3,300	2,380
Other accrued expenses	180,286	160,314	124,101	105,046

Total accrued liabilities	3,328,542	8,055,900	2,867,909	2,108,696

Other Liabilities
TOB Trust Certificates	66,086,523	65,110,308	67,744,850	52,164,040
VRDP Shares, at liquidation value of $100,000 per share, net of deferred offering costs[3,4]	—	142,302,234	—	—
VMTP Shares, at liquidation value of $100,000 per share[3,4]	—	—	83,700,000	55,000,000

Total other liabilities	66,086,523	207,412,542	151,444,850	107,164,040

Total liabilities	69,415,065	215,468,442	154,312,759	109,272,736

Net Assets Applicable to Common Shareholders	$519,362,007	$365,557,646	$250,528,009	$184,107,129

Net Assets Applicable to Common Shareholders Consist of
Paid-in capital[5,6,7]	$481,580,077	$314,616,217	$211,180,033	$155,626,665
Undistributed net investment income	786,107	5,164,007	1,827,130	2,238,856
Accumulated net realized loss	(12,860,909)	(8,117,883)	(1,948,692)	(2,015,431)
Net unrealized appreciation (depreciation)	49,856,732	53,895,305	39,469,538	28,257,039

Net Assets Applicable to Common Shareholders	$519,362,007	$365,557,646	$250,528,009	$184,107,129

Net asset value per Common Share	$14.47	$12.33	$17.69	$16.27

[1] Investments at cost — unaffiliated	$527,633,426	$517,779,728	$358,940,950	$259,953,117
[2] Investments at cost — affiliated	$165,101	$1,191,332	$864,675	$1,171,042
[3] Preferred Shares outstanding, par value $0.10 per share	—	1,425	837	550
[4] Preferred Shares authorized, including Auction Market Preferred Shares (“AMPS”)	—	8,905	5,837	4,030
[5] Par value per Common Share	$0.10	$0.10	$0.10	$0.10
[6] Common Shares outstanding	35,893,267	29,644,041	14,163,045	11,313,998
[7] Common Shares authorized	200,000,000	199,991,095	199,994,163	199,995,970

See Notes to Financial Statements.

SEMI-ANNUAL REPORT	OCTOBER 31, 2016	69

Statements of Assets and Liabilities

October 31, 2016 (Unaudited)	BlackRock MuniHoldings Quality Fund, Inc. (MUS)	BlackRock Muni Intermediate Duration Fund, Inc. (MUI)	BlackRock MuniVest Fund II, Inc. (MVT)

Assets
Investments at value — unaffiliated[1]	$300,611,527	$937,579,722	$542,593,537
Investments at value — affiliated[2]	1,556,710	12,882,809	1,381,626
Cash pledged for futures contracts	126,150	442,900	216,050
Receivables:
Interest — unaffiliated	4,374,194	13,189,812	8,501,399
Investments sold — unaffiliated	465,538	2,915,000	863,422
Dividends — affiliated	478	4,804	668
Prepaid expenses	15,235	17,419	15,686

Total assets	307,149,832	967,032,466	553,572,388

Accrued Liabilities
Payables:
Investments purchased — unaffiliated	4,100,720	2,169,940	1,723,671
Income dividends — Common Shares	878,538	2,125,443	1,669,409
Investment advisory fees	136,794	450,194	234,095
Interest expense and fees	42,933	112,114	136,237
Variation margin on futures contracts	15,297	45,452	28,265
Officer’s and Directors’ fees	2,572	276,312	4,595
Other accrued expenses	105,943	216,300	153,683

Total accrued liabilities	5,282,797	5,395,755	3,949,955

Other Liabilities
TOB Trust Certificates	25,313,395	63,101,848	73,814,588
VMTP Shares, at liquidation value of $100,000 per share[3,4]	87,000,000	287,100,000	140,000,000

Total other liabilities	112,313,395	350,201,848	213,814,588

Total liabilities	117,596,192	355,597,603	217,764,543

Net Assets Applicable to Common Shareholders	$189,553,640	$611,434,863	$335,807,845

Net Assets Applicable to Common Shareholders Consist of
Paid-in capital[5,6,7]	$175,203,065	$543,452,920	$286,796,232
Undistributed net investment income	2,223,512	3,202,832	2,393,519
Undistributed net realized gain (accumulated net realized loss)	(15,108,024)	1,924,109	(3,640,802)
Net unrealized appreciation (depreciation)	27,235,087	62,855,002	50,258,896

Net Assets Applicable to Common Shareholders	$189,553,640	$611,434,863	$335,807,845

Net asset value per Common Share	$14.56	$15.97	$15.89

[1] Investments at cost — unaffiliated	$273,558,784	$875,399,329	$492,717,659
[2] Investments at cost — affiliated	$1,556,554	$12,881,708	$1,381,488
[3] Preferred Shares outstanding, par value $0.10 per share	870	2,871	1,400
[4] Preferred Shares authorized, including Auction Market Preferred Shares (“AMPS”)	6,230	15,671	8,400
[5] Par value per Common Share	$0.10	$0.10	$0.10
[6] Common Shares outstanding	13,015,375	38,296,266	21,131,656
[7] Common Shares authorized	199,993,770	199,984,329	199,991,600

See Notes to Financial Statements.

70	SEMI-ANNUAL REPORT	OCTOBER 31, 2016

Statements of Operations

Six Months Ended October 31, 2016 (Unaudited)	BlackRock MuniAssets Fund, Inc. (MUA)	BlackRock MuniEnhanced Fund, Inc. (MEN)	BlackRock MuniHoldings Fund, Inc. (MHD)	BlackRock MuniHoldings Fund II, Inc. (MUH)

Investment Income
Interest — unaffiliated	$15,056,159	$12,709,648	$9,060,231	$6,584,954
Dividends — affiliated	2,151	3,339	2,798	3,119

Total income	15,058,310	12,712,987	9,063,029	6,588,073

Expenses
Investment advisory	1,638,764	1,466,141	1,119,490	809,690
Professional	44,357	46,742	39,025	33,808
Accounting services	36,617	36,392	24,322	18,933
Transfer agent	32,155	20,775	13,793	12,480
Officer and Directors	27,277	20,392	13,619	9,962
Custodian	13,520	13,809	9,395	6,950
Registration	7,805	6,445	5,318	5,318
Printing	6,108	6,047	4,966	4,391
Rating agency	—	19,150	19,121	19,107
Miscellaneous	29,489	26,001	24,081	21,790

Total expenses excluding interest expense, fees and amortization of offering costs	1,836,092	1,661,894	1,273,130	942,429
Interest expense, fees and amortization of offering costs[1]	433,277	1,432,355	1,035,841	722,603

Total expenses	2,269,369	3,094,249	2,308,971	1,665,032
Less:
Fees waived by the Manager	(627)	(930)	(828)	(820)
Fees paid indirectly	(60)	(2)	(30)	—

Total expenses after fees waived and paid indirecly	2,268,682	3,093,317	2,308,113	1,664,212

Net investment income	12,789,628	9,619,670	6,754,916	4,923,861

Realized and Unrealized Gain (Loss)
Net realized gain (loss) from:
Investments — unaffiliated	(7,469,159)	1,012,452	370,412	181,241
Investments — affiliated	25	20	20	14
Futures contracts	306,265	79,817	315,342	276,618
Capital gain distributions from investment companies — affiliated	1,167	685	589	1,486

	(7,161,702)	1,092,974	686,363	459,359

Net change in unrealized appreciation (depreciation) on:
Investments — unaffiliated	7,623,607	(6,547,413)	(4,429,207)	(3,142,708)
Investments — affiliated	10	119	86	117
Futures contracts	65,535	541,271	204,630	170,680

	7,689,152	(6,006,023)	(4,224,491)	(2,971,911)

Net realized and unrealized gain (loss)	527,450	(4,913,049)	(3,538,128)	(2,512,552)

Net Increase in Net Assets Applicable to Common Shareholders Resulting from Operations	$13,317,078	$4,706,621	$3,216,788	$2,411,309

[1] Related to TOB Trusts, VRDP Shares and/or VMTP Shares.

See Notes to Financial Statements.

SEMI-ANNUAL REPORT	OCTOBER 31, 2016	71

Statements of Operations

Six Months Ended October 31, 2016 (Unaudited)	BlackRock MuniHoldings Quality Fund, Inc. (MUS)	BlackRock Muni Intermediate Duration Fund, Inc. (MUI)	BlackRock MuniVest Fund II, Inc. (MVT)

Investment Income
Interest — unaffiliated	$6,716,043	$18,286,489	$12,827,298
Dividends — affiliated	1,083	13,236	2,919

Total income	6,717,126	18,299,725	12,830,217

Expenses
Investment advisory	847,571	2,701,209	1,398,041
Professional	36,134	60,395	45,263
Accounting services	21,911	56,116	31,857
Transfer agent	11,923	25,193	17,069
Officer and Directors	10,295	40,513	18,202
Custodian	8,153	22,051	12,833
Registration	5,318	8,348	5,435
Printing	4,418	8,123	5,863
Rating agency	19,123	19,222	19,149
Miscellaneous	18,122	29,778	23,437

Total expenses excluding interest expense, fees and amortization of offering costs	982,968	2,970,948	1,577,149
Interest expense, fees and amortization of offering costs[1]	831,047	2,585,501	1,529,019

Total expenses	1,814,015	5,556,449	3,106,168
Less:
Fees waived by the Manager	(20,871)	(2,921)	(811)
Fees paid indirectly	(19)	(17)	(166)

Total expenses after fees waived and paid indirectly	1,793,125	5,553,511	3,105,191

Net investment income	4,924,001	12,746,214	9,725,026

Realized and Unrealized Gain (Loss)
Net realized gain (loss) from:
Investments — unaffiliated	179,968	618,205	(912,078)
Investments — affiliated	20	36	32
Futures contracts	93,428	485,825	278,670
Capital gain distributions from investment companies — affiliated	—	10,454	1,006

	273,416	1,114,520	(632,370)

Net change in unrealized appreciation (depreciation) on:
Investments — unaffiliated	(3,701,807)	(8,872,682)	(5,106,347)
Investments — affiliated	156	1,101	138
Futures contracts	132,651	418,871	282,847

	(3,569,000)	(8,452,710)	(4,823,362)

Net realized and unrealized loss	(3,295,584)	(7,338,190)	(5,455,732)

Net Increase in Net Assets Applicable to Common Shareholders Resulting from Operations	$1,628,417	$5,408,024	$4,269,294

[1] Related to TOB Trusts and/or VMTP Shares.

See Notes to Financial Statements.

72	SEMI-ANNUAL REPORT	OCTOBER 31, 2016

Statements of Changes in Net Assets

	BlackRock MuniAssets Fund, Inc. (MUA)
Increase (Decrease) in Net Assets:	Six Months Ended October 31, 2016 (Unaudited)	Year Ended April 30, 2016

Operations
Net investment income	$12,789,628	$25,706,748
Net realized gain (loss)	(7,161,702)	1,159,369
Net change in unrealized appreciation (depreciation)	7,689,152	11,331,196

Net increase in net assets resulting from operations	13,317,078	38,197,313

Distributions to Shareholders[1]
From net investment income	(12,465,092)	(26,444,665)

Capital Share Transactions
Reinvestment of distributions	812,598	603,849

Net Assets
Total increase in net assets	1,664,584	12,356,497
Beginning of period	517,697,423	505,340,926

End of period	$519,362,007	$517,697,423

Undistributed net investment income, end of period	$786,107	$461,571

	BlackRock MuniEnhanced Fund, Inc. (MEN)		BlackRock MuniHoldings Fund, Inc. (MHD)
Increase (Decrease) in Net Assets Applicable to Common Shareholders:	Six Months Ended October 31, 2016 (Unaudited)	Year Ended April 30, 2016	Six Months Ended October 31, 2016 (Unaudited)	Year Ended April 30, 2016

Operations
Net investment income	$9,619,670	$20,603,138	$6,754,916	$14,211,504
Net realized gain (loss)	1,092,974	267,604	686,363	(788,818)
Net change in unrealized appreciation (depreciation)	(6,006,023)	7,915,622	(4,224,491)	6,631,201

Net increase in net assets applicable to Common Shareholders resulting from operations	4,706,621	28,786,364	3,216,788	20,053,887

Distributions to Common Shareholders[1]
From net investment income	(10,160,433)	(21,467,683)	(6,949,724)	(14,977,381)

Capital Share Transactions
Reinvestment of common distributions	669,394	320,819	397,132	141,585

Net Assets Applicable to Common Shareholders
Total increase (decrease) in net assets applicable to Common Shareholders	(4,784,418)	7,639,500	(3,335,804)	5,218,091
Beginning of period	370,342,064	362,702,564	253,863,813	248,645,722

End of period	$365,557,646	$370,342,064	$250,528,009	$253,863,813

Undistributed net investment income, end of period	$5,164,007	$5,704,770	$1,827,130	$2,021,938

[1] Distributions for annual periods determined in accordance with federal income tax regulations.

See Notes to Financial Statements.

SEMI-ANNUAL REPORT	OCTOBER 31, 2016	73

Statements of Changes in Net Assets

	BlackRock MuniHoldings Fund II, Inc. (MUH)		BlackRock MuniHoldings Fund, Inc. (MUS)
Increase (Decrease) in Net Assets Applicable to Common Shareholders:	Six Months Ended October 31, 2016 (Unaudited)	Year Ended April 30, 2016	Six Months Ended October 31, 2016 (Unaudited)	Year Ended April 30, 2016

Operations
Net investment income	$4,923,861	$10,317,643	$4,924,001	$10,353,759
Net realized gain (loss)	459,359	(190,418)	273,416	(169,645)
Net change in unrealized appreciation (depreciation)	(2,971,911)	3,796,031	(3,569,000)	3,870,246

Net increase in net assets applicable to Common Shareholders resulting from operations	2,411,309	13,923,256	1,628,417	14,054,360

Distributions to Common Shareholders[1]
From net investment income	(5,088,217)	(10,584,214)	(5,270,287)	(10,537,871)

Capital Share Transactions
Reinvestment of common distributions	230,726	—	85,253	—

Net Assets Applicable to Common Shareholders
Total increase (decrease) in net assets applicable to Common Shareholders	(2,446,182)	3,339,042	(3,556,617)	3,516,489
Beginning of period	186,553,311	183,214,269	193,110,257	189,593,768

End of period	$184,107,129	$186,553,311	$189,553,640	$193,110,257

Undistributed net investment income, end of period	$2,238,856	$2,403,212	$2,223,512	$2,569,798

	BlackRock Muni Intermediate Duration Fund, Inc. (MUI)		BlackRock MuniVest Fund II, Inc. (MVT)
Increase (Decrease) in Net Assets Applicable to Common Shareholders:	Six Months Ended October 31, 2016 (Unaudited)	Year Ended April 30, 2016	Six Months Ended October 31, 2016 (Unaudited)	Year Ended April 30, 2016

Operations
Net investment income	$12,746,214	$27,875,664	$9,725,026	$20,552,412
Net realized gain (loss)	1,114,520	6,632,300	(632,370)	519,481
Net change in unrealized appreciation (depreciation)	(8,452,710)	13,784,860	(4,823,362)	3,314,874

Net increase in net assets applicable to Common Shareholders resulting from operations	5,408,024	48,292,824	4,269,294	24,386,767

Distributions to Common Shareholders[1]
From net investment income	(12,944,138)	(29,717,903)	(10,090,580)	(21,039,048)
From net realized gain	—	(7,044,253)	—	—

Decrease in net assets resulting from distributions to shareholders	(12,944,138)	(36,762,156)	(10,090,580)	(21,039,048)

Capital Share Transactions
Reinvestment of common distributions	—	—	876,456	1,084,558

Net Assets Applicable to Common Shareholders
Total increase (decrease) in net assets applicable to Common Shareholders	(7,536,114)	11,530,668	(4,944,830)	4,432,277
Beginning of period	618,970,977	607,440,309	340,752,675	336,320,398

End of period	$611,434,863	$618,970,977	$335,807,845	$340,752,675

Undistributed net investment income, end of period	$3,202,832	$3,400,756	$2,393,519	$2,759,073

[1] Distributions for annual periods determined in accordance with federal income tax regulations.

See Notes to Financial Statements.

74	SEMI-ANNUAL REPORT	OCTOBER 31, 2016

Statements of Cash Flows

Six Months Ended October 31, 2016 (Unaudited)	BlackRock MuniAssets Fund, Inc. (MUA)	BlackRock MuniEnhanced Fund, Inc. (MEN)	BlackRock MuniHoldings Fund, Inc. (MHD)	BlackRock MuniHoldings Fund II, Inc. (MUH)

Cash Provided by (Used for) Operating Activities
Net increase in net assets resulting from operations	$13,317,078	$4,706,621	$3,216,788	$2,411,309
Adjustments to reconcile net increase in net assets resulting from operations to net cash provided by (used for) operating activities:
Proceeds from sales of long-term investments	30,214,327	24,721,772	14,441,333	11,754,080
Purchases of long-term investments	(35,798,774)	(23,630,273)	(23,316,683)	(17,935,003)
Net proceeds from sales (purchases) of short-term securities	4,131,040	942,043	711,188	(304,391)
Amortization of premium and accretion of discount on investments and other fees	37,131	(334,693)	111,909	(7,891)
Net realized (gain) loss on investments	7,469,134	(1,012,472)	(370,432)	(181,255)
Net unrealized (gain) loss on investments	(7,623,617)	6,547,294	4,429,121	3,142,591
(Increase) Decrease in Assets:
Cash pledged for futures contracts	99,000	(191,000)	(9,000)	(50,000)
Receivables:
Interest — unaffiliated	(140,266)	(50,207)	(53,303)	34,563
Dividends — affiliated	235	237	(283)	(538)
Prepaid expenses	13,699	18,212	18,043	(38,478)
Increase (Decrease) in Liabilities:
Payables:
Investment advisory fees	12,199	6,761	9,375	6,987
Interest expense and fees	96,246	90,645	90,084	69,951
Officer’s and Directors’ fees	385	1,151	428	281
Variation margin on futures contracts	(13,203)	23,469	609	6,547
Other accrued expenses	(7,466)	(13,614)	(17,524)	(16,167)

Net cash provided by (used for) operating activities	11,807,148	11,825,946	(738,347)	(1,107,414)

Cash Provided by (Used for) Financing Activities
Proceeds from TOB Trust Certificates	—	4,296,503	7,477,032	6,076,172
Repayments of TOB Trust Certificates	—	(6,345,855)	(21,045)	(15,235)
Proceeds from Loan for TOB Trust Certificates	—	1,894,812	21,045	15,235
Repayments of Loan for TOB Trust Certificates	—	(1,894,812)	(21,045)	(15,235)
Cash dividends paid to Common Shareholders	(11,738,432)	(9,606,190)	(6,621,522)	(4,890,364)
Increase (decrease) in bank overdraft	(68,716)	(175,432)	(96,118)	(63,159)
Amortization of deferred offering costs	—	5,028	—	—

Net cash provided by (used for) financing activities	(11,807,148)	(11,825,946)	738,347	1,107,414

Cash
Net increase in cash	—	—	—	—
Cash at beginning of period	—	—	—	—

Cash at end of period	—	—	—	—

Supplemental Disclosure of Cash Flow Information
Cash paid during the period for interest expense	$337,031	$1,336,682	$945,757	$652,652

Non-Cash Financing Activities
Capital shares issued in reinvestment of distributions paid to Common Shareholders	812,598	669,394	397,132	230,727

See Notes to Financial Statements.

SEMI-ANNUAL REPORT	OCTOBER 31, 2016	75

Statements of Cash Flows

Six Months Ended October 31, 2016 (Unaudited)	BlackRock MuniHoldings Quality Fund, Inc. (MUS)	BlackRock Muni Intermediate Duration Fund, Inc. (MUI)	BlackRock MuniVest Fund II, Inc. (MVT)

Cash Provided by (Used for) Operating Activities
Net increase in net assets resulting from operations	$1,628,417	$5,408,024	$4,269,294
Adjustments to reconcile net increase in net assets resulting from operations to net cash provided by (used for) operating activities:
Proceeds from sales of long-term investments	16,475,766	20,931,339	17,787,446
Purchases of long-term investments	(18,536,311)	(23,106,685)	(24,435,521)
Net proceeds from sales (purchases) of short-term securities	(203,817)	(579,706)	600,026
Amortization of premium and accretion of discount on investments and other fees	386,282	2,940,014	547,970
Net realized (gain) loss on investments	(179,988)	(618,241)	912,046
Net unrealized (gain) loss on investments	3,701,651	8,871,581	5,106,209
(Increase) Decrease in Assets:
Cash pledged for futures contracts	(7,000)	49,000	(66,000)
Receivables:
Interest — unaffiliated	(4,557)	(553,254)	(10,748)
Dividends — affiliated	(172)	2,571	208
Prepaid expenses	(21,421)	23,821	20,881
Increase (Decrease) in Liabilities:
Payables:
Investment advisory fees	3,071	14,212	9,013
Interest expense and fees	28,825	82,665	100,257
Officer’s and Directors’ fees	345	18,635	574
Variation margin on futures contracts	6,852	(10,203)	8,265
Other accrued expenses	(15,776)	(8,461)	(14,419)

Net cash provided by (used for) operating activities	3,262,167	13,465,312	4,835,501

Cash Provided by (Used for) Financing Activities
Proceeds from TOB Trust Certificates	1,387,678	—	4,806,687
Repayments of TOB Trust Certificates	(502,847)	—	(187,138)
Proceeds from Loan for TOB Trust Certificates	502,679	—	—
Repayments of Loan for TOB Trust Certificates	(502,679)	—	—
Cash dividends paid to Common Shareholders	(5,184,652)	(13,135,619)	(9,294,280)
Decrease in bank overdraft	—	(329,693)	(160,770)
Amortization of deferred offering costs	—	—	—

Net cash provided by (used for) financing activities	(4,299,821)	(13,465,312)	(4,835,501)

Cash
Net decrease in cash	(1,037,654)	—	—
Cash at beginning of period	1,037,654	—	—

Cash at end of period	—	—	—

Supplemental Disclosure of Cash Flow Information
Cash paid during the period for interest expense	$802,222	$2,502,836	$1,428,762

Non-Cash Financing Activities
Capital shares issued in reinvestment of distributions paid to Common Shareholders	85,253	—	876,456

See Notes to Financial Statements.

76	SEMI-ANNUAL REPORT	OCTOBER 31, 2016

Financial Highlights	BlackRock MuniAssets Fund, Inc. (MUA)

	Six Months Ended October 31, 2016 (Unaudited)		Year Ended April 30,
			2016	2015	2014	2013	2012

Per Share Operating Performance
Net asset value, beginning of period	$14.45		$14.12	$13.56	$14.36	$13.47	$12.14

Net investment income[1]	0.36		0.72	0.73	0.77	0.77	0.76
Net realized and unrealized gain (loss)	0.01		0.35	0.59	(0.82)	0.90	1.32

Net increase (decrease) from investment operations	0.37		1.07	1.32	(0.05)	1.67	2.08

Distributions from net investment income[2]	(0.35)		(0.74)	(0.76)	(0.75)	(0.78)	(0.75)

Net asset value, end of period	$14.47		$14.45	$14.12	$13.56	$14.36	$13.47

Market price, end of period	$14.34		$14.74	$14.22	$12.85	$13.96	$13.15

Total Return[3]
Based on net asset value	2.53%	[4]	7.90%	10.11%	0.47%	12.70%	17.90%

Based on market price	(0.39)%	[4]	9.30%	17.02%	(2.06)%	12.22%	23.99%

Ratios to Average Net Assets
Total expenses	0.86%	[5]	0.81%	0.82%	0.82%	0.83%	0.77%

Total expenses after fees waived and paid indirectly	0.86%	[5]	0.81%	0.82%	0.82%	0.83%	0.77%

Total expenses after fees waived and paid indirectly and excluding interest expense and fees[6]	0.69%	[5]	0.70%	0.71%	0.70%	0.71%	0.70%

Net investment income	4.83%	[5]	5.09%	5.24%	5.84%	5.52%	6.00%

Supplemental Data
Net assets, end of period (000)	$519,362		$517,697	$505,341	$485,319	$513,923	$481,598

Borrowings outstanding, end of period (000)	$66,087		$66,087	$61,066	$71,145	$76,451	$61,510

Portfolio turnover rate	5%		18%	22%	19%	19%	28%

[1]	Based on average shares outstanding.

[2]	Distributions for annual periods determined in accordance with federal income tax regulations.

[3]

Total returns based on market price, which can be significantly greater or less than the net asset value, may result in substantially different returns. Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.

[4]	Aggregate total return.

[5]	Annualized.

[6]	Interest expense and fees relate to TOB Trusts. See Note 4 of the Notes to Financial Statements for details.

See Notes to Financial Statements.

SEMI-ANNUAL REPORT	OCTOBER 31, 2016	77

Financial Highlights	BlackRock MuniEnhanced Fund, Inc. (MEN)

	Six Months Ended October 31, 2016 (Unaudited)		Year Ended April 30,
			2016	2015	2014	2013		2012

Per Share Operating Performance
Net asset value, beginning of period	$12.52		$12.27	$11.94	$12.63	$12.12		$10.30

Net investment income[1]	0.32		0.70	0.71	0.73	0.71		0.69
Net realized and unrealized gain (loss)	(0.17)		0.28	0.35	(0.70)	0.50		1.82
Distributions to AMPS Shareholders from net investment income	—		—	—	—	—		(0.00)[2]

Net increase from investment operations	0.15		0.98	1.06	0.03	1.21		2.51

Distributions to Common Shareholders from net investment income[3]	(0.34)		(0.73)	(0.73)	(0.72)	(0.70)		(0.69)

Net asset value, end of period	$12.33		$12.52	$12.27	$11.94	$12.63		$12.12

Market price, end of period	$11.86		$12.55	$11.67	$11.27	$12.65		$11.66

Total Return Applicable to Common Shareholders[4]
Based on net asset value	1.20%	[5]	8.50%	9.49%	1.06%	10.16%		25.12%

Based on market price	(2.89)%	[5]	14.35%	10.33%	(4.76)%	14.69%		24.11%

Ratios to Average Net Assets Applicable to Common Shareholders
Total expenses	1.64%	[6]	1.44%	1.44%	1.50%	1.49%	[7]	1.70%	[7]

Total expenses after fees waived and paid indirectly	1.64%	[6]	1.44%	1.43%	1.50%	1.49%	[7]	1.70%	[7]

Total expenses after fees waived and paid indirectly and excluding interest expense, fees and amortization of offering costs[8]	0.88%	[6]	0.90%	0.91%	0.92%	0.96%	[7,9]	1.35%	[7,9]

Net investment income	5.10%	[6]	5.71%	5.76%	6.37%	5.65%	[7]	6.12%	[7]

Distributions to AMPS Shareholders	—		—	—	—	—		0.03%

Net investment income to Common Shareholders	5.10%	[6]	5.71%	5.76%	6.37%	5.65%		6.09%

Supplemental Data
Net assets applicable to Common Shareholders, end of period (000)	$365,558		$370,342	$362,703	$352,878	$373,259		$357,017

VRDP Shares outstanding at $100,000 liquidation value, end of period (000)	$142,500		$142,500	$142,500	$142,500	$142,500		$142,500

Asset coverage per VRDP Shares at $100,000 liquidation value, end of period	$356,532		$359,889	$354,528	$347,633	$361,936		$350,538

Borrowings outstanding, end of period (000)	$65,110		$67,160	$76,094	$73,379	$81,244		$69,282

Portfolio turnover rate	4%		10%	12%	16%	12%		22%

[1]	Based on average Common Shares outstanding.

[2]	Amount is greater than $(0.005) per share.

[3]	Distributions for annual periods determined in accordance with federal income tax regulations.

[4]

Total returns based on market price, which can be significantly greater or less than the net asset value, may result in substantially different returns. Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.

[5]	Aggregate total return.

[6]	Annualized.

[7]	Does not reflect the effect of dividends to AMPS Shareholders.

[8]	Interest expense, fees and amortization of offering costs related to TOBs and/or VRDP Shares. See Note 4 and Note 10 of the Notes to Financial Statements for details.

[9]

For the year ended April 30, 2013 and April 30, 2012, the total expense ratio after fees waived and paid indirectly and excluding interest expense, fees, amortization of offering costs, liquidity, and remarketing fees were 0.91% and 0.98%, respectively.

See Notes to Financial Statements.

78	SEMI-ANNUAL REPORT	OCTOBER 31, 2016

Financial Highlights	BlackRock MuniHoldings Fund, Inc. (MHD)

	Six Months Ended October 31, 2016 (Unaudited)		Year Ended April 30,
			2016	2015	2014	2013	2012

Per Share Operating Performance
Net asset value, beginning of period	$17.95		$17.59	$16.85	$18.12	$17.36	$14.67

Net investment income[1]	0.48		1.00	1.03	1.04	1.07	1.12
Net realized and unrealized gain (loss)	(0.25)		0.42	0.77	(1.22)	1.01	2.67
Distributions to VMTP Shareholders from net realized gain	—		—	—	—	(0.01)	—
Distributions to AMPS Shareholders from net investment income	—		—	—	—	—	(0.01)

Net increase (decrease) from investment operations	0.23		1.42	1.80	(0.18)	2.07	3.78

Distributions to Common Shareholders:[2]
From net investment income	(0.49)		(1.06)	(1.06)	(1.08)	(1.12)	(1.09)
From net realized gain	—		—	—	(0.01)	(0.19)	—

Total distributions to Common Shareholders	(0.49)		(1.06)	(1.06)	(1.09)	(1.31)	(1.09)

Net asset value, end of period	$17.69		$17.95	$17.59	$16.85	$18.12	$17.36

Market price, end of period	$16.75		$18.14	$17.25	$16.01	$18.20	$18.08

Total Return Applicable to Common Shareholders[3]
Based on net asset value	1.26%	[4]	8.65%	11.22%	(0.15)%	12.20%	26.57%

Based on market price	(5.12)%	[4]	11.91%	14.80%	(5.55)%	8.21%	33.28%

Ratios to Average Net Assets Applicable to Common Shareholders
Total expenses	1.78%	[5]	1.53%	1.50%	1.64%	1.60%	1.41%	[6]

Total expenses after fees waived and paid indirectly	1.78%	[5]	1.53%	1.50%	1.64%	1.60%	1.41%	[6]

Total expenses after fees waived and paid indirectly and excluding interest expense, fees and amortization of offering costs[7]	0.98%	[5]	0.99%	0.99%	1.04%	1.02%	1.09%	[6,8]

Net investment income	5.22%	[5]	5.75%	5.86%	6.48%	5.92%	6.95%	[6]

Distributions to AMPS Shareholders	—		—	—	—	—	0.09%

Net investment income to Common Shareholders	5.22%	[5]	5.75%	5.86%	6.48%	5.92%	6.86%

Supplemental Data
Net assets applicable to Common Shareholders, end of period (000)	$250,528		$253,864	$248,646	$238,113	$255,911	$243,989

VMTP Shares outstanding at $100,000 liquidation value, end of period (000)	$83,700		$83,700	$83,700	$83,700	$83,700	$83,700

Asset coverage per VMTP Shares at $100,000 liquidation value, end of period	$399,317		$403,302	$397,068	$384,484	$405,748	$391,505

Borrowings outstanding, end of period (000)	$67,745		$60,289	$56,784	$60,238	$69,753	$61,758

Portfolio turnover rate	4%		7%	11%	20%	16%	19%

[1]	Based on average Common Shares outstanding.

[2]	Distributions for annual periods determined in accordance with federal income tax regulations.

[3]

Total returns based on market price, which can be significantly greater or less than the net asset value, may result in substantially different returns. Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.

[4]	Aggregate total return.

[5]	Annualized.

[6]	Does not reflect the effect of dividends to AMPS Shareholders.

[7]	Interest expense, fees and amortization of offering costs related to TOBs and/or VMTP Shares. See Note 4 and Note 10 of the Notes to Financial Statements for details.

[8]

For the year ended April 30, 2012, the total expense ratio after fees waived and paid indirectly and excluding interest expense, fees, amortization of offering costs, liquidity and remarketing fees was 1.05%.

See Notes to Financial Statements.

SEMI-ANNUAL REPORT	OCTOBER 31, 2016	79

Financial Highlights	BlackRock MuniHoldings Fund II, Inc. (MUH)

	Six Months Ended October 31, 2016 (Unaudited)		Year Ended April 30,
			2016	2015	2014	2013	2012

Per Share Operating Performance
Net asset value, beginning of period	$16.51		$16.21	$15.61	$16.93	$16.23	$13.74

Net investment income[1]	0.44		0.91	0.93	0.95	0.98	1.03
Net realized and unrealized gain (loss)	(0.23)		0.33	0.64	(1.17)	0.93	2.45
Distributions to VMTP Shareholders from net realized gain	—		—	—	—	(0.01)	—
Distributions to AMPS Shareholders from net investment income	—		—	—	—	—	(0.01)

Net increase (decrease) from investment operations	0.21		1.24	1.57	(0.22)	1.90	3.47

Distributions to Common Shareholders:[2]
From net investment income	(0.45)		(0.94)	(0.97)	(1.00)	(1.04)	(0.98)
From net realized gain	—		—	—	(0.10)	(0.16)	—

Total distributions to Common Shareholders	(0.45)		(0.94)	(0.97)	(1.10)	(1.20)	(0.98)

Net asset value, end of period	$16.27		$16.51	$16.21	$15.61	$16.93	$16.23

Market price, end of period	$15.41		$16.23	$15.28	$14.84	$16.75	$16.46

Total Return Applicable to Common Shareholders[3]
Based on net asset value	1.26%	[4]	8.25%	10.64%	(0.40)%	11.99%	26.08%

Based on market price	(2.44)%	[4]	12.90%	9.71%	(4.30)%	9.25%	31.60%

Ratios to Average Net Assets Applicable to Common Shareholders
Total expenses	1.75%	[5]	1.50%	1.48%	1.61%	1.59%	1.37%	[6]

Total expenses after fees waived and paid indirectly	1.75%	[5]	1.50%	1.48%	1.61%	1.59%	1.37%	[6]

Total expenses after fees waived and paid indirectly and excluding interest expense, fees and amortization of offering costs[7]	0.99%	[5]	1.00%	1.00%	1.04%	1.03%	1.07%	[6,8]

Net investment income	5.18%	[5]	5.66%	5.76%	6.36%	5.81%	6.81%	[6]

Distributions to AMPS Shareholders	—		—	—	—	—	0.05%

Net investment income to Common Shareholders	5.18%	[5]	5.66%	5.76%	6.36%	5.81%	6.76%

Supplemental Data
Net assets applicable to Common Shareholders, end of period (000)	$184,107		$186,553	$183,214	$176,395	$191,366	$182,624

VMTP Shares outstanding at $100,000 liquidation value, end of period (000)	$55,000		$55,000	$55,000	$55,000	$55,000	$55,000

Asset coverage per VMTP Shares at $100,000 liquidation value, end of period	$434,740		$439,188	$433,117	$420,718	$447,938	$432,044

Borrowings outstanding, end of period (000)	$52,164		$46,103	$43,568	$48,497	$56,354	$48,273

Portfolio turnover rate	4%		7%	11%	18%	16%	18%

[1]	Based on average Common Shares outstanding.

[2]	Distributions for annual periods determined in accordance with federal income tax regulations.

[3]

Total returns based on market price, which can be significantly greater or less than the net asset value, may result in substantially different returns. Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.

[4]	Aggregate total return.

[5]	Annualized.

[6]	Does not reflect the effect of dividends to AMPS Shareholders.

[7]	Interest expense, fees and amortization of offering costs related to TOBs and/or VMTP Shares. See Note 4 and Note 10 of the Notes to Financial Statements for details.

[8]

For the year ended April 30, 2012, the total expense ratio after fees waived and paid indirectly and excluding interest expense, fees, amortization of offering costs, liquidity and remarketing fees was 1.03%.

See Notes to Financial Statements.

80	SEMI-ANNUAL REPORT	OCTOBER 31, 2016

Financial Highlights	BlackRock MuniHoldings Quality Fund, Inc. (MUS)

	Six Months Ended October 31, 2016 (Unaudited)		Year Ended April 30,
			2016	2015	2014	2013	2012

Per Share Operating Performance
Net asset value, beginning of period	$14.84		$14.57	$14.18	$15.31	$14.61	$12.48

Net investment income[1]	0.38		0.80	0.80	0.82	0.83	0.89
Net realized and unrealized gain (loss)	(0.25)		0.28	0.40	(1.13)	0.76	2.14
Distributions to AMPS Shareholders from net investment income	—		—	—	—	—	(0.01)

Net increase (decrease) from investment operations	0.13		1.08	1.20	(0.31)	1.59	3.02

Distributions to Common Shareholders from net investment income[2]	(0.41)		(0.81)	(0.81)	(0.82)	(0.89)	(0.89)

Net asset value, end of period	$14.56		$14.84	$14.57	$14.18	$15.31	$14.61

Market price, end of period	$13.56		$14.31	$13.32	$12.88	$14.92	$14.52

Total Return Applicable to Common Shareholders[3]
Based on net asset value	0.87%	[4]	8.24%	9.20%	(1.07)%	11.06%	24.96%

Based on market price	(2.58)%	[4]	14.09%	9.91%	(7.78)%	8.90%	25.90%

Ratios to Average Net Assets Applicable to Common Shareholders
Total expenses	1.86%	[5]	1.60%	1.59%	1.75%	1.80%	1.49%	[6]

Total expenses after fees waived and paid indirectly	1.83%	[5]	1.58%	1.57%	1.67%	1.72%	1.41%	[6]

Total expenses after fees waived and paid indirectly and excluding interest expense, fees and amortization of offering costs[7]	0.98%	[5]	0.99%	0.99%	0.99%	1.00%	1.06%	[6,8]

Net investment income	5.04%	[5]	5.49%	5.49%	6.00%	5.48%	6.50%	[6]

Distributions to AMPS Shareholders	—		—	—	—	—	0.08%

Net investment income to Common Shareholders	5.04%	[5]	5.49%	5.49%	6.00%	5.48%	6.42%

Supplemental Data
Net assets applicable to Common Shareholders, end of period (000)	$189,554		$193,110	$189,594	$184,479	$199,236	$189,567

VMTP Shares outstanding at $100,000 liquidation value, end of period (000)	$87,000		$87,000	$87,000	$87,000	$87,000	$87,000

Asset coverage per VMTP Shares at $100,000 liquidation value, end of period	$317,878		$321,966	$317,924	$312,045	$329,007	$317,893

Borrowings outstanding, end of period (000)	$25,313		$24,429	$21,937	$25,187	$48,934	$41,631

Portfolio turnover rate	6%		25%	11%	46%	34%	30%

[1]	Based on average Common Shares outstanding.

[2]	Distributions for annual periods determined in accordance with federal income tax regulations.

[3]

Total returns based on market price, which can be significantly greater or less than the net asset value, may result in substantially different returns. Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.

[4]	Aggregate total return.

[5]	Annualized.

[6]	Does not reflect the effect of dividends to AMPS Shareholders.

[7]	Interest expense, fees and amortization of offering costs related to TOBs and/or VMTP Shares. See Note 4 and Note 10 of the Notes to Financial Statements for details.

[8]

For the year ended April 30, 2012, the total expense ratio after fees waived and paid indirectly and excluding interest expense, fees, amortization of offering costs, liquidity and remarketing fees was 1.01%.

See Notes to Financial Statements.

SEMI-ANNUAL REPORT	OCTOBER 31, 2016	81

Financial Highlights	BlackRock Muni Intermediate Duration Fund, Inc. (MUI)

	Six Months Ended October 31, 2016 (Unaudited)		Year Ended April 30,
			2016	2015	2014	2013	2012

Per Share Operating Performance
Net asset value, beginning of period	$16.16		$15.86	$15.64	$16.60	$16.21	$14.45

Net investment income[1]	0.33		0.73	0.77	0.80	0.82	0.86
Net realized and unrealized gain (loss)	(0.18)		0.53	0.27	(0.85)	0.58	1.76
Distributions to VRDP Shareholders from net realized gain	—		—	—	—	(0.01)	—

Net increase (decrease) from investment operations	0.15		1.26	1.04	(0.05)	1.39	2.62

Distributions to Common Shareholders:[2]
From net investment income	(0.34)		(0.78)	(0.82)	(0.86)	(0.87)	(0.86)
From net realized gain	—		(0.18)	—	(0.05)	(0.13)	—

Total distributions to Common Shareholders	(0.34)		(0.96)	(0.82)	(0.91)	(1.00)	(0.86)

Net asset value, end of period	$15.97		$16.16	$15.86	$15.64	$16.60	$16.21

Market price, end of period	$14.48		$15.19	$14.47	$14.55	$16.12	$16.45

Total Return Applicable to Common Shareholders[3]
Based on net asset value	1.05%	[4]	9.04%	7.27%	0.50%	8.78%	18.74%

Based on market price	(2.53)%	[4]	12.27%	5.20%	(3.73)%	4.09%	27.56%

Ratios to Average Net Assets Applicable to Common Shareholders
Total expenses	1.77%	[5]	1.57%	1.52%	1.65%	1.91%	1.88%

Total expenses after fees waived and paid indirectly	1.77%	[5]	1.57%	1.52%	1.65%	1.91%	1.88%

Total expenses after fees waived and paid indirectly and excluding interest expense, fees and amortization of offering costs[6]	0.94%	[5]	0.94%	0.96%	1.00%	1.35% [7]	1.65% [7]

Net investment income to Common Shareholders	4.05%	[5]	4.61%	4.82%	5.28%	4.93%	5.58%

Supplemental Data
Net assets applicable to Common Shareholders, end of period (000)	$611,435		$618,971	$607,440	$599,066	$635,652	$617,437

VRDP Shares outstanding at $100,000 liquidation value, end of period (000)	—		—	—	—	—	$287,100

Asset coverage per VRDP Shares at $100,000 liquidation value, end of period	—		—	—	—	—	$315,060

VMTP Shares outstanding at $100,000 liquidation value, end of period (000)	$287,100		$287,100	$287,100	$287,100	$287,100	—

Asset coverage per VMTP Shares at $100,000 liquidation value, end of period	$312,969		$315,594	$311,578	$308,661	$321,405	—

Borrowings outstanding, end of period (000)	$63,102		$63,102	$52,932	$69,070	$105,939	$81,430

Portfolio turnover rate	2%		20%	18%	22%	16%	27%

[1]	Based on average Common Shares outstanding.

[2]	Distributions for annual periods determined in accordance with federal income tax regulations.

[3]

Total returns based on market price, which can be significantly greater or less than the net asset value, may result in substantially different returns. Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.

[4]	Aggregate total return.

[5]	Annualized.

[6]	Interest expense, fees and amortization of offering costs related to TOBs and/or VMTP Shares. See Note 4 and Note 10 of the Notes to Financial Statements for details.

[7]

For the years ended April 30, 2013 and April 30, 2012, the total expense ratio after fees waived and paid indirectly and excluding interest expense, fees, amortization of offering costs, liquidity and remarketing fees were 0.98% and 0.99%, respectively.

See Notes to Financial Statements.

82	SEMI-ANNUAL REPORT	OCTOBER 31, 2016

Financial Highlights	BlackRock MuniVest Fund II, Inc. (MVT)

	Six Months Ended October 31, 2016 (Unaudited)		Year Ended April 30,
			2016	2015	2014	2013	2012

Per Share Operating Performance
Net asset value, beginning of period	$16.17		$16.01	$15.45	$16.69	$15.91	$13.47

Net investment income[1]	0.46		0.98	0.99	1.03	1.06	1.12
Net realized and unrealized gain (loss)	(0.26)		0.18	0.61	(1.19)	0.82	2.41
Distributions to AMPS Shareholders from net investment income	—		—	—	—	—	(0.02)

Net increase (decrease) from investment operations	0.20		1.16	1.60	(0.16)	1.88	3.51

Distributions to Common Shareholders from net investment income[2]	(0.48)		(1.00)	(1.04)	(1.08)	(1.10)	(1.07)

Net asset value, end of period	$15.89		$16.17	$16.01	$15.45	$16.69	$15.91

Market price, end of period	$16.13		$17.38	$16.26	$15.16	$17.31	$16.75

Total Return Applicable to Common Shareholders[3]
Based on net asset value	1.14%	[4]	7.61%	10.65%	(0.37)%	11.95%	26.86%

Based on market price	(4.48)%	[4]	13.88%	14.52%	(5.74)%	10.28%	31.13%

Ratios to Average Net Assets Applicable to Common Shareholders
Total expenses	1.79%	[5]	1.52%	1.50%	1.63%	1.66%	1.41%	[6]

Total expenses after fees waived and paid indirectly	1.79%	[5]	1.52%	1.50%	1.63%	1.66%	1.41%	[6]

Total expenses after fees waived and paid indirectly and excluding interest expense, fees and amortization of offering costs[7]	0.91%	[5]	0.92%	0.92%	0.96%	0.96%	1.04%	[6,8]

Net investment income	5.62%	[5]	6.15%	6.17%	6.93%	6.43%	7.57%	[6]

Distributions to AMPS Shareholders	—		—	—	—	—	0.15%

Net investment income to Common Shareholders	5.62%	[5]	6.15%	6.17%	6.93%	6.43%	7.42%

Supplemental Data
Net assets applicable to Common Shareholders, end of period (000)	$335,808		$340,753	$336,320	$324,146	$348,998	$330,941

VMTP Shares outstanding at $100,000 liquidation value, end of period (000)	$140,000		$140,000	$140,000	$140,000	$140,000	$140,000

Asset coverage per VMTP Shares at $100,000 liquidation value, end of period	$339,863		$343,395	$340,229	$331,533	$349,284	$336,386

Borrowings outstanding, end of period (000)	$73,815		$69,195	$66,439	$66,715	$99,386	$88,540

Portfolio turnover rate	3%		6%	10%	17%	15%	13%

[1]	Based on average Common Shares outstanding.

[2]	Distributions for annual periods determined in accordance with federal income tax regulations.

[3]

Total returns based on market price, which can be significantly greater or less than the net asset value, may result in substantially different returns. Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.

[4]	Aggregate total return.

[5]	Annualized.

[6]	Does not reflect the effect of dividends to AMPS Shareholders.

[7]	Interest expense, fees and amortization of offering costs related to TOB Trusts and/or VMTP Shares. See Note 4 and Note 10 of the Notes to Financial Statements for details.

[8]

For the year ended April 30, 2012, the total expense ratio after fees waived and paid indirectly and excluding interest expense, fees, amortization of offering costs, liquidity and remarketing fees was 0.99%.

See Notes to Financial Statements.

SEMI-ANNUAL REPORT	OCTOBER 31, 2016	83

Notes to Financial Statements (Unaudited)

1. Organization:

The following are registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as closed-end management investment companies and are referred to herein collectively as the “Funds”, or individually, a “Fund”:

Fund Name	Herein Referred to As	Organized	Diversification Classification
BlackRock MuniAssets Fund, Inc.	MUA	Maryland	Non-diversified
BlackRock MuniEnhanced Fund, Inc.	MEN	Maryland	Non-diversified
BlackRock MuniHoldings Fund, Inc.	MHD	Maryland	Non-diversified
BlackRock MuniHoldings Fund II, Inc.	MUH	Maryland	Non-diversified
BlackRock MuniHoldings Quality Fund, Inc.	MUS	Maryland	Non-diversified
BlackRock Muni Intermediate Duration Fund, Inc.	MUI	Maryland	Non-diversified
BlackRock MuniVest Fund II, Inc.	MVT	Maryland	Non-diversified

The Boards of Directors of the Funds are collectively referred to throughout this report as the “Board of Directors” or the “Board,” and the directors thereof are collectively referred to throughout this report as “Directors.” The Funds determine and make available for publication the NAVs of their Common Shares on a daily basis.

The Funds, together with certain other registered investment companies advised by BlackRock Advisors, LLC (the “Manager”) or its affiliates, are included in a complex of closed-end funds referred to as the Closed-End Complex.

2. Significant Accounting Policies:

The financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), which may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements, disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. Each Fund is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. Below is a summary of significant accounting policies:

Segregation and Collateralization: In cases where a Fund enters into certain investments (e.g., futures contracts) or certain borrowings (e.g., TOB Trust transactions) that would be treated as “senior securities” for 1940 Act purposes, a Fund may segregate or designate on its books and records cash or liquid assets having a market value at least equal to the amount of its future obligations under such investments or borrowings. Doing so allows the investment or borrowing to be excluded from treatment as a “senior security.” Furthermore, if required by an exchange or counterparty agreement, the Funds may be required to deliver/deposit cash and/or securities to/with an exchange, or broker-dealer or custodian as collateral for certain investments or obligations.

Investment Transactions and Investment Income: For financial reporting purposes, investment transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on investment transactions are determined on the identified cost basis. Interest income, including amortization and accretion of premiums and discounts on debt securities, is recognized on the accrual basis.

Distributions: Distributions from net investment income are declared and paid monthly. Distributions of capital gains are recorded on the ex-dividend date and made at least annually. The character and timing of distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. Distributions to Preferred Shareholders are accrued and determined as described in Note 10.

Deferred Compensation Plan: Under the Deferred Compensation Plan (the “Plan”) approved by each Fund’s Board, the independent Directors (“Independent Directors”) may defer a portion of their annual complex-wide compensation. Deferred amounts earn an approximate return as though equivalent dollar amounts had been invested in common shares of certain other BlackRock Closed-End Funds selected by the Independent Directors. This has the same economic effect for the Independent Directors as if the Independent Directors had invested the deferred amounts directly in certain other BlackRock Closed-End Funds.

The Plan is not funded and obligations thereunder represent general unsecured claims against the general assets of each Fund, if applicable. Deferred compensation liabilities are included in officer’s and directors’ fees payable in the Statements of Assets and Liabilities and will remain as a liability of the Funds until such amounts are distributed in accordance with the Plan.

Recent Accounting Standard: The Funds have adopted the Financial Accounting Standards Board Accounting Standards Updates, “Simplifying the Presentation of Debt Issuance Costs.” Under the new standard, a Fund is required to present such costs in the Statements of Assets and Liabilities as a direct deduction from the carrying value of the related debt liability. This change in accounting policy had no impact on the net assets of the Funds.

84	SEMI-ANNUAL REPORT	OCTOBER 31, 2016

Notes to Financial Statements (continued)

The deferred offering costs that are now presented as a deduction from the VRDP Shares at liquidation value in the Statements of Assets and Liabilities and amortization included in interest expense, fees and amortization of offering costs in the Statements of Operations were as follows:

MEN
Deferred offering costs	$197,766
Amortization of deferred offering costs	$5,028

Indemnifications: In the normal course of business, a Fund enters into contracts that contain a variety of representations that provide general indemnification. A Fund’s maximum exposure under these arrangements is unknown because it involves future potential claims against a Fund, which cannot be predicted with any certainty.

Other: Expenses directly related to a Fund are charged to that Fund. Other operating expenses shared by several funds, including other funds managed by the Manager, are prorated among those funds on the basis of relative net assets or other appropriate methods.

Through May 31, 2016, the Funds had an arrangement with their custodian whereby credits were earned on uninvested cash balances, which could be used to reduce custody fees and/or overdraft charges. Credits previously earned may be utilized until December 31, 2016. Under current arrangements effective June 1, 2016, the Funds no longer earn credits on uninvested cash, and may incur charges on uninvested cash balances and overdrafts, subject to certain conditions.

3. Investment Valuation and Fair Value Measurements:

Investment Valuation Policies: The Funds’ investments are valued at fair value (also referred to as “market value” within the financial statements) as of the close of trading on the New York Stock Exchange (“NYSE”) (generally 4:00 p.m., Eastern time). U.S. GAAP defines fair value as the price the Funds would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The Funds determine the fair values of their financial instruments using various independent dealers or pricing services under policies approved by the Board. The BlackRock Global Valuation Methodologies Committee (the “Global Valuation Committee”) is the committee formed by management to develop global pricing policies and procedures and to oversee the pricing function for all financial instruments.

Fair Value Inputs and Methodologies: The following methods and inputs are used to establish the fair value of each Fund’s assets and liabilities:

•

Municipal investments (including commitments to purchase such investments on a “when-issued” basis) are valued on the basis of prices provided by dealers or pricing services. In determining the value of a particular investment, pricing services may use certain information with respect to transactions in such investments, quotations from dealers, pricing matrixes, market transactions in comparable investments and information with respect to various relationships between investments.

•	Investments in open-end U.S. mutual funds are valued at NAV each business day.

•	Futures contracts traded on exchanges are valued at their last sale price.

If events (e.g., a company announcement, market volatility or a natural disaster) occur that are expected to materially affect the value of such investments, or in the event that the application of these methods of valuation results in a price for an investment that is deemed not to be representative of the market value of such investment, or if a price is not available, the investment will be valued by the Global Valuation Committee, or its delegate, in accordance with a policy approved by the Board as reflecting fair value (“Fair Valued Investments”). When determining the price for Fair Valued Investments, the Global Valuation Committee, or its delegate, seeks to determine the price that each Fund might reasonably expect to receive or pay from the current sale or purchase of that asset or liability in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the Global Valuation Committee, or its delegate, deems relevant and consistent with the principles of fair value measurement. The pricing of all Fair Valued Investments is subsequently reported to the Board or a committee thereof on a quarterly basis.

Fair Value Hierarchy: Various inputs are used in determining the fair value of investments and derivative financial instruments. These inputs to valuation methodologies are categorized into a fair value hierarchy consisting of three broad levels for financial statement purposes as follows:

•	Level 1 — unadjusted price quotations in active markets/exchanges for identical assets or liabilities that each Fund has the ability to access

•

Level 2 — other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market–corroborated inputs)

•

Level 3 — unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including each Fund’s own assumptions used in determining the fair value of investments and derivative financial instruments)

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for

SEMI-ANNUAL REPORT	OCTOBER 31, 2016	85

Notes to Financial Statements (continued)

instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety. Investments classified within Level 3 have significant unobservable inputs used by the Global Valuation Committee in determining the price for Fair Valued Investments. Level 3 Investments include equity or debt issued by privately-held companies. There may not be a secondary market, and/or there are a limited number of investors. Level 3 investments may also be adjusted to reflect illiquidity and/or non-transferability, with the amount of such discount estimated by the Global Valuation Committee in the absence of market information.

Changes in valuation methodologies may result in transfers into or out of an assigned level within the hierarchy. In accordance with each Fund’s policy, transfers between different levels of the fair value hierarchy are deemed to have occurred as of the beginning of the reporting period. The categorization of a value determined for investments and derivative financial instruments is based on the pricing transparency of the investments and derivative financial instruments and is not necessarily an indication of the risks associated with investing in those securities.

4. Securities and Other Investments:

Zero-Coupon Bonds: Zero-coupon bonds are normally issued at a significant discount from face value and do not provide for periodic interest payments. These bonds may experience greater volatility in market value than other debt obligations of similar maturity which provide for regular interest payments.

Forward Commitments and When-Issued Delayed Delivery Securities: Certain Funds may purchase securities on a when-issued basis and may purchase or sell securities on a forward commitment basis. Settlement of such transactions normally occurs within a month or more after the purchase or sale commitment is made. A Fund may purchase securities under such conditions with the intention of actually acquiring them, but may enter into a separate agreement to sell the securities before the settlement date. Since the value of securities purchased may fluctuate prior to settlement, a Fund may be required to pay more at settlement than the security is worth. In addition, a Fund is not entitled to any of the interest earned prior to settlement. When purchasing a security on a delayed delivery basis, a Fund assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations. In the event of default by the counterparty, a Fund’s maximum amount of loss is the unrealized appreciation of unsettled when-issued transactions.

Municipal Bonds Transferred to TOB Trusts: Certain Funds leverage their assets through the use of “TOB Trust” transactions. The Funds transfer municipal bonds into a special purpose trust (a “TOB Trust”). A TOB Trust generally issues two classes of beneficial interests: short-term floating rate interests (“TOB Trust Certificates”), which are sold to third party investors, and residual inverse floating rate interests (“TOB Residuals”), which are generally issued to the participating funds that contributed the municipal bonds to the TOB Trust. The TOB Trust Certificates have interest rates that generally reset weekly and their holders have the option to tender such certificates to the TOB Trust for redemption at par and any accrued interest at each reset date. The TOB Residuals held by a Fund generally provide the Fund with the right to cause the holders of a proportional share of the TOB Trust Certificates to tender their certificates to the TOB Trust at par plus accrued interest. The Funds may withdraw a corresponding share of the municipal bonds from the TOB Trust. Other funds managed by the investment adviser may also contribute municipal bonds to a TOB Trust into which each Fund has contributed bonds. If multiple BlackRock advised funds participate in the same TOB Trust, the economic rights and obligations under the TOB Residuals will be shared among the funds ratably in proportion to their participation in the TOB Trust.

TOB Trusts are generally supported by a liquidity facility provided by a third party bank or other financial institution (the “Liquidity Provider”) that allows the holders of the TOB Trust Certificates to tender their certificates in exchange for payment of par plus accrued interest on any business day. The tendered TOB Trust Certificates may be purchased by the Liquidity Provider and are usually remarketed by a Remarketing Agent, which is typically an affiliated entity of the Liquidity Provider. The Remarketing Agent may also purchase the tendered TOB Trust Certificates for its own account in the event of a failed remarketing.

The TOB Trust may be collapsed without the consent of a Fund, upon the occurrence of tender option termination events (“TOTEs”) or mandatory termination events (“MTEs”), as defined in the TOB Trust agreements. TOTEs include the bankruptcy or default of the issuer of the municipal bonds held in the TOB Trust, a substantial downgrade in the credit quality of the issuer of the municipal bonds held in the TOB Trust, failure of any scheduled payment of principal or interest on the municipal bonds, and/or a judgment or ruling that interest on the municipal bond is subject to federal income taxation. MTEs may include, among other things, a failed remarketing of the TOB Trust Certificates, the inability of the TOB Trust to obtain renewal of the liquidity support agreement and a substantial decline in the market value of the municipal bonds held in the TOB Trust. Upon the occurrence of a TOTE or an MTE, the TOB Trust would be liquidated with the proceeds applied first to any accrued fees owed to the trustee of the TOB Trust, the Remarketing Agent and the Liquidity Provider. In the case of an MTE, after the payment of fees, the TOB Trust Certificates holders would be paid before the TOB Residuals holders (i.e., the Funds). In contrast, in the case of a TOTE, after payment of fees, the TOB Trust Certificates holders and the TOB Residuals holders would be paid pro rata in proportion to the respective face values of their certificates. During the six months ended October 31, 2016, no TOB Trusts in which a Fund participated were terminated without the consent of a Fund.

While a Fund’s investment policies and restrictions expressly permit investments in inverse floating rate securities, such as TOB Residuals, they generally restrict the ability of a Fund to borrow money for purposes of making investments. MUA, MEN and MVT management believes that a Fund’s restrictions on

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Notes to Financial Statements (continued)

borrowings do not apply to the Funds’ TOB Trust transactions. Each Fund’s transfer of the municipal bonds to a TOB Trust is considered a secured borrowing for financial reporting purposes. The cash received by the TOB Trust from the sale of the TOB Trust Certificates, less certain transaction expenses, is paid to a Fund. A Fund typically invests the cash received in additional municipal bonds. The municipal bonds deposited into a TOB Trust are presented in a Fund’s Schedule of Investments and the TOB Trust Certificates are shown in Other Liabilities in the Statements of Assets and Liabilities. Any loans drawn by the TOB Trust pursuant to the liquidity facility to purchase tendered TOB Trust Certificates would be shown as Loan for TOB Trust Certificates.

Volcker Rule Impact: On December 10, 2013, regulators published final rules implementing section 619 of the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Volcker Rule”), which precludes banking entities and their affiliates from sponsoring and investing in TOB Trusts. Banking entities subject to the Volcker Rule were required to fully comply by July 21, 2015, with respect to investments in and relationships with TOB Trusts established after December 31, 2013 (“Non-Legacy TOB Trusts”), and by July 21, 2017, with respect to investments in and relationships with TOB Trusts established prior to December 31, 2013 (“Legacy TOB Trusts”).

As a result, a new structure for TOB Trusts has been designed in which no banking entity would sponsor the TOB Trust. Specifically, a Fund establishes, structures and “sponsors” the TOB Trusts in which it holds TOB Residuals. In such a structure, certain responsibilities that previously belonged to a third party bank are performed by, or on behalf of, the Funds. The Funds have restructured any Non-Legacy TOB Trusts and are in the process of restructuring Legacy TOB Trusts in conformity with regulatory guidelines. Until all restructurings are completed, a Fund may, for a period of time, hold TOB Residuals in both Legacy TOB Trusts and new or restructured non-bank sponsored TOB Trusts.

Under the new TOB Trust structure, the Liquidity Provider or Remarketing Agent will no longer purchase the tendered TOB Trust Certificates even in the event of failed remarketing. This may increase the likelihood that a TOB Trust will need to be collapsed and liquidated in order to purchase the tendered TOB Trust Certificates. The TOB Trust may draw upon a loan from the Liquidity Provider to purchase the tendered TOB Trust Certificates. Any loans made by the Liquidity Provider will be secured by the purchased TOB Trust Certificates held by the TOB Trust and will be subject to an increased interest rate based on the number of days the loan is outstanding.

Accounting for TOB Trusts: The municipal bonds deposited into a TOB Trust are presented in a Fund’s Schedule of Investments and the TOB Trust Certificates are shown in Other Liabilities in the Statements of Assets and Liabilities. Any loans drawn by the TOB Trust pursuant to the liquidity facility to purchase tendered TOB Trust Certificates are shown as Loan for TOB Trust Certificates. The carrying amount of a Fund’s payable to the holder of the TOB Trust Certificates, as reported in the Statements of Assets and Liabilities as TOB Trust Certificates, approximates its fair value.

Interest income, including amortization and accretion of premiums and discounts, from the underlying municipal bonds is recorded by a Fund on an accrual basis. Interest expense incurred on the TOB Trust transaction and other expenses related to remarketing, administration, trustee, liquidity and other services to a TOB Trust are shown as interest expense, fees and amortization of offering costs in the Statements of Operations. Fees paid upon creation of the TOB Trust are recorded as debt issuance costs and are amortized to interest expense, fees and amortization of offering costs in the Statements of Operations to the expected maturity of the TOB Trust. In connection with the restructurings of the TOB Trusts to non-bank sponsored TOB Trusts, a Fund incurred non-recurring, legal and restructuring fees, which are recorded as interest expense, fees and amortization of deferred offering costs in the Statements of Operations.

For the six months ended October 31, 2016, the following table is a summary of each Fund’s TOB Trusts:

	Underlying Municipal Bonds Transferred to TOB Trusts[1]	Liability for TOB Trust Certificates[2]	Range of Interest Rates on TOB Trust Certificates at Period End	Average TOB Trust Certificates Outstanding	Daily Weighted Average Rate of Interest and Other Expenses on TOB Trusts
MUA	$121,965,226	$66,086,523	0.66% - 1.00%	$66,086,523	1.26%
MEN	$120,489,383	$65,110,308	0.66% - 1.23%	$64,529,282	1.19%
MHD	$119,589,081	$67,744,850	0.66% - 1.23%	$63,549,795	1.19%
MUH	$91,207,268	$52,164,040	0.66% - 1.23%	$48,733,320	1.19%
MUS	$49,336,142	$25,313,395	0.66% - 0.83%	$24,829,704	1.24%
MUI	$115,072,934	$63,101,848	0.66% - 0.71%	$63,101,848	1.14%
MVT	$136,387,704	$73,814,588	0.66% - 1.23%	$71,492,840	1.21%

[1]

The municipal bonds transferred to a TOB Trust are generally high grade municipal bonds. In certain cases, when municipal bonds transferred are lower grade municipal bonds, the TOB Trust transaction may include a credit enhancement feature that provides for the timely payment of principal and interest on the bonds to the TOB Trust by a credit enhancement provider in the event of default of the municipal bond. The TOB Trust would be responsible for the payment of the credit enhancement fee and the Funds, as TOB Residuals holders, would be responsible for reimbursement of any payments of principal and interest made by the credit enhancement provider. The maximum potential amounts owed by the Funds, for such reimbursements, as applicable, are included in the maximum potential amounts disclosed for recourse TOB Trusts.

[2]

The Funds may invest in TOB Trusts that are structured on a non-recourse or recourse basis. When a Fund invests in TOB Trusts on a non-recourse basis, the Liquidity Provider may be required to make a payment under the liquidity facility. In such an event, the Liquidity Provider will typically either (i) fund the full amount owed under the liquidity facility and be subsequently reimbursed from only the proceeds of the liquidation of all or a portion of the municipal bonds held in the TOB Trust or the remarketing of the TOB Trust Certificates, or (ii) liquidate all or a portion of the municipal bonds held in the TOB Trust and then fund the balance, if any, of the amount owed under the liquidity facility over the liquidation proceeds (the “Liquidation Shortfall”). If a Fund invests in a TOB Trust on a recourse basis, a Fund will usually enter into a reimbursement agreement with the Liquidity

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Notes to Financial Statements (continued)

Provider where a Fund is required to reimburse the Liquidity Provider the amount of any Liquidation Shortfall. As a result, if a Fund invests in a recourse TOB Trust, a Fund will bear the risk of loss with respect to any Liquidation Shortfall. If multiple funds participate in any such TOB Trust, these losses will be shared ratably, including the maximum potential amounts owed by a Fund at October 31, 2016, in proportion to their participation in the TOB Trust. The recourse TOB Trusts are identified in the Schedules of Investments including the maximum potential amounts owed by a Fund at October 31, 2016.

For the six months ended October 31, 2016, the following table is a summary of each Fund’s Loan for TOB Trust Certificates:

	Loans Outstanding at Period End	Range of Interest Rates on Loans at Period End	Average Loans Outstanding	Daily Weighted Average Rate of Interest and Other Expenses on Loans
MEN	—	—	$95,896	0.78%
MHD	—	—	$6,176	0.78%
MUH	—	—	$4,471	0.78%
MUS	—	—	$2,732	0.78%

5. Derivative Financial Instruments:

The Funds engage in various portfolio investment strategies using derivative contracts both to increase the returns of the Funds and/or to manage their exposure to certain risks such as credit risk, equity risk, interest rate risk, foreign currency exchange rate risk, commodity price risk or other risks (e.g., inflation risk). Derivative financial instruments categorized by risk exposure are included in the Schedules of Investments. These contracts may be transacted on an exchange or over-the-counter (“OTC”).

Futures Contracts: Certain Funds invest in long and/or short positions in futures and options on futures contracts to gain exposure to, or manage exposure to, changes in interest rates (interest rate risk), changes in the value of equity securities (equity risk) or foreign currencies (foreign currency exchange rate risk).

Futures contracts are agreements between the Funds and a counterparty to buy or sell a specific quantity of an underlying instrument at a specified price and on a specified date. Depending on the terms of a contract, it is settled either through physical delivery of the underlying instrument on the settlement date or by payment of a cash amount on the settlement date. Upon entering into a futures contract, the Funds are required to deposit initial margin with the broker in the form of cash or securities in an amount that varies depending on a contract’s size and risk profile. The initial margin deposit must then be maintained at an established level over the life of the contract.

Securities deposited as initial margin are designated in the Schedules of Investments and cash deposited, if any, is shown as cash pledged for futures contracts in the Statements of Assets and Liabilities. Pursuant to the contract, the Funds agree to receive from or pay to the broker an amount of cash equal to the daily fluctuation in market value of the contract (“variation margin”). Variation margin is recorded as unrealized appreciation (depreciation) and, if any, shown as variation margin receivable (or payable) on futures contracts in the Statements of Assets and Liabilities. When the contract is closed, a realized gain or loss is recorded in the Statements of Operations equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. The use of futures contracts involves the risk of an imperfect correlation in the movements in the price of futures contracts and interest, foreign currency exchange rates or underlying assets.

6. Investment Advisory Agreement and Other Transactions with Affiliates:

The PNC Financial Services Group, Inc. is the largest stockholder and an affiliate of BlackRock, Inc. (“BlackRock”) for 1940 Act purposes.

Investment Advisory: Each Fund entered into an Investment Advisory Agreement with the Manager, the Funds’ investment adviser, an indirect, wholly owned subsidiary of BlackRock, to provide investment advisory and administration services. The Manager is responsible for the management of each Fund’s portfolio and provides the personnel, facilities, equipment and certain other services necessary to the operations of each Fund.

For such services, each Fund, except MUI, pays the Manager a monthly fee at an annual rate equal at the following percentages of the average daily value of each Fund’s net assets.

	MUA	MEN	MHD	MUH	MUS	MVT
Investment Advisory Fee	0.55%	0.50%	0.55%	0.55%	0.55%	0.50%

For such services, MUI pays the Manager a monthly fee of 0.55% of (i) the average daily value of MUI’s net assets and (ii) the proceeds of any outstanding debt securities and borrowings used for leverage.

For purposes of calculating these fees, “net assets” mean the total assets of the Fund minus the sum of its accrued liabilities (which does not include liabilities represented by TOB Trusts and the liquidation preference of preferred shares). It is understood that the liquidation preference of any outstanding preferred stock (other than accumulated dividends) and TOB Trusts is not considered a liability in determining a Fund’s net asset value.

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Notes to Financial Statements (continued)

Waivers: With respect to the Funds, the Manager voluntarily agreed to waive its investment advisory fees by the amount of investment advisory fees each Fund pays to the Manager indirectly through its investment in affiliated money market funds. These amounts are included in fees waived by the Manager in the Statements of Operations. However, the Manager does not waive its investment advisory fees by the amount of investment advisory fees paid in connection with each Fund’s investments in other affiliated investment companies, if any. For the six months ended October 31, 2016, the amounts waived were as follows:

	MUA	MEN	MHD	MUH	MUS	MUI	MVT
Amounts waived	$627	$930	$828	$820	$295	$2,921	$811

The Manager, for MUS, voluntarily agreed to waive its investment advisory fee on the proceeds of the Preferred Shares and TOB Trusts that exceed 35% of total assets minus the sum of its accrued liabilities (which does not include liabilities represented by TOB Trusts and the liquidation preference of preferred shares). This amount is included in fees waived by the Manager in the Statements of Operations. For the six months ended October 31, 2016 the waiver was $20,576.

Officers and Directors: Certain officers and/or directors of the Funds are officers and/or directors of BlackRock or its affiliates. The Funds reimburse the Manager for a portion of the compensation paid to the Funds’ Chief Compliance Officer, which is included in Officer and Directors in the Statements of Operations.

7. Purchases and Sales:

For the six months ended October 31, 2016, purchases and sales of investments excluding short-term securities, were as follows:

	MUA	MEN	MHD	MUH	MUS	MUI	MVT
Purchases	$27,873,510	$27,059,192	$22,332,591	$17,219,893	$19,961,259	$25,276,625	$23,054,558
Sales	$30,308,195	$25,681,772	$14,319,495	$11,557,251	$16,941,304	$23,676,339	$17,990,276

8. Income Tax Information:

It is the Funds’ policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies, and to distribute substantially all of their taxable income to their shareholders. Therefore, no federal income tax provision is required.

Each Fund files U.S. federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on each Fund’s U.S. federal tax returns generally remains open for each of the four years ended April 30, 2016. The statutes of limitations on each Fund’s state and local tax returns may remain open for an additional year depending upon the jurisdiction.

Management has analyzed tax laws and regulations and their application to the Funds as of October 31, 2016, inclusive of the open tax return years, and does not believe that there are any uncertain tax positions that require recognition of a tax liability in the Funds’ financial statements.

As of April 30, 2016, the Funds had capital loss carryforwards available to offset future realized capital gains through the indicated expiration dates as follows:

Expires April 30,	MUA	MEN	MHD	MUH	MUS	MVT
No expiration date[1]	—	$1,466,810	$1,509,608	$1,290,302	$7,633,567	$1,387,597
2017	$2,846,397	3,540,378	—	—	494,294	—
2018	396,366	1,225,298	—	—	6,614,798	—
2019	2,194,154	732,655	—	—	—	—

Total	$5,436,917	$6,965,141	$1,509,608	$1,290,302	$14,742,659	$1,387,597

[1]	Must be utilized prior to losses subject to expiration.

As of October 31, 2016, gross unrealized appreciation and depreciation based on cost for federal income tax purposes were as follows:

	MUA	MEN	MHD	MUH	MUS	MUI	MVT
Tax cost	$461,288,666	$454,579,077	$292,771,548	$209,100,196	$249,045,035	$826,804,114	$420,475,724

Gross unrealized appreciation	$56,060,691	$53,911,731	$39,973,795	$28,678,618	$31,413,220	$62,669,437	$50,643,235
Gross unrealized depreciation	(6,013,366)	(1,387,372)	(1,546,888)	(790,624)	(3,603,413)	(2,112,868)	(958,384)

Net unrealized appreciation	$50,047,325	$52,524,359	$38,426,907	$27,887,994	$27,809,807	$60,556,569	$49,684,851

9. Principal Risks:

Many municipalities insure repayment of their bonds, which may reduce the potential for loss due to credit risk. The market value of these bonds may fluctuate for other reasons, including market perception of the value of such insurance, and there is no guarantee that the insurer will meet its obligation.

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Notes to Financial Statements (continued)

Inventories of municipal bonds held by brokers and dealers may decrease, which would lessen their ability to make a market in these securities. Such a reduction in market making capacity could potentially decrease a Fund’s ability to buy or sell bonds. As a result, a Fund may sell a security at a lower price, sell other securities to raise cash, or give up an investment opportunity, any of which could have a negative impact on performance. If a Fund needed to sell large blocks of bonds, those sales could further reduce the bonds’ prices and impact performance.

In the normal course of business, certain Funds invest in securities and enter into transactions where risks exist due to fluctuations in the market (market risk) or failure of the issuer to meet all its obligations, including the ability to pay principal and interest when due (issuer credit risk). The value of securities held by the Funds may decline in response to certain events, including those directly involving the issuers of securities owned by the Funds. Changes arising from the general economy, the overall market and local, regional or global political and/or social instability, as well as currency, interest rate and price fluctuations, may also affect the securities’ value.

Each Fund may be exposed to prepayment risk, which is the risk that borrowers may exercise their option to prepay principal earlier than scheduled during periods of declining interest rates, which would force each Fund to reinvest in lower yielding securities. Each Fund may also be exposed to reinvestment risk, which is the risk that income from each Fund’s portfolio will decline if each Fund invests the proceeds from matured, traded or called fixed income securities at market interest rates that are below each Fund portfolio’s current earnings rate.

The Funds may hold a significant amount of bonds subject to calls by the issuers at defined dates and prices. When bonds are called by issuers and the Funds reinvest the proceeds received, such investments may be in securities with lower yields than the bonds originally held, and correspondingly, could adversely impact the yield and total return performance of a Fund.

It is possible that regulators could take positions that could limit the market for non-bank sponsored TOB Trust transactions or the Funds’ ability to hold TOB Residuals. Under the new TOB Trust structure, the Funds will have certain additional duties and responsibilities, which may give rise to certain additional risks including, but not limited to, compliance, securities law and operational risks.

There can be no assurance that the Funds can successfully enter into restructured TOB Trust transactions in order to refinance their existing TOB Residuals holdings prior to the compliance date for the Volcker Rule, which may require that the Funds unwind existing TOB Trusts. There can be no assurance that alternative forms of leverage will be available to the Funds and any alternative forms of leverage may be more or less advantageous to the Funds than existing TOB leverage.

Should short-term interest rates rise, the Funds’ investments in TOB Trust transactions may adversely affect the Funds’ net investment income and dividends to Common Shareholders. Also, fluctuations in the market value of municipal bonds deposited into the TOB Trust may adversely affect the Funds’ NAVs per share.

The SEC and various federal banking and housing agencies have adopted credit risk retention rules for securitizations (the “Risk Retention Rules”), which take effect in December 2016. The Risk Retention Rules would require the sponsor of a TOB Trust to retain at least 5% of the credit risk of the underlying assets supporting the TOB Trust’s municipal bonds. The Risk Retention Rules may adversely affect the Funds’ ability to engage in TOB Trust transactions or increase the costs of such transactions in certain circumstances.

TOB Trust transactions constitute an important component of the municipal bond market. Accordingly, implementation of the Volcker Rule and Risk Retention Rules may adversely impact the municipal market, including through reduced demand for and liquidity of municipal bonds and increased financing costs for municipal issuers. Any such developments could adversely affect the Funds. The ultimate impact of these rules on the TOB Trust market and the overall municipal market is not yet certain.

Counterparty Credit Risk: Similar to issuer credit risk, the Funds may be exposed to counterparty credit risk, or the risk that an entity may fail to or be unable to perform on its commitments related to unsettled or open transactions. The Funds manage counterparty credit risk by entering into transactions only with counterparties that the Manager believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Funds to market, issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of the Funds’ exposure to market, issuer and counterparty credit risks with respect to these financial assets is approximately their value recorded in the Statements of Assets and Liabilities, less any collateral held by the Funds.

A derivative contract may suffer a mark-to-market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform under the contract.

With exchange-traded futures, there is less counterparty credit risk to the Funds since the exchange or clearinghouse, as counterparty to such instruments, guarantees against a possible default. The clearinghouse stands between the buyer and the seller of the contract; therefore, credit risk is limited to failure of the clearinghouse. While offset rights may exist under applicable law, a Fund does not have a contractual right of offset against a clearing broker or clearinghouse in the event of a default (including the bankruptcy or insolvency). Additionally, credit risk exists in exchange-traded futures with respect to initial and variation margin that is held in a clearing broker’s customer accounts. While clearing brokers are required to segregate customer margin from

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Notes to Financial Statements (continued)

their own assets, in the event that a clearing broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the clearing broker for all its clients, typically the shortfall would be allocated on a pro rata basis across all the clearing broker’s customers, potentially resulting in losses to the Funds.

Concentration Risk: As of period end, MUS invested a significant portion of its assets in securities in the transportation and the country, city, special district, school district sectors. MUI and MVT invested a significant portion of their assets in securities in the transportation sector. Changes in economic conditions affecting such sectors would have a greater impact on the Fund and could affect the value, income and/or liquidity of positions in such securities.

Certain Funds invest a significant portion of their assets in fixed-income securities and/or use derivatives tied to the fixed-income markets. Changes in market interest rates or economic conditions may affect the value and/or liquidity of such investments. Interest rate risk is the risk that prices of bonds and other fixed-income securities will increase as interest rates fall and decrease as interest rates rise. The Funds may be subject to a greater risk of rising interest rates due to the current period of historically low rates.

10. Capital Share Transactions:

Each Fund is authorized to issue 200 million shares, all of which were initially classified as Common Shares. The par value for each Fund’s Common Shares is $0.10. The par value for each Fund’s Preferred Shares outstanding is $0.10. The Board is authorized, however, to reclassify any unissued Common Shares to Preferred Shares without approval of Common Shareholders.

Common Shares

For the periods shown, shares issued and outstanding increased by the following amounts as a result of dividend reinvestment:

	MUA	MEN	MHD	MUH	MUS	MVT
Six Months Ended October 31, 2016	55,344	52,845	21,843	13,780	5,658	52,560
Year Ended April 30, 2016	42,352	25,792	7,978	—	—	67,729

For the six months ended October 31, 2016 and year ended April 30, 2016 for MUI, shares issued and outstanding remained constant.

Preferred Shares

Each Fund’s Preferred Shares rank prior to the Funds’ Common Shares as to the payment of dividends by the Funds and distribution of assets upon dissolution or liquidation of a Fund. The 1940 Act prohibits the declaration of any dividend on a Fund’s Common Shares or the repurchase of a Fund’s Common Shares if a Fund fails to maintain asset coverage of at least 200% of the liquidation preference of the Funds’ outstanding Preferred Shares. In addition, pursuant to the Preferred Shares’ governing instruments, a Fund is restricted from declaring and paying dividends on classes of shares ranking junior to or on parity with the Funds’ Preferred Shares or repurchasing such shares if a Fund fails to declare and pay dividends on the Preferred Shares, redeem any Preferred Shares required to be redeemed under the Preferred Shares’ governing instruments or comply with the basic maintenance amount requirement of the ratings agencies rating the Preferred Shares.

The holders of Preferred Shares have voting rights equal to the voting rights of the holders of Common Shares (one vote per share) and will vote together with holders of Common Shares (one vote per share) as a single class on certain matters. However, the holders of Preferred Shares, voting as a separate class, are also entitled to elect two Directors to the Board of each Fund. The holders of Preferred Shares are also entitled to elect the full Board of Directors if dividends on the Preferred Shares are not paid for a period of two years. The holders of Preferred Shares are also generally entitled to a separate class vote to amend the Preferred Share governing documents. In addition, the 1940 Act requires the approval of the holders of a majority of any outstanding Preferred Shares, voting as a separate class, to (a) adopt any plan of reorganization that would adversely affect the Preferred Shares, (b) change a Fund’s sub-classification as a closed-end investment company or change its fundamental investment restrictions or (c) change its business so as to cease to be an investment company.

VRDP Shares

MEN has issued Series W-7 VRDP Shares, $100,000 liquidation preference per share, in privately negotiated offerings. The VRDP Shares were offered to qualified institutional buyers as defined pursuant to Rule 144A under the Securities Act of 1933, as amended, (the “Securities Act”). The VRDP Shares include a liquidity feature and are currently in a special rate period, each as described below.

As of period end, the VRDP Shares outstanding were as follows:

	Issue Date	Shares Issued	Aggregate Principal	Maturity Date
MEN	5/19/11	1,425	$142,500,000	6/01/41

Redemption Terms: MEN is required to redeem its VRDP Shares on the maturity date, unless earlier redeemed or repurchased. Six months prior to the maturity date, MEN is required to begin to segregate liquid assets with the Fund’s custodian to fund the redemption. In addition, MEN is required to redeem certain of its outstanding VRDP Shares if they fail to comply with certain asset coverage, basic maintenance amount or leverage requirements.

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Notes to Financial Statements (continued)

Subject to certain conditions, the VRDP Shares may also be redeemed, in whole or in part, at any time at the option of MEN. The redemption price per VRDP Share is equal to the liquidation preference per share plus any outstanding unpaid dividends.

Liquidity Feature: MEN entered into a fee agreement with the liquidity provider that requires an upfront commitment and a per annum liquidity fee payable to the liquidity provider. These fees, if applicable, are shown as liquidity fees in the Statements of Operations.

The fee agreement between MEN and the liquidity provider was scheduled to expire on July 7, 2016 unless renewed or terminated in advance. In May 2016, MEN renewed the fee agreement, which is scheduled to expire on July 6, 2017 unless renewed or terminated in advance.

In the event the fee agreement is not renewed or is terminated in advance, and MEN does not enter into a fee agreement with an alternate liquidity provider, the VRDP Shares will be subject to mandatory purchase by the liquidity provider prior to the termination of the fee agreement. In the event of such mandatory purchase, MEN is required to redeem the VRDP Shares six months after the purchase date. Immediately after such mandatory purchase, MEN is required to begin to segregate liquid assets with its custodian to fund the redemption. There is no assurance MEN will replace such redeemed VRDP Shares with any other preferred shares or other form of leverage.

Remarketing: MEN may incur remarketing fees of 0.10% on the aggregate principal amount of all the Fund’s VRDP Shares, which, if any, are included in remarketing fees on Preferred Shares in the Statements of Operations. During any special rate period (as described below), the Fund may incur no remarketing fees.

Dividends: Dividends on the VRDP Shares are payable monthly at a variable rate set weekly by the remarketing agent. Such dividend rates are generally based upon a spread over a base rate and cannot exceed a maximum rate. In the event of a failed remarketing, the dividend rate of the VRDP Shares will be reset to a maximum rate. The maximum rate is determined based on, among other things, the long-term preferred share rating assigned to the VRDP Shares and the length of time that the VRDP Shares fail to be remarketed. At the date of issuance, the VRDP Shares were assigned long-term ratings of Aaa from Moody’s and AAA from Fitch. Subsequent to the issuance of the VRDP Shares, Moody’s completed a review of its methodology for rating securities issued by registered closed-end funds. As of period end, the VRDP Shares were assigned a long-term rating of Aa1 from Moody’s under its new ratings methodology. The VRDP Shares continue to be assigned a long-term rating of AAA from Fitch.

For the six months ended October 31, 2016, the annualized dividend rate for the VRDP Shares was 1.44%.

Special Rate Period: On June 20, 2012, MEN commenced an approximate three-year term initially scheduled to expire on June 24, 2015 (the “special rate period”) with respect to its VRDP Shares, during which the VRDP Shares will not be subject to any remarketing and the dividend rate will be based on a predetermined methodology. The implementation of the special rate period resulted in a mandatory tender of the VRDP Shares prior to the commencement of the special rate period. The mandatory tender event was not the result of a failed remarketing. The short-term ratings on the VRDP Shares for MEN were withdrawn by Moody’s, Fitch and/or S&P at the commencement of the special rate period. In May 2015, the special rate period was extended to June 22, 2016. In May 2016, the special rate period was extended to June 21, 2017. Prior to June 21, 2017, the holder of the VRDP Shares and MEN may mutually agree to extend the special rate period. If the special rate period is not extended, the VRDP Shares will revert to remarketable securities upon the termination of the special rate period and will be remarketed and available for purchase by qualified institutional investors.

During the special rate period, the liquidity and fee agreements remain in effect and the VRDP Shares remain subject to mandatory redemption by MEN on the maturity date. The VRDP Shares will not be remarketed or subject to optional or mandatory tender events during the special rate period. During the special rate period, MEN is required to comply with the same asset coverage, basic maintenance amount and leverage requirements for the VRDP Shares as is required when the VRDP Shares are not in a special rate period. MEN will not pay any fees to the liquidity provider and remarketing agent during the special rate period. MEN also pays dividends monthly based on the sum of the Securities Industry and Financial Markets Association (“SIFMA”) Municipal Swap Index rate and a percentage per annum based on the long-term ratings assigned to the VRDP Shares.

If MEN redeems the VRDP Shares prior to end of the special rate period and the VRDP Shares have long-term ratings above A1/A+ and its equivalent by all ratings agencies then rating the VRDP Shares, then such redemption may be subject to a redemption premium payable to the holder of the VRDP Shares based on the time remaining in the special rate period, subject to certain exceptions for redemptions that are required to comply with minimum asset coverage requirements.

For the six months ended October 31, 2016, VRDP Shares issued and outstanding of MEN remained constant.

VMTP Shares

MHD, MUH, MUS, MUI and MVT (collectively, the “VMTP Funds”), have issued Series W-7 VMTP Shares, $100,000 liquidation preference per share, in privately negotiated offerings and sale of VMTP Shares exempt from registration under the Securities Act. The VMTP Shares are subject to certain restrictions on transfer, and the VMTP Funds may also be required to register the VMTP Shares for sale under the Securities Act under certain circumstances. In addition, amendments to the VMTP governing documents generally require the consent of the holders of VMTP Shares.

92	SEMI-ANNUAL REPORT	OCTOBER 31, 2016

Notes to Financial Statements (continued)

As of period end, the VMTP Shares outstanding of each Fund were as follows:

	Issue Date	Shares Issued	Aggregate Principal	Term Redemption Date
MHD	12/16/11	837	$83,700,000	1/02/19
MUH	12/16/11	550	$55,000,000	1/02/19
MUS	12/16/11	870	$87,000,000	1/02/19
MUI	12/07/12	2,871	$287,100,000	1/02/19
MVT	12/16/11	1,400	$140,000,000	1/02/19

Redemption Terms: Each VMTP Fund is required to redeem its VMTP Shares on the term redemption date, unless earlier redeemed or repurchased or unless extended. In June 2015, the term redemption dates for MHD, MUH, MUS, MUI and MVT were extended until January 2, 2019. There is no assurance that the term of a Fund’s VMTP Shares will be extended further or that a Fund’s VMTP Shares will be replaced with any other preferred shares or other form of leverage upon the redemption or repurchase of the VMTP Shares. Six months prior to the term redemption date, each VMTP Fund is required to begin to segregate liquid assets with the Fund’s custodian to fund the redemption. In addition, each VMTP Fund is required to redeem certain of its outstanding VMTP Shares if it fails to comply with certain asset coverage, basic maintenance amount or leverage requirements.

Subject to certain conditions, a Fund’s VMTP Shares may be redeemed, in whole or in part, at any time at the option of each Fund. The redemption price per VMTP Share is equal to the liquidation preference per share plus any outstanding unpaid dividends and applicable redemption premium. If a Fund redeems the VMTP Shares prior to the term redemption date and the VMTP Shares have long-term ratings above A1/A+ or its equivalent by the ratings agencies then rating the VMTP Shares, then such redemption may be subject to a prescribed redemption premium (up to 3% of the liquidation preference) payable to the holder of the VMTP Shares based on the time remaining until the term redemption date, subject to certain exceptions for redemptions that are required to comply with minimum asset coverage requirements.

Dividends: Dividends on the VMTP Shares are declared daily and payable monthly at a variable rate set weekly at a fixed rate spread to the SIFMA Municipal Swap Index. The fixed spread is determined based on the long-term preferred share rating assigned to the VMTP Shares by the ratings agencies then rating the VMTP Shares. At the date of issuance, the VMTP Shares were assigned long-term ratings of Aaa from Moody’s and AAA from Fitch. Subsequent to the issuance of the VMTP Shares, Moody’s completed a review of its methodology for rating securities issued by registered closed-end funds. As of period end, the VMTP Shares were assigned a long-term rating of Aa1 from Moody’s under its new rating methodology. The VMTP Shares continue to be assigned a long-term rating of AAA from Fitch. The dividend rate on the VMTP Shares is subject to a step-up spread if the Funds fail to comply with certain provisions, including, among other things, the timely payment of dividends, redemptions or gross-up payments, and complying with certain asset coverage and leverage requirements.

For the six months ended October 31, 2016, the average annualized dividend rates for the VMTP Shares were as follows:

	MHD	MUH	MUS	MUI	MVT
Rate	1.54%	1.54%	1.54%	1.54%	1.54%

For the six months ended October 31, 2016, VMTP Shares issued and outstanding of each Fund remained constant.

Offering Costs: The Funds incurred costs in connection with the issuance of VRDP Shares, which were recorded as a direct deduction from the carrying value of the related debt liability and will be amortized over the life of the VRDP Shares with the exception of upfront fees paid to the liquidity provider which were amortized over the life of the liquidity agreement. Amortization of these costs is included in interest expense, fees and amortization of offering costs in the Statements of Operations.

MUI’s offering costs that were recorded as a deferred charge and amortized over the 30-year life of MUI’s VRDP Shares were accelerated and charged to expense immediately upon redemption of MUI’s VRDP Shares. Costs incurred in connection with the issuance of MUI’s VMTP Shares were recorded as a deferred charge and will be amortized over the life of the VMTP Shares.

Financial Reporting: The VRDP and VMTP Shares are considered debt of the issuer; therefore, the liquidation preference, which approximates fair value of the VRDP and VMTP Shares, is recorded as a liability in the Statements of Assets and Liabilities net of deferred offering costs. Unpaid dividends are included in interest expense and fees payable in the Statements of Assets and Liabilities, and the dividends accrued and paid on the VRDP and VMTP Shares are included as a component of interest expense, fees and amortization of offering costs in the Statements of Operations. The VRDP and VMTP Shares are treated as equity for tax purposes. Dividends paid to holders of the VRDP and VMTP Shares are generally classified as tax-exempt income for tax-reporting purposes.

SEMI-ANNUAL REPORT	OCTOBER 31, 2016	93

Notes to Financial Statements (concluded)

11. Subsequent Events:

Management’s evaluation of the impact of all subsequent events on the Funds’ financial statements was completed through the date the financial statements were issued and the following items were noted:

	Common Dividend Per Share		Preferred Shares[3]
	Paid[1]	Declared[2]	Shares	Series	Declared
MUA	$0.0575	$0.0575	—	—	—
MEN	$0.0565	$0.0565	VRDP	W-7	$170,260
MHD	$0.0810	$0.0810	VMTP	W-7	$106,866
MUH	$0.0745	$0.0745	VMTP	W-7	$70,223
MUS	$0.0675	$0.0675	VMTP	W-7	$111,080
MUI	$0.0555	$0.0555	VMTP	W-7	$366,562
MVT	$0.0790	$0.0790	VMTP	W-7	$178,749

[1]	Net investment income dividend paid on December 1, 2016 to Common Shareholders of record on November 15, 2016.

[2]	Net investment income dividend declared on December 1, 2016, payable to Common Shareholders of record on December 12, 2016.

[3]	Dividends declared for period November 1, 2016 to November 30, 2016.

	Common Distribution Per Share
	Declared[4]	Declared[5]	Declared[6]
MUA	$0.002893	—	—
MEN	$0.001183	—	—
MUI	$0.001592	$0.040478	$0.102667
MVT	$0.001677	—	—

[4]	Special taxable net investment income distribution declared on December 1, 2016, payable to Common Shareholders of record on December 12, 2016.

[5]	Special short-term capital gain distribution declared on December 1, 2016, payable to Common Shareholders of record on December 12, 2016.

[6]	Special long-term capital gain distribution declared on December 1, 2016, payable to Common Shareholders of record on December 12, 2016.

94	SEMI-ANNUAL REPORT	OCTOBER 31, 2016

Disclosure of Investment Advisory Agreements and Sub-Advisory Agreement

The Board of Directors (each, a “Board,” collectively, the “Boards,” and the members of which are referred to as “Board Members”) of BlackRock MuniAssets Fund, Inc. (“MUA”), BlackRock MuniEnhanced Fund, Inc. (“MEN”), BlackRock MuniHoldings Fund, Inc. (“MHD”), BlackRock MuniHoldings Fund II, Inc. (“MUH”), BlackRock MuniHoldings Quality Fund, Inc. (“MUS”), BlackRock Muni Intermediate Duration Fund, Inc. (“MUI”) and BlackRock MuniVest Fund II, Inc. (“MVT,” and together with MUA, MEN, MHD, MUH, MUS and MUI, each a “Fund,” and, collectively, the “Funds”) met in person on April 28, 2016 (the “April Meeting”) and June 9-10, 2016 (the “June Meeting”) to consider the approval of each Fund’s investment advisory agreement (each, an “Advisory Agreement,” and, collectively, the “Advisory Agreements”) with BlackRock Advisors, LLC (the “Manager”), each Fund’s investment advisor. The Manager is referred to herein as “BlackRock.” The Advisory Agreements are also referred to herein as the “Agreements.”

Activities and Composition of the Board

On the date of the June Meeting, the Board of each Fund consisted of eleven individuals, nine of whom were not “interested persons” of such Fund as defined in the Investment Company Act of 1940, as amended (the “1940 Act”) (the “Independent Board Members”). The Board Members are responsible for the oversight of the operations of their respective Fund and perform the various duties imposed on the directors of investment companies by the 1940 Act. The Independent Board Members have retained independent legal counsel to assist them in connection with their duties. The Chair of each Board is an Independent Board Member. Each Board has established five standing committees: an Audit Committee, a Governance and Nominating Committee, a Compliance Committee, a Performance Oversight Committee, and an Executive Committee, each of which is chaired by an Independent Board Member and composed of Independent Board Members (except for the Executive Committee, which also has one interested Board Member).

The Agreements

Pursuant to the 1940 Act, each Board is required to consider the continuation of its Advisory Agreement on an annual basis. The Boards have four quarterly meetings per year, each extending over two days, a fifth one-day meeting to consider specific information surrounding the consideration of renewing the Agreements and additional in-person and telephonic meetings as needed. In connection with this year-long deliberative process, the Boards assessed, among other things, the nature, extent and quality of the services provided to the Funds by BlackRock, BlackRock’s personnel and affiliates, including, as applicable; investment management, administrative, and shareholder services; the oversight of fund service providers; marketing; risk oversight; compliance; and ability to meet applicable legal and regulatory requirements.

The Boards, acting directly and through their respective committees, consider at each of their meetings, and from time to time as appropriate, factors that are relevant to their annual consideration of the renewal of the Agreements, including the services and support provided by BlackRock to the Funds and their shareholders. BlackRock also furnished additional information to the Boards in response to specific questions from the Boards. This additional information is discussed further below in the section titled “Board Considerations in Approving the Agreements.” Among the matters the Boards considered were: (a) investment performance for one-year, three-year, five-year, ten-year, and/or since inception periods, as applicable, against peer funds, applicable benchmarks, and performance metrics, as applicable, as well as senior management’s and portfolio managers’ analysis of the reasons for any over-performance or underperformance relative to its peers, benchmarks, and other performance metrics, as applicable; (b) fees, including advisory, administration, if applicable, paid to BlackRock and its affiliates by the Funds for services; (c) Fund operating expenses and how BlackRock allocates expenses to the Funds; (d) the resources devoted to, risk oversight of, and compliance reports relating to, implementation of the Funds’ investment objective(s), policies and restrictions, and meeting regulatory requirements; (e) the Funds’ compliance with their compliance policies and procedures; (f) the nature, cost and character of non-investment management services provided by BlackRock and its affiliates; (g) BlackRock’s and other service providers’ internal controls and risk and compliance oversight mechanisms; (h) BlackRock’s implementation of the proxy voting policies approved by the Boards; (i) execution quality of portfolio transactions; (j) BlackRock’s implementation of the Funds’ valuation and liquidity procedures; (k) an analysis of management fees for products with similar investment mandates across the open-end fund, closed-end fund and institutional account product channels, as applicable, and the similarities and differences between these products and the services provided as compared to the Funds; (l) BlackRock’s compensation methodology for its investment professionals and the incentives and accountability it creates, along with investment professionals’ investments in the fund(s) they manage; and (m) periodic updates on BlackRock’s business.

The Board of each of MEN, MHD, MUH, MUS, MUI and MVT considered BlackRock’s efforts during the past several years with regard to the redemption of outstanding auction rate preferred securities (“AMPS”). As of the date of this report, each of MEN, MHD, MUH, MUS, MUI and MVT has redeemed all of its outstanding AMPS.

Board Considerations in Approving the Agreements

The Approval Process: Prior to the April Meeting, the Boards requested and received materials specifically relating to the Agreements. The Boards are continuously engaged in a process with their independent legal counsel and BlackRock to review the nature and scope of the information provided to better assist their deliberations. The materials provided in connection with the April Meeting included (a) information independently compiled and prepared by Broadridge Financial Solutions, Inc. (“Broadridge”) on Fund fees and expenses as compared with a peer group of funds as determined by Broadridge (“Expense Peers”) and the investment performance of each Fund as compared with a peer group of funds as determined by Broadridge1 and a customized peer group selected by BlackRock (“Customized Peer Group”); (b) information on the profits realized by BlackRock and its affiliates pursuant to the

[1]	Funds are ranked by Broadridge in quartiles, ranging from first to fourth, where first is the most desirable quartile position and fourth is the least desirable.

SEMI-ANNUAL REPORT	OCTOBER 31, 2016	95

Disclosure of Investment Advisory Agreements and Sub-Advisory Agreement (continued)

Agreements and a discussion of fall-out benefits to BlackRock and its affiliates; (c) a general analysis provided by BlackRock concerning investment management fees charged to other clients, such as institutional clients, sub-advised mutual funds, and open-end funds, under similar investment mandates, as applicable; (d) review of non-management fees; (e) the existence, impact and sharing of potential economies of scale; and (f) a summary of aggregate amounts paid by each Fund to BlackRock.

At the April Meeting, the Boards reviewed materials relating to their consideration of the Agreements. As a result of the discussions that occurred during the April Meeting, and as a culmination of the Boards’ year-long deliberative process, the Boards presented BlackRock with questions and requests for additional information. BlackRock responded to these requests with additional written information in advance of the June Meeting.

At the June Meeting, each Board, including the Independent Board Members, unanimously approved the continuation of the Advisory Agreement between the Manager and its Fund for a one-year term ending June 30, 2017. In approving the continuation of the Agreements, the Boards considered: (a) the nature, extent and quality of the services provided by BlackRock; (b) the investment performance of the Funds; (c) the advisory fee and the cost of the services and profits to be realized by BlackRock and its affiliates from their relationship with the Funds; (d) the Funds’ costs to investors compared to the costs of Expense Peers and performance compared to the relevant performance metrics as previously discussed; (e) the sharing of potential economies of scale; (f) fall-out benefits to BlackRock and its affiliates as a result of its relationship with the Funds; and (g) other factors deemed relevant by the Board Members.

The Boards also considered other matters they deemed important to the approval process, such as other payments made to BlackRock or its affiliates relating to securities lending and cash management, services related to the valuation and pricing of Fund portfolio holdings, and advice from independent legal counsel with respect to the review process and materials submitted for the Boards’ review. The Boards noted the willingness of BlackRock personnel to engage in open, candid discussions with the Boards. The Boards did not identify any particular information as determinative, and each Board Member may have attributed different weights to the various items considered.

A. Nature, Extent and Quality of the Services Provided by BlackRock: The Boards, including the Independent Board Members, reviewed the nature, extent and quality of services provided by BlackRock, including the investment advisory services and the resulting performance of the Funds. Throughout the year, the Boards compared the Funds’ performance to the performance of a comparable group of closed-end funds, relevant benchmark, and performance metrics, as applicable. The Boards met with BlackRock’s senior management personnel responsible for investment activities, including the senior investment officers. Each Board also reviewed the materials provided by its Fund’s portfolio management team discussing the Fund’s performance and the Fund’s investment objective(s), strategies and outlook.

The Boards considered, among other factors, with respect to BlackRock: the number, education and experience of investment personnel generally and their Funds’ portfolio management teams; BlackRock’s research capabilities; investments by portfolio managers in the funds they manage; portfolio trading capabilities; use of technology; commitment to compliance; credit analysis capabilities; risk analysis and oversight capabilities; and the approach to training and retaining portfolio managers and other research, advisory and management personnel. The Boards engaged in a review of BlackRock’s compensation structure with respect to the Funds’ portfolio management teams and BlackRock’s ability to attract and retain high-quality talent and create performance incentives.

In addition to investment advisory services, the Boards considered the quality of the administrative and other non-investment advisory services provided to the Funds. BlackRock and its affiliates provide the Funds with certain administrative, shareholder, and other services (in addition to any such services provided to the Funds by third parties) and officers and other personnel as are necessary for the operations of the Funds. In particular, BlackRock and its affiliates provide the Funds with administrative services including, among others: (i) preparing disclosure documents, such as the prospectus and the statement of additional information in connection with the initial public offering and periodic shareholder reports; (ii) preparing communications with analysts to support secondary market trading of the Funds; (iii) oversight of daily accounting and pricing; (iv) preparing periodic filings with regulators and stock exchanges; (v) overseeing and coordinating the activities of other service providers; (vi) organizing Board meetings and preparing the materials for such Board meetings; (vii) providing legal and compliance support; (viii) furnishing analytical and other support to assist the Boards in their consideration of strategic issues such as the merger, consolidation or repurposing of certain closed-end funds; and (ix) performing other administrative functions necessary for the operation of the Funds, such as tax reporting, fulfilling regulatory filing requirements and call center services. The Boards reviewed the structure and duties of BlackRock’s fund administration, shareholder services, and legal and compliance departments and considered BlackRock’s policies and procedures for assuring compliance with applicable laws and regulations.

B. The Investment Performance of the Funds and BlackRock: Each Board, including the Independent Board Members, also reviewed and considered the performance history of its Fund. In preparation for the April Meeting, the Boards were provided with reports independently prepared by Broadridge, which included a comprehensive analysis of each Fund’s performance. The Boards also reviewed a narrative and statistical analysis of the Broadridge data that was prepared by BlackRock. In connection with its review, each Board received and reviewed information regarding the investment performance, based on net asset value (NAV), of its Fund as compared to other funds in its applicable Broadridge category and the Customized Peer Group. The Boards were provided with a description of the methodology used by Broadridge to select peer funds and periodically met with Broadridge representatives to review its methodology. The Boards were provided with information on the composition of the Broadridge performance universes and expense universes. Each Board and its Performance Oversight Committee regularly review, and meet with Fund management to discuss, the performance of its Fund throughout the year.

96	SEMI-ANNUAL REPORT	OCTOBER 31, 2016

Disclosure of Investment Advisory Agreements and Sub-Advisory Agreement (continued)

In evaluating performance, the Boards recognized that the performance data reflects a snapshot of a period as of a particular date and that selecting a different performance period could produce significantly different results. Further, the Boards recognized that it is possible that long-term performance can be adversely affected by even one period of significant underperformance so that a single investment decision or theme has the ability to affect long-term performance disproportionately.

The Board of MUA noted that for the one-, three- and five-year periods reported, MUA ranked first out of three funds, second out of three funds and second out of three funds, respectively, against its Customized Peer Group Composite.

The Board of MEN noted that for the one-, three- and five-year periods reported, MEN ranked in the second, first and second quartiles, respectively, against its Customized Peer Group Composite.

The Board of MHD noted that for the one-, three- and five-year periods reported, MHD ranked in the second, first and first quartiles, respectively, against its Customized Peer Group Composite.

The Board of MUH noted that for the one-, three- and five-year periods reported, MUH ranked in the third, first and first quartiles, respectively, against its Customized Peer Group Composite. The Board of MUH and BlackRock reviewed and discussed the reasons for MUH’s underperformance during the one-year period.

The Board of MUI noted that for the one-, three- and five-year periods reported, MUI ranked in the second, second and first quartiles, respectively, against its Customized Peer Group Composite.

The Board of MVT noted that for the one-, three- and five-year periods reported, MVT ranked in the second, first and first quartiles, respectively, against its Customized Peer Group Composite.

The Board of MUS noted that for each of the one-, three- and five-year periods reported, MUS ranked in the second quartile, against its Customized Peer Group Composite.

BlackRock believes that the Customized Peer Group Composite is an appropriate performance metric for each of the Funds in that it ranks the Fund’s performance on a blend of total return and yield.

C. Consideration of the Advisory/Management Fees and the Cost of the Services and Profits to be Realized by BlackRock and its Affiliates from their Relationship with the Funds: Each Board, including the Independent Board Members, reviewed its Fund’s contractual management fee rate compared with the other funds in its Broadridge category. The contractual management fee rate represents a combination of the advisory fee and any administrative fees, before taking into account any reimbursements or fee waivers. Each Board also compared its Fund’s total expense ratio, as well as its actual management fee rate as a percentage of total assets, to those of other funds in its Broadridge category. The total expense ratio represents a fund’s total net operating expenses, excluding any investment related expenses. The total expense ratio gives effect to any expense reimbursements or fee waivers that benefit a fund, and the actual management fee rate gives effect to any management fee reimbursements or waivers that benefit a fund. The Boards considered the services provided and the fees charged by BlackRock and its affiliates to other types of clients with similar investment mandates, as applicable, including institutional accounts and sub-advised mutual funds (including mutual funds sponsored by third parties).

The Boards received and reviewed statements relating to BlackRock’s financial condition. The Boards reviewed BlackRock’s profitability methodology and were also provided with a profitability analysis that detailed the revenues earned and the expenses incurred by BlackRock for services provided to the Funds. The Boards reviewed BlackRock’s profitability with respect to the Funds and other funds the Boards currently oversee for the year ended December 31, 2015 compared to available aggregate profitability data provided for the prior two years. The Boards reviewed BlackRock’s profitability with respect to certain other U.S. fund complexes managed by the Manager and/or its affiliates. The Boards reviewed BlackRock’s assumptions and methodology of allocating expenses in the profitability analysis, noting the inherent limitations in allocating costs among various advisory products. The Boards recognized that profitability may be affected by numerous factors including, among other things, fee waivers and expense reimbursements by the Manager, the types of funds managed, precision of expense allocations and business mix. As a result, calculating and comparing profitability at an individual fund level is difficult.

The Boards noted that, in general, individual fund or product line profitability of other advisors is not publicly available. The Boards reviewed BlackRock’s overall operating margin, in general, compared to that of certain other publicly-traded asset management firms. The Boards considered the differences between BlackRock and these other firms, including the contribution of technology at BlackRock, BlackRock’s expense management, and the relative product mix.

In addition, the Boards considered the cost of the services provided to the Funds by BlackRock, and BlackRock’s and its affiliates’ profits relating to the management of the Funds and the other funds advised by BlackRock and its affiliates. As part of their analysis, the Boards reviewed BlackRock’s methodology in allocating its costs of managing the Funds, to the Funds. The Boards may receive and review information from independent third parties as part of their annual evaluation. The Boards considered whether BlackRock has the financial resources necessary to attract and retain high quality investment management personnel to perform its obligations under the Agreements and to continue to provide the high quality of services that is expected by the

SEMI-ANNUAL REPORT	OCTOBER 31, 2016	97

Disclosure of Investment Advisory Agreements and Sub-Advisory Agreement (concluded)

Boards. The Boards further considered factors including but not limited to BlackRock’s commitment of time, assumption of risk, and liability profile in servicing the Funds in contrast to what is required of BlackRock with respect to other products with similar investment mandates across the open-end fund, ETF, closed-end fund, sub-advised mutual fund and institutional account product channels, as applicable.

The Board of MUA noted that MUA’s contractual management fee rate ranked in the first quartile, and that the actual management fee rate and total expense ratio each ranked in the first quartile, respectively, relative to its Expense Peers.

The Board of each of MEN, MVT, and MHD noted that its respective Fund’s contractual management fee rate ranked in the first quartile, and that the actual management fee rate and total expense ratio ranked in the first and second quartiles, respectively, relative to the Fund’s Expense Peers.

The Board of each of MUI, MUH, and MUS noted that its respective Fund’s contractual management fee rate ranked in the first quartile, and that the actual management fee rate and total expense ratio ranked in the second and first quartiles, respectively, relative to the Fund’s Expense Peers.

D. Economies of Scale: Each Board, including the Independent Board Members, considered the extent to which economies of scale might be realized as the assets of its Fund increase. Each Board also considered the extent to which its Fund benefits from such economies in a variety of ways, and whether there should be changes in the advisory fee rate or breakpoint structure in order to enable its Fund to more fully participate in these economies of scale. Each Board considered its Fund’s asset levels and whether the current fee was appropriate.

Based on the Boards’ review and consideration of the issue, the Boards concluded that most closed-end funds do not have fund level breakpoints because closed-end funds generally do not experience substantial growth after the initial public offering. They are typically priced at scale at a fund’s inception.

E. Other Factors Deemed Relevant by the Board Members: The Boards, including the Independent Board Members, also took into account other ancillary or “fall-out” benefits that BlackRock or its affiliates may derive from their respective relationships with the Funds, both tangible and intangible, such as BlackRock’s ability to leverage its investment professionals who manage other portfolios and risk management personnel, an increase in BlackRock’s profile in the investment advisory community, and the engagement of BlackRock’s affiliates as service providers to the Funds, including for administrative, securities lending and cash management services. The Boards also considered BlackRock’s overall operations and its efforts to expand the scale of, and improve the quality of, its operations. The Boards also noted that BlackRock may use and benefit from third party research obtained by soft dollars generated by certain registered fund transactions to assist in managing all or a number of its other client accounts. The Boards further noted that they had considered the investment by BlackRock’s funds in affiliated exchange traded funds (i.e., ETFs) without any offset against the management fees payable by the funds to BlackRock.

In connection with their consideration of the Agreements, the Boards also received information regarding BlackRock’s brokerage and soft dollar practices. The Boards received reports from BlackRock which included information on brokerage commissions and trade execution practices throughout the year.

The Boards noted the competitive nature of the closed-end fund marketplace, and that shareholders are able to sell their Fund shares in the secondary market if they believe that the Funds’ fees and expenses are too high or if they are dissatisfied with the performance of the Funds.

The Boards also considered the various notable initiatives and projects BlackRock performed in connection with its closed-end fund product line. These initiatives included the redemption of AMPS for the BlackRock closed-end funds with AMPS outstanding; developing equity shelf programs; efforts to eliminate product overlap with fund mergers; ongoing services to manage leverage that has become increasingly complex; periodic evaluation of share repurchases and other support initiatives for certain BlackRock funds; and continued communications efforts with shareholders, fund analysts and financial advisers. With respect to the latter, the Independent Board Members noted BlackRock’s continued commitment to supporting the secondary market for the common shares of its closed-end funds through a comprehensive secondary market communication program designed to raise investor and analyst awareness and understanding of closed-end funds. BlackRock’s support services included, among other things: continuing communications concerning the redemption efforts related to AMPS; sponsoring and participating in conferences; communicating with closed-end fund analysts covering the BlackRock funds throughout the year; providing marketing and product updates for the closed-end funds; and maintaining and enhancing its closed-end fund website.

Conclusion

Each Board, including the Independent Board Members, unanimously approved the continuation of its Advisory Agreement between the Manager and its Fund for a one-year term ending June 30, 2017. Based upon its evaluation of all of the aforementioned factors in their totality, as well as other information, each Board, including the Independent Board Members, was satisfied that the terms of the Advisory Agreement were fair and reasonable and in the best interest of its Fund and its shareholders. In arriving at its decision to approve the Advisory Agreement for its Fund, each Board did not identify any single factor or group of factors as, all-important or controlling, but considered all factors together, and different Board Members may have attributed different weights to the various factors considered. The Independent Board Members were also assisted by the advice of independent legal counsel in making this determination. The contractual fee arrangements for the Funds reflect the results of several years of review by the Board Members and predecessor Board Members, and discussions between such Board Members (and predecessor Board Members) and BlackRock. As a result, the Board Members’ conclusions may be based in part on their consideration of these arrangements in prior years.

98	SEMI-ANNUAL REPORT	OCTOBER 31, 2016

Officers and Directors

Richard E. Cavanagh, Chair of the Board and Director

Karen P. Robards, Vice Chair of the Board and Director

Michael J. Castellano, Director

Cynthia L. Egan, Director

Frank J. Fabozzi, Director

Jerrold B. Harris, Director

R. Glenn Hubbard, Director

W. Carl Kester, Director

Catherine A. Lynch, Director

Barbara G. Novick, Director

John M. Perlowski, Director, President and Chief Executive Officer

Jonathan Diorio, Vice President

Neal J. Andrews, Chief Financial Officer

Jay M. Fife, Treasurer

Charles Park, Chief Compliance Officer

Janey Ahn, Secretary

As of the date of this report:

•	The portfolio managers of MEN are Michael Kalinoski and Walter O’Connor.

•	The portfolio managers of MUS are Ted Jaeckel and Phillip Soccio.

•	The portfolio managers of MUI are Timothy Browse and Walter O’Connor.

Investment Adviser BlackRock Advisors, LLC Wilmington, DE 19809	Transfer Agent Computershare Trust Company, N.A. Canton, MA 02021	VRDP Remarketing Agent Citigroup Global Markets Inc.[1] New York, NY 10179	Accounting Agent and Custodian State Street Bank and Trust Company Boston, MA 02110	Legal Counsel Skadden, Arps, Slate, Meagher & Flom LLP Boston, MA 02116

	VRDP Tender and Paying Agent and VMTP Redemption and Paying Agent The Bank of New York Mellon New York, NY 10289	VRDP Liquidity Provider Citibank, N.A.[1] New York, NY 10179	Independent Registered Public Accounting Firm Deloitte & Touche LLP Boston, MA 02116	Address of the Funds 100 Bellevue Parkway Wilmington, DE 19809

[1]	For MEN.

SEMI-ANNUAL REPORT	OCTOBER 31, 2016	99

Additional Information

Proxy Results

The Annual Meeting of Shareholders was held on July 26, 2016 for shareholders of record on May 31, 2016, to elect director nominees for each Fund. There were no broker non-votes with regard to any of the Funds.

Approved the Directors as follows:

	Catherine A. Lynch[1]			Richard E. Cavanagh[2]			Cynthia L. Egan[2]
	Votes For	Votes Withheld	Abstain	Votes For	Votes Withheld	Abstain	Votes For	Votes Withheld	Abstain
MUA	33,124,874	1,056,655	0	33,078,329	1,103,199	0	33,143,713	1,037,816	0
	Jerrold B. Harris[2]			Barbara G. Novick[2]
	Votes For	Votes Withheld	Abstain	Votes For	Votes Withheld	Abstain
MUA	32,851,662	1,329,866	0	33,174,838	1,006,691	0

For the Fund listed above, Directors whose term of office continued after the Annual Meeting of Shareholders because they were not up for election are Michael J. Castellano, Frank J. Fabozzi, R. Glenn Hubbard, W. Carl Kester, John M. Perlowski, and Karen P. Robards.

[1]	Class II.

[2]	Class III.

Approved the Directors as follows:

	Michael J. Castellano			Richard E. Cavanagh			Cynthia L. Egan
	Votes For	Votes Withheld	Abstain	Votes For	Votes Withheld	Abstain	Votes For	Votes Withheld	Abstain
MEN	27,522,348	449,419	0	27,464,505	507,262	0	27,514,002	457,765	0
MHD	13,184,732	195,988	0	13,167,386	213,334	0	13,133,695	247,025	0
MUH	10,464,249	343,608	0	10,462,742	345,115	0	10,457,650	350,207	0
MUS	12,114,171	397,453	0	12,113,175	398,449	0	12,237,000	274,624	0
MUI	34,813,159	1,832,102	0	34,742,226	1,903,035	0	34,843,932	1,801,329	0
MVT	19,593,518	423,743	0	19,659,761	357,500	0	19,560,177	457,085	0
	Frank J. Fabozzi[1]			Jerrold B. Harris			R. Glenn Hubbard
	Votes For	Votes Withheld	Abstain	Votes For	Votes Withheld	Abstain	Votes For	Votes Withheld	Abstain
MEN	1,425	0	0	27,405,376	566,391	0	27,503,000	468,767	0
MHD	837	0	0	13,132,170	248,550	0	13,127,967	252,753	0
MUH	550	0	0	10,449,193	358,664	0	10,472,527	335,330	0
MUS	870	0	0	12,081,050	430,574	0	12,202,223	309,401	0
MUI	2,871	0	0	34,704,598	1,940,663	0	34,815,888	1,829,373	0
MVT	1,400	0	0	19,621,346	395,915	0	19,606,156	411,106	0
	W. Carl Kester[1]			Catherine A. Lynch			Barbara G. Novick
	Votes For	Votes Withheld	Abstain	Votes For	Votes Withheld	Abstain	Votes For	Votes Withheld	Abstain
MEN	1,425	0	0	27,529,875	441,892	0	27,529,262	442,505	0
MHD	837	0	0	13,158,600	222,120	0	13,165,594	215,126	0
MUH	550	0	0	10,465,909	341,948	0	10,447,990	359,867	0
MUS	870	0	0	12,250,371	261,253	0	12,248,749	262,875	0
MUI	2,871	0	0	34,853,173	1,792,088	0	34,835,340	1,809,921	0
MVT	1,400	0	0	19,530,512	486,749	0	19,629,635	387,626	0
	John M. Perlowski			Karen P. Robards
	Votes For	Votes Withheld	Abstain	Votes For	Votes Withheld	Abstain
MEN	27,493,018	478,749	0	27,520,838	450,929	0
MHD	13,185,349	195,371	0	13,153,218	227,502	0
MUH	10,457,811	350,046	0	10,467,451	340,406	0
MUS	12,185,305	326,319	0	12,250,842	260,782	0
MUI	34,824,366	1,820,895	0	34,830,426	1,814,835	0
MVT	19,663,162	354,099	0	19,585,650	431,612	0

¹	Voted on by holders of Preferred Shares only.

100	SEMI-ANNUAL REPORT	OCTOBER 31, 2016

Additional Information (continued)

Fund Certification

Certain Funds are listed for trading on the NYSE and have filed with the NYSE their annual chief executive officer certification regarding compliance with the NYSE’s listing standards. The Funds filed with the SEC the certification of its chief executive officer and chief financial officer required by section 302 of the Sarbanes-Oxley Act.

Dividend Policy

Each Fund’s dividend policy is to distribute all or a portion of its net investment income to its shareholders on a monthly basis. In order to provide shareholders with a more stable level of distributions, the Funds may at times pay out less than the entire amount of net investment income earned in any particular month and may at times in any particular month pay out such accumulated but undistributed income in addition to net investment income earned in that month. As a result, the distributions paid by the Funds for any particular month may be more or less than the amount of net investment income earned by the Funds during such month. The Funds’ current accumulated but undistributed net investment income, if any, is disclosed in the Statements of Assets and Liabilities, which comprises part of the financial information included in this report.

General Information

The Funds do not make available copies of their Statements of Additional Information because the Funds’ shares are not continuously offered, which means that the Statement of Additional Information of each Fund has not been updated after completion of the respective Fund’s offerings and the information contained in each Fund’s Statement of Additional Information may have become outdated.

During the period, there were no material changes in the Funds’ investment objectives or policies or to the Funds’ charters or by-laws that would delay or prevent a change of control of the Funds that were not approved by the shareholders or in the principal risk factors associated with investment in the Funds. Other than as noted on page 105, there have been no changes in the persons who are primarily responsible for the day-to-day management of the Funds’ portfolios.

Effective September 26, 2016, BlackRock implemented a new methodology for calculating “effective duration” for BlackRock’s municipal bond portfolios. The new methodology replaces the model previously used by BlackRock to evaluate municipal bond duration and is a common indicator of an investment’s sensitivity to interest rate movements. The new methodology will be applied to each Fund’s duration reported for periods after September 26, 2016.

Quarterly performance, semi-annual and annual reports, current net asset value and other information regarding the Funds, including each Fund’s effective duration and additional information about the new methodology, may be found on BlackRock’s website, which can be accessed at http://www.blackrock.com. Any reference to BlackRock’s website in this report is intended to allow investors public access to information regarding the Funds and does not, and is not intended to, incorporate BlackRock’s website in this report.

Electronic Delivery

Shareholders can sign up for e-mail notifications of quarterly statements, annual and semi-annual shareholder reports by enrolling in the electronic delivery program. Electronic copies of shareholder reports are available on BlackRock’s website.

To enroll in electronic delivery:

Shareholders Who Hold Accounts with Investment Advisers, Banks or Brokerages:

Please contact your financial advisor. Please note that not all investment advisers, banks or brokerages may offer this service.

Householding

The Funds will mail only one copy of shareholder documents, annual and semi-annual reports and proxy statements, to shareholders with multiple accounts at the same address. This practice is commonly called “householding” and is intended to reduce expenses and eliminate duplicate mailings of shareholder documents. Mailings of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please call the Funds at (800) 882-0052.

Availability of Quarterly Schedule of Investments

The Funds file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q are available on the SEC’s website at http://www.sec.gov and may also be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room or how to access documents on the SEC’s website without charge may be obtained by calling (800) SEC-0330. The Funds’ Forms N-Q may also be obtained upon request and without charge by calling (800) 882-0052.

SEMI-ANNUAL REPORT	OCTOBER 31, 2016	101

Additional Information (concluded)

General Information (concluded)

Availability of Proxy Voting Policies and Procedures

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities is available upon request and without charge (1) by calling (800) 882-0052; (2) at http://www.blackrock.com; and (3) on the SEC’s website at http://www.sec.gov.

Availability of Proxy Voting Record

Information about how the Funds voted proxies relating to securities held in the Funds’ portfolios during the most recent 12-month period ended June 30 is available upon request and without charge (1) at http://www.blackrock.com; or by calling (800) 882-0052; and (2) on the SEC’s website at http://www.sec.gov.

Availability of Fund Updates

BlackRock will update performance and certain other data for the Funds on a monthly basis on its website in the “Closed-end Funds” section of http://www.blackrock.com as well as certain other material information as necessary from time to time. Investors and others are advised to check the website for updated performance information and the release of other material information about the Funds. This reference to BlackRock’s website is intended to allow investors public access to information regarding the Funds and does not, and is not intended to, incorporate BlackRock’s website in this report.

Section 19(a) Notices

MUA’s amounts and sources of distributions reported are estimates and are being provided to you pursuant to regulatory requirements and are not being provided for tax reporting purposes. The actual amounts and sources for tax reporting purposes will depend upon each Fund’s investment experience during the remainder of the fiscal year and may be subject to changes based on tax regulations. Each Fund will provide a Form 1099-DIV each calendar year that will tell you how to report these distributions for federal income tax purposes.

October 31, 2016
	Total Fiscal Year-to-Date Cumulative Distributions by Character					Percentage of Fiscal Year-to-Date Cumulative Distributions by Character
	Net Investment Income	Net Realized Capital Gains Short Term	Net Realized Capital Gains Long Term	Return of Capital	Total Per Common Share	Net Investment Income	Net Realized Capital Gains Short Term	Net Realized Capital Gains Long Term	Return of Capital	Total Per Common Share
MUA	$0.347500	—	—	—	$0.347500	100%	—	—	—	100%

Section 19(a) notices for the Funds, as applicable, are available on the BlackRock website http://www.blackrock.com.

BlackRock Privacy Principles

BlackRock is committed to maintaining the privacy of its current and former fund investors and individual clients (collectively, “Clients”) and to safeguarding their non-public personal information. The following information is provided to help you understand what personal information BlackRock collects, how we protect that information and why in certain cases we share such information with select parties.

If you are located in a jurisdiction where specific laws, rules or regulations require BlackRock to provide you with additional or different privacy-related rights beyond what is set forth below, then BlackRock will comply with those specific laws, rules or regulations.

BlackRock obtains or verifies personal non-public information from and about you from different sources, including the following: (i) information we receive from you or, if applicable, your financial intermediary, on applications, forms or other documents; (ii) information about your transactions with us, our affiliates, or others; (iii) information we receive from a consumer reporting agency; and (iv) from visits to our websites.

BlackRock does not sell or disclose to non-affiliated third parties any non-public personal information about its Clients, except as permitted by law or as is necessary to respond to regulatory requests or to service Client accounts. These non-affiliated third parties are required to protect the confidentiality and security of this information and to use it only for its intended purpose.

We may share information with our affiliates to service your account or to provide you with information about other BlackRock products or services that may be of interest to you. In addition, BlackRock restricts access to non-public personal information about its Clients to those BlackRock employees with a legitimate business need for the information. BlackRock maintains physical, electronic and procedural safeguards that are designed to protect the non-public personal information of its Clients, including procedures relating to the proper storage and disposal of such information.

102	SEMI-ANNUAL REPORT	OCTOBER 31, 2016

This report is intended for current holders. It is not a prospectus. Past performance results shown in this report should not be considered a representation of future performance. The Funds have leveraged their Common Shares, which creates risks for Common Shareholders, including the likelihood of greater volatility of net asset value and market price of the Common Shares, and the risk that fluctuations in short-term interest rates may reduce the Common Shares’ yield. Statements and other information herein are as dated and are subject to change.

CEMUNI7-10/16-SAR

Item 2 –   Code of Ethics – Not Applicable to this semi-annual report

Item 3 –   Audit Committee Financial Expert – Not Applicable to this semi-annual report

Item 4 –   Principal Accountant Fees and Services – Not Applicable to this semi-annual report

Item 5 –   Audit Committee of Listed Registrants – Not Applicable to this semi-annual report

Item 6 –   Investments

(a) The registrant’s Schedule of Investments is included as part of the Report to Stockholders filed under Item 1 of this Form.

(b) Not Applicable due to no such divestments during the semi-annual period covered since the previous Form N-CSR filing.

Item 7 –   Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies – Not

                Applicable to this semi-annual report

Item 8 –   Portfolio Managers of Closed-End Management Investment Companies

(a)	Not Applicable to this semi-annual report
(b)	Effective July 1, 2016, Mr. Jaeckel was removed as Portfolio Manager.

Item 9 –   Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers –

                Not Applicable

Item 10 – Submission of Matters to a Vote of Security Holders – There have been no material changes to these procedures.

Item 11 – Controls and Procedures

(a) – The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing of this report based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rule 13a-15(b) under the Securities Exchange Act of 1934, as amended.

(b) – There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12 – Exhibits attached hereto

(a)(1) – Code of Ethics – Not Applicable to this semi-annual report

(a)(2) – Certifications – Attached hereto

(a)(3) – Not Applicable

(b) –   Certifications – Attached hereto

2

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

BlackRock MuniEnhanced Fund, Inc.

By:	/s/ John M. Perlowski
John M. Perlowski
Chief Executive Officer (principal executive officer) of
BlackRock MuniEnhanced Fund, Inc.

Date: January 4, 2017

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ John M. Perlowski
John M. Perlowski
Chief Executive Officer (principal executive officer) of
BlackRock MuniEnhanced Fund, Inc.

Date: January 4, 2017

By:	/s/ Neal J. Andrews
Neal J. Andrews
Chief Financial Officer (principal financial officer) of
BlackRock MuniEnhanced Fund, Inc.

Date: January 4, 2017

3